UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number             811-07739

                                         Harding, Loevner Funds, Inc.

(Exact name of registrant as specified in charter)

400 Crossing Boulevard

Fourth Floor

                         Bridgewater, NJ 08807

(Address of principal executive offices) (Zip code)

Marcia Y. Lucas, Esq.

The Northern Trust Company

333 South Wabash Ave

Chicago, IL 60604

With a copy to:

Stephen H. Bier, Esq.

Dechert LLP

1095 Avenue of the Americas

                    New York, NY 10036

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 435-8105

Date of fiscal year end: 10/31

Date of reporting period: 04/30/2021

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

Global Equity Portfolio	Institutional Emerging Markets Portfolio	Global Equity Research Portfolio

International Equity Portfolio	Emerging Markets Portfolio	International Equity Research Portfolio

International Small Companies Portfolio	Frontier Emerging Markets Portfolio	Emerging Markets Research Portfolio

Chinese Equity Portfolio

The Prospectus, SAI, and the Fund’s annual and semi-annual reports are also available free of charge on Harding Loevner’s website at hardingloevnerfunds.com.

Reports and other information about the Fund are also available on the EDGAR database on the Commission’s

	Internet site at SEC.gov or by electronic request at the following e-mail address: publicinfo@sec.gov. A duplication fee will be applied to written requests and needs to be paid at the time your request is submitted.	As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Harding Loevner Funds

Global equity investing for institutions is Harding Loevner’s exclusive focus. Through Harding Loevner Funds it offers distinct global strategies based on its quality-and-growth investment philosophy. It seeks to purchase shares of growing, financially strong, well-managed companies at favorable prices. Harding Loevner manages each of the Funds’ Portfolios according to a disciplined, research-based investment process. It identifies companies with sustainable competitive advantages and assesses the durability of their earnings growth by conducting in-depth fundamental research into global industries. In constructing portfolios, Harding Loevner diversifies carefully to limit risk.

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4	Letter to Our Shareholders

6	Global Equity Portfolio

10	International Equity Portfolio

14	International Small Companies Portfolio

18	Emerging Markets Portfolio

22	Chinese Equity Portfolio

26	Frontier Emerging Markets Portfolio

30	Global Equity Research Portfolio

34	International Equity Research Portfolio

38	Emerging Markets Research Portfolio

Contact

Harding, Loevner Funds, Inc. c/o Northern Trust Attn: Funds Center, Floor 38 333 South Wabash Avenue Chicago, IL 60604 Phone: (877) 435-8105 Fax: (312) 267-3657 www.hardingloevnerfunds.com	Must be preceded or accompanied by a current Prospectus. Quasar Distributors, LLC, Distributor

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Letter To Our Shareholders

April 30, 2021

David Loevner, CFA, CIC

Chairman of the Funds and

Chief Executive Officer of the Adviser

Ferrill Roll, CFA

Chief Investment Officer of the Adviser

Simon Hallett, CFA

Vice Chairman of the Adviser

Last fall, in our Fiscal Year 2020 Annual Report and Commentary, we expressed some incredulity at “value” investing’s much ballyhooed demise. We had no unique insight to offer about the outlook for the value style other than noting that each prior reading of its last rites seemed to presage its roaring back to life. And, lo and behold, our October 31 missive presciently, if inadvertently, anticipated the turn in market style that coincided with the announcements of the first highly effective COVID-19 vaccines and the imminent change of US presidential administration.

Since November the “value” half of the MSCI All Country World Index has outperformed its “growth” counterpart by more than fifteen percentage points. More significant for us, however, has been the outperformance, by a country mile, of stocks of more leveraged, more cyclical, and less profitable companies relative to the stocks of higher-quality companies that are not so encumbered. The prospect of re-opening economies brightened the outlook for every business (save for the few that provide remote-working tools or home delivery), but it’s been the weakest companies—especially those that were severely challenged during the lockdowns—whose outlook has brightened the most. The Biden administration’s spending plans for consumer relief today and infrastructure tomorrow have further re-enlivened such companies’ prospects. Our portfolio managers, in varying degrees, had been leaning against the then-prevailing winds by resisting the pie-in-the-sky valuations of many of the fastest-growing companies, while maintaining exposure to growth businesses. A related, but separate, trade-off also vexed them: the one between rich valuation and business quality. Their struggle with those trade-offs is the subject of many of the reports that follow this letter.

Another area where we’ve leaned against the wind is in capping the exposure to China permitted in our Emerging Markets Portfolio. China’s market capitalization has swelled on the back of rising valuations and new issuance. Thanks to improved access for foreign investors, the Chinese market has secured a pre-eminent place in passive indices, and as many new companies have gone public it has also become more diversified. We anticipated the broad outline of this evolution some years ago, adding analytical resources, expanding company coverage, and raising our self-imposed ceiling on maximum exposure to the country. In the spring of last year, as China’s stock market rebounded rapidly, reflecting the country’s early control of the virus when the rest of the world was still floundering, we resisted the loud calls (including from some of our own colleagues) to raise our ceiling further. We demurred because of our aversion to changing sensible constraints while they are actually binding. Constraints in risk guidelines are a form of pre-commitment, meant to gird our loins precisely when market momentum and FOMO conspire mightily to induce us to throw caution to the wind. That resistance proved well-considered in the latter part of 2020 when Chinese share prices tumbled even as other markets rose on positive vaccine news. The twin reminders of internal risks emanating from Chinese regulatory unpredictability and external ones from US congressional and executive actions drove home that, like any investment, Chinese stocks are not a one-way bet. Once the clamor for more Chinese risk-taking had subsided, and in recognition of China’s growing heft in the MSCI EM Index, we did relax our fixed limit on China at year end, but still constrain our portfolio managers to not exceed the country’s weight in the index.

More newsworthy, perhaps, in recognition of our growing success at finding Chinese companies with enviable growth prospects that also meet our business-quality standards, we launched a new, dedicated Chinese Equity Portfolio providing interested investors more concentrated exposure to Chinese stocks using our time-tested and battle-hardened investment philosophy and process. You’ll find that Portfolio’s first appearance later in this report as well.

An area where we find ourselves tilted in the direction of prevailing winds is that of scrutinizing Environmental, Societal, and Governance (ESG) risks and opportunities. Alongside our longstanding focus on the risks of poor corporate governance, we escalated our analysts’ assessment of the E and the S risks five years ago, incorporating checklists that require rigorous investigation into a common set of potential ESG-specific hazards. Since then, the winds have only blown harder, as we have continued to hone our skills in this area, a natural refinement of the search for long-term sustainable businesses that has been the aim of our high-quality, growth-oriented investment philosophy from the very start.

Last year, we heightened our efforts to assess the materiality of specific ESG-related risks to each industry. Using the processes we’ve developed, our analysts are continually probing the logic and consistency of their assessments of such risks. We’re also making sure those processes keep pace with rapidly evolving best practices, including expanding our capacity for engaging with issuers and for reporting to our own clients on the impact of our

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companies’ activities along dimensions such as carbon emissions or diversity, as well as on the results of our engagements with their managements.

As we continue sharpening our focus on ESG, our overarching goal is to deliver strong risk-adjusted returns. Instead of fleeing from any perceived ESG risk regardless of its materiality or the potential opportunity cost of avoiding it, we aim to assess all risks, including ESG risks, properly, identifying which are material and the time frames under which their consequences might be realized. In some instances, we may identify companies or entire industries that have become mispriced in a crowding of the market into fashionable ESG themes. By identifying the most material and persistent trends affecting industries, our analysts are capable of discerning which companies may become impaired, which embroiled in mounting regulation, and which, unheralded today, may thrive. Indeed, recognizing and exploiting such trends is exactly what we expect the best companies to do.

Leaning against the wind is part and parcel of contrarian investing, and any investor must diverge from the crowd in some way to have a chance to outperform. The art comes in judging when and where to diverge, and when simply to accept and appreciate the breeze at your back. We are grateful for your continued trust in Harding Loevner, as we make those judgments.

Sincerely,

David R. Loevner, CFA, CIC	Ferrill D. Roll, CFA	Simon Hallett, CFA

Opinions expressed are those of Harding Loevner and are not intended to be forecasts of future events, a guarantee of future results, nor investment advice. Please read the separate disclosure page for important information, including the risks of investing in the Portfolios. Past performance is not a guarantee of future results.

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Global Equity Portfolio

Institutional Investors: HLMVX & HLGZX | Individual Investors: HLMGX

Portfolio Management Team

Peter Baughan, CFA Co-Lead Portfolio Manager Jingyi Li Co-Lead Portfolio Manager

Scott Crawshaw Portfolio Manager Christopher Mack, CFA Portfolio Manager

Richard Schmidt, CFA Portfolio Manager

Performance Summary

For the Global Equity Portfolio, the Institutional Class gained 24.05%, the Institutional Class Z gained 24.08%, and the Advisor Class gained 23.90% (net of fees and expenses) in the six-month period ended April 30, 2021. The Portfolio’s benchmark, the MSCI All Country World Index, gained 28.29% (net of source taxes).

Market Review

Global stock markets increased in the six months ended April 30, as the rollout of several successful COVID-19 vaccines led to economic rebounds across the globe. All sectors and regions finished in positive territory for the period.

The closing months of 2020 saw a dramatic rise in global stock markets, despite an escalation in the global pandemic. The starting gun for the run-up was Pfizer’s announcement of better-than-expected results for its COVID-19 vaccine trials and was followed in rapid fire by positive reports from Moderna, AstraZeneca, and Sinopharm. Accelerated approvals gave investors further hope for some return to normal commerce in 2021, even as COVID-19 hospitalizations in the US and Europe soared.

In 2021, signs of a global economic rebound multiplied as the vaccination efforts began in earnest. In March, the IMF raised its global GDP growth forecast for 2021 to 6.0%. In the US, among the world’s leaders in vaccination rates, retail sales climbed to the strongest level on record and restaurant bookings and the number of airline passengers, while still below pre-COVID-19 levels, continued to improve. The Biden administration passed a colossal US$1.9 trillion relief package, the third such stimulus measure

Fund Facts at April 30, 2021

Total Net Assets	$1,708.4M

Sales Charge	None

Number of Holdings	74

Turnover (5 Year Average)	44%

Dividend Policy	Annual

	Institutional Investors		Individual Investors

	Inst Class	Inst Class Z	Advisor Class

Ticker	HLMVX	HLGZX	HLMGX

CUSIP	412295602	412295727	412295206

Inception Date	11/3/2009	8/1/2017	12/1/1996

Minimum Investment[1]	$100,000	$10,000,000	$5,000

Net Expense Ratio[2]	0.88%[3]	0.80%[4]	1.07%[5]

Gross Expense Ratio[2]	0.88%	0.83%	1.07%

1Lower minimums available through certain brokerage firms. 2As of the most recent Prospectus and based on expenses for the fiscal year end. 3Harding Loevner has contractually agreed to cap the expense ratio at 0.90% through February 28, 2022. The expense ratio (without cap) is applicable to investors. 4The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2022. Harding Loevner’s contractual agreement caps the expense ratio at 0.80%. The Net Expense Ratio is applicable to investors. 5Harding Loevner has contractually agreed to cap the expense ratio at 1.20% through February 28, 2022. The expense ratio (without cap) is applicable to investors.

since the pandemic began, sending direct payments to millions of Americans and extending unemployment insurance. In China, electricity generation and rail cargo volume rose substantially year over year, but consumer spending remained subdued despite much of daily life having returned to normal. The recovery in Europe was even more uneven, amid the emergence of new more virulent virus strains and problems with its vaccine rollout extending or renewing lockdowns.

Better economic data coupled with seemingly unlimited central bank liquidity led to rising management confidence and a surge in mergers and acquisition activity (M&A). Company CEOs were not the only market participants infected with high confidence; investors became more sanguine as well. The growth of special-purpose acquisition companies (SPACs), a “backdoor” means of taking private companies public with minimal regulatory scrutiny, accounted for an unprecedented 25% of all US deals. Retail trading activity also rose sharply, with a record number of people opening online accounts, and option volumes rising dramatically. The speculative frenzy extended to initial public offerings (IPOs) in many markets, with shares of newly listed companies (many of them still loss-making) being met by strong institutional and retail demand.

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Performance (% total return)

	For periods ended March 31, 2021							For periods ended April 30, 2021

	1	3	5	10	Since Inception*			1	3	5	10	Since Inception*

	Year	Years	Years	Years	Nov-09	Aug-17	Dec-96	Year	Years	Years	Years	Nov-09	Aug-17	Dec-96

Global Equity Portfolio – Inst Class	58.35	14.15	16.34	11.29	11.86			50.36	16.47	17.27	11.38	12.29

Global Equity Portfolio – Inst Class Z	58.47	14.22	–	–		14.54		50.49	16.55	–	–		15.86

Global Equity Portfolio - Advisor Class	58.08	13.92	16.09	11.03			8.24	50.09	16.24	17.02	11.10			8.45

MSCI All Country World Index	54.60	12.07	13.21	9.15	10.14	11.74	–	45.74	13.32	13.85	9.17	10.47	12.74	–

Returns are annualized for periods greater than 1 year. *Inception of the Institutional Class, November 3, 2009. Inception of the Institutional Class Z, August 1, 2017. Inception of the Advisor Class, December 1, 1996. Index performance prior to January 1, 2001 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com.

As homebuyers and corporate treasurers alike raced to lock in low interest rates, bond yields rose, with the yield on the US 10-year reaching pre-pandemic levels in March. Commodity prices, particularly those linked with industrial activity such as iron ore and copper, jumped higher, while Brent crude rose to over US$60 per barrel.

On a sector basis, Energy was the strongest performer, surging in lockstep with rising oil prices. Financials also performed strongly, aided by a steepening yield curve and surprisingly low credit defaults. Information Technology (IT) also outperformed despite heightened scrutiny from regulators in Europe, China, and the US. Less-cyclical sectors—Consumer Staples, Health Care, and Utilities—all underperformed for the period.

Viewed by geography, the eurozone outperformed as some of the countries hit hardest by the virus, such as Spain and Italy, began to recover. Canada was a big outperformer, helped by its large weighting in banks and Energy. In Europe outside the eurozone, the UK posted strong returns on the back of its expansive vaccination program. Japan significantly underperformed as the country instated a new, more stringent state of emergency in response to another virus wave. Emerging Markets (EMs) also underperformed as weakness in China due to its regulatory crackdowns on tech companies offset strong performance in Taiwan and Russia, where the global semiconductor shortage and the rise in the oil price helped the former’s IT and latter’s Energy companies, respectively.

Performance Attribution

The Portfolio underperformed due to both negative sector allocation and stock selection. Weak stocks in Communication Services and Consumer Discretionary detracted the most during the period. In the former, shares of Polish video game producer CD Projekt were buffeted as the highly anticipated launch of its game Cyberpunk 2077 was marred by bugs and the company fell victim to a ransomware attack. In Consumer Discretionary, shares of Chinese e-commerce company Alibaba declined following the company’s withdrawal of its planned IPO for its Ant Financial affiliate under pressure from banking regulators. Additionally, Alibaba was also put on notice about the potentially anti-competitive practices of its core e-commerce business. The Portfolio’s overweight in Health Care and underweight in Energy also detracted.

Strong stocks in Industrials helped, particularly agricultural equipment manufacturer John Deere. The company delivered strong earnings and raised its guidance for 2021. Sales of Deere’s tractors and combine harvesters have been underpinned by Chinese demand for agriculture products and by the rebound in the bioethanol market accompanying the jump in oil prices. The Portfolio’s underweight in Consumer Staples and Utilities and overweight in Financials also helped.

Viewed by geography, the Portfolio underperformed in every major market outside the US. Weak stocks in EMs (CD Projekt and Alibaba) detracted the most from relative performance. Stocks in Europe both inside and outside the eurozone also detracted, particularly Swiss drug manufacturer Lonza, which declined amid rising investor interest in more cyclical sectors. The Portfolio’s cash weight during this period of strong equity returns also dragged on relative performance.

Strong stocks in the US contributed, especially SVB Financial Group; the bank has benefited from rising expectations for increased economic growth and higher interest rates. Electronic payment services company PayPal was another strong performer as the company reported strong revenue, earnings, and new-user growth through the period. Additionally, the company launched its new service that enables customers to buy, hold, and sell cryptocurrencies. The Portfolio’s underweight in Japan was also a modest contributor during the period.

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Perspective and Outlook

For the best part of our 30-year existence we’ve invested in high-quality, growing companies. That means we understand only too well the slings and arrows of performance that the market occasionally hurls the way of our quality-focused portfolio. During the recovery from the prolonged bear market that followed the bursting of the tech bubble in 2000 we suffered one of our worst periods of relative performance. As the profit slump—at the time the deepest since the 1930s—dragged into its second year, the US Federal Reserve led other central banks in further rounds of cutting interest rates in a bid to spur a stronger recovery. Investors who had fled the securities of barely profitable or highly leveraged companies reconsidered their cautious stance. Companies that were priced as if they might be the next round of bankruptcies suddenly looked like probable survivors, and their share prices leapt higher as investors adjusted to the upgraded prognosis. As cyclical and financial risks receded, stocks of the most stable companies, with ultra-conservative balance sheets and resilient profit margins, no longer transfixed investors, whose eyes wandered to less pristine corporate stories in hopes of a bargain. Over the ensuing 24 months, stocks of companies in the lowest tiers of quality, derided as junk, trounced by double digits those in the top tiers.

Judging by the performance of the different quintiles of the market sorted by our proprietary quality rankings, the shift in market style that coincided with the early November release of vaccine efficacy results matches in many ways the pattern of 2003-2004, and then some. Whereas two decades ago it took over two years for the bottom quintile to outpace the top by 19 percentage points, this latest go-round has produced a 23 percentage point gap between the same two groups in just five months, with a mostly monotonic progression of performance down the tiers of quality: the worse you were, the better you did.

The earlier episode drove home the perils of being too risk-averse! While wallowing in the depths of a deep recession and long bear market, we took comfort from the resilience and reasonable valuation of the best companies and—despite the obvious chasm in relative valuations that had opened up between stocks of the best and the next-best, let alone the worst—ultimately lost sight of the opportunity cost of future returns from what we did not own.

Over the last couple of years, as valuations for high-quality and rapidly growing companies have risen steadily, we’ve had to make difficult trade-offs in attempting to balance our commitment to these company attributes against the prices their shares fetch. Historically our debate has mostly concerned the trade-off between valuation and growth, but in this nascent recovery from the pandemic, the real issue—at least as far as relative performance goes—has turned out to be related more to trading off valuation against quality. Growth, in contrast to quality, has not been a particularly good predictive factor recently: only the fastest growth quintile (sorted by our growth metric) has seriously lagged the index, while the other 80% of the market matched or bettered the market’s average performance since the beginning of November.

Although both high quality and faster growth have become highly priced in recent times, we’ve made no attempt to predict either inflation or interest rates, despite recognizing how these inputs have an immediate impact on stock valuations through their influence on discount rates. Considering such attempts a fool’s errand, we prefer instead to focus on discerning the enduring characteristics of companies themselves—characteristics that tend to persist across business cycles and political eras.

Our investment process is designed to give analysts the freedom, with few exceptions, to “go anywhere,” and locate the best businesses even in out-of-favor industries or countries. By keeping our opportunity set broad, always on the lookout for companies with strong competitive positions and secular growth tailwinds, the goal is to continuously furnish portfolio managers with sufficient raw materials from which to assemble diversified and

Portfolio Positioning (%) at April 30, 2021

Country/Region	Portfolio	Benchmark[1]

Canada	0.0	2.8

Emerging Markets	15.0	12.8

Europe EMU	6.8	8.6

Europe ex-EMU	6.9	7.9

Frontier Markets[2]	0.0	–

Japan	3.1	6.2

Middle East	0.0	0.2

Pacific ex-Japan	2.9	3.1

United States	63.9	58.4

Cash	1.4	–

Sector	Portfolio	Benchmark[1]

Comm Services	10.7	9.6

Consumer Discretionary	10.6	12.8

Consumer Staples	2.2	6.9

Energy	2.1	3.3

Financials	16.7	14.3

Health Care	20.8	11.3

Industrials	11.2	9.9

Information Technology	23.8	21.4

Materials	0.0	5.1

Real Estate	0.0	2.6

Utilities	0.5	2.8

Cash	1.4	–

1 MSCI All Country World Index; 2 Includes countries with less-developed markets outside the index.

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differentiated portfolios of high-quality growing businesses. Our risk guidelines, including our portfolio limits on countries, sectors, and single companies, limit the worst of those inclinations, and we alter those limits only rarely and with great deliberation. In other words, don’t expect us to follow the current trend of some growth and momentum-oriented investors and to jettison our single holding limits to amass larger stakes in our favorite companies.

Portfolio Highlights

We ended the period overweight to Health Care, IT, Financials, Industrials, Communication Services, and underweight to Consumer Staples, Consumer Discretionary, Energy, and Utilities. The Portfolio had no holdings in Materials or Real Estate.

Health Care remains the Portfolio’s largest overweight, boosted by the purchase of two new US-based holdings—Edwards Lifesciences and UnitedHealth Group—and one new Chinese holding—WuXi Biologics. We believe Edwards, whose SAPIEN valve is the most implanted heart valve in the world, can continue to grow revenue and earnings for the foreseeable future due to the shift from open-heart surgery to transcatheter aortic valve replacement. UnitedHealth is one of the largest diversified healthcare companies in the United States and is pioneering innovative payment systems and health care delivery methods that should allow it to maintain its status as the premier private insurer. Additionally, legislative risk impacting the company has appeared to decrease post-election. Wuxi has become the dominant company in China’s rapidly growing biopharmaceutical industry and is gaining significant traction outside China as well. As Wuxi’s capabilities increase, we believe the company will win more late-stage development projects given its innovative manufacturing strategy and lower cost, highly talented workforce.

While we continue to be overweight the Financials sector, we have shifted the composition away from a group of banks located in struggling emerging economies in favor of enlarged holdings of two US banks: SVB Financial Group and First Republic Bank. Both cater to lucrative niche markets and prioritize impeccable service as a means of growing through referrals from their affluent and contented clientele.

In Energy, we bought two new holdings: US-based Schlumberger and Finland-based Neste. Schlumberger’s management has continually invested, through good times and bad, to extend its technological lead in oil servicing. Its latest moves include improving its data analytics platform to enable customers to leverage their data for greater efficiencies and embarking on new clean energy ventures. Over the last two decades Neste has developed technology that turns used cooking oil and waste animal fats into transport fuel and cultivated the requisite network to source and collect the feedstock. Most biodiesel fuels utilize crop-based feedstocks such as palm oil, a commodity widely blamed for deforestation; Neste’s next-generation process suffers no such overhang. We expect regulators in Europe, as part of their efforts to mitigate climate

Top Ten Holdings by Weight at April 30, 2021

Company	Sector	Country	%

SVB Financial Group	Financials	US	3.8

First Republic Bank	Financials	US	3.7

Alphabet	Comm Services	US	3.6

Amazon.com	Cons Discretionary	US	3.2

John Deere	Industrials	US	2.7

Illumina	Health Care	US	2.7

PayPal	Info Technology	US	2.6

Facebook	Comm Services	US	2.6

CME Group	Financials	US	2.4

Vertex Pharmaceuticals	Health Care	US	2.1

change, to continually raise mandates for use of biofuels while simultaneously penalizing sources that emanate from palm oil, placing the company at the juncture of two powerful secular trends.

We sold two Industrials holdings—US-based prototype-manufacturing service provider Protolabs and Finnish elevator-maker Kone—as outperformance led shares to appear overvalued. In Financials, we sold our position in Brazilian bank Itaú Unibanco as the company has not behaved as anticipated in the face of commodity-led reflationary trends and higher interest rates in Brazil. We also sold our sole Materials holding, German flavors-and-fragrance maker Symrise, as we felt we were not being adequately compensated for the stock’s lack of liquidity.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

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International Equity Portfolio

Institutional Investors: HLMIX & HLIZX | Individual Investors: HLMNX

Portfolio Management Team

Ferrill Roll, CFA Co-Lead Portfolio Manager Andrew West, CFA Co-Lead Portfolio Manager

Bryan Lloyd, CFA Portfolio Manager Babatunde Ojo, CFA Portfolio Manager

Patrick Todd, CFA Portfolio Manager

Performance Summary

For the International Equity Portfolio, the Institutional Class gained 24.26%, the Institutional Class Z gained 24.30%, and the Investor Class gained 24.11% (net of fees and expenses) in the six-month period ended April 30, 2021. The Portfolio’s benchmark, the MSCI All Country World ex-US Index, gained 27.41% (net of source taxes).

Market Review

International stock markets increased in the six months ended April 30, as the rollout of several successful COVID vaccines led to economic rebounds across the globe. All sectors and regions finished in positive territory for the period.

The closing months of 2020 saw a dramatic rise in global stock markets, despite an escalation in the global pandemic. The starting gun for the run-up was Pfizer’s announcement of better-than-expected results for its COVID-19 vaccine trials and was followed in rapid fire by positive reports from Moderna, AstraZeneca, and Sinopharm. Accelerated approvals gave investors further hope for some return to normal commerce in 2021, even as COVID-19 hospitalizations in the US and Europe soared.

In 2021, signs of a global economic rebound multiplied as the vaccination efforts began in earnest. In March, the IMF raised its global GDP growth forecast for 2021 to 6.0%. In the US, among the world’s leaders in vaccination rates, retail sales climbed to the strongest level on record and restaurant bookings and the number of airline passengers, while still below pre-COVID-19 levels, continued to improve. The Biden administration passed a colossal

Fund Facts at April 30, 2021

Total Net Assets		$20,439.7M

Sales Charge		None

Number of Holdings		58

Turnover (5 Year Average)		18%

Dividend Policy		Annual

	Institutional Investors		Individual Investors

	Inst Class	Inst Class Z	Investor Class

Ticker	HLMIX	HLIZX	HLMNX

CUSIP	412295107	412295719	412295503

Inception Date	5/11/1994	7/17/2017	9/30/2005

Minimum Investment[1]	$100,000	$10,000,000	$5,000

Net Expense Ratio[2]	0.81%[3]	0.73%[4]	1.13%[5]

Gross Expense Ratio[2]	0.81%	0.73%	1.13%

1Lower minimums available through certain brokerage firms; 2As of the most recent Prospectus and based on expenses for the fiscal year end. The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2022. 3Harding Loevner’s contractual agreement caps the Net Expense Ratio at 1.00%. 4Harding Loevner’s contractual agreement caps the net expense ratio at 0.80%. 5Harding Loevner’s contractual agreement caps the net expense ratio at 1.25%. The Net Expense Ratio is applicable to investors.

US$1.9 trillion relief package, the third such stimulus measure since the pandemic began, sending direct payments to millions of Americans and extending unemployment insurance. In China, electricity generation and rail cargo volume rose substantially year over year, but consumer spending remained subdued despite much of daily life having returned to normal. The recovery in Europe was even more uneven, amid the emergence of new more virulent virus strains and problems with its vaccine rollout extending or renewing lockdowns.

Better economic data coupled with seemingly unlimited central bank liquidity led to rising management confidence and a surge in mergers and acquisition activity (M&A). Company CEOs were not the only market participants infected with high confidence; investors became more sanguine as well. The growth of special-purpose acquisition companies (SPACs), a “backdoor” means of taking private companies public with minimal regulatory scrutiny, accounted for an unprecedented 25% of all US deals. Retail trading activity also rose sharply, with a record number of people opening online accounts, and option volumes rising dramatically. The speculative frenzy extended to initial public offerings (IPOs) in many markets, with shares of newly listed companies (many of them still loss-making) being met by strong institutional and retail demand.

As homebuyers and corporate treasurers alike raced to lock in low interest rates, bond yields rose, with the yield on the US 10-

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Performance (% total return)

	For periods ended March 31, 2021							For periods ended April 30, 2021

	1	3	5	10	Since Inception*			1	3	5	10	Since Inception*

	Year	Years	Years	Years	May-94	Jul-17	Sep-05	Year	Years	Years	Years	May-94	Jul-17	Sep-05

Intl Equity Portfolio – Inst Class	50.49	9.01	12.17	7.52	6.85			45.66	9.56	12.36	7.19	6.91

Intl Equity Portfolio – Inst Class Z	50.54	9.10	–	–		9.96		45.77	9.65	–	–		10.38

Intl Equity Portfolio – Investor Class	50.00	8.66	11.81	7.16			7.27	45.25	9.21	11.99	6.83			7.39

MSCI All Country World ex-US Index	49.41	6.51	9.76	4.93	–	7.27	5.27	42.98	6.98	9.83	4.73	–	7.93	5.43

Returns are annualized for periods greater than 1 year. *Inception of the Institutional Class, May 11, 1994. Inception of the Institutional Class Z, July 17, 2017. Inception of the Investor Class, September 30, 2005. Index performance prior to January 1, 2001 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com.

year reaching pre-pandemic levels in March. Commodity prices, particularly those linked with industrial activity such as iron ore and copper, jumped higher, while Brent crude rose to over US$60 per barrel. On a sector basis, Energy was the strongest performer, surging in lockstep with rising oil prices. Financials also performed strongly, aided by a steepening yield curve and surprisingly low credit defaults. Information Technology (IT) also outperformed despite heightened scrutiny from regulators in Europe, China, and the US. Less-cyclical sectors—Consumer Staples, Health Care, and Utilities—all underperformed for the period.

Viewed by geography, the eurozone outperformed as some of the countries hit hardest by the virus, such as Spain and Italy, began to recover. Canada was a big outperformer, helped by its large weighting in banks and Energy. In Europe outside the eurozone, the UK posted strong returns on the back of its expansive vaccination program. Japan significantly underperformed as the country instated a new, more stringent state of emergency in response to another virus wave. Emerging Markets (EMs) also underperformed as weakness in China due to its regulatory crackdowns on tech companies offset strong performance in Taiwan and Russia, where the global semiconductor shortage and the rise in the oil price helped the former’s IT and latter’s Energy companies, respectively.

Performance Attribution

The Portfolio underperformed due to both negative sector allocation and stock selection. Weak stocks in Consumer Discretionary and Materials detracted the most during the period. In the former, shares of Japan’s largest home furnishing retailer NITORI fell as investors worried about their hostile acquisition of competing furniture retail chain Shimachu, rather than celebrating their 34th consecutive year of earnings growth. In Materials, shares of German flavors-and-fragrance maker Symrise declined as the company experienced slower organic sales growth in its beverage and sweets segments and faced rising raw material prices. The Portfolio’s overweight in Health Care and Consumer Staples also detracted from relative returns.

Strong stocks in Industrials helped offset relative weakness in other sectors, particularly Alfa Laval, a Swedish manufacturer of specialty heat-transfer, centrifugal-separation, and fluid-handling products. Shares rose as management pointed to strong order growth in the latest quarter as evidence that its business momentum is accelerating. Additionally, Swedish compressor maker Atlas Copco benefited from recovering demand for compressors and raising expectations for expanded industrial and semiconductor capex. The Portfolio’s overweight in IT and underweight in Consumer Discretionary were also helpful.

Viewed by geography, most of the Portfolio’s underperformance was due to weak stocks in Japan. Shares of Unicharm, a manufacturer of hygiene and household cleaning products, declined in response to rising input costs (like oil) and a market style shift to stocks of more-cyclical companies. Chugai Pharmaceutical was hurt by a muted three-year revenue growth outlook and falling off -label usage of its rheumatoid arthritis drug Actemra, whose early promise as a COVID-19 treatment has been dampened by subsequent clinical study results. Weak stocks in Europe outside the eurozone also hurt, particularly Switzerland-based pharmaceutical and diagnostic equipment manufacturer Roche. Shares lagged in the more cyclicals-focused market rally despite the company having posted positive performance. The Portfolio’s cash weight during this period of strong equity returns also dragged on relative performance.

Strong stocks in EMs partially offset the drag from Japan, especially South Korean electronics manufacturer Samsung Electronics. Share benefitted due to improved pricing for its DRAM memory chips. The company also announced a new capital returns policy in January and forecasted a rosy outlook for memory demand into 2021. Taiwanese semiconductor contract manufacturer TSMC was another strong performer; the company

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has enjoyed strong demand for its high-performance chips from Apple (who unveiled new Mac and iPad models which utilize the TSMC-manufactured M1 processor) and other customers like NVIDIA and Mediatek (who rely on TSMC to execute its own leading-edge designs). At the same time, TSMC legacy nodes saw unusually high demand on widespread chip shortages from auto to consumer applications. Strong stocks in Pacific ex-Japan also contributed, especially Singapore-based bank DBS Group, which has continued to show strong business momentum, supported by the financial strength it has demonstrated throughout the pandemic.

Perspective and Outlook

For the best part of our 30-year existence we’ve invested in high-quality, growing companies. That means we understand only too well the slings and arrows of performance that the market occasionally hurls the way of our quality-focused portfolio. During the recovery from the prolonged bear market that followed the bursting of the tech bubble in 2000, we suffered one of our worst periods of relative performance. As the profit slump—at the time the deepest since the 1930s—dragged into its second year, the US Federal Reserve led other central banks in further rounds of cutting interest rates in a bid to spur a stronger recovery. Investors who had fled the securities of barely profitable or highly leveraged companies re-considered their cautious stance. Companies that were priced as if they might be the next round of bankruptcies suddenly looked like probable survivors, and their share prices leapt higher as investors adjusted to the upgraded prognosis. As cyclical and financial risks receded, stocks of the most stable companies, with ultra-conservative balance sheets and resilient profit margins, no longer transfixed investors, whose eyes wandered to less-pristine corporate stories in hopes of a bargain. Over the ensuing 24 months, stocks of companies in the lowest tiers of quality, derided as junk, trounced by double digits those in the top tiers.

Judging by the performance of the different quintiles of the market sorted by our proprietary quality rankings, the shift in market style that coincided with the early November release of vaccine efficacy results matches in many ways the pattern of 2003-2004, and then some. Whereas two decades ago it took over two years for the bottom quintile to out-pace the top by thirteen percentage points, this latest go-round has produced a 21 percentage point gap between the same two groups in just five months, with a mostly monotonic progression of performance down the tiers of quality: the worse you were, the better you did.

The earlier episode drove home the perils of being too risk-averse! While wallowing in the depths of a deep recession and long bear market, we took comfort from the resilience and reasonable valuation of the best companies and—despite the obvious chasm in relative valuations that had opened up between stocks of the best and the next-best, let alone the worst—ultimately lost sight of the opportunity cost of future returns from what we did not own.

Over the last couple of years, as valuations for high-quality and rapidly growing companies have risen steadily, we’ve had to make difficult trade-offs in attempting to balance our commitment to these company attributes against the prices their shares fetch. Historically our debate has mostly concerned the trade-off between valuation and growth, but in this nascent recovery from the pandemic, the real issue—at least as far as relative performance goes—has turned out to be related more to trading off valuation against quality. Growth, in contrast to quality, has not been a particularly good predictive factor recently: only the fastest growth quintile (sorted by our growth metric) has seriously lagged the index, while the other 80% of the market matched or bettered the market’s average performance since the beginning of November.

Although both high quality and faster growth have become highly priced in recent times, we’ve made no attempt to predict either inflation or interest rates, despite recognizing how these inputs have an immediate impact on stock valuations through their

Portfolio Positioning (%) at April 30, 2021

Country/Region	Portfolio	Benchmark[1]

Canada	1.9	6.8

Emerging Markets	24.5	30.8

Europe EMU	22.5	20.8

Europe ex-EMU	24.9	19.0

Frontier Markets[2]	0.0	–

Japan	12.9	14.8

Middle East	1.2	0.4

Pacific ex-Japan	8.6	7.4

Other[3]	1.1	–

Cash	2.4	–

Sector	Portfolio	Benchmark[1]

Comm Services	4.4	7.1

Consumer Discretionary	2.4	13.5

Consumer Staples	12.3	8.4

Energy	2.7	4.4

Financials	16.4	18.9

Health Care	12.4	8.9

Industrials	15.1	11.8

Information Technology	20.8	12.8

Materials	10.1	8.5

Real Estate	0.0	2.6

Utilities	1.0	3.1

Cash	2.4	–

1MSCI All Country World ex-US Index; 2Includes countries with less-developed markets outside the index. 3Includes companies classified in countries outside the index.

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influence on discount rates. Considering such attempts a fool’s errand, we prefer instead to focus on discerning the enduring characteristics of companies themselves—characteristics that tend to persist across business cycles and political eras.

Our investment process is designed to give analysts the freedom, with few exceptions, to “go anywhere,” and locate the best businesses even in out-of-favor industries or countries. By keeping our opportunity set broad, always on the lookout for companies with strong competitive positions and secular growth tailwinds, the goal is to continuously furnish portfolio managers with sufficient raw materials from which to assemble diversified and differentiated portfolios of high-quality growing businesses. Our risk guidelines, including our portfolio limits on countries, sectors, and single companies, limit the worst of those inclinations, and we alter those limits only rarely and with great deliberation. In other words, don’t expect us to follow the current trend of some growth- and momentum-oriented investors and to jettison our single holding limits to amass larger stakes in our favorite companies.

Portfolio Highlights

Even after the sharp underperformance of high-quality stocks during the period, we remained concerned about stretched valuations. We sold German sportswear brand Adidas due to a high valuation coupled with concerns for its future growth path, trimmed expensive stocks within the IT and Health Care sectors—dominant Taiwan-based semiconductor foundry TSMC, French industrial software maker Dassault Systèmes, and Swiss-based contract pharmaceutical manufacturer Lonza—and opportunistically added on weakness to some more attractively valued stocks such as Chinese e-commerce giant Alibaba and Japanese drugmaker Shionogi.

Additionally, we made several new purchases at attractive entry points. CSPC Pharmaceuticals is one of China’s major pharmaceutical companies with a strong national sales presence, a portfolio of novel and generic pharmaceuticals already in the market, and a strong pipeline of products in development. We bought the shares on weakness triggered by government-mandated price cuts to the company’s largest seller, a drug used to treat hypertension and prevent strokes. Despite this short-term setback, we expect that higher volumes for the drug combined with new approvals will propel profit growth for years to come.

In Materials, we purchased Australian mining company BHP. We believe the market has undervalued its enduring competitive advantage due to its low-cost iron and copper mining operations which has allowed the company to deliver consistent profits and cash flows across the inevitable ups and downs of the global metals cycle. While the variability of commodity prices prevents BHP from scoring in the top ranks of measured quality, we are willing to bear some of that uncertainty in return for a more attractive valuation given the company’s strong business fundamentals.

Top Ten Holdings by Weight at April 30, 2021

Company	Sector	Country	%

Infineon Technologies	Info Technology	Germany	4.1

Samsung Electronics	Info Technology	South Korea	3.9

TSMC	Info Technology	Taiwan	3.7

Atlas Copco	Industrials	Sweden	3.5

L’Oréal	Cons Staples	France	3.3

AIA Group	Financials	Hong Kong	3.2

Adyen	Info Technology	Netherlands	3.1

BHP	Materials	Australia	3.0

Tencent	Comm Services	China	2.6

Schneider Electric	Industrials	France	2.6

In Utilities, we implemented a new position in ENN Energy, one of the largest natural gas distributors in China’s oligopolistic energy market. The company’s key competitive advantages include its scale, its access to an extensive gas distribution network, exclusive end market supply agreements with cities, and cost-effective upstream gas supply agreements with overseas suppliers. ENN Energy should benefit from rising natural gas demand in China as the country shifts away from coal, as well as industry consolidation and procurement savings opportunities stemming from gas market liberalization in China.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

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International Small Companies Portfolio

Institutional Investors: HLMRX | Individual Investors: HLMSX

Portfolio Management Team

Jafar Rizvi, CFA

Co-Lead Portfolio Manager

Anix Vyas, CFA

Co-Lead Portfolio Manager

Performance Summary

For the International Small Companies Equity Portfolio, the Institutional Class gained 22.29% and the Investor Class gained 22.16% (net of fees and expenses) in the six-month period ended April 30, 2021. The Portfolio’s benchmark, the MSCI All Country World ex-US Small Cap Index, gained 34.44% (net of source taxes).

Market Review

International small cap stocks rose in the six-month period ended April 30, 2021, with all sectors and regions ending in positive territory. Towards the beginning of the period, accelerated approvals of COVID-19 vaccines gave investors hope for some return to normal commerce in 2021 even as COVID-19 hospitalizations in the US and Europe soared. After a pause in January as the world stood agape at the fraught events transpiring on the US political landscape, many of the trends that began with the vaccine announcement in early November resumed.

Signs of a global economic rebound multiplied as the vaccination efforts began in earnest. The IMF raised its global GDP growth forecast for 2021 by 0.3% to 6.0% since its last update in October. In the US, which has been among the world’s leaders in vaccination rates, retail sales climbed to the strongest level on record. Restaurant bookings and the number of airline passengers, while still below pre-COVID-19 levels, also continued to improve. The Biden administration passed a colossal US$1.9 trillion relief package, the third such stimulus measure since the pandemic began, sending direct payments to millions of Americans and extending unemployment insurance. The recovery in Europe, however, remained precarious, amid the emergence of new more contagious virus strains and problems with its vaccine rollout extending or renewing lockdowns.

Fund Facts at April 30, 2021

Total Net Assets	$519.8M

Sales Charge	None

Number of Holdings	85

Turnover (5 Yr. Avg.)	31%

Dividend Policy	Annual

	Institutional Investors	Individual Investors

	Institutional Class	Investor Class

Ticker	HLMRX	HLMSX

CUSIP	412295875	412295883

Inception Date	6/30/2011	3/26/2007

Minimum Investment[1]	$100,000	$5,000

Net Expense Ratio[2]	1.15%[3]	1.40%[4]

Gross Expense Ratio[2]	1.23%	1.55%

1Lower minimums available through certain brokerage firms; 2As of the most recent Prospectus dated February 28, 2021 and based on the fiscal year ended October 31, 2020. The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2022. 3Harding Loevner’s contractual agreement caps the net expense ratio at 1.15%. 4Harding Loevner’s contractual agreement caps the net expense ratio at 1.40%. The Net Expense Ratio is applicable to investors.

Better economic data coupled with seemingly unlimited central bank liquidity led to rising management confidence and a surge in mergers and acquisition activity (M&A). Global M&A reached a new record of US$1.3 trillion led by the US. Company CEOs were not the only market participants infected with high confidence; investors became more sanguine as well. The growth of special-purpose acquisition companies (SPACs), a “backdoor” means of taking private companies public with minimal regulatory oversight, accounted for an unprecedented 25% of all US deals.

Sector performance reflected the improved economic outlook with all sectors generating positive returns. The cyclical Materials and Industrials sectors were among the best performers during the period, benefitting most from the pickup in growth expectations, while the defensive Health Care sector lagged. The Consumer Discretionary sector benefitted from optimism that broader vaccine rollouts would normalize demand for goods and services, and Financials also rebounded, aided by a steepening yield curve and surprisingly low credit defaults. Less cyclical sectors such as Consumer Staples and Utilities fared less well, although finishing the six-month period strong nonetheless.

Viewed geographically, the EMU was the best performer, as some of the countries hardest hit by the virus were buoyed most by the vaccine developments. Returns in the UK, the largest weight in Europe ex-EMU, were helped by a last-minute Brexit trade deal. Emerging Markets (EMs) also outperformed, with good returns

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Performance (% total return)

	For periods ended March 31, 2021						For periods ended April 30, 2021

	1	3	5	10	Since Inception*		1	3	5	10	Since Inception*

	Year	Years	Years	Years	Jun-11	Mar-07	Year	Years	Years	Years	Jun-11	Mar-07

Intl Small Companies Portfolio – Inst Class	59.86	7.64	11.42	–	8.00		50.89	9.84	12.35	–	8.47

Intl Small Companies Portfolio – Investor Class	59.47	7.37	11.13	7.85		7.11	50.48	9.55	12.06	7.77		7.43

MSCI All Country World ex-US Small Cap Index	69.82	6.61	10.40	6.32	6.53	–	58.37	7.80	10.79	6.30	6.96	–

Returns are annualized for periods greater than 1 year. *Inception of the Institutional Class, June 30, 2011. Inception of the Investor Class, March 26, 2007. Index performance prior to June 1, 2007 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com.

from commodity-driven markets such as Russia, Brazil, and South Africa. Pacific ex-Japan also fared well, helped by Australia, which rebounded alongside a global recovery in commodity prices. While the Nikkei hit a three-decade high this quarter, the positive investor sentiment appears geared to larger, more export-driven companies, weighing on small cap returns in Japan.

By style, value was the standout, further reversing its lengthy period of underperformance and continuing the rally started in November. The cheapest stocks, heavily concentrated among financial and energy companies, outperformed the most expensive stocks by more than 1,000 basis points. Similarly, lower-quality companies, typically those with higher leverage and more volatile revenues and earnings, outperformed high-quality companies by more than 2,000 basis points. Shares of low-growth companies outperformed modestly, though with a less muted effect across quintiles of growth.

Performance Attribution

The Portfolio’s underperformance was driven primarily by weak stocks.

Our stocks in the Information Technology (IT) sector, and particularly the software and services industry where the shift toward cheaper, more cyclical stocks was pronounced and where we have a large weight, hurt the most during the six-month period. Companies such as Israeli-based cybersecurity specialist CyberArk and Canada-based supply chain management software provider Kinaxis were among the Portfolio’s largest relative detractors. Performance across the Portfolio suffered from the same valuation-related headwinds.

Another large detractor in IT was Finnish instrument producer Vaisala, which manufactures weather instruments used at airports and other testing and measurement devices used by pharmaceutical and utility customers. The unprecedented (and, we think, temporary) slump in airline traffic during the pandemic has caused airport authorities to curb capital improvements, putting a dent in Vaisala’s earnings. However, safety remains an important priority for the authorities, and we expect regular replacement of existing weather-sensing systems and new investments particularly in EMs to continue to support the company’s growth longer term.

Consumer Staples also weighed negatively on returns. Egyptian packaged snack food company Edita, whose packaged cakes and croissants are mostly consumed by young people “on the go,” was hit hard by the lockdown as Egyptian schools and universities were closed from March to October. The stock languished throughout the year, trading near five-year lows, not seen since the Egyptian pound devaluation in late 2016.

Performance was weak across most regions, in Europe and Japan particularly, where some of the sharpest rotations in valuation style occurred. In Europe outside the monetary union, Swedish videogame maker Paradox Interactive detracted from returns following weak fourth-quarter results. The December release of its new game Empire of Sin disappointed, as did its revelation of unexpectedly higher depreciation expense. Paradox did, however, report a significant rise in monthly active users, a good signal for future revenues. In EMs, a region in which our stock selection fared slightly better, Indian life insurer Max Financial provided the largest boost to returns. The Indian insurance regulator provided long-awaited approval of a partnership with Axis Bank, which permits the large India-based bank to purchase up to 12% of Max Financial. The approval creates the potential for greater revenue synergies between the two companies by providing some assurance that Axis will collaborate with Max rather than compete against it. Max Financial’s top-line growth was 21% year-over-year in the fourth quarter and its market share of the premium-based life insurance business grew.

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Perspective and Outlook

Many have described the past year as “COVID time,” referring to an alternation of the monotony of social distancing with the fear of infection and death, and how each day seemed simultaneously to crawl and to fly. A similar phenomenon presented in our asset class. Rarely, if ever, has there been a period when an entire multi-year market cycle seemed packed into twelve months. In fact, when looking back and trying to make sense of our own Portfolio’s experience, it feels more appropriate to talk of the three distinct phases of the cycle since March.

The first started the week beginning March 9, when the index coughed up the first 15% of its value in a week. The selling was especially fierce in some of the lower-quality reaches of the Small Cap Index, where investors fled from financially weak companies as they sought safety and quality above all else. Our Portfolio’s permanent aversion to such companies helped limit the damage during this period, much like in past periods of market distress.

The second phase started in early May, as massive liquidity injections by the world’s central banks were initiated to help limit the economic damage. As people began to look beyond the present business distress, fear receded and expectations of a V-shaped recovery took hold. Investors’ attention turned from strong balance sheets to sustainable growth prospects, providing a further tailwind to a Portfolio that is also highly tilted toward the fastest growers.

This phase lasted until early November, when a flurry of vaccine breakthroughs encouraged the thought of a return to normalcy in 2021. International small caps jumped by nearly 1,400 bps during the month, led predominantly by lower-quality companies that were, during the first phase, thought to be at greatest financial risk. In this “junk” rally, our Portfolio lagged, ultimately giving up nearly 425 bps of relative performance in November alone. This trend continued until the end of March, after which growth stocks staged a brief recovery in April of this year. It is difficult to determine whether this recovery was the start of another regime shift; however, our focus on the long-term remains un-wavering. Our process affords us flexibility to pursue a number of avenues for seeking returns but stooping to pick up cigar butts isn’t one of them.

There is value in pausing here to reflect on how international small caps have performed through other market cycles. With the ever-valid caveat that the past is not a guarantee of future returns, history does provide an empirical basis for thinking about the returns from small caps. While international small caps are indisputably more volatile than international large caps, their returns have been demonstrably higher, by an average of 320 bps a year over the past twenty years, enough to outperform large caps on a risk-adjusted basis over that period (Sharpe ratio of 0.40 vs. 0.25). As active managers, though, we are attracted to the potential afforded by this vast opportunity set of over 10,000 listed businesses to generate alpha. Lax listing requirements across many markets allow many sub-par companies to sneak into the international small cap index. Given the sheer number of listings and the dearth of sell-side research on all but the largest, investment approaches that discriminate between companies that score highly on objective measures of quality and those that score the opposite tend to do well.4

Of course, our approach goes further. We emphasize quality (financial strength, distinguished track records, able management) but also growth. Through our bottom-up process we identify durable competitive advantages that enable companies to grow earnings reliably. A portfolio that scores high on quality and growth may shine in market environments such as those of 2020’s first two phases. But a feature of such a portfolio is that it will often appear expensive on metrics such as price-to-earnings and price-to-book ratios. This has increasingly been the case during the last half-decade, when high-quality growth stocks were rising in popularity (and price) because a slow-growing economy and low interest rates encouraged

Portfolio Positioning (%) at April 30, 2021

Country/Region	Portfolio	Benchmark[1]

Canada	1.9	6.5

Emerging Markets	21.9	24.2

Europe EMU	21.4	14.9

Europe ex-EMU	29.2	24.3

Frontier Markets[2]	7.6	–

Japan	12.0	18.7

Middle East	1.5	1.7

Pacific ex-Japan	0.7	9.7

Other[3]	0.8	–

Cash	3.0	–

Sector	Portfolio	Benchmark[1]

Communication Services	8.0	4.1

Consumer Discretionary	4.9	12.6

Consumer Staples	10.0	5.5

Energy	1.6	2.3

Financials	6.5	10.6

Health Care	11.3	7.4

Industrials	17.6	21.0

Information Technology	25.6	11.7

Materials	8.2	11.2

Real Estate	0.9	10.3

Utilities	2.4	3.3

Cash	3.0	–

1MSCI All Country World ex-US Small Cap Index; 2Includes countries with less-developed markets outside the index; 3Includes companies classified in countries outside the index.

4Clifford S. Asness, Andrea Frazzini, Ronen Israel, Tobias J. Moskowitz, and Lasse Heje Pedersen, AQR, “Size Matters, If You Control Your Junk,” SSRN (January 2015); among other publications.

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investors to seek growth at almost any cost. Our response to this growing challenge has been incremental; we have reacted to perceived overvaluations, selling for something more reasonably priced, one stock at a time. Unfortunately, an incremental approach is ineffective (“too little too late”) once a junk rally begins. Regardless, factor rotation is not driving our decisions. We have no particular skill in identifying when style factors will be in or out of favor. Factors can rotate a few times even within a year, as they did in 2020. Our focus remains on identifying high-quality companies that can grow throughout market cycles. And we pay attention to valuations.

Portfolio Highlights

Our aim is to construct a well-diversified Portfolio that can withstand the full spectrum of “known unknowns” including short-term economic developments and bond yield fluctuations. The Portfolio is invested in businesses able to grow during downturns, such as our software holdings, as well as those reliant on expanding economic activity for growth. One example of the latter that we exited this period, though not by choice, was Signature Aviation, the leading UK-based fixed-base operator (FBO) of business jets, which is being taken private by a consortium of private equity firms. Travel limitations imposed by the pandemic presented challenges, but the company was able to surmount them.

We made four new purchases in the six-month period, each in a different sector, resulting in changes within the Portfolio’s sector exposures. In Industrials, we added HomeServe, a UK-based provider of subscription-based home repair service memberships in the UK, US, France, and Spain. It has exclusive long-term agreements with numerous utilities and municipal partners, and a large network of tradespeople, enabling the company to serve customers efficiently at lower costs. Increasing household formation underpins our expectations of sustainable long-term growth for the company.

Another UK company added during the period was Cranswick, which makes pork and poultry products on a private label basis. The company has 16 production facilities focused on everything from pig breeding and broiler farms to feed mills to preparation and packaging plants. All adhere to the latest environmental, ethical treatment, and non-GMO standards, which we think will allow Cranswick to achieve superior growth and profitability. Its poultry business, which is relatively new, is growing quickly by leveraging Cranswick’s existing customer relationships and reputation as a high-quality protein manufacturer.

We also purchased Solasto, the second-largest provider of outsourced medical administration services in Japan. The company’s focus on raising employee productivity through the adoption of IT solutions allows it to provide more services without hiring more employees. This approach is essential in Japan because of the country’s aging society and labor scarcity, and we think this positions the company to continue to grow profitably.

Top Ten Holdings by Weight at April 30, 2021

Company	Sector	Country	%

Hoa Phat Group	Materials	Vietnam	4.3

Reply	Info Technology	Italy	3.0

STRATEC Biomedical	Health Care	Germany	2.6

Max Financial Services	Financials	India	2.5

RUBIS	Utilities	France	2.4

Abcam	Health Care	UK	2.2

Dechra Pharmaceuticals	Health Care	UK	2.2

Bechtle	Info Technology	Germany	2.2

Fuchs Petrolub	Materials	Germany	2.1

Tomra Systems	Industrials	Norway	2.1

Finally, we added Bankinter, a new Financials holding. This well-managed Spanish bank has been gaining share as the banking industry has consolidated in recent years. Tourism is an important industry in Spain. The prevalence of the virus in the country has been high, so Spain’s economy is poised for a big rebound as leisure travel, one pre-pandemic habit we expect to survive, resumes.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

17

Emerging Markets Portfolio

Institutional Investors: HLMEX & HLEZX | Individual Investors: HLEMX

Portfolio Management Team

Scott Crawshaw Co-Lead Portfolio Manager Craig Shaw, CFA Co-Lead Portfolio Manager Pradipta Chakrabortty Portfolio Manager Richard Schmidt, CFA Portfolio Manager

The Institutional Emerging Markets Portfolio (Institutional Class and Institutional Class Z) and the Emerging Markets Portfolio (Advisor Class)—collectively, the “Portfolios”—are both managed in strict accordance with Harding Loevner’s Emerging Markets Equity strategy model portfolio. Therefore, the Portfolios have highly similar holdings and characteristics. We have provided a single commentary to cover both Portfolios. The specific performance and characteristics of each are presented separately in the tables that follow.

Performance Summary

For the Institutional Emerging Markets Portfolio, the Institutional Class rose 25.05% and Class Z rose 25.12% (net of fees and expenses). For the Emerging Markets Portfolio, the Advisor Class rose 24.97% (net of fees and expenses) in the six-month period ended April 30, 2021. The Portfolios’ benchmark, the MSCI Emerging Markets Index, rose 22.95% (net of source taxes).

Market Review

Stocks in Emerging Markets (EMs) rallied in the first half of the fiscal year as news late in 2020 that vaccines had demonstrated exceptional levels of efficacy in final trials provided the catalyst for upgrading of global growth expectations and renewal of interest in those markets and industries worst hit by the COVID-19 pandemic. This, in turn, also boosted EM currencies, with the majority making significant gains versus a persistently weak dollar. The prospect of a stronger, broader-based recovery combined with China’s continued economic health and anticipation of the Biden

Fund Facts at April 30, 2021

Sales Charge	None

Number of Holdings	74

Dividend Policy	Annual

	Institutional Investors		Individual Investors

Portfolio Assets	$6,768.7M		$4,569.7M

Turnover (5 Yr. Avg.)	19%		20%

	Inst Class	Inst Class Z	Advisor

Ticker	HLMEX	HLEZX	HLEMX

CUSIP	412295701	412295693	412295305

Inception Date	10/17/2005	3/5/2014	11/9/1998

Minimum Investment[1]	$500,000	$10,000,000	$5,000

Net Expense Ratio[2]	1.17%[3]	1.11%[4]	1.32%[5]

Gross Expense Ratio[2]	1.27%	1.19%	1.35%

1 Lower minimums available through certain brokerage firms; 2 As of the most recent Prospectus and based on the fiscal year end. 3 The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2022. Harding Loevner’s contractual agreement caps the net expense ratio at 1.17%. The Net Expense Ratio is applicable to investors. 4 The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2022. Harding Loevner’s contractual agreement caps the net expense ratio at the Portfolio’s contractual management fee. The Net Expense Ratio is applicable to investors. 5 The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement. Harding Loevner’s contractual agreement caps the net expense ratio at 1.32%. The Net Expense Ratio is applicable to investors.

administration’s massive infrastructure plans also propelled commodity and Energy prices higher.

Latin America and emerging Europe were the strongest regions in the index, with EMs especially sensitive to commodity prices (e.g., Russia, South Africa, Brazil, Mexico) enjoying an especially strong bounce. Asia lagged mostly due to China, the largest EM, which was among the worst-performing markets despite keeping the virus under control and registering robust growth in both manufacturing and services. Concerns included tighter domestic borrowing conditions and continuing tensions with the US. Anti-trust actions against Chinese internet companies were another cause for concern. Although the fines levied by Chinese regulators against Tencent, Baidu, and JD.com for their monopolistic behavior were miniscule, Alibaba received a much larger (US$3 billion) punishment in April albeit one still modest in relation to the size of the company. Across the strait, Taiwan was among the strongest EMs, led by semiconductor stocks, especially TSMC, buoyed by the current global chip shortage.

Materials was the best-performing sector with the rise in commodity prices and signs of broader global economic expansion. In Financials, EM bank stocks, which were among those most battered by the virus during much of 2020, rose sharply. Stocks of companies that have benefited the most from the pandemic environment in the Information Technology (IT)

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Performance (% total return)

	For periods ended March 31, 2021							For periods ended April 30, 2021

	1	3	5	10	Since Inception*			1	3	5	10	Since Inception*

	Year	Years	Years	Years	Oct-05	Mar-14	Nov-98	Year	Years	Years	Years	Oct-05	Mar-14	Nov -98

Inst. Emerging Markets Portfolio – Inst. Class	60.07	4.58	11.25	5.23	7.62			49.65	6.28	11.35	4.99	7.68

Inst. Emerging Markets Portfolio – Class Z	60.29	4.74	11.47	–		6.90		49.92	6.45	11.57	–		7.05

Emerging Markets Portfolio – Advisor Class	60.08	4.45	11.14	5.12			11.14	49.62	6.15	11.22	4.88			11.17

MSCI Emerging Markets Index	58.39	6.48	12.07	3.65	7.45	7.08	–	48.71	7.51	12.50	3.59	7.58	7.36	–

Returns are annualized for periods greater than 1 year. *Inception of Institutional Class, October 17, 2005. Inception of Class Z, March 5, 2014. Inception of the Advisor Class, November 9, 1998. Index performance prior to January 1, 2001 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com.

sector also continued to enjoy strong gains, led by semiconductor and other hardware manufacturers. Consumer Discretionary was the only sector in the index to decline, weighed down by index heavyweight Alibaba and its regulatory woes.

Performance Attribution

The Portfolio outpaced the index in the first half of the fiscal year due to strong stocks in Consumer Staples, Energy, and Consumer Discretionary. Our underweight the latter lagging sector was also helpful.

In Staples, the re-mobilization of consumers in Latin America and EM Europe helped to revive the shares of three beverage businesses: UK-based Coca-Cola HBC, Mexico’s FEMSA, and Brazil’s Ambev. In Energy, higher oil prices boosted the shares of two Russian-based companies, Lukoil and oil and natural gas producer Novatek, as well as Tenaris, a high-end oil pipe manufacturer. All fared better than Brazil-based Petrobras, whose well-respected CEO was ousted by President Jair Bolsonaro due to disagreement over fuel prices. In Consumer Discretionary, strong holdings included duty-free retailer China Tourism Group Duty Free and Taiwan’s Eclat Textile, which reported that customers such as Under Armour have increased their sales forecasts for 2021. Our underweight versus the benchmark in embattled Alibaba also helped relative returns.

The Portfolio’s lack of holdings in the top-performing Materials sector was the main detractor this period.

By region, key positive contributors to relative returns were our overweights in Brazil and Mexico as well as the Portfolio’s off -benchmark investments in China-focused companies listed in Hong Kong. Hong Kong-listed power tool manufacturer Techtronic Industries has continued to gain share thanks to innovative new products, and semiconductor equipment manufacturer

ASM Pacific Technology is set to benefit from large-scale capital investment plans in the industry.

We lagged the index in Brazil where, in addition to Petrobras, shares of global industrial equipment producer WEG were down as investors grappled with the impact of rising commodity prices on the company’s margins. The Portfolio’s small weight in cash also dampened performance versus the index.

Perspective and Outlook

Even as humanity continues its determined battle to contain the coronavirus, the longer-term threat facing our species from climate change is capturing increasing attention. The shift to electric vehicles (EVs) undeniably represents a growth opportunity for investors, particularly in China given its massive addressable market and the government’s new commitment to achieve carbon neutrality by 2060. In recent years, a plethora of companies have sought to capitalize on EV growth in China, including foreign automakers, who have laid out aggressive plans to build out EV capabilities, many through partnerships and joint ventures with Chinese firms. The existence of a growing market, however, by no means guarantees that EV makers themselves will be solid long-term investments.

A major challenge for EV makers is the specter of even more competitors entering the scene. The legacy, ICE-based automobile industry has enjoyed high barriers to entry due to the massive fixed capital required to produce engines, giving rise to enormous economies of scale, and the fact that trust based on brand reputation is important in consumer purchase decisions. The manufacturing process for EVs is significantly less complex and key components can be outsourced, presenting a low barrier to entry, as evidenced by the growing number of consumer and technology brands developing their own EVs, including Apple, and China’s internet giant Baidu and smartphone maker Xiaomi.

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Amid the increasingly crowded field, achieving stand-alone dominance in EV manufacturing will likely require a company to achieve (and maintain) the automobile equivalent of the iPhone: a uniquely attractive combination of hardware, software, and aesthetics. Tesla has come as close as any company to hitting on all three, but whether its edge can prevail is an open question. The software domain would appear to provide the most scope for enduring differentiation, but we think a single EV-maker is less likely to win out here than a software/systems specialist, such as China’s Waymo or Baidu, that will partner with multiple manufacturers to achieve scale. Tesla has enviable first-mover advantage in hardware (including manufacturing cost efficiency) and some aspects of software, with its revered user interface. We think it’s likely, however, that as the diversity of customer preferences are revealed, others will challenge Tesla for leadership in certain areas, be it drive-ability, style, or entertainment.

We can only speculate about how the EV industry will ultimately shake out. This lack of fundamental foresight makes us wary of predicting long-term winners among today’s brands, though we will continue to watch for companies that offer sufficient quality characteristics and durable growth potential. In the meantime, we have chosen to gain exposure to the EV growth opportunity through other ways very much aligned with our focus on quality-growth companies. In common with all other industries, our goal with respect to EVs is to invest in firms that offer predictable growth in their core businesses augmented by new growth opportunities exploitable by farsighted management. Indeed, we already have three EV-related holdings that fit this something-old/something-new profile:

Hon Hai Precision

Hon Hai Precision, also known as Foxconn, is the world’s leading provider of electronics manufacturing services (EMS), producing such iconic products such as the iPhone, Amazon Kindle, and Sony PlayStation. With its expertise in both hardware and software, combined with its massive scale and powerful supply chain management, Hon Hai offers its clients unrivaled speed-to-market at large scale and low cost. Its assembly capabilities are augmented by its ability to make certain components, such as iPhone casings, itself, from scratch. This reduces Hon Hai’s costs and allows it to make larger investments in research and development than smaller competitors.

One of Hon Hai’s recent growth initiatives has been entering the automotive industry, specifically EVs. It already offers a thousand EV components and counts Tesla among its customers. Hon Hai is an attractive supplier to EV manufacturers because of its expertise in the production of light metal structural parts, its experience in managing complex supply chains, and its expertise in products that integrate software with hardware (Exhibit A: the iPhone). Hon Hai has already designed a chassis and mapped out a production schedule for new models for three brands in 2022. Hon Hai is also building its own hardware and software “open platform,” called MIH. With contributions from Hon Hai’s partners and third-party developers,

MIH promises EV-makers a way to reduce up-front development costs, shorten vehicle development time, and facilitate mass production. MIH has already attracted customers such as Chinese automaker Geely, Italy’s Fiat, and US-based Fisker. While it is still early days in EV at Hon Hai, it is targeting a 10% share of what it estimates will be a $500 billion market by 2025.

WEG

WEG is one of Brazil’s leading industrial companies, manufacturing a broad range of electrical equipment for the global market. WEG earns a majority of its revenues abroad and has been making considerable capital expenditures to bring the same high level of vertical integration it enjoys inside Brazil to its manufacturing plants in Mexico, China, and elsewhere. These investments should improve WEG’s cost structure, global market share, and margins. Against the backdrop of the rotten Brazilian economy of recent years, WEG has managed to grow consistently and generate high returns on capital.

WEG’s management has shown commendable foresight in steering the company towards growth opportunities in adjacent business.

Portfolio Positioning (%) at April 30, 2021

Country/Region	Institutional HLMEX / HLEZX	Advisor HLEMX	Benchmark	[1]

Brazil	6.3	6.3	4.6

China + Hong Kong[2]	34.0	34.0	37.5

India	7.5	7.5	9.4

Mexico	5.0	5.0	1.7

Russia	7.7	7.7	3.0

South Africa	1.5	1.5	3.7

South Korea	9.2	9.2	13.4

Taiwan	11.5	11.6	14.6

Small Emerging Markets[3]	5.9	5.9	12.1

Frontier Markets[4]	1.7	1.7	–

Developed Market Listed[5]	7.3	7.4	–

Cash	2.3	2.2	–

Sector	Institutional HLMEX / HLEZX	Advisor HLEMX	Benchmark	[1]

Comm Services	9.3	9.3	11.7

Consumer Discretionary	16.2	16.2	17.4

Consumer Staples	9.2	9.3	5.5

Energy	5.0	5.0	4.7

Financials	21.9	21.9	17.9

Health Care	3.2	3.2	4.7

Industrials	8.6	8.6	4.4

Information Technology	22.8	22.8	21.2

Materials	0.0	0.0	8.6

Real Estate	0.0	0.0	2.0

Utilities	1.5	1.5	1.9

Cash	2.3	2.2	–

1MSCI Emerging Markets Index; 2The Benchmark does not include Hong Kong; 3Includes the remaining emerging markets which, individually, comprise less than 5% of the index; 4Includes countries with less-developed markets outside the index; 5Includes emerging markets or frontier markets companies listed in developed markets, excluding Hong Kong.

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Its initiatives include developing electric traction systems for buses, trains, and other modes of transport. In 2019, WEG stepped up its activity in this segment by becoming a key part of the VW-coordinated “e-Consortium” focused on developing electrical mobility in Brazil. WEG supplies the powertrain system globally for all VW electric delivery trucks and also makes the motors to power the air conditioning and other auxiliary systems. WEG’s initiatives in electric mobility are currently just a small part of the company’s many climate-related growth opportunities. The company has a larger wind and solar energy business, for example, that includes manufacturing solar energy kits for home use that have been gaining popularity in many markets.

Silergy

A new holding this period is Silergy, a Taiwan-listed manufacturer of power-management integrated circuits (PMIC) used in a range of electronic equipment, from computer tablets to industrial robots. The company’s design and manufacturing platform is highly integrated: it operates its own chip fabrication (“fab”) facilities, which enables the company to stay a step ahead of competitors with more intelligent or efficient products. Silergy has steadily increased its share of the PMIC market and enjoyed about a 15% cumulative annual growth rate of revenues and profits over the last five years.

Silergy has been investing for years in R&D to produce PMICs suitable for automotive applications. The recent chip shortage has prompted automakers to expand their suppliers of PMICs, presenting an opportunity for Silergy to enter the highly competitive supply chain. Silergy’s automotive-related revenues will likely exceed 5% of sales in 2021 and could double next year. Management has been vocal about its attractive near-term opportunities in telematics, infotainment, advanced driver-assistance systems, and LED lighting.

Portfolio Highlights

In 2020 and the early weeks of 2021, shares of a small group of fast-growing companies posted exceptionally strong returns, even after these shares were already looking quite expensive. Starting in mid-February, many of the expensive growers suffered rising share price volatility and moderate to significant reversals. A spike in volatility can reflect rising controversy in the market’s interpretation of the investment thesis—perhaps in some cases there is less certainty over the path to profitable growth—but it could just as well be rising interest rate expectations that increase the discount demanded in the present for those rosy earnings projections.

High valuations can represent a significant risk to growth stocks and growth investors, risk that quickly multiplies if lofty growth expectations are not allied with fundamental quality providing the foundation for sustainable profit growth. We have avoided many of the highest flyers of 2020. The issue for us often comes down to the quality component of our process—we demand, among other markers of quality, a track record of profitability and cash

Top Ten Holdings by Weight at April 30, 2021

Company	Sector	Country	Institutional HLMEX / HLEZX	Advisor HLEMX

TSMC	Info Technology	Taiwan	5.3	5.3

Samsung Electronics	Info Technology	South Korea	4.8	5.1

Tencent	Comm Services	China	4.7	4.7

EPAM	Info Technology	US	3.9	4.6

Alibaba	Cons Discretionary	China	3.0	3.9

AIA Group	Financials	Hong Kong	2.7	2.7

LG Household & Health Care	Cons Staples	South Korea	2.4	2.4

Sberbank	Financials	Russia	2.2	2.2

Tata Consultancy Services	Info Technology	India	2.2	2.2

Techtronic Industries	Industrials	Hong Kong	2.2	2.2

flow generation that we think is sustainable before we invest in a business. Many of 2020’s hot dots don’t meet those criteria. And a number that do are still trading at rarified valuations even after their recent loss in altitude, which eliminates them from consideration.

For our portfolio we continue to find high-quality growth companies beyond IT, e-commerce, and the other most obvious growth industries. One of our purchases this period is Country Garden Services (CGS), a leader in China’s consolidating property management industry. The country’s densely populated communities rely upon property managers to enhance their quality of living. CGS’s superior reputation for service—and its wide variety of offerings including housekeeping, babysitting, interior design, and even schooling—is helping it gain market share. It is also expanding into commercial property services. Our analyst foresees CGS achieving 29% annual sales growth over the next five years.

During this period, we also added to our position in Alibaba, taking advantage of its recent tussles with regulators. Despite the policy risks, the company’s e-commerce and explosively growing cloud-computing segments remain exceptionally strong, making its valuation look attractive, particularly compared to other high-growth North Asia EIT stocks.

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Chinese Equity Portfolio

Institutional Investors: HLMCX

Portfolio Management Team

Pradipta Chakrabortty

Lead Portfolio Manager

Jingyi Li

Portfolio Manager

Wenting Shen, CFA

Portfolio Manager

Performance Summary

The Chinese Equity Portfolio was launched on December 16, 2020. The Institutional Class rose 7.20% (net of fees and expenses) since launch through April 30, 2021. The Portfolio’s benchmark, the MSCI China All Shares Index, rose 4.02% in this period (net of source taxes).

Market Review

China largely got the COVID-19 outbreak under control by June 2020, and in response its economy continued to pick up steam during the first half of the fiscal year. Business activities re-accelerated while stringent border controls stayed in place to maintain a COVID-19-free domestic environment. In January 2021, new cases were detected for the first time in months, but testing mandated by local governments and stay-in-place orders in a handful of cities proved effective in curtailing the outbreak. Because many migrant workers elected not to travel during the Chinese New Year, industrial production following the weeklong holiday resumed more quickly than in previous years, with industrial activity readings posting their 13th consecutive month of expansion.

In March 2021, China launched its 14th Five-Year Plan and its 2035 long-term plan. Policy discussions surrounding these plans have reemphasized past areas of priority such as technological innovation and domestic consumption, while continuing to press ahead with reforms of state-owned enterprises (SOEs) and financial markets. In a sign of how other priorities have moved up the focus list, officials revealed a surprising level of detail around a previous pledge to achieve peak carbon emissions by

Fund Facts at April 30, 2021

Total Net Assets	$4.2M

Sales Charge	None

Number of Holdings	37

Turnover (5 Yr. Avg.)	–

Dividend Policy	Annual

Institutional Class

Ticker	HLMCX

CUSIP	412295685

Inception Date	12/16/2020

Minimum Investment[1]	$100,000

Net Expense Ratio[2]	1.15%[3]

Gross Expense Ratio[2]	4.75%

1Lower minimums available through certain brokerage firms. 2As of the most recent Prospectus and based on expenses for the fiscal year end. The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2022. 3Harding Loevner’s contractual agreement caps the net expense ratio at 1.15%. The Net Expense Ratio is applicable to investors.

2030 and net carbon neutrality by 2060. Regarding actual policy changes, China also passed reforms to relieve the demographic pressures that have resulted in skilled labor shortages emerging in some cities by lifting urban residency (“hukou”) restrictions in Shandong and Jiangxi, two provinces that are home to nearly 150 million people. This makes rural migrants eligible for the social safety nets of the cities in which they already live and work, and is intended to attract their families and friends, as well as new graduates, to these cities.

Conversely, regulatory risk has risen for China’s leading internet companies, depressing sentiment towards their stocks as regulators in China took a harder line on anti-competitive practices. Although they issued only negligible penalties (the equivalent of US$75,000) for monopolistic behavior against Tencent, Baidu, and JD.com, a much larger fine of nearly US$3 billion was imposed on Alibaba for demanding exclusivity of some of its merchants. We see very little fundamental impact on Alibaba’s business prospects from this sanction. Accessing Alibaba’s massive customer base of robust spenders remains an attractive value proposition for the company’s participating merchants, and Alibaba’s management seems committed to invest in further lowering merchants’ operating cost on its platforms. The direct financial hit of the penalty to Alibaba’s earnings pales in importance compared to how it resolves the open-ended threat previously overhanging its shares—which look attractive today in our valuation models as many of Alibaba’s long-term initiatives, particularly in cloud services, are not adequately valued by the market.

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Performance (% total return)

	For periods ended March 31, 2021			For periods ended April 30, 2021

	Calendar YTD	1 Year	Since Inception*	Calendar YTD	1 Year	Since Inception*

Chinese Equity Portfolio – Institutional Class	-0.57	–	4.40	2.10	–	7.20

MSCI China All Shares Index	-1.50	–	1.67	0.78	–	4.02

Returns are annualized for periods greater than 1 year. *Inception date: December 16, 2020.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com.

Performance Attribution

The Portfolio’s outperformance was primarily due to strong holdings in Consumer Discretionary and Information Technology (IT) as well our overweights in Health Care and Industrials.

In Consumer Discretionary, duty-free shop operator China Tourism Group Duty Free rose as January’s COVID-19 uptick failed to dissuade travelers from flocking to tropical Hainan island to vacation. The company is benefitting from a recent increase in the quantity of Western luxury goods that can be brought from Hainan to the mainland duty-free, part of a multi-year initiative to incentivize spending domestically instead of in duty-free stores overseas.

We had broad-based positive stock selection in IT, where our holdings are primarily equipment and precision parts manufacturers such as ASM Pacific Technology (semiconductor equipment), Sunny Optical (optical components), and Silergy (electronic components). Shares of these companies performed well this period due to rising sales for their industrial customers in the automotive, smartphone, and semiconductor sectors.

Consumer Staples detracted from our performance as Foshan Haitian, a soy sauce and condiments producer, gave back some of its gains after a strong 2020. Our lack of Chinese bank holdings also hurt relative performance.

Perspective and Outlook

China has achieved a near-legendary transition from having an economy reliant on legacy-heavy industry and infrastructure investment to one defined by, among other facets, skilled labor, unprecedented internet connectivity, and rising incomes for a vast number of Chinese.1 This transition has been accompanied by a rise of consumer power, a significant portion of it expressed online. The figures are impressive—estimates place the size of China’s middle class between 400-700 million individuals; China is now the world’s biggest market for luxury goods, smartphones, passenger cars, and beer, among many other products. It also comprises the majority of production for growing industries such as electric vehicles (EVs) and solar power. More than most other countries, China has increasingly identified innovation as a condition of growth and has pursued it through aggressive policies and private sector funding of R&D. The government continue to aid in the development of innovative, quality-growth businesses over a wider range of industries. Coupled with stock market reforms that have improved access to mainland companies, the result has been a vastly expanded opportunity set for foreign-based investors. More than 1,800 Chinese companies of US$1 billion in market capitalization or greater are now investable through the Shanghai and Shenzhen Stock Connect programs.

Most companies that we follow and rate in China have a strong competitive position within industries with favorable market dynamics. For example, larger companies, particularly internet and e-commerce-related enterprises, benefit from economies of scale in a colossal yet still rapidly growing domestic market. Because domestic rivalry is typically fierce, market leaders had to learn to evolve quickly. This for some has led to a virtuous circle: market growth provides strong free cash flow, which they can reinvest in R&D to improve product quality and customer experience, which strengthens their competitive position and their cash flow. The favorable dynamics extend beyond the industries that one expects to see in growth-oriented portfolios to areas like robotics, companies up and down the value chain in electric vehicles, and biomedical research, just to name a few of our favorite hunting grounds. This, in turn, contributes to a level of industry and sector diversification that we think is necessary to construct a portfolio of companies from a single country.

1Our China country specialists regularly stress the deep complexity of China’s economy, whose development, occurrent in staggered fashion across regions, has led to significant wealth disparity. At around US$10,000 GDP per capita nationally, China is now in the middle income bracket. But this belies a radical difference in prosperity. “Tier one” cities in mainland China (Beijing, Shanghai, Guangzhou, Shenzhen) have a combined population of nearly 80 million people and have ascended to high-income status, with per capita GDP of around US$22,000. Within Emerging Markets, these four cities enjoy GDP per capita that is exceeded only by Taiwan and South Korea.

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The investment approach for the Chinese Equity Portfolio is consistent with the other Portfolios offered by Harding, Loevner Funds, including our Emerging Markets (EM), International, and Global Equity Portfolios, each of which have been investing in China for over 20 years. We invest only in companies meeting, in our judgment, four criteria: they must possess a competitive advantage, generate sustainable superior long-term growth, have the financial strength to fund growth and withstand difficult conditions, and possess farsighted and dynamic management capable of exploiting these advantages for the benefit of shareholders. We identify investments based on the insights of our global industry specialists, with years of experience investing across multiple geographies and different stages of market maturity and product lifecycles, and our China specialists, who each bring formidable local expertise and knowledge. Our longer-term investment horizon should also provide a source of edge in the Chinese market, which even today remains heavily driven by retail investors with speculative inclinations, who often move as a herd, driving share prices far above or below fair value, creating (in the latter case) buying opportunities for fundamental investors like us.

Contemplating Investment Risks

One question that naturally arises when launching a China-focused Portfolio is how we approach the risks that accompany investing in this country. For Harding Loevner, the assessment of risk for any security, including Chinese securities, stems from our insistence on business quality as a condition of purchase. In not compromising our commitment to strong balance sheets in good times, we potentially lessen the risk of permanent losses relating to financial distress and can therefore place a higher degree of confidence in our estimates of long-term value. However, there are indeed some elements of company, quality, and industry specific to China that deserve focus. For example, relating to financial strength, some Chinese companies appear to be highly free-cash generative businesses, able to maintain robust cash balances despite their rapid growth—yet we have observed the occasional phenomenon of firms parking cash in opaque wealth management products issued by non-bank institutions.2 Another example of risk we evaluate while analyzing a company’s industry structure is whether sudden shifts in regulatory policy affect the bargaining power of buyers and suppliers.

The careful analysis of corporate governance is also of particular import as we scour the Chinese equity universe, especially for companies where government entities have significant ownership and presence in boards. In China, as elsewhere, our approach is focused on identifying signs of poor corporate governance that typically destroy shareholder value. If a potential problem surfaces, we contemplate and evaluate the risk of value destruction based on facts and circumstances. In such a large and diverse market, there are bound to be firms that are not up to the

2Part of the country’s shadow banking system, these products provide little transparency on underlying assets. Moreover, they are treated as off-balance sheet items and therefore, the institutions which manage them usually offer no implicit assumption of capital loss.

mark, but overall, the domestic Chinese equity market has been professionalized. A-share disclosure requirements are even more rigorous in certain areas than other major markets, including Hong Kong and the United States.3 Many Chinese businesses comport themselves in accordance with global audit standards, and all companies in our portfolio use a globally-recognized auditor.

Portfolio Highlights

The Chinese Equity Portfolio reflects the different dimensions of the country’s economic transition. Many of our portfolio companies target aspirational consumers, who increasingly expect high quality and sophisticated products and services, including in customized international travel (Trip.com Group), duty-free luxury goods (China Tourism Group), and online entertainment and social media (Tencent). However, China’s growth also rests on rising consumption across all segments of the population. Several holdings provide universal services, including Baidu in internet services, JD.com in online retail, and Foshan Haitian in branded soy sauce and condiments. Health Care also represents a potentially rich opportunity in this regard.

Portfolio Positioning (%) at April 30, 2021

Market	Portfolio	Benchmark	[1]

Mainland China + Hong Kong	90.0	100.0

Other Emerging Markets[2]	6.3	–

Cash	3.7	–

Sector	Portfolio	Benchmark	[1]

Comm Services	14.1	14.1

Consumer Discretionary	29.1	25.1

Consumer Staples	5.6	9.2

Energy	0.0	1.3

Financials	4.0	15.7

Health Care	14.6	8.9

Industrials	18.2	7.5

Information Technology	9.3	8.3

Materials	0.0	4.5

Real Estate	0.0	3.4

Utilities	1.4	2.0

Cash	3.7	–

1MSCI China All Shares Index; 2Includes countries listed in emerging markets excluding Mainland China and Hong Kong.

3For example, China requires both parent and consolidated financial statements, not just the consolidated statements unlike Hong Kong and the US. Additionally, mainland companies are required to furnish detailed cash flow statements quarterly for all companies whereas US and Hong Kong companies are not. The Shenzhen Stock Exchange also requires disclosing company visits to listed companies.

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Our largest overweight is in the Industrials sector, comprised of domestic leaders in China’s automation market. Over the past three decades, China has grown to become the “world’s factory,” with roughly 30% share of global manufacturing output today. It accounts for an even higher portion of world production in labor-intensive categories such as electronics and automobiles. China was able to establish manufacturing leads in these categories due in part to its sizable low-cost labor force, and also because entire supply chains with better logistical efficiency than elsewhere were created onshore thanks to supportive economic and regulatory policies, and substantial investment in what are now top-class transportation and broadband networks. However, the labor market has changed: wages have risen considerably, and that is set to continue as the number and proportion of working-age Chinese individuals peaked in 2015. Barring an unlikely opening to immigration, China will realize in the next few decades one of the largest drops in working age population of any country.

This prospect has spurred an increased emphasis on industrial automation. The density of robot use in China remains only 20% to 50% of levels in Japan, Korea, and Germany, which presents significant opportunities for Chinese automation companies to better meet the needs of a local market that had previously been underserved by global rivals. Shenzhen Inovance Technology is China’s largest producer of industrial automation control components. We think its customization strategy will actually be its biggest advantage over multinational rivals, as it funnels resources into developing products that better suit the needs of local industries like battery manufacturing that are much better represented in China than elsewhere. As the EV supply chain consolidates, strong secular EV demand combined with an expected shift to a more modular value chain, similar to that of smartphones, should help Inovance take further share of both EV powertrain components and the robots used to put the vehicles together. Another portfolio company, Haitian International, focuses on very large high-precision injection molding machines with better energy efficiency than competitors’ equipment. Its long-term growth will be propelled by capacity expansion and new product launches to meet increasing demand from domestic industries such as automobiles and home appliances.

It is worth noting that our Chinese Equity Portfolio has underweights in more cyclical areas of the market. The largest of these underweights is in Financials; we do not own any Chinese banks, as most do not meet our quality hurdle. Nor do we own stocks in the Materials and Energy sectors, where we prefer businesses favorably positioned at the lower end of global cost curves. We have yet to discover commodity-oriented companies in China meeting that criterion.

Top Ten Holdings by Weight at April 30, 2021

Company	Sector	Market	%

Alibaba	Cons Discretionary	Mainland China	10.9

Tencent	Comm Services	Mainland China	7.1

China Tourism Group Duty Free	Cons Discretionary	Mainland China	4.5

WuXi Biologics	Health Care	Mainland China	4.2

AirTAC	Industrials	Taiwan	4.1

WuXi AppTec	Health Care	Mainland China	4.0

Techtronic Industries	Industrials	Hong Kong	3.5

Haitian International	Industrials	Mainland China	3.3

AIA Group	Financials	Hong Kong	3.1

Wuliangye Yibin	Cons Staples	Mainland China	2.9

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

25

Frontier Emerging Markets Portfolio

Institutional Investors: HLFMX & HLFFX | Individual Investors: HLMOX

Portfolio Management Team

Pradipta Chakrabortty

Co-Lead Portfolio Manager

Babatunde Ojo, CFA

Co-Lead Portfolio Manager

Performance Summary

For the Frontier Emerging Markets Portfolio, the Institutional Class I gained 16.76%, the Institutional Class II gained 16.96% and the Advisor Class gained 16.44% (net of fees and expenses) in the six-month period ended April 30, 2021. The Portfolio’s benchmark the MSCI Frontier Emerging Markets Index, gained 10.22% (net of source taxes).

Market Review

Frontier Emerging Markets (FEM) rose, gaining 10% during the six-month period ended April 30, 2021. The period was turbulent, beginning with an escalation in the global pandemic towards the end of 2020, followed by vaccine breakthroughs that gave investors concrete hope for normalization in 2021, ultimately ending with a reversal of this rebound in January. Optimism over the clinical trial success of vaccines that initially lifted FEMs’ performance in late 2020 flagged as it became apparent just how much FEM countries (with a few exceptions, like the United Arab Emirates) would lag in their access to, and ability to roll out, the vaccines to their populations. These concerns were then amplified by new waves of COVID-19 infections and the emergence of even more contagious and deadly variants of the virus, prompting further mobility restrictions and business disruptions.

Companies that benefited from the pandemic and the abrupt shift to remote work and commerce, many of them within Information Technology (IT) and Health Care, far outpaced more cyclical sectors such as Financials and Consumer Discretionary, which nonetheless also finished in positive territory. Energy, however,

Fund Facts at April 30, 2021

Total Net Assets	$236.7M

Sales Charge	None

Number of Holdings	58

Turnover (5 Yr. Avg.)	29%

Dividend Policy	Annual

	Institutional Investors		Individual Investors

	Inst Class I	Inst Class II	Investor Class

Ticker	HLFMX	HLFFX	HLMOX

CUSIP	412295867	412295735	412295859

Inception Date	5/27/2008	3/1/2017	12/31/2010

Minimum Investment[1]	$100,000	$10,000,000	$5,000

Net Expense Ratio[2]	1.68%[3]	1.35%[4]	2.00%[5]

Gross Expense Ratio[2]	1.68%	1.60%	2.12%

1Lower minimums available through certain brokerage firms. 2As of the most recent Prospectus and based on expenses for the fiscal year end. 3Harding Loevner has contractually agreed to cap the expense ratio at 1.75% through February 28, 2022. The expense ratio (without cap) is applicable to investors. 4The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2022. Harding Loevner’s contractual agreement caps the expense ratio at 1.35%. The Net Expense Ratio is applicable to investors. 5The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2022. Harding Loevner’s contractual agreement caps the expense ratio at 2.00%. The Net Expense Ratio is applicable to investors.

was the best-performing sector as global oil prices continued to climb amid continued production constraints imposed by OPEC+ and expectations of improved economic growth. Materials also outperformed, with mining companies buoyed by China’s surging demand for industrial metals as well as the Biden administration’s plans for a massive infrastructure spend. Industrials and Consumer Staples lagged, finishing down for the period.

Geographically, Europe performed best, led by Kazakhstan, thanks to Halyk Savings Bank, which reported strong earnings due to a strengthened competitive position within its market, a result of the company’s good asset quality, and its progress on several digital initiatives.

Latin America was among the period’s top performers due to a significant year-end rise in commodity prices. Colombia, an oil exporter, did especially well, as the rise in Brent crude price sparked a stock market rally and boosted the value of the Colombian peso against the US dollar.

The Middle East was the poorest-performing region, as the Lebanese market (which accounts for less than 1% of the index and was not represented in our portfolio) collapsed after prolonged political uncertainty and fiscal distress. The country has been grappling with a debt crisis for many years and eventually defaulted on its foreign debt obligations in March 2020.

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Performance (% total return)

		For periods ended March 31, 2021							For periods ended April 30, 2021
	1	3	5	10	Since Inception*			1	3	5	10	Since Inception*
	Year	Years	Years	Years	May-08	Mar-17	Dec-10	Year	Years	Years	Years	May-08	Mar-17	Dec-10
Frontier EM Portfolio – Inst Class I	44.23	-4.56	3.22	1.56	-0.87			35.34	-2.89	2.95	1.50	-0.64
Frontier EM Portfolio – Inst Class II	44.67	-4.30	–	–		2.88		35.93	-2.62	–	–		3.58
Frontier EM Portfolio – Investor Class	43.72	-4.88	2.83	1.17			0.72	35.06	-3.24	2.58	1.13			1.00
MSCI Frontier EM Index	33.58	-4.29	2.46	1.45	–	1.70	0.75	26.27	-3.37	2.34	1.38	–	2.17	0.95

Returns are annualized for periods greater than 1 year. *Inception of the Institutional Class I, May 27, 2008. Inception of the Institutional Class II, March 1, 2017. Inception of the Investor Class, December 31, 2010. Index performance prior to December 2, 2008 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com.

Performance Attribution

By sector, strong stock selection in IT was a significant contributor. Among our top performers was UAE-based payment processor Network International. Although the company’s payment processing business for tourists visiting the UAE is still only about half what it was before COVID-19, its domestic UAE revenues have recovered to pre-pandemic levels and the company’s new CEO Nandan Mer voiced optimism about processing fee levels projected for 2021. EPAM (based in the US but with large operations in Belarus and other FEMs), which saw all of its customer segments grow in 2020, also contributed to our performance. Its life sciences and health care segment saw the biggest gain, but even the travel and consumer segment managed modest growth, with demand from its retail and e-commerce clients offsetting the slump in tourism-related businesses.

Strong stocks in Financials also helped, especially Halyk, Bancolombia, and Philippine-based Security Bank. At Bancolombia, strong cost control and better fee income from non-lending sources (such as debit and credit cards, insurance, trust, brokerage, and investment banking) offset still-rising loan provisioning. Excess capital leaves the bank well cushioned to absorb further credit losses. Similarly, at Security Bank, asset quality pressure remains, but the bank has imposed stricter underwriting standards that should protect it going forward. Additionally, its growth is supported by the Philippines government’s new infrastructure initiative.

Our stocks in Real Estate were among the top detractors, primarily due to the impact of fresh government-mandated lockdowns on Kuwait mall operator Mabanee. Stock selection in Energy also hurt relative performance. Most investors failed to see synergies arising from a decision by Colombian state-owned oil company Ecopetrol to acquire a controlling stake in state-owned electric utility ISA.

By region, Asian holdings benefited the portfolio, especially Vietnam-based steel producer Hoa Phat Group. Billet sales remained strong due to continued high levels of exports to China and other Asian markets. The Gulf States also contributed. UAE-based food and beverage producer Agthia rallied following its proposal to acquire several packaged foods companies with strong distribution in the UAE and neighboring Kuwait and Jordan.

Stock selection was weak in frontier Europe, particularly Polish video game maker CD Projekt. The company was hacked, delaying fixes for troubling bugs in its recent launch of Cyberpunk 2077.

Perspective and Outlook

Way back at the start of the 2010s, equity investors found much to like about FEMs. Young populations and rapidly modernizing societies seemed to offer the perfect nutrients for robust economic growth of the kind that was in short supply in many more developed parts of the world in the wake of the global financial crisis (GFC). And, for the next several years, FEM investors were not disappointed. From the third quarter of 2009 through third quarter 2014, frontier and small emerging markets roughly matched the performance of the US-led resurgence in developed markets (DMs), and they handily beat traditional emerging markets (EMs) by an average of seven percentage points a year. However, since FEMs’ September 2014 absolute peak there has been a complete reversal, with EMs outperforming FEMs by seven percentage points annually. FEMs’ underperformance of DMs has been even greater: an average of 10 percentage points a year.

Six years ago, it would have been hard to imagine the succession of crises about to batter FEMs emanating from without. First was the commodity price shock in the latter part of 2014. When the US shale boom led to oversupply in the global oil market and the Saudi-led oil cartel responded with a price war to maintain

27

its market share, the price of crude plunged a staggering 68% between June 2014 and December 2015. This led to a deep economic recession in the oil-dependent countries—Colombia, Kazakhstan, Nigeria, and the Gulf states—which together accounted for 45% of the MSCI FEM Index at the start of the period.

A second major crisis occurred only a couple of years into recovery from the commodity shock. The triggers were the US Federal Reserve’s aggressive rate hikes and reduction of its financial asset purchase program, as well as escalating trade tensions between the US and China. This combination dealt another blow to FEM currencies, as nearly every floating currency fell against the US dollar.

A third set of challenges came from the churn in the FEM index itself. Over the past six years, MSCI made numerous changes to the index by promoting countries with large weights to EM status and eliminating them from the benchmark. The re-volving door stirred consternation among investors, many of whom came to view the FEM index as overly concentrated and a dumping ground for markets “not good enough” for EM status, contributing to record foreign investor outflows and compounding the fall in FEM stock prices.

Finally came the COVID-19 pandemic, and in particular, its impact on FEM banks. Financial institutions’ leveraged exposures to their domestic economies meant that many banks were placed in a difficult position as whole sectors shut down and governments suspended borrowers’ loan repayment obligations in a frantic attempt to keep businesses afloat. The damage to banks was felt across the frontier and emerging markets, and with Financials representing the largest (41% prior to the November Kuwait upgrade) share of any sector in the FEM index, the impact on the entire asset category was especially acute.

Given this dreary sequence of developments and more than a half-decade of underperformance, investors can be forgiven if they are tempted to give up on FEMs. But this could be “rearview-mirror investing” of the worst sort. We have always said that investing in FEMs requires patience and is only suited for those with a very long time-horizon. In the context of FEMs’ decades-long emergence, we believe the past six years should be viewed as a rutted detour, not a dead end, because the strong fundamentals identified at the start of the 2010s are, if anything, even stronger today. FEMs now account for a third of the world population, but only 6% of the global economy and only the tiniest fraction (less than 1%) of global equity capital markets. In other words, there is lots of room for these markets to begin to catch up. FEM governments are increasingly investing in social and physical infrastructure and implementing other sensible policies to support the growth of the private sector. These are among the reasons why the International Monetary Fund projects that frontier economies will continue to grow faster than their emerging and developed counterparts in the medium-term.

We expect strong economic growth will translate into corporate earnings growth and, ultimately, higher share prices. Some of the biggest improvement will take place among the highest-quality members of the Financials sector, whose superior financial strength compared to competitors and increased market share coming out of the COVID-19 crisis position them to benefit disproportionately from FEMs’ recovery and growth in the years ahead. We are encouraged by the records of the high-quality banks in our Portfolio (Halyk being a prime example), which corroborates our philosophy when it comes to investing in FEM banks. The thesis for us has always been simple. We only invest in high-quality banks capable of success across economic cycles. High-quality FEM institutions like Halyk have a number of advantages, including a strong balance sheet, a well-established distribution network, and funding costs that enable them to at least keep up with, if not perform better than, lower-quality banks in good economic times—and to significantly outperform and gain market share during periods of economic crisis, such as Halyk throughout the COVID-19 pandemic. A strong balance sheet and competent management invariably allow these high-quality companies to emerge from crises with a superior competitive position, which further solidifies their dominance. The fact that some of the most

Portfolio Positioning (%) at April 30, 2021

Region	Portfolio	Benchmark[1]

Africa	20.3	17.5

Asia	38.8	45.7

Europe	11.1	10.6

Gulf States	5.6	4.4

Latin America	13.5	21.4

Middle East	0.0	0.4

Developed Markets Listed[2]	8.4	–

Cash	2.3	–

Sector	Portfolio	Benchmark[1]

Communication Services	6.6	8.8

Consumer Discretionary	5.4	1.0

Consumer Staples	15.7	7.0

Energy	3.9	5.0

Financials	33.3	33.2

Health Care	6.1	2.2

Industrials	4.5	11.6

Information Technology	12.5	4.9

Materials	5.1	8.8

Real Estate	4.6	14.0

Utilities	0.0	3.5

Cash	2.3	–

1MSCI Frontier Emerging Markets Index; 2Includes frontier or small emerging markets companies listed in developed markets.

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well-run and innovative of these companies are now training their advantages on seizing the mantle of digital leadership in their marketplaces is another, potentially even more encouraging, factor in their favor.

Beyond banks, we see bright prospects for selected companies across a range of industries, including consumer, technology, hospitality, and health care.

Portfolio Highlights

MSCI upgraded Kuwait from frontier to EM status in November 2020, resulting in the country’s removal from the MSCI FEM Index. With Kuwait having accounted for 20%, its removal left the index even more concentrated in the Philippines, which saw its weight jump seven percentage points to one third of the benchmark at the end of 2020. Our portfolio has a single country risk limit of 20%, guaranteeing that we will continue to be significantly underweight in the Philippines. Though such country ceilings bring higher tracking error, the trade-off to reduce overall portfolio risk is worth making. Indeed, we see country diversification as being especially important in FEMs, as a means to manage individual political and currency risks that are typically higher than those in DMs.

This risk regime has been helpful to our strategy over the past few quarters, during which the Philippines market badly underperformed other FEMs, largely due to the havoc COVID-19 has wreaked on its economy. In this densely populated country of over 7,600 islands, the efficient flow of goods and services can be challenging in the best of times. The country’s GDP shrank 9.5% in 2020 as COVID-19 cases remained stubbornly high despite extensive quarantine measures taken by the government. Such unforeseeable calamities are precisely the reason we have country ceilings in place.

Nevertheless, the Philippines economy and its corporate earnings will rebound at some point. We have been using the sell-off as an opportunity to add to our Philippine positions at cheaper valuations. We added to our position in Jollibee Foods, the country’s dominant quick-service restaurant chain, whose 60% local market share is complemented by sizeable businesses in the US, China, and throughout Southeast Asia. Its shares became cheap after it posted record losses because many of its locations in the Philippines, and elsewhere, temporarily closed or faced declining traffic. Management has since taken sensible actions to lift Jollibee out of crisis and position it for faster recovery post-pandemic. By the last quarter of 2020, Jollibee was already back to generating profits.

We also added to our position in Wilcon Depot, the leading home improvement big-box retailer in the Philippines. Like Jollibee, the company was severely impacted by the country’s lockdowns, but we expect earnings to pick back up this year with a cyclical recovery in the construction sector and recent cuts in mortgage interest rates. Management is rolling out new stores across the provinces while enhancing its e-commerce platform and logistics capabilities.

Top Ten Holdings by Weight at April 30, 2021

Company	Sector	Country	%

Hoa Phat Group	Materials	Vietnam	4.9

Globant	Info Technology	Argentina	4.8

EPAM Systems	Info Technology	US	4.7

Safaricom	Comm Services	Kenya	4.5

Commercial International Bank	Financials	Egypt	4.0

SM Prime Holdings	Real Estate	Philippines	3.8

Banca Transilvania	Financials	Romania	3.8

Vietnam Dairy Products	Cons Staples	Vietnam	3.5

Universal Robina	Cons Staples	Philippines	3.2

Halyk Savings Bank	Financials	Kazakhstan	3.0

29

Global Equity Research Portfolio

Institutional Investors: HLRGX

Portfolio Management Team

Moon Surana, CFA

Portfolio Manager

Andrew West, CFA

Portfolio Manager

Performance Summary

For the Global Equity Research Portfolio, the Institutional Class gained 26.05% in the six-month period ended April 30, 2021. The Portfolio’s benchmark, the MSCI All Country World Index, gained 28.29% (net of source taxes).

Market Review

Global stock markets increased in the six months ended April 30, as the rollout of several successful COVID-19 vaccines led to economic rebounds across the globe. All sectors and regions finished in positive territory for the period.

Despite an escalation in the global pandemic, the closing months of 2020 saw a dramatic rise in global stock markets in response to startlingly positive final-stage vaccine clinical trial results. Accelerated approvals gave investors further hope for some return to normal commerce in 2021, even as COVID-19 hospitalizations in the US and Europe soared.

In March, the IMF raised its global GDP growth forecast for 2021 to 6.0%. In the US, among the world’s early leaders in vaccination rates, retail sales climbed to the strongest level on record and restaurant bookings and the number of airline passengers, while still below pre-COVID-19 levels, continued to improve. The Biden administration passed a colossal US$1.9 trillion relief package, the third such stimulus measure since the pandemic began, sending direct payments to millions of Americans and extending unemployment insurance. In China, electricity generation and rail cargo volume rose substantially year over year, but consumer spending remained subdued despite much of daily life having

Fund Facts at April 30, 2021

Total Net Assets	$9.3M

Sales Charge	None

Number of Holdings	309

Turnover (5 Yr. Avg.)	–

Dividend Policy	Annual

Institutional Investors

Ticker	HLRGX

CUSIP	412295792

Inception Date	12/19/2016

Minimum Investment[1]	$100,000

Net Expense Ratio[2]	0.80%[3]

Gross Expense Ratio[2]	2.04%

1Lower minimums available through certain brokerage firms; 2The Expense Ratios are as of the most recent Prospectus and are based on expenses for the most recent fiscal year end. The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2022. 3Harding Loevner’s contractual agreement caps the net expense ratio at 0.80%. The Net Expense Ratio is applicable to investors.

returned to normal. The recovery in Europe was even more uneven, amid the emergence of new more virulent virus strains and problems with its vaccine rollout extending or renewing lockdowns.

Better economic data coupled with seemingly unlimited central bank liquidity led to rising management confidence and a surge in mergers and acquisition activity (M&A). Company CEOs were not the only market participants infected with high confidence; investors became more sanguine as well. The growth of special-purpose acquisition companies (SPACs), a “backdoor” means of taking private companies public with minimal regulatory scrutiny, accounted for an unprecedented 25% of all US deals. Retail trading activity also rose sharply, with a record number of people opening online accounts, and option volumes rising dramatically. The speculative frenzy extended to initial public offerings (IPOs) in many markets, with shares of newly listed companies (many of them still loss-making) being met by strong institutional and retail demand.

As homebuyers and corporate treasurers alike raced to lock in low interest rates, bond yields rose, with the yield on the US 10-year reaching pre-pandemic levels in March. Commodity prices, particularly those linked with industrial activity such as iron ore and copper, jumped higher, while Brent crude rose to over US$60 per barrel.

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Performance (% total return)

	For periods ended March 31, 2021				For periods ended April 30, 2021

	Calendar	1	3	Since	Calendar	1	3	Since
	YTD	Year	Years	Inception*	YTD	Year	Year	Inception*
Global Equity Research Portfolio – Institutional Class	3.84	56.86	12.97	15.86	7.33	46.76	14.44	16.42
MSCI All Country World Index	4.57	54.60	12.07	13.59	9.14	45.74	13.32	14.44

Returns are annualized for periods greater than 1 year. *Inception date: December 19, 2016.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com.

On a sector basis, Energy was the strongest performer, surging in lockstep with rising oil prices. Financials also performed strongly, aided by a steepening yield curve and surprisingly low credit defaults. Information Technology (IT) also outperformed despite heightened scrutiny from regulators in Europe, China, and the US. Less-cyclical sectors—Consumer Staples, Health Care, and Utilities—all underperformed for the period.

Viewed by geography, the eurozone outperformed as some of the countries hit hardest by the virus, such as Spain and Italy, began to recover. Canada was a big outperformer, helped by its large weighting in banks and Energy. In Europe outside the eurozone, the UK posted strong returns on the back of its expansive vaccination program. Japan significantly underperformed as the country instated a new, more stringent state of emergency in response to another virus wave. Emerging Markets (EMs) also underperformed as weakness in China due to its regulatory crackdowns on tech companies off set strong performance in Taiwan and Russia, where the global semiconductor shortage and the rise in the oil price helped the former’s IT and latter’s Energy companies, respectively.

Performance Attribution

The Portfolio underperformed as stocks of high-quality growing companies lagged the broader market. On a sector basis, weak stocks in Materials and Consumer Discretionary detracted the most during the period. In the former, shares of US-based gas and chemical company Air Products, a steady business that benefits from durable long-term contracts with customers, lagged the broader market as more cyclical stocks outperformed. In Consumer Discretionary, shares of Japanese gas appliances manufacturer Rinnai lagged as the price of raw inputs such have copper have continued to increase. The Portfolio’s overweight in Consumer Staples also detracted.

Strong stocks in Financials helped, particularly US-based Signature Bank. The bank benefitted from expectations of higher interest rates, as well as resilient credit and deposit growth throughout the period. US-based SVB Financial Group also contributed; the bank has benefited from rising expectations for increased economic growth and higher interest rates. The Portfolio’s underweight in Utilities and overweight in Industrials also helped.

Viewed by geography, weak stocks in Japan detracted the most from relative performance. Shares of Unicharm, a manufacturer of hygiene and household cleaning products, declined in response to rising input costs (like oil) and a market style shift to stocks of more-cyclical companies. Stocks in the US also detracted, particularly household and personal care products manufacturer Church & Dwight, which modestly declined over an ebbing of pandemic stay-at-home-related tailwinds and rising inflationary pressures. The Portfolio’s overweight in Japan and EMs, as well as its cash weight during this period of strong equity returns, also dragged on relative performance.

Strong stocks in EMs contributed, especially Taiwanese electronics manufacturer Hon Hai Precision. Share rose on the back of agreements with a pair of Chinese carmakers (Byton and Zhejiang Geely Holding Group) to help manufacture electric vehicles. Stocks in Europe outside the eurozone were also helpful, particularly UK-based aviation services company Signature Aviation. Shares increased as the company was a subject of a bidding war, before being ultimately acquired by Global Infrastructure Partners.

Perspective and Outlook

For the best part of our 30-year existence we’ve invested in high-quality, growing companies. That means we understand only too well the slings and arrows of performance that the market occasionally hurls the way of our quality-focused portfolio. During the recovery from the prolonged bear market that followed the bursting of the tech bubble in 2000 we suffered one of our worst periods of relative performance. As the profit slump—at the time the deepest since the 1930s—dragged into its second year, the US Federal Reserve led other central banks in further rounds of cutting interest rates in a bid to spur a stronger recovery.

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Investors who had fled the securities of barely profitable or highly leveraged companies reconsidered their cautious stance. Companies that were priced as if they might be the next round of bankruptcies suddenly looked like probable survivors, and their share prices leapt higher as investors adjusted to the upgraded prognosis. As cyclical and financial risks receded, stocks of the most stable companies, with ultra-conservative balance sheets and resilient profit margins, no longer transfixed investors, whose eyes wandered to less pristine corporate stories in hopes of a bargain. Over the ensuing 24 months, stocks of companies in the lowest tiers of quality, derided as junk, trounced by double digits those in the top tiers.

Judging by the performance of the different quintiles of the market sorted by our proprietary quality rankings, the shift in market style that coincided with the early November release of vaccine efficacy results matches in many ways the pattern of 2003-2004, and then some. Whereas two decades ago it took over two years for the bottom quintile to outpace the top by 19 percentage points, this latest go-round has produced a 23 percentage point gap between the same two groups in just five months, with a mostly monotonic progression of performance down the tiers of quality: the worse you were, the better you did.

The earlier episode drove home the perils of being too risk-averse! While wallowing in the depths of a deep recession and long bear market, we took comfort from the resilience and reasonable valuation of the best companies and—despite the obvious chasm in relative valuations that had opened up between stocks of the best and the next-best, let alone the worst—ultimately lost sight of the opportunity cost of future returns from what we did not own.

Over the last couple of years, as valuations for high-quality and rapidly growing companies have risen steadily, we’ve had to make difficult trade-offs in attempting to balance our commitment to these company attributes against the prices their shares fetch. Historically our debate has mostly concerned the trade-off between valuation and growth, but in this nascent recovery from the pandemic, the real issue—at least as far as relative performance goes—has turned out to be related more to trading off valuation against quality. Growth, in contrast to quality, has not been a particularly good predictive factor recently: only the fastest growth quintile (sorted by our growth metric) has seriously lagged the index, while the other 80% of the market matched or bettered the market’s average performance since the beginning of November.

Although both high quality and faster growth have become highly priced in recent times, we’ve made no attempt to predict either inflation or interest rates, despite recognizing how these inputs have an immediate impact on stock valuations through their influence on discount rates. Considering such attempts a fool’s errand, we prefer instead to focus on discerning the enduring characteristics of companies themselves—characteristics that tend to persist across business cycles and political eras.

Our investment process is designed to give analysts the freedom, with few exceptions, to “go anywhere,” and locate the best businesses even in out-of-favor industries or countries. By keeping our opportunity set broad, always on the lookout for companies with strong competitive positions and secular growth tailwinds, the goal is to continuously furnish portfolio managers with sufficient raw materials from which to assemble diversified and differentiated portfolios of high-quality growing businesses. Our risk guidelines, including our portfolio limits on countries, sectors, and single companies, limit the worst of those inclinations, and we alter those limits only rarely and with great deliberation. In other words, don’t expect us to follow the current trend of some growth and momentum-oriented investors and to jettison our single holding limits to amass larger stakes in our favorite companies.

Portfolio Positioning (%) at April 30, 2021

Country/Region	Portfolio	Benchmark[1]

Canada	1.1	2.8

Emerging Markets	21.6	12.8

Europe EMU	13.2	8.6

Europe ex-EMU	10.0	7.9

Frontier Markets[2]	0.0	—

Japan	8.9	6.2

Middle East	0.0	0.2

Pacific ex-Japan	3.2	3.1

US	40.7	58.4

Cash	1.3	—

Sector	Portfolio	Benchmark[1]

Comm Services	5.1	9.6

Consumer Discretionary	12.0	12.8

Consumer Staples	10.4	6.9

Energy	3.3	3.3

Financials	12.5	14.3

Health Care	15.2	11.3

Industrials	16.4	9.9

Information Technology	18.6	21.4

Materials	4.0	5.1

Real Estate	0.3	2.6

Utilities	0.9	2.8

Cash	1.3	—

1MSCI All Country World Index; 2Includes countries with less-developed markets outside the index.

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Portfolio Highlights

The Global Equity Research Portfolio’s holdings are directly determined by analysts’ recommendations among Harding

Loevner’s collection of researched companies. During the six-month period ended April 30, 2021, our analysts recommended buying 57 companies and selling 41. Owing to recent analyst promotions and the ongoing expansion of our small cap coverage, the number of small companies in the Portfolio’s opportunity set has meaningfully increased in recent quarters. We ended the six-month period with 309 holdings in the Portfolio. In terms of our exposure to different sectors, our exposure to Financials, Energy, and IT increased the most while exposure to Industrials, Materials, and Health Care decreased. By region, our exposure to the US decreased the most while exposure to the eurozone increased the most.

Insofar as the relative valuations of many of our buy-rated small-cap stocks have resembled those of some of the most stretched areas of the broader market, this increase in small-cap holdings exacerbated our concerns about portfolio valuation risk and led us to implement new portfolio construction rules to manage it. Companies below US$5 billion in market cap are now allowed in the Portfolio only if they exhibit cheap relative valuations. We use our proprietary value rankings for this purpose, getting rid of the most-expensive half of our small cap companies among the pool of analyst-recommended stocks, while retaining or purchasing cheaper ones. We also made additions and trims to holdings as part of a new emphasis on reducing the valuation risk of our large-company holdings. The net impact of these changes was that the Portfolio now looks quite a bit less expensive than previously.

In Financials, we made net trims in the Portfolio, however strong performance increased the Portfolio weight. India-based HDFC Bank and HDFC Corp, and Indonesia-based Bank Rakyat were sold after the analyst downgraded them on valuation concerns. In Energy, we made net additions. Schlumberger, a US-based oil services company, was purchased as recovering energy prices made the analyst more optimistic about future performance. We also took the opportunity to add to Netherlands-based Vopak and Pakistan’s Oil & Gas Development Company after weakness.

Purchases and sales in IT were relatively balanced, but strong performance increased exposure. We made several new purchases including the Spanish travel technology company Amadeus and Argentina-based enterprise-level IT services leader Globant after our analysts upgraded these stocks. Amadeus has underperformed relative to the steep fall-off in on travel during the pandemic, but we expect the business to recover and believe the valuation is attractive enough to wait. In the case of Globant, we’ve increased our revenue growth forecast due to increasing demand from enterprises for digital transformation and used a recent pullback in the price of expensive tech stocks as an opportunity to act. We added to Hon Hai Precision, Cisco, US-based business and IT consulting firm Cognizant, and AAC Technologies, a Chinese manufacturer of miniaturized acoustic components, due to cheap relative valuation.

Top Ten Holdings by Weight at April 30, 2021

Company	Sector	Country	%

UnitedHealth Group	Health Care	US	1.2

Alphabet	Comm Services	US	1.1

Cisco	Info Technology	US	1.1

Cognizant Technology	Info Technology	US	1.1

JPMorgan Chase	Financials	US	1.1

Vertex Pharmaceuticals	Health Care	US	1.0

AbbVie	Health Care	US	1.0

Microsoft	Info Technology	US	1.0

RGA	Financials	US	1.0

MasterCard	Info Technology	US	0.9

In Industrials, we made several sales and trims due to valuation concerns. These included the Japanese b2b e-commerce platform MonotaRO, Brazilian electric equipment manufacturer WEG, China-based automatic controls producer Shenzhen Inovance, and Honeywell, among others.

In Health Care, purchases and sales were mostly balanced, but poor performance saw the weight in the Portfolio decrease. We sold Switzerland-based Roche as our analyst expects more competition for its legacy oncology products from biosimilars. On the other hand, we purchased German lab equipment supplier Sartorius after a very strong year that saw its products play a key role in COVID-19 vaccine manufacturing. We also added several small cap companies: Swiss dental implant maker Straumann, UK monoclonal antibodies supplier Abiomed, and Penumbra, a US-based medical device company specializing in the treatment of strokes.

In the US our exposure decreased after several sales and trims. Kansas City Southern railroad and Tiffany were sold in the face of what appeared at the time to be imminent mergers (LVMH’s indeed completed its takeover of Tiffany in January). We also sold several companies, such as US-based industrial automation company Rockwell, due to valuation. First Republic Bank and Signature Bank were trimmed after strong outperformance left them looking relatively expensive.

Our exposure to the eurozone increased from the purchase of several smaller cap holdings. We also had some upgrades of existing companies and new companies added to our research universe.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

33

International Equity Research Portfolio

Institutional Investors: HLIRX & HLMZX

Portfolio Management Team

Moon Surana, CFA

Portfolio Manager

Andrew West, CFA

Portfolio Manager

Performance Summary

For the International Equity Research Portfolio, the Institutional Class gained 24.60% (net of fees and expenses) in the six-month period ended April 30, 2021. The Portfolio’s benchmark the MSCI All Country World ex-US Index, gained 27.41% (net of source taxes).

Market Review

International stock markets increased in the six months ended April 30, as the rollout of several successful COVID-19 vaccines led to economic rebounds across the globe. All sectors and regions finished in positive territory for the period.

The closing months of 2020 saw a dramatic rise in global stock markets, despite an escalation in the global pandemic. The starting gun for the run-up was Pfizer’s announcement of better-than-expected results for its COVID-19 vaccine trials and was followed in rapid fire by positive reports from Moderna, AstraZeneca, and Sinopharm. Accelerated approvals gave investors further hope for some return to normal commerce in 2021, even as COVID-19 hospitalizations in the US and Europe soared.

In 2021, signs of a global economic rebound multiplied as the vaccination efforts began in earnest. In March, the IMF raised its global GDP growth forecast for 2021 to 6.0%. In the US, among the world’s leaders in vaccination rates, retail sales climbed to the strongest level on record and restaurant bookings and the number of airline passengers, while still below pre-COVID-19 levels, continued to improve. The Biden administration passed a colossal US$1.9 trillion relief package, the third such stimulus measure since the pandemic began, sending direct payments to millions

Fund Facts at April 30, 2021

Total Net Assets	$15.4M

Sales Charge	None

Number of Holdings	223

Turnover (5 Yr. Avg.)	46%

Dividend Policy	Annual

	Institutional Investors

	Inst Class	Inst Class Z

Ticker	HLIRX	HLMZX

CUSIP	412295826	412295743

Inception Date	12/17/2015	–

Minimum Investment[1]	$100,000	$10,000,000

Net Expense Ratio[2]	0.75%[3]	0.75%[3]

Gross Expense Ratio[2]	1.40%	1.81%

1Lower minimums available through certain brokerage firms; 2As of the most relent Prospectus and based on expenses for the most recent fiscal year end. 3The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2022. Harding Loevner’s contractual agreement caps the net expense ratio at 0.75%. The Net Expense Ratio is applicable to investors.

of Americans and extending unemployment insurance. In China, electricity generation and rail cargo volume rose substantially year over year, but consumer spending remained subdued despite much of daily life having returned to normal. The recovery in Europe was even more uneven, amid the emergence of new more virulent virus strains and problems with its vaccine rollout extending or renewing lockdowns.

Better economic data coupled with seemingly unlimited central bank liquidity led to rising management confidence and a surge in mergers and acquisition activity (M&A). Company CEO’s were not the only market participants infected with high confidence; investors became more sanguine as well. The growth of special-purpose acquisition companies (SPACs), a “backdoor” means of taking private companies public with minimal regulatory scrutiny, accounted for an unprecedented 25% of all US deals. Retail trading activity also rose sharply, with a record number of people opening online accounts, and option volumes rising dramatically. The speculative frenzy extended to initial public offerings (IPOs) in many markets, with shares of newly listed companies (many of them still loss-making) being met by strong institutional and retail demand.

As homebuyers and corporate treasurers alike raced to lock in low interest rates, bond yields rose, with the yield on the US 10-year reaching pre-pandemic levels in March. Commodity prices, particularly those linked with industrial activity such as iron ore and copper, jumped higher, while Brent crude rose to over US$60 per barrel.

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Performance (% total return)
	For periods ended March 31, 2021				For periods ended April 30, 2021

	1 Year	3 Years	5 Years	Since Inception*	1 Year	3 Years	5 Years	Since Inception*

Intl Equity Research Portfolio – Institutional Class	53.06	7.41	11.43	11.36	45.86	8.58	11.58	11.77

MSCI All Country World Ex-US Index	49.41	6.51	9.76	9.27	42.98	6.98	9.83	9.71

Returns are annualized for periods greater than 1 year. *Inception date: December 17, 2015.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com.

On a sector basis, Energy was the strongest performer, surging in lockstep with rising oil prices. Financials also performed strongly, aided by a steepening yield curve and surprisingly low credit defaults. Shares of Information Technology (IT) companies also outpaced the index despite facing heightened scrutiny from regulators in Europe, China, and the US. Less-cyclical sectors—Consumer Staples, Health Care, and Utilities—all underperformed for the period.

Viewed by geography, the eurozone outperformed as some of the countries hit hardest by the virus, such as Spain and Italy, began to recover. Canada was a big outperformer, helped by its large weighting in banks and Energy. In Europe outside the eurozone, the UK posted strong returns on the back of its expansive vaccination program. Japan significantly underperformed as the country instated a new, more stringent state of emergency in response to another virus wave. Emerging Markets (EMs) also underperformed as weakness in China due to its regulatory crackdowns on tech companies offset strong performance in Taiwan and Russia, where the global semiconductor shortage and the rise in the oil price helped the former’s IT and latter’s Energy companies, respectively.

Performance Attribution

The Portfolio underperformed as stocks of high-quality, fast-growing companies lagged the broader market in the six-month period. The main detractors from relative returns were weak stocks in Materials and IT as well our overweight to the lagging Consumer Staples sector. Good stocks in Financials and Industrials along with the Portfolio’s underweight in Communications Services were helpful.

In Materials, German flavors-and-fragrance maker Symrise experienced slower organic sales growth in its beverage and sweets segments, and Danish industrial enzyme producer Novozymes reported an overall decline in organic growth. Another Danish company, natural food ingredients producer Chr. Hansen, gave back some of the strong stock returns it generated in 2020. In IT, our underweight to Taiwan-based semiconductor manufacturer TSMC detracted; its stock soared on news that its rival Intel was experiencing production delays of its next-generation chip.

In Financials, our EM banking holdings, such as Bancolombia and Spain’s BBVA and Banco Santander, performed particularly well. With economic activity picking up, manufacturers everywhere are seeing more orders, but our Industrials holdings Techtronic Industries, a Hong Kong-based power-tool manufacturer, and Komatsu, a Japanese earth-moving equipment maker, were standouts. Steady investment by Techtronic in R&D has paid off in a series of successful products launches, while at Komatsu economic recovery has spurred a rebound in demand for its construction equipment.

Regionally, our holdings in Japan detracted most from relative returns. Shares of Unicharm, a Japanese manufacturer of hygiene and household cleaning products, declined in response to the rising costs of inputs (such as oil) and the market’s style shift favoring stocks of more-cyclical companies. Poor stocks in the eurozone also dragged on performance versus the index, notably Symrise.

Investments in Pacific ex-Japan were a large positive contributor to relative returns. Two banks in Singapore, DBS Group and OCBC Bank, outperformed after announcing better-than-expected fourth-quarter results. Both banks saw their loan books improving with fewer loans subject to a government-mandated loan-repayment moratorium. DBS has also seen growth in its wealth management business and credit card volume, leading to increased fee income.

Perspective and Outlook

For the best part of our 30-year existence we’ve invested in high-quality, growing companies. That means we understand only too well the slings and arrows of performance that the market

35

occasionally hurls the way of our quality-focused portfolio. During the recovery from the prolonged bear market that followed the bursting of the tech bubble in 2000, we suffered one of our worst periods of relative performance. As the profit slump—at the time the deepest since the 1930s—dragged into its second year, the US Federal Reserve led other central banks in further rounds of cutting interest rates in a bid to spur a stronger recovery. Investors who had fled the securities of barely profitable or highly leveraged companies re-considered their cautious stance. Companies that were priced as if they might be the next round of bankruptcies suddenly looked like probable survivors, and their share prices leapt higher as investors adjusted to the upgraded prognosis. As cyclical and financial risks receded, stocks of the most stable companies, with ultra-conservative balance sheets and resilient profit margins, no longer transfixed investors, whose eyes wandered to less-pristine corporate stories in hopes of a bargain. Over the ensuing 24 months, stocks of companies in the lowest tiers of quality, derided as junk, trounced by double digits those in the top tiers.

Judging by the performance of the different quintiles of the market sorted by our proprietary quality rankings, the shift in market style that coincided with the early November release of vaccine efficacy results matches in many ways the pattern of 2003-2004, and then some. Whereas two decades ago it took over two years for the bottom quintile to outpace the top by thirteen percentage points, this latest go-round has produced a 21 percentage point gap between the same two groups in just five months, with a mostly monotonic progression of performance down the tiers of quality: the worse you were, the better you did.

The earlier episode drove home the perils of being too risk-averse! While wallowing in the depths of a deep recession and long bear market, we took comfort from the resilience and reasonable valuation of the best companies and—despite the obvious chasm in relative valuations that had opened up between stocks of the best and the next-best, let alone the worst—ultimately lost sight of the opportunity cost of future returns from what we did not own.

Over the last couple of years, as valuations for high-quality and rapidly growing companies have risen steadily, we’ve had to make difficult trade-offs in attempting to balance our commitment to these company attributes against the prices their shares fetch. Historically our debate has mostly concerned the trade-off between valuation and growth, but in this nascent recovery from the pandemic, the real issue—at least as far as relative performance goes—has turned out to be related more to trading off valuation against quality. Growth, in contrast to quality, has not been a particularly good predictive factor recently: only the fastest growth quintile (sorted by our growth metric) has seriously lagged the index, while the other 80% of the market matched or bettered the market’s average performance since the beginning of November.

Although both high quality and faster growth have become highly priced in recent times, we’ve made no attempt to predict either inflation or interest rates, despite recognizing how these inputs have an immediate impact on stock valuations through their influence on discount rates. Considering such attempts a fool’s errand, we prefer instead to focus on discerning the enduring characteristics of companies themselves—characteristics that tend to persist across business cycles and political eras.

Our investment process is designed to give analysts the freedom, with few exceptions, to “go anywhere,” and locate the best businesses even in out-of-favor industries or countries. By keeping our opportunity set broad, always on the lookout for companies with strong competitive positions and secular growth tailwinds, the goal is to continuously furnish portfolio managers with sufficient raw materials from which to assemble diversified and differentiated portfolios of high-quality growing businesses. Our risk guidelines, including our portfolio limits on countries, sectors, and single companies, limit the worst of those inclinations, and we alter those limits only rarely and with great deliberation. In other words, don’t expect us to follow the current trend of some growth- and momentum-oriented investors and to jettison our single holding limits to amass larger stakes in our favorite companies.

Portfolio Positioning (%) at April 30, 2021

Country/Region	Portfolio	Benchmark[1]

Canada	1.6	6.8

Emerging Markets	31.9	30.8

Europe EMU	23.8	20.8

Europe ex-EMU	20.4	19.0

Frontier Markets[2]	0.0	–

Japan	15.3	14.8

Middle East	0.0	0.4

Pacific ex-Japan	6.1	7.4

Cash	0.9	–

Sector	Portfolio	Benchmark[1]

Communication Services	5.1	7.1

Consumer Discretionary	12.2	13.5

Consumer Staples	11.7	8.4

Energy	4.1	4.4

Financials	15.5	18.9

Health Care	10.2	8.9

Industrials	18.9	11.8

Information Technology	13.4	12.8

Materials	5.8	8.5

Real Estate	0.7	2.6

Utilities	1.5	3.1

Cash	0.9	–

1MSCI All Country World ex-US Index; 2Includes countries with less-developed markets outside the index.

36

Portfolio Highlights

The International Equity Research Portfolio’s holdings are directly determined by analysts’ recommendations among Harding Loevner’s collection of researched companies. During the six-month period ended April 30, 2021, our analysts recommended buying 46 companies and selling 33. One of our associate analysts, Samuel Hosseini, was promoted to analyst, making his recommended purchases, including a number of small cap companies, newly eligible for the Portfolio. Owing to his and other recent promotions and the ongoing expansion of our small cap coverage, the number of international small companies in the Portfolio’s opportunity set has meaningfully increased in recent quarters. We ended the six-month period with 223 holdings in the Portfolio.

Our exposure to IT increased as a result of several new purchases, including a handful of small cap companies that newly became eligible for the strategy: Germany-based Nemetschek, a niche software supplier to the construction and media and entertainment industries; Taiwan-based semiconductor manufacturer Chipbond Technology; and China-based Sangfor Technologies, an enterprise cloud and network security vendor.

In Communication Services, we bought French market research and consulting firm Ipsos, Russian internet search firm Yandex, Cheil Worldwide (a South Korean marketing company affiliated with Samsung Electronics), and Scout24. The latter operates a leading real estate platform in Germany where agents, landlords, and individual sellers can list and display their properties for sale or rent. (Think of it as a mashup of Realtor.com, Apartments.com, and Craigslist.) The company is a dominant player with over 70% market share and enjoys a strong network effect.

In Health Care, we sold Grifols, a Spanish producer of blood plasma-based products, after the stock outperformed and the valuation looked less compelling to our analyst. We also sold Switzerland-based Roche, as our analyst expects more competition for its legacy oncology products from biosimilars. Analysts recommended Health Care purchases as well, including Italian-based diagnostics company DiaSorin. This business should continue to get a boost from strong demand for COVID-19-related tests.

By region, our exposure to the EMU increased the most during the six-month period while exposure to EMs shrank the most. Our increased investments in the EMU was largely the result of purchasing newly eligible smaller-cap holdings such as Nemetschek and Germany-based IT consultancy Bechtle. We also had some analyst upgrades of larger-cap companies, including Amadeus, an airline-reservation-management software business headquartered in Spain. The spread of effective vaccines has lifted both the outlook for a rebound in travel and Amadeus’s performance relative to the rest of IT. In EM, the number of upgrades and downgrades were balanced during the quarter, but we also made several trims due to high relative valuation,

Top Ten Holdings by Weight at April 30, 2021

Company	Sector	Country	%

Banco Santander	Financials	Spain	1.2

DBS Group	Financials	Singapore	1.2

OCBC Bank	Financials	Singapore	1.1

Brenntag	Industrials	Germany	1.1

Hakuhodo	Comm Services	Japan	1.1

Rio Tinto	Materials	UK	1.1

SE Banken	Financials	Sweden	1.1

Kubota	Industrials	Japan	1.0

BHP	Materials	Australia	1.0

BMW	Cons Discretionary	Germany	1.0

including Shenzhen Inovance, China’s largest producer of industrial automation control components and Naver, a South Korean social media company.

37

Emerging Markets Research Portfolio

Institutional Investors: HLREX

Portfolio Management Team

Moon Surana CFA

Portfolio Manager

Andrew West, CFA

Portfolio Manager

Performance Summary

For the Emerging Markets Equity Research Portfolio, the Institutional Class rose 22.17% (net of fees and expenses) in the six-month period ended April 30, 2021. The Portfolio’s benchmark, the MSCI Emerging + Frontier Markets Index, rose 22.87% (net of source taxes).

Market Review

Stocks in Emerging Markets (EMs) rallied in the first half of the fiscal year as news late in 2020 that vaccines had demonstrated exceptional levels of efficacy in final trials provided the catalyst for upgrading of global growth expectations and renewal of interest in those markets and industries worst hit by the COVID-19 pandemic. This, in turn, also boosted EM currencies, with the majority making significant gains versus a persistently weak dollar. The prospect of a stronger, broader-based recovery combined with China’s continued economic health and anticipation of the Biden administration’s massive infrastructure plans also propelled commodity and energy prices higher.

Latin America and emerging Europe were the strongest regions in the index, with EMs especially sensitive to commodity prices (e.g., Russia, South Africa, Brazil, Mexico) enjoying an especially strong bounce. Asia lagged mostly due to China, the largest EM, which was among the worst-performing markets despite keeping the virus under control and registering robust growth in both manufacturing and services. Concerns included tighter domestic borrowing conditions, and continuing tensions with the US. Antitrust actions against Chinese internet companies were another cause for concern. Although the fines levied by Chinese regulators

Fund Facts at April 30, 2021

Total Net Assets	$9.0M

Sales Charge	None

Number of Holdings	131

Turnover (5 Year Average)	–

Dividend Policy	Annual

Institutional Investors

Institutional Class

Ticker	HLREX

CUSIP	412295776

Inception Date	12/19/2016

Minimum Investment[1]	$100,000

Net Expense Ratio[2]	1.15%[3]

Gross Expense Ratio[2]	2.40%

1Lower minimums available through certain brokerage firms; 2The Expense Ratios are are as of the most recent Prospectus and are based on expenses for the most recent fiscal year end. The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2022. 3Harding Loevner’s contractual agreement caps the Net Expense Ratio at 1.15%. The Net Expense Ratio is applicable to investors.

against Tencent, Baidu, and JD.com for their monopolistic behavior were miniscule, Alibaba received a much larger (US$3 billion) punishment in April albeit one still modest in relation to the size of the company. Across the strait, Taiwan was among the strongest EMs, led by semiconductor stocks, especially TSMC, buoyed by the current global chip shortage.

Materials was the best-performing sector with the rise in commodity prices and signs of broader global economic expansion. In Financials, EM bank stocks, which were among those most battered by the virus during much of 2020, rose sharply. Stocks of companies that have benefited the most from the pandemic environment in the Information Technology (IT) sector also continued to enjoy strong gains, led by semiconductor and other hardware manufacturers. Consumer Discretionary was the only sector in the index to decline, weighed down by index heavyweight Alibaba and its regulatory woes.

Performance Attribution

The Portfolio modestly underperformed the index in the first half of the fiscal year largely due to holdings in IT. Shares of Taiwanese mobile-device lens manufacturer Largan Precision were pressured by continued dampened demand due to the COVID-19 outbreak and the US sanctions on Chinese smartphone maker Huawei (a large customer). The impact of the global chip shortage on smartphone production has also been a concern. Another

38

Performance (% total return)

	For periods ended March 31, 2021			For periods ended April 30, 2021

	1 Year	3 Years	Since Inception*	1 Year	3 Years	Since Inception*

Emerging Markets Research Portfolio – Institutional Class	57.64	5.68	12.67	46.01	6.85	12.59

MSCI Emerging + Frontier Markets Index	58.09	6.35	13.21	48.55	7.42	13.59

Returns are annualized for periods greater than 1 year. *Inception date: December 19, 2016.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com.

smartphone-component manufacturer, AAC Technologies, was a detractor on worries about rising competition in its core business making speakers and microphones. Relative returns were also hurt by the Portfolio’s underweights to IT and the top-performing Materials sector and an overweight in Consumer Staples.

Strong stocks in Consumer Staples and Consumer Discretionary were helpful, as was our underweight in the latter. In Staples, the re-mobilization of consumers in Latin America helped to revive the shares of two beverage businesses: Mexico’s FEMSA and Brazil’s Ambev. In Discretionary, duty-free retailer China Tourism Group Duty Free has enjoyed strong sales growth for its stores on the resort island of Hainan.

By geography, the key detractors included South Korean consumer-products company LG Household & Health Care, a Consumer Staples stock that lagged its local tech-heavy market. In India, shares of Hero Motocorp were hurt by concerns about the impact on automobile demand of the country’s intensifying new wave of COVID-19 cases. The Portfolio’s cash also dampened performance versus the index. Good stocks (FEMSA) and an overweight in Mexico were helpful.

Perspective and Outlook

Even as humanity continues its determined battle to contain the coronavirus, the longer-term threat facing our species from climate change is capturing increasing attention. The shift to electric vehicles (EVs) undeniably represents a growth opportunity for investors, particularly in China given its massive addressable market and the government’s new commitment to achieve carbon neutrality by 2060. In recent years, a plethora of companies have sought to capitalize on EV growth in China, including foreign automakers, who have laid out aggressive plans to build out EV capabilities, many through partnerships and joint ventures with Chinese firms. The existence of a growing market, however, by no means guarantees that EV makers themselves will be solid long-term investments.

A major challenge for EV makers is the specter of even more competitors entering the scene. The legacy, ICE-based automobile industry has enjoyed high barriers to entry due to the massive fixed capital required to produce engines, giving rise to enormous economies of scale, and the fact that trust based on brand reputation is important in consumer purchase decisions. The manufacturing process for EVs is significantly less complex and key components can be outsourced, presenting a low barrier to entry, as evidenced by the growing number of consumer and technology brands developing their own EVs, including Apple, and China’s internet giant Baidu and smartphone maker Xiaomi.

Amid the increasingly crowded field, achieving stand-alone dominance in EV manufacturing will likely require a company to achieve (and maintain) the automobile equivalent of the iPhone: a uniquely attractive combination of hardware, software, and aesthetics. Tesla has come as close as any company to hitting on all three, but whether its edge can prevail is an open question. The software domain would appear to provide the most scope for enduring differentiation, but we think a single EV-maker is less likely to win out here than a software/systems specialist, such as China’s Waymo or Baidu, that will partner with multiple manufacturers to achieve scale.

Tesla has enviable first-mover advantage in hardware and some aspects of software, with its revered user interface. We think it’s likely, however, that as the diversity of customer preferences are revealed, others will challenge Tesla for leadership in certain areas, be it drive-ability, style, or entertainment.

We can only speculate about how the EV industry will ultimately shake out. This lack of fundamental foresight makes us wary of predicting long-term winners among today’s brands, though we will continue to watch for companies that offer sufficient quality characteristics and durable growth potential. In the meantime, we have chosen to gain exposure to the EV growth opportunity through other ways very much aligned with our focus on quality-growth companies. In common with all other industries, our goal with respect to EVs is to invest in firms that offer predictable growth in their core businesses augmented by new growth opportunities

39

exploitable by farsighted management. Indeed, we already have three EV-related holdings that fit this something-old/ something-new profile:

Hon Hai Precision

Hon Hai Precision, also known as Foxconn, is the world’s leading provider of electronics manufacturing services (EMS), producing such iconic products such as the iPhone, Kindle, and PlayStation. With its expertise in hardware and software, combined with its massive scale and powerful supply chain management, Hon Hai offers its clients unrivaled speed-to-market at large scale and low cost. Its assembly capabilities are augmented by its ability to make certain components, such as iPhone casings, itself, from scratch. This reduces Hon Hai’s costs and allows it to make larger investments in research and development than smaller competitors.

One of Hon Hai’s recent growth initiatives has been entering the automotive industry, specifically EVs. It already offers a thousand EV components and counts Tesla among its customers. Hon Hai is an attractive supplier to EV manufacturers because of its expertise in the production of light metal structural parts, its experience in managing complex supply chains, and its expertise in products that integrate software with hardware (Exhibit A: the iPhone). Hon Hai has already designed a chassis and mapped out a production schedule for new models for three brands in 2022. Hon Hai is also building its own hardware and software “open platform,” called MIH. With contributions from Hon Hai’s partners and third-party developers, MIH promises EV-makers a way to reduce up-front development costs, shorten vehicle development time, and facilitate mass production. MIH has already attracted customers such as Chinese automaker Geely, Italy’s Fiat, and US-based Fisker. While it is still early days in EV at Hon Hai, it is targeting a 10% share of what it estimates will be a US$500 billion market by 2025.

WEG

WEG is one of Brazil’s leading industrial companies, manufacturing a broad range of electrical equipment for the global market. WEG earns most of its revenues abroad and has been making considerable capital expenditures to bring the same high level of vertical integration it enjoys inside Brazil to its manufacturing plants in Mexico, China, and elsewhere. These investments should improve WEG’s cost structure, global market share, and margins. Against the backdrop of the rotten Brazilian economy of recent years, WEG has managed to grow consistently and generate high returns on capital.

WEG’s management has shown commendable foresight in steering the company towards growth opportunities in adjacent business. Its initiatives include developing electric traction systems for buses, trains, and other modes of transport. In 2019, WEG stepped up its activity in this segment by becoming a key part of the VW-coordinated “e-Consortium” focused on developing electrical mobility in Brazil. WEG supplies the powertrain system globally for all VW electric delivery trucks and also makes the motors to power the air conditioning and other auxiliary systems. WEG’s initiatives in electric mobility are currently just a small part of the company’s many climate-related growth opportunities. The company has a larger wind and solar energy business, for example, that includes manufacturing solar energy kits for home use that have been gaining popularity in many markets.

Silergy

A new holding this period is Silergy, a Taiwan-listed manufacturer of power-management integrated circuits (PMIC) used in a range of electronics, from computer tablets to industrial robots. The company’s design and manufacturing platform is highly integrated: it operates its own chip fabrication (“fab”) facilities, which enables the company to stay a step ahead of competitors. The company has steadily increased its share of the PMIC market and enjoyed about

Portfolio Positioning (%) at April 30, 2021

Country/Region	Portfolio	Benchmark	[1]

Brazil	5.1	4.6

China + Hong Kong[2]	37.2	37.2

India	4.6	9.3

Mexico	5.5	1.7

Russia	4.3	3.0

South Africa	1.0	3.7

South Korea	8.4	13.3

Taiwan	8.5	14.4

Small Emerging Markets[3]	18.5	11.9

Frontier Markets[4]	5.8	0.9

Cash	1.1	–

Sector	Portfolio	Benchmark	[1]

Communication Services	9.4	11.7

Consumer Discretionary	16.5	17.2

Consumer Staples	14.9	5.6

Energy	5.8	4.7

Financials	20.6	18.1

Health Care	6.2	4.7

Industrials	6.5	4.4

Information Technology	13.8	21.0

Materials	2.3	8.6

Real Estate	1.2	2.1

Utilities	1.7	1.9

Cash	1.1	–

1MSCI Emerging + Frontier Markets Index; 2The Emerging Markets Research Portfolio’s end weight in China at April 30, 2021 is 37.2% and Hong Kong is 0.0%. The Benchmark does not include Hong Kong; 3Includes the remaining emerging markets which, individually, comprise less than 5% of the index; 4Includes emerging markets or frontier markets companies listed in developed markets.

40

a 15% cumulative annual growth rate of revenues and profits over the last five years.

Silergy has been investing for years in R&D to produce PMICs suitable for automotive applications. The recent chip shortage has prompted automakers to expand their suppliers of PMICs, presenting an opportunity for Silergy to enter the highly competitive supply chain. Silergy’s automotive-related revenues will likely exceed 5% of sales in 2021 and could double next year. Management has been vocal about its attractive near-term opportunities in telematics, infotainment, advanced driver-assistance systems, and LED lighting.

Portfolio Highlights

The Emerging Markets Equity Research Portfolio’s holdings are directly determined by analysts’ recommendations among Harding Loevner’s collection of researched companies. During the six-month period ended April 30, 2021, our analysts recommended buying 23 companies and selling 17. One of our associate analysts, Samuel Hosseini, was promoted to analyst, making his recommended purchases, including a number of small cap companies, newly eligible for the Portfolio. Owing to this and other recent promotions and the ongoing expansion of our small cap coverage, the number of emerging markets small companies in the Portfolio’s opportunity set has increased in recent quarters. We ended the six-month period with 131 holdings in the Portfolio, an increase of eight from the beginning, driven by upgrades and new companies added to our research universe. In this period portfolio exposure to the Energy and Health Care sectors increased the most, while exposure to Consumer Staples fell the most. By country, exposure to China and small emerging markets increased the most while exposure to India fell.

Insofar as the relative valuations of many of our buy-rated small-cap stocks have resembled those of some of the most stretched areas of the broader market, we decided to implement new portfolio construction rules to manage this valuation risk. Companies below US$3 billion in market cap are now allowed in the Portfolio only if they exhibit cheap relative valuations. We use our proprietary value rankings for this purpose, getting rid of the most-expensive half of our small cap companies among the pool of analyst-recommended stocks, while retaining or purchasing cheaper ones. We also made additions and trims to holdings as part of a new emphasis on reducing the valuation risk of our large-company holdings. The net impact of these changes was that the Portfolio now looks quite a bit less expensive than previously.

In Energy, we added to several companies that had cheap valuations and improving prospects due to rising oil prices. These included Russia-based oil giant Lukoil, Colombian integrated oil and gas company Ecopetrol, and Romanian natural gas producer Romgaz.

In Health Care, we purchased Mouwasat Medical Services, which owns a portfolio of high-quality hospitals in Saudi Arabia that

Top Ten Holdings by Weight at April 30, 2021
Company	Sector	Country	%

Walmart de México	Cons Staples	Mexico	2.1

Midea Group	Cons Discretionary	China	2.0

CSPC Pharmaceutical Group	Health Care	China	2.0

FEMSA	Cons Staples	Mexico	2.0

Samsung Electronics	Info Technology	South Korea	2.0

Gree Electric	Cons Discretionary	China	2.0

Hon Hai Precision	Info Technology	Taiwan	2.0

TSMC	Info Technology	Taiwan	1.9

NCSoft	Comm Services	South Korea	1.9

Ping An Insurance	Financials	China	1.8

are the preferred health care option for many of the country’s largest employers. The company has been gaining market share from overcrowded and inefficient government hospitals and is well positioned to benefit from Saudi health care spending that is projected to grow from US$46 billion in 2019 to US$160 billion by 2031. We also added to China’s CSPC Pharmaceutical Group, whose shares look attractively valued relative to those of other Chinese companies. CSPC manufactures and distributes pharmaceutical products and invests heavily in R&D, supporting a strong pipeline of innovative treatments.

We reduced exposure to Consumer Staples, including trimming Godrej, an Indian personal and household care company, and Amorepacific, a South Korean cosmetics company, due to relatively expensive valuations.

We increased our exposure to China through additions to CSPC Pharmaceutical, Gree Electric, Ping An Insurance, home-appliance manufacturer Midea, online job-search platform 51job, and AAC Technologies. Our analysts’ fair value estimates indicated that all looked cheap on relative valuation. We also made several new purchases in China including Baidu, China’s leading internet search operator, after shares fells along with the general sell-off in Chinese IT sparked by increased regulatory pressures. Given Baidu’s business fundamentals remained strong, our analyst saw this as a good chance to buy at a reasonable valuation. We also made purchases of several new Chinese companies that were added to our coverage: YonYou Network Technology, a software developer and distributor; Country Garden Services, a property management company; Sangfor, a cybersecurity software and cloud computing provider; and Hefei Meyer, an optical inspection and sorting systems maker. The latter is one of the first companies recommended by Lee Gao, a new China analyst hired at the end of 2020 who is helping expand our coverage with more companies that meet our high-quality, durable-growth criteria.

The Portfolio’s weight in India fell due to a number of sales and trims due to valuation concerns, including HDFC Bank and its parent HDFC Corp. We also trimmed Godrej, Asian Paints, and IT consulting firm Tata Consultancy.

41

Disclosures

The Portfolios invest in foreign securities, which will involve greater volatility and political, economic, and currency risks and differences in accounting methods. They also invest in emerging markets, which involve unique risks, such as exposure to economies less diverse and mature than the US or other more established foreign markets. Economic and political instability may cause larger price changes in emerging markets securities than other foreign securities.

Investments in small- and mid-cap companies involve additional risks such as limited liquidity and greater volatility.

Diversification does not guarantee a profit or prevent a loss in a declining market.

Long-term earnings growth and earnings per share growth are not a forecast of the Portfolios’ future performance.

The value of securities may fluctuate in response to various factors including, but not limited to, public health risks; these may be magnified if conditions and events adversely impact the global economy.

Companies held in the Portfolios during the first half of the fiscal year appear in bold type; only the first reference to a particular holding appears in bold. The Portfolios are actively managed; therefore holdings shown may not be current. Portfolio holdings and top ten holdings should not be considered recommendations to buy or sell any security. Please refer to the Portfolios of Investments in this report for complete Portfolio holdings. Current and future Portfolio holdings are subject to risk.

While the Portfolios have no sales charge, management fees and other expenses still apply. Please see the Prospectus for further details.

Sector & Geographic Exposure data is sourced from: Northern Trust, Harding Loevner Funds Portfolios, and MSCI Barra.

Expense Ratios: Differences may exist between the commentary data and similar information reported in the financial statements due to timing differences. Unless otherwise stated, the expense ratios presented are shown as of the most recent Prospectus date, February 28, 2021.

Five year average turnover data is calculated using a simple average of annual turnover figures for the past five fiscal years. These annual turnover figures utilize purchase, sales, and market value data which is not reflective of adjustments required pursuant to Generally Accepted Accounting Principles (GAAP). Accordingly, differences may exist between this data and similar information reported in the financial statements.

Quasar Distributors, LLC, Distributor.

Index Definitions

The MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The Index consists of 49 developed and emerging market countries. Net dividends reinvested.

The MSCI All Country World ex-US Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the US. The Index consists of 48 developed and emerging market countries. Net dividends reinvested.

The MSCI All Country World ex-US Small Cap Index is a free-float market capitalization index that is designed to measure small cap developed and emerging market equity performance. The Index consists of 48 developed and emerging markets countries and targets companies within a market capitalization range of USD 94-14,460 million (as of March 31, 2020) in terms of the companies’ full market capitalization. Net dividends reinvested.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Index consists of 26 emerging market countries. Net dividends reinvested.

The MSCI China All Shares Index is a free float-adjusted market capitalization index that is designed to reflect an opportunity set capturing large and mid-cap China share classes listed in Hong Kong, Shanghai, Shenzhen, and outside of China.

The MSCI Emerging + Frontier Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets and frontier markets. The Index consists of 26 emerging markets countries and 28 frontier markets countries. Net dividends reinvested.

The MSCI Frontier Emerging Markets Index is a free float-adjusted market capitalization index designed to measure equity market performance in all countries from the MSCI Frontier Markets Index and the lower size spectrum of the MSCI Emerging Markets Index. The Index consists of 28 frontier markets and 6 emerging markets. Net dividends reinvested.

The S&P 500 Index is an unmanaged index commonly used to measure performance of US stocks.

You cannot invest directly in these Indexes.

Term Definitions

Alpha is a measure a measure of risk-adjusted return.

Basis points are a common measurement used chiefly for interest rates and other percentages in finance. A basis point is one hundredth of one percent.

Dividend yield is the annual dividends per share divided by current price per share, expressed as a percent.

Economies of scale is the cost advantage that arises with increased output of a product.

Gross Domestic Product (GDP) is the monetary value of all finished goods and services produced within a country’s borders in a specific time period (usually calculated on an annual basis).

Market Capitalization is the total dollar market value of all of a company’s outstanding shares.

Return on Capital (ROC) is a calculation used to assess a company’s efficiency at allocating the capital under its control to profitable investments.

Sharpe Ratio is the return over the risk-free rate per unit of risk.

Tracking Error is a measure of how closely a portfolio follows the index to which it is benchmarked.

Turnover is calculated by dividing the lesser of Purchases or Sales by Average Capital.

42

Global Equity Portfolio	Institutional Emerging Markets Portfolio	Global Equity Research Portfolio

International Equity Portfolio	Emerging Markets Portfolio	International Equity Research Portfolio

International Small Companies Portfolio	Frontier Emerging Markets Portfolio	Emerging Markets Research Portfolio

Chinese Equity Portfolio

Harding, Loevner Funds, Inc.

For use only when preceded or accompanied by a prospectus. Read the prospectus carefully before you invest or send money.

Harding, Loevner Funds, Inc.

Expense Example

April 30, 2021 (unaudited)

As a shareholder of a Harding Loevner Portfolio, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended April 30, 2021.

Actual Expenses

The first line under each Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Portfolio under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line under each Portfolio in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Portfolio	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Annualized Expense Ratio	Expenses Paid During Period* (November 1, 2020 to April 30, 2021)
Global Equity Portfolio — Institutional Class
Actual	$1,000.00	$1,240.50	0.89%	$4.94
Hypothetical (5% annual return before expenses)	1,000.00	1,020.38	0.89	4.46
Global Equity Portfolio — Institutional Class Z
Actual	1,000.00	1,240.80	0.80	4.44
Hypothetical (5% annual return before expenses)	1,000.00	1,020.83	0.80	4.01
Global Equity Portfolio — Advisor Class
Actual	1,000.00	1,239.00	1.10	6.11
Hypothetical (5% annual return before expenses)	1,000.00	1,019.34	1.10	5.51
International Equity Portfolio — Institutional Class
Actual	1,000.00	1,242.60	0.80	4.45
Hypothetical (5% annual return before expenses)	1,000.00	1,020.83	0.80	4.01
International Equity Portfolio — Institutional Class Z
Actual	1,000.00	1,243.00	0.72	4.00
Hypothetical (5% annual return before expenses)	1,000.00	1,021.22	0.72	3.61
International Equity Portfolio — Investor Class
Actual	1,000.00	1,241.10	1.12	6.22
Hypothetical (5% annual return before expenses)	1,000.00	1,019.24	1.12	5.61
International Small Companies Portfolio — Institutional Class
Actual	1,000.00	1,222.90	1.15	6.34
Hypothetical (5% annual return before expenses)	1,000.00	1,019.09	1.15	5.76

* Expenses are calculated using each Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

Harding, Loevner Funds, Inc.

Expense Example (continued)

April 30, 2021 (unaudited)

Portfolio	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Annualized Expense Ratio	Expenses Paid During Period* (November 1, 2020 to April 30, 2021)
International Small Companies Portfolio — Investor Class
Actual	$1,000.00	$1,221.60	1.40%	$7.71
Hypothetical (5% annual return before expenses)	1,000.00	1,017.85	1.40	7.00
Institutional Emerging Markets Portfolio — Institutional Class
Actual	1,000.00	1,250.50	1.17	6.53
Hypothetical (5% annual return before expenses)	1,000.00	1,018.99	1.17	5.86
Institutional Emerging Markets Portfolio — Institutional Class Z
Actual	1,000.00	1,251.20	1.11	6.20
Hypothetical (5% annual return before expenses)	1,000.00	1,019.29	1.11	5.56
Emerging Markets Portfolio — Advisor Class
Actual	1,000.00	1,249.70	1.32	7.36
Hypothetical (5% annual return before expenses)	1,000.00	1,018.25	1.32	6.61
Frontier Emerging Markets Portfolio — Institutional Class I
Actual	1,000.00	1,167.60	1.60	8.60
Hypothetical (5% annual return before expenses)	1,000.00	1,016.86	1.60	8.00
Frontier Emerging Markets Portfolio — Institutional Class II
Actual	1,000.00	1,169.60	1.35	7.26
Hypothetical (5% annual return before expenses)	1,000.00	1,018.10	1.35	6.76
Frontier Emerging Markets Portfolio — Investor Class
Actual	1,000.00	1,164.40	2.00	10.73
Hypothetical (5% annual return before expenses)	1,000.00	1,014.88	2.00	9.99
Global Equity Research Portfolio — Institutional Class
Actual	1,000.00	1,260.50	0.80	4.48
Hypothetical (5% annual return before expenses)	1,000.00	1,020.83	0.80	4.01
International Equity Research Portfolio — Institutional Class
Actual	1,000.00	1,246.00	0.75	4.18
Hypothetical (5% annual return before expenses)	1,000.00	1,021.08	0.75	3.76
Emerging Markets Research Portfolio — Institutional Class
Actual	1,000.00	1,221.70	1.15	6.33
Hypothetical (5% annual return before expenses)	1,000.00	1,019.09	1.15	5.76
Chinese Equity Portfolio — Institutional Class
Actual	1,000.00	1,072.00	1.15	4.41
Hypothetical (5% annual return before expenses)	1,000.00	1,019.08	1.15	5.76

* Expenses are calculated using each Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

Harding, Loevner Funds, Inc.

Global Equity Portfolio

Portfolio of Investments

April 30, 2021 (unaudited)

	Shares	Value
COMMON STOCKS - 98.6%

Australia - 0.5%

Xero Ltd. (Software & Services)*†	84,288	$9,135,784

Brazil - 1.0%

B3 SA - Brasil Bolsa Balcao (Diversified Financials)	1,761,200	16,697,527

China - 8.5%

Alibaba Group Holding Ltd. (Retailing)*†	628,520	18,156,412

Country Garden Services Holdings Co., Ltd. (Commercial & Professional Services)†	2,605,000	27,223,519

ENN Energy Holdings Ltd. (Utilities)†	516,000	8,784,984

NetEase Inc. (Media & Entertainment)†	871,900	19,503,107

Tencent Holdings Ltd. (Media & Entertainment)†	317,300	25,375,452

Trip.com Group Ltd. (Retailing)*	232,052	9,195,148

Trip.com Group Ltd. - ADR (Retailing)*	232,052	9,068,592

Wuxi Biologics Cayman Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*^†	2,030,000	28,474,400

		145,781,614

Denmark - 0.8%

Genmab A/S (Pharmaceuticals, Biotechnology & Life Sciences)*†	37,319	13,767,998

Finland - 0.9%

Neste OYJ (Energy)†	260,476	15,804,198

France - 2.2%

L’Oreal SA (Household & Personal Products)†	42,109	17,293,762

Schneider Electric SE (Capital Goods)†	123,526	19,749,570

		37,043,332

Germany - 1.3%

TeamViewer AG (Software & Services)*^†	463,308	22,031,586

Hong Kong - 1.2%

AIA Group Ltd. (Insurance)†	1,604,405	20,395,789

India - 1.2%

HDFC Bank Ltd. - ADR (Banks)*	304,039	21,367,861

Indonesia - 1.1%

Bank Central Asia Tbk PT (Banks)†	8,191,454	18,122,944

	Shares	Value
COMMON STOCKS - 98.6% (continued)

Japan - 3.2%

Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	340,300	$12,786,203

Keyence Corp. (Technology Hardware & Equipment)†	30,204	14,526,437

MISUMI Group Inc. (Capital Goods)†	224,000	6,315,366

Sysmex Corp. (Health Care Equipment & Services)†	202,565	20,257,550

		53,885,556

Netherlands - 2.4%

Adyen NV (Software & Services)*^†	7,439	18,266,614

ASML Holding NV, Reg S (Semiconductors & Semiconductor Equipment)	34,809	22,559,713

		40,826,327

Poland - 0.9%

CD Projekt SA (Media & Entertainment)*†	323,001	14,815,516

Singapore - 1.2%

DBS Group Holdings Ltd. (Banks)†	892,683	20,076,044

South Korea - 1.1%

Samsung Electronics Co., Ltd. - GDR, Reg S (Technology Hardware & Equipment)†	10,623	19,329,278

Sweden - 1.6%

Atlas Copco AB, Class A (Capital Goods)†	290,406	17,604,235

Epiroc AB, Class A (Capital Goods)†	427,261	9,263,245
		26,867,480

Switzerland - 2.9%

Alcon Inc. (Health Care Equipment & Services)*	261,238	19,705,183

Roche Holding AG, Genusschein (Pharmaceuticals, Biotechnology & Life Sciences)†	59,583	19,412,708

VAT Group AG (Capital Goods)^†	36,954	10,584,067

		49,701,958

Taiwan - 1.1%

Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	569,000	12,330,122

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Portfolio

Portfolio of Investments (continued)

April 30, 2021 (unaudited)

	Shares	Value
COMMON STOCKS - 98.6% (continued)

Taiwan - 1.1% (continued)

Taiwan Semiconductor Manufacturing Co., Ltd. - Sponsored ADR (Semiconductors & Semiconductor Equipment)	61,071	$7,129,428

		19,459,550

United Kingdom - 1.6%

Abcam plc (Pharmaceuticals, Biotechnology & Life Sciences)*†	962,912	20,396,383

Spirax-Sarco Engineering plc (Capital Goods)†	47,680	7,778,456

		28,174,839

United States - 63.9%

Accenture plc, Class A (Software & Services)	62,697	18,180,249

Adobe Inc. (Software & Services)*	62,247	31,642,640

Align Technology Inc. (Health Care Equipment & Services)*	50,552	30,105,233

Alphabet Inc., Class A (Media & Entertainment)*	25,812	60,748,542

Amazon.com Inc. (Retailing)*	15,847	54,948,205

AMETEK Inc. (Capital Goods)	129,235	17,437,678

Apple Inc. (Technology Hardware & Equipment)	133,698	17,575,939

CME Group Inc. (Diversified Financials)	201,343	40,669,273

Danaher Corp. (Health Care Equipment & Services)	63,424	16,105,891

Deere & Co. (Capital Goods)	126,536	46,925,876

eBay Inc. (Retailing)	420,402	23,454,228

Edwards Lifesciences Corp. (Health Care Equipment & Services)*	181,171	17,305,454

EPAM Systems Inc. (Software & Services)*	56,088	25,674,282

Estee Lauder Cos., Inc., Class A (Household & Personal Products)	64,150	20,130,270

Etsy Inc. (Retailing)*	92,385	18,365,214

Facebook Inc., Class A (Media & Entertainment)*	135,705	44,114,981

First Republic Bank (Banks)	346,495	63,491,744

Illumina Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	115,740	45,467,300

Intuitive Surgical Inc. (Health Care Equipment & Services)*	19,688	17,030,120

IQVIA Holdings Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	67,749	15,900,013

	Shares	Value
COMMON STOCKS - 98.6% (continued)

United States - 63.9% (continued)

Mastercard Inc., Class A (Software & Services)	41,660	$15,916,620

Microsoft Corp. (Software & Services)	139,857	35,269,138

NIKE Inc., Class B (Consumer Durables & Apparel)	239,993	31,827,872

NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	35,051	21,043,919

PayPal Holdings Inc. (Software & Services)*	170,618	44,751,395

Roper Technologies Inc. (Capital Goods)	32,871	14,674,929

salesforce.com Inc. (Software & Services)*	73,112	16,839,156

Schlumberger NV (Energy)	752,330	20,350,526

SVB Financial Group (Banks)*	114,114	65,253,809

Synopsys Inc. (Software & Services)*	82,904	20,482,262

Thermo Fisher Scientific Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	47,853	22,501,916

Trade Desk Inc., Class A (Software & Services)*	23,840	17,386,750

Tradeweb Markets Inc., Class A (Diversified Financials)	242,415	19,703,491

UnitedHealth Group Inc. (Health Care Equipment & Services)	49,272	19,649,674

Verisk Analytics Inc. (Commercial & Professional Services)	74,358	13,994,176

Vertex Pharmaceuticals Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	162,867	35,537,579

VF Corp. (Consumer Durables & Apparel)	180,894	15,857,168

Walt Disney Co. (Media & Entertainment)*	97,367	18,112,209

Workday Inc., Class A (Software & Services)*	67,991	16,793,777

		1,091,219,498

Total Common Stocks (Cost $1,175,290,111)		$1,684,504,679

SHORT TERM INVESTMENTS - 0.7%

Northern Institutional Funds - Treasury Portfolio (Premier Shares), 0.01% (Money Market Funds)	11,641,172	11,641,172

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Portfolio

Portfolio of Investments (continued)

April 30, 2021 (unaudited)

Shares	Value
SHORT TERM INVESTMENTS - 0.7% (continued)

Total Short Term Investments (Cost $11,641,172)	$11,641,172

Total Investments - 99.3%

(Cost $1,186,931,283)	$1,696,145,851

Other Assets Less Liabilities - 0.7%	12,213,831

Net Assets - 100.0%	$1,708,359,682

Summary of Abbreviations

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.
†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.
^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 4.6% of net assets as of April 30, 2021, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

Industry	Percentage of Net Assets

Banks	11.0%

Capital Goods	8.8

Commercial & Professional Services	2.4

Consumer Durables & Apparel	2.8

Diversified Financials	4.5

Energy	2.1

Health Care Equipment & Services	8.2

Household & Personal Products	2.2

Insurance	1.2

Media & Entertainment	10.7

Pharmaceuticals, Biotechnology & Life Sciences	12.6

Retailing	7.8

Semiconductors & Semiconductor Equipment	3.7

Software & Services	17.1

Technology Hardware & Equipment	3.0

Utilities	0.5

Money Market Fund	0.7

Total Investments	99.3

Other Assets Less Liabilities	0.7

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Portfolio

Portfolio of Investments

April 30, 2021 (unaudited)

	Shares	Value
COMMON STOCKS - 93.7%

Australia - 3.0%

BHP Group Ltd. - Sponsored ADR (Materials)	8,309,798	$604,620,903

Brazil - 1.0%

Ambev SA - ADR (Food Beverage & Tobacco)	75,457,476	209,771,783

Canada - 1.9%

Alimentation Couche-Tard Inc., Class B (Food & Staples Retailing)	5,637,300	191,021,067

Canadian National Railway Co. (Transportation)	1,811,376	194,994,627

		386,015,694

China - 7.5%

Alibaba Group Holding Ltd. - Sponsored ADR (Retailing)*	1,396,255	322,465,092

CSPC Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	161,690,000	200,060,779

ENN Energy Holdings Ltd. (Utilities)†	11,602,000	197,525,942

Ping An Insurance Group Co. of China Ltd., Class H (Insurance)†	25,369,500	277,186,211

Tencent Holdings Ltd. (Media & Entertainment)†	6,711,000	536,699,212

		1,533,937,236

Denmark - 1.0%

Novozymes A/S, Class B (Materials)†	2,811,959	200,026,486

France - 8.1%

Air Liquide SA (Materials)†	1,144,768	192,813,818

Dassault Systemes SE (Software & Services)†	1,158,181	268,600,622

L’Oreal SA (Household & Personal Products)†	1,618,234	664,593,192

Schneider Electric SE (Capital Goods)†	3,316,274	530,212,141

		1,656,219,773

Germany - 9.5%

Allianz SE, Reg S (Insurance)†	1,993,788	518,713,011

Infineon Technologies AG (Semiconductors & Semiconductor Equipment)†	20,712,463	836,437,709

SAP SE - Sponsored ADR (Software & Services)	2,172,176	303,974,309

Symrise AG (Materials)†	2,244,605	289,899,868

		1,949,024,897

Hong Kong - 3.2%

AIA Group Ltd. (Insurance)†	51,300,074	652,145,490

India - 2.7%

HDFC Bank Ltd. - ADR (Banks)*	3,593,245	252,533,259

	Shares	Value
COMMON STOCKS - 93.7% (continued)

India - 2.7% (continued)

ICICI Bank Ltd. - Sponsored ADR (Banks)*	18,134,554	$295,593,230

		548,126,489

Indonesia - 0.9%

Telkom Indonesia Persero Tbk PT (Telecommunication Services)†	863,876,711	190,977,646

Israel - 1.2%

Check Point Software Technologies Ltd. (Software & Services)*	2,121,208	247,778,307

Japan - 12.9%

Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	8,063,700	302,980,023

FANUC Corp. (Capital Goods)†	813,500	187,561,173

Keyence Corp. (Technology Hardware & Equipment)†	847,654	407,674,213

Komatsu Ltd. (Capital Goods)†	9,897,900	290,513,402

Kubota Corp. (Capital Goods)†	15,601,600	367,080,657

Nitori Holdings Co., Ltd. (Retailing)†	1,012,700	181,500,496

Shionogi & Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	4,687,700	246,612,755

Sysmex Corp. (Health Care Equipment & Services)†	2,856,907	285,705,513

Unicharm Corp. (Household & Personal Products)†	9,470,700	367,029,560

		2,636,657,792

Mexico - 1.0%

Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	2,756,297	213,613,018

Netherlands - 3.1%

Adyen NV (Software & Services)*^†	258,864	635,645,758

Russia - 2.4%

LUKOIL PJSC - Sponsored ADR (Energy)	4,195,472	324,058,257

Yandex NV, Class A (Media & Entertainment)*	2,558,460	167,707,053

		491,765,310

Singapore - 2.4%

DBS Group Holdings Ltd. (Banks)†	21,821,008	490,744,769

South Korea - 1.9%

Samsung Electronics Co., Ltd. - GDR, Reg S (Technology Hardware & Equipment)†	207,896	378,281,053

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Portfolio

Portfolio of Investments (continued)

April 30, 2021 (unaudited)

	Shares	Value
COMMON STOCKS - 93.7% (continued)

Spain - 1.3%

Banco Bilbao Vizcaya Argentaria SA (Banks)*†	47,251,374	$264,762,848

Sweden - 7.4%

Alfa Laval AB (Capital Goods)†	9,040,116	307,013,919

Atlas Copco AB, Class A (Capital Goods)†	11,963,400	725,214,003

Epiroc AB, Class A (Capital Goods)†	13,888,114	301,101,683

Skandinaviska Enskilda Banken AB, Class A (Banks)†	14,290,925	183,369,164

		1,516,698,769

Switzerland - 10.1%

Alcon Inc. (Health Care Equipment & Services)*	3,947,339	297,747,781

Lonza Group AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)†	633,076	402,846,709

Nestle SA - Sponsored ADR (Food Beverage & Tobacco)	3,263,965	390,141,736

Roche Holding AG, Genusschein (Pharmaceuticals, Biotechnology & Life Sciences)†	1,559,219	508,008,386

SGS SA, Reg S (Commercial & Professional Services)†	59,686	176,778,449

Sonova Holding AG, Reg S (Health Care Equipment & Services)*†	961,686	284,660,501

		2,060,183,562

Taiwan - 3.7%

Taiwan Semiconductor Manufacturing Co., Ltd. - Sponsored ADR (Semiconductors & Semiconductor Equipment)	6,468,244	755,102,805

United Kingdom - 6.5%

Diageo plc (Food Beverage & Tobacco)†	4,925,120	221,093,017

Rio Tinto plc (Materials)†	5,525,335	464,356,939

Royal Dutch Shell plc, Class B (Energy)†	12,751,393	228,316,913

Standard Chartered plc (Banks)†	21,467,594	154,085,826

Unilever plc (Household & Personal Products)†	4,308,809	252,644,846

		1,320,497,541

United States - 1.0%

Linde plc (Materials)†	742,389	212,579,777

Total Common Stocks (Cost $11,920,132,533)		$19,155,177,706

	Shares	Value
PREFERRED STOCKS - 3.9%

Brazil - 1.3%

Itau Unibanco Holding SA - Sponsored ADR, 0.62% (Banks)+	52,334,093	$261,670,465

Germany - 0.5%

FUCHS PETROLUB SE, 2.26% (Materials)+†	1,891,182	100,930,529

South Korea - 2.1%

Samsung Electronics Co., Ltd. - GDR, Reg S, 1.94% (Technology Hardware & Equipment)+†	259,535	428,923,489

Total Preferred Stocks (Cost $461,921,002)		$791,524,483

SHORT TERM INVESTMENTS - 2.2%

Northern Institutional Funds - Treasury Portfolio (Premier Shares), 0.01% (Money Market Funds)	459,610,526	459,610,526

Total Short Term Investments (Cost $459,610,526)		$459,610,526

Total Investments - 99.8%

(Cost $12,841,664,061)		$20,406,312,715

Other Assets Less Liabilities - 0.2%		33,373,449

Net Assets - 100.0%		$20,439,686,164

Summary of Abbreviations

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.
†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.
^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 3.1% of net assets as of April 30, 2021, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Portfolio

Portfolio of Investments (continued)

April 30, 2021 (unaudited)

Industry	Percentage of Net Assets

Banks	9.3%

Capital Goods	13.3

Commercial & Professional Services	0.9

Energy	2.7

Food & Staples Retailing	0.9

Food Beverage & Tobacco	5.1

Health Care Equipment & Services	4.2

Household & Personal Products	6.3

Insurance	7.1

Materials	10.1

Media & Entertainment	3.4

Pharmaceuticals, Biotechnology & Life Sciences	8.1

Retailing	2.5

Semiconductors & Semiconductor Equipment	7.8

Software & Services	7.1

Technology Hardware & Equipment	5.9

Telecommunication Services	0.9

Transportation	1.0

Utilities	1.0

Money Market Fund	2.2

Total Investments	99.8

Other Assets Less Liabilities	0.2

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Small Companies Portfolio

Portfolio of Investments

April 30, 2021 (unaudited)

	Shares	Value
COMMON STOCKS - 97.0%

Argentina - 1.8%

Globant SA (Software & Services)*	39,941	$9,153,678

Bangladesh - 0.7%

Square Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	1,568,474	3,913,610

Canada - 1.9%

Kinaxis Inc. (Software & Services)*	75,300	9,712,453

China - 1.6%

Haitian International Holdings Ltd. (Capital Goods)†	2,046,000	8,327,720

Denmark - 0.7%

SimCorp A/S (Software & Services)†	26,902	3,552,574

Egypt - 1.5%

Edita Food Industries SAE (Food Beverage & Tobacco)†	9,388,776	4,418,640

Integrated Diagnostics Holdings plc (Health Care Equipment & Services)^†	3,055,449	3,574,067

		7,992,707

Finland - 2.3%

Nokian Renkaat OYJ (Automobiles & Components)†	80,690	3,004,704

Vaisala OYJ, Class A (Technology Hardware & Equipment)†	208,178	8,721,133

		11,725,837

France - 5.2%

Alten SA (Software & Services)*†	84,632	10,589,617

LISI (Capital Goods)*†	123,630	3,990,448

Rubis SCA (Utilities)†	260,618	12,233,061

		26,813,126

Germany - 9.1%

Bechtle AG (Software & Services)†	55,506	11,313,443

FUCHS PETROLUB SE (Materials)†	247,967	10,747,801

KWS Saat SE & Co. KGaA (Food Beverage & Tobacco)†	84,093	7,479,500

Pfeiffer Vacuum Technology AG (Capital Goods)†	21,529	4,176,432

STRATEC SE (Health Care Equipment & Services)†	96,525	13,679,176

		47,396,352

Hong Kong - 0.7%

ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)†	240,100	3,627,067

	Shares	Value
COMMON STOCKS - 97.0% (continued)

India - 3.2%

Max Financial Services Ltd. (Insurance)*†	1,082,412	$13,065,253

SH Kelkar & Co., Ltd. (Materials)^†	1,792,487	3,340,817

		16,406,070

Indonesia - 2.2%

Sarana Menara Nusantara Tbk PT (Telecommunication Services)†	75,638,300	5,960,453

Tower Bersama Infrastructure Tbk PT (Telecommunication Services)†	27,382,400	5,283,746

		11,244,199

Israel - 1.5%

CyberArk Software Ltd. (Software & Services)*	55,388	7,782,014

Italy - 3.0%

Reply SpA (Software & Services)†	113,708	15,444,271

Japan - 12.0%

ABC-Mart Inc. (Retailing)†	28,300	1,513,452

Ariake Japan Co., Ltd. (Food Beverage & Tobacco)†	139,600	8,099,271

BML Inc. (Health Care Equipment & Services)†	114,200	3,957,637

Cosmos Pharmaceutical Corp. (Food & Staples Retailing)†	44,500	6,382,906

Infomart Corp. (Software & Services)†	743,800	6,982,076

JCU Corp. (Materials)†	164,200	5,772,513

MISUMI Group Inc. (Capital Goods)†	69,400	1,956,636

Nihon M&A Center Inc. (Commercial & Professional Services)†	112,200	2,934,633

Pigeon Corp. (Household & Personal Products)†	33,800	1,146,249

Rinnai Corp. (Consumer Durables & Apparel)†	14,900	1,497,607

Rohto Pharmaceutical Co., Ltd. (Household & Personal Products)†	100,100	2,568,310

SMS Co., Ltd. (Commercial & Professional Services)†	289,100	7,898,755

Solasto Corp. (Health Care Equipment & Services)†	259,400	3,376,669

Stanley Electric Co., Ltd. (Automobiles & Components)†	289,700	8,301,961

		62,388,675

Kuwait - 0.9%

Mabanee Co. KPSC (Real Estate)†	1,913,387	4,436,938

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Small Companies Portfolio

Portfolio of Investments (continued)

April 30, 2021 (unaudited)

	Shares	Value
COMMON STOCKS - 97.0% (continued)

Lithuania - 1.4%

Siauliu Bankas AB (Banks)†	10,562,104	$7,477,446

Malaysia - 1.4%

Dialog Group Bhd. (Energy)†	5,193,340	3,851,620

TIME dotCom Bhd. (Telecommunication Services)†	1,042,700	3,530,886

		7,382,506

Mexico - 2.0%

Grupo Herdez SAB de CV (Food Beverage & Tobacco)	2,552,238	5,368,557

Megacable Holdings SAB de CV (Media & Entertainment)	1,319,000	4,825,546

		10,194,103

Netherlands - 1.0%

ASM International NV (Semiconductors & Semiconductor Equipment)†	17,166	5,222,699

Norway - 2.1%

Tomra Systems ASA (Commercial & Professional Services)†	212,995	10,679,031

Peru - 1.0%

Alicorp SAA (Food Beverage & Tobacco)	1,144,581	2,086,445

Ferreycorp SAA (Capital Goods)	6,538,194	3,178,241

		5,264,686

Philippines - 0.2%

Security Bank Corp. (Banks)†	341,640	818,965

Romania - 0.3%

Societatea Nationala de Gaze Naturale ROMGAZ SA (Energy)†	228,007	1,811,316

Saudi Arabia - 1.0%

Jarir Marketing Co. (Retailing)†	99,962	5,305,343

South Africa - 0.6%

Clicks Group Ltd. (Food & Staples Retailing)†	86,974	1,451,767

Discovery Ltd. (Insurance)*†	198,408	1,806,742

		3,258,509

South Korea - 0.2%

Cheil Worldwide Inc. (Media & Entertainment)†	65,335	1,287,652

Spain - 0.9%

Bankinter SA (Banks)†	631,827	3,462,728

Linea Directa Aseguradora SA Cia de Seguros y Reaseguros (Insurance)*	631,827	1,238,171

		4,700,899

Sweden - 3.6%

Intrum AB (Commercial & Professional Services)†	207,116	7,133,241

	Shares	Value
COMMON STOCKS - 97.0% (continued)

Sweden - 3.6% (continued)

Paradox Interactive AB (Media & Entertainment)†	374,191	$8,761,278

Thule Group AB (Consumer Durables & Apparel)^†	65,512	2,983,516

		18,878,035

Switzerland - 3.6%

Bossard Holding AG, Class A, Reg S (Capital Goods)†	28,587	6,869,900

LEM Holding SA, Reg S (Technology Hardware & Equipment)†	4,178	7,822,793

VAT Group AG (Capital Goods)^†	14,336	4,106,002

		18,798,695

Taiwan - 3.4%

Advantech Co., Ltd. (Technology Hardware & Equipment)†	223,645	2,839,461

Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)†	2,345,700	6,474,376

Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	148,909	2,867,305

Silergy Corp. (Semiconductors & Semiconductor Equipment)†	52,000	5,509,360

		17,690,502

Ukraine - 0.8%

Kernel Holding SA (Food Beverage & Tobacco)†	303,203	4,077,523

United Arab Emirates - 0.9%

Agthia Group PJSC (Food Beverage & Tobacco)†	2,869,592	4,919,509

United Kingdom - 19.2%

Abcam plc (Pharmaceuticals, Biotechnology & Life Sciences)*†	546,302	11,571,758

Bank of Georgia Group plc (Banks)*†	169,770	2,396,459

Clarkson plc (Transportation)†	144,805	6,069,191

Cranswick plc (Food Beverage & Tobacco)†	79,949	4,117,845

Dechra Pharmaceuticals plc (Pharmaceuticals, Biotechnology & Life Sciences)†	206,392	11,495,730

Diploma plc (Capital Goods)†	264,139	10,469,069

EMIS Group plc (Health Care Equipment & Services)†	414,940	7,024,435

HomeServe plc (Commercial & Professional Services)†	269,900	4,076,689

Keywords Studios plc (Software & Services)*†	283,932	10,616,837

Network International Holdings plc (Software & Services)*^†	1,360,246	7,887,680

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Small Companies Portfolio

Portfolio of Investments (continued)

April 30, 2021 (unaudited)

	Shares	Value
COMMON STOCKS - 97.0% (continued)

United Kingdom - 19.2% (continued)

Rathbone Brothers plc (Diversified Financials)†	152,318	$3,558,751

Rightmove plc (Media & Entertainment)†	502,301	4,258,501

Senior plc (Capital Goods)*†	5,625,729	8,420,502

YouGov plc (Media & Entertainment)†	534,544	7,824,774

		99,788,221

United States - 0.8%

Core Laboratories NV (Energy)	97,738	2,754,257

Sensata Technologies Holding plc (Capital Goods)*	24,173	1,395,749

		4,150,006

Vietnam - 4.3%

Hoa Phat Group JSC (Materials)†	8,948,601	22,462,753

Total Common Stocks (Cost $350,883,660)		$504,085,690

SHORT TERM INVESTMENTS - 3.1%

Northern Institutional Funds - Treasury Portfolio (Premier Shares), 0.01% (Money Market Funds)	16,277,399	16,277,399

Total Short Term Investments (Cost $16,277,399)		$16,277,399

Total Investments - 100.1%

(Cost $367,161,059)		$520,363,089

Liabilities Less Other Assets - (0.1)%		(520,161)

Net Assets - 100.0%		$519,842,928

Summary of Abbreviations

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.
†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.
^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 4.2% of net assets as of April 30, 2021, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

Industry	Percentage of Net Assets

Automobiles & Components	2.2%

Banks	2.7

Capital Goods	10.2

Commercial & Professional Services	6.3

Consumer Durables & Apparel	1.4

Diversified Financials	0.7

Energy	1.6

Food & Staples Retailing	1.5

Food Beverage & Tobacco	7.8

Health Care Equipment & Services	6.1

Household & Personal Products	0.7

Insurance	3.1

Materials	8.1

Media & Entertainment	5.2

Pharmaceuticals, Biotechnology & Life Sciences	5.2

Real Estate	0.9

Retailing	1.3

Semiconductors & Semiconductor Equipment	4.0

Software & Services	17.9

Technology Hardware & Equipment	3.7

Telecommunication Services	2.8

Transportation	1.2

Utilities	2.4

Money Market Fund	3.1

Total Investments	100.1

Liabilities Less Other Assets	(0.1)

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Institutional Emerging Markets Portfolio

Portfolio of Investments

April 30, 2021 (unaudited)

	Shares	Value
COMMON STOCKS - 94.7%

Brazil - 4.2%

Ambev SA - ADR (Food Beverage & Tobacco)	21,817,090	$60,651,510

B3 SA - Brasil Bolsa Balcao (Diversified Financials)	5,173,800	49,051,592

Cia Brasileira de Distribuicao - ADR (Food & Staples Retailing)	1,301,993	9,660,788

Localiza Rent a Car SA (Transportation)*	5,631,570	66,661,749

Lojas Renner SA (Retailing)	3,797,000	28,239,578

Sendas Distribuidora SA ADR (Food & Staples Retailing)	186,635	2,749,134

Ultrapar Participacoes SA (Energy)	6,647,078	25,831,834

WEG SA (Capital Goods)	6,477,892	41,750,536

		284,596,721

Chile - 0.3%

Banco Santander Chile - ADR (Banks)	822,558	18,293,690

China - 26.9%

51job Inc. - ADR (Commercial & Professional Services)*	600,939	36,987,795

Alibaba Group Holding Ltd. (Retailing)*†	7,049,816	203,652,011

Alibaba Group Holding Ltd. - Sponsored ADR (Retailing)*	458,552	105,902,584

Autohome Inc. - ADR (Media & Entertainment)	253,134	23,473,116

Baidu Inc. - Sponsored ADR (Media & Entertainment)*	150,488	31,652,141

Baidu Inc., Class A (Media & Entertainment)*	1,203,904	31,896,423

China Tourism Group Duty Free Corp., Ltd., Class A (Retailing)†	1,491,200	71,507,646

Country Garden Services Holdings Co., Ltd. (Commercial & Professional Services)†	3,613,504	37,762,877

CSPC Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	69,720,080	86,265,406

ENN Energy Holdings Ltd. (Utilities)†	6,066,200	103,278,044

Fuyao Glass Industry Group Co., Ltd., Class H (Automobiles & Components)^†	11,644,200	67,440,015

Hefei Meiya Optoelectronic Technology Inc., Class A (Capital Goods)†	1,188,781	8,793,764

Jiangsu Hengrui Medicine Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	2,084,100	27,037,380

	Shares	Value
COMMON STOCKS - 94.7% (continued)

China - 26.9% (continued)

Midea Group Co., Ltd., Class A (Consumer Durables & Apparel)†	9,468,264	$117,115,997

New Oriental Education & Technology Group Inc. (Consumer Services)*†	3,100,888	47,664,429

New Oriental Education & Technology Group Inc. - Sponsored ADR (Consumer Services)*	3,100,888	47,319,551

Ping An Insurance Group Co. of China Ltd., Class H (Insurance)†	9,967,000	108,899,071

Sangfor Technologies Inc., Class A (Software & Services)†	836,327	35,298,294

SF Holding Co., Ltd., Class A (Transportation)†	3,104,800	30,840,248

Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	3,875,000	84,783,089

Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	24,174,135	25,999,540

Sunny Optical Technology Group Co., Ltd. (Technology Hardware & Equipment)†	3,331,700	80,393,483

Tencent Holdings Ltd. (Media & Entertainment)†	3,969,500	317,453,065

Wuxi Biologics Cayman Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*^†	5,584,500	78,332,654

ZTO Express Cayman Inc. - ADR (Transportation)	423,746	13,627,671

		1,823,376,294

Czech Republic - 0.6%

Komercni banka AS (Banks)*†	1,291,362	39,150,507

Egypt - 0.5%

Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	9,204,702	33,629,964

Hong Kong - 7.1%

AIA Group Ltd. (Insurance)†	14,260,615	181,286,205

ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)†	3,253,069	49,142,442

Sands China Ltd. (Consumer Services)*†	21,236,538	100,667,391

Techtronic Industries Co., Ltd.

(Capital Goods)†	8,100,301	146,532,824

		477,628,862

India - 7.5%

HDFC Bank Ltd. - ADR (Banks)*	1,045,316	73,464,808

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Institutional Emerging Markets Portfolio

Portfolio of Investments (continued)

April 30, 2021 (unaudited)

	Shares	Value
COMMON STOCKS - 94.7% (continued)

India - 7.5% (continued)

Housing Development Finance Corp., Ltd. (Banks)†	4,456,419	$145,427,491

Kotak Mahindra Bank Ltd. (Banks)*†	3,641,835	85,933,634

Maruti Suzuki India Ltd. (Automobiles & Components)†	653,591	56,940,512

Tata Consultancy Services Ltd. (Software & Services)†	3,587,285	146,898,937

		508,665,382

Indonesia - 2.4%

Astra International Tbk PT (Automobiles & Components)†	81,489,200	30,931,543

Bank Central Asia Tbk PT (Banks)†	26,086,533	57,714,391

Bank Rakyat Indonesia Persero Tbk PT (Banks)†	261,964,400	73,373,413

		162,019,347

Italy - 0.8%

Tenaris SA - ADR (Energy)	2,393,000	51,162,340

Kenya - 1.2%

East African Breweries Ltd. (Food Beverage & Tobacco)*†	6,241,665	9,823,224

Safaricom plc (Telecommunication Services)†	197,381,427	73,850,816

		83,674,040

Mexico - 4.9%

Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	1,033,418	80,089,895

Grupo Aeroportuario del Sureste SAB de CV-ADR (Transportation)*	345,148	58,709,675

Grupo Financiero Banorte SAB de CV, Series O (Banks)	17,037,500	96,933,004

Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	30,444,300	99,657,478

		335,390,052

Panama - 0.5%

Copa Holdings SA, Class A

(Transportation)*	373,246	32,285,779

Peru - 0.3%

Credicorp Ltd. (Banks)	147,601	17,623,559

Poland - 0.4%

CD Projekt SA (Media & Entertainment)*†	585,625	26,861,640

Russia - 7.7%

LUKOIL PJSC - Sponsored ADR (Energy)	1,645,116	127,068,760

	Shares	Value
COMMON STOCKS - 94.7% (continued)

Russia - 7.7% (continued)

Novatek PJSC - Sponsored GDR, Reg S (Energy)†	742,568	$133,637,198

Sberbank of Russia PJSC - Sponsored ADR (Banks)†	9,401,387	147,919,824

Yandex NV, Class A (Media & Entertainment)*	1,750,420	114,740,031

		523,365,813

South Africa - 1.5%

Discovery Ltd. (Insurance)*†	6,272,907	57,122,304

Standard Bank Group Ltd. (Banks)†	5,416,809	44,053,291

		101,175,595

South Korea - 8.9%

Amorepacific Corp. (Household & Personal Products)†	278,574	67,659,508

Coway Co., Ltd. (Consumer Durables & Apparel)†	684,474	41,135,034

LG Household & Health Care Ltd. (Household & Personal Products)†	116,821	161,384,654

NCSoft Corp. (Media & Entertainment)†	9,896	7,368,070

Samsung Electronics Co., Ltd. - GDR, Reg S (Technology Hardware & Equipment)†	176,940	321,954,485

		599,501,751

Taiwan - 11.5%

Airtac International Group (Capital Goods)†	2,531,000	107,799,789

Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	4,952,031	95,353,415

Hon Hai Precision Industry Co., Ltd. (Technology Hardware & Equipment)†	26,755,031	111,993,558

Largan Precision Co., Ltd. (Technology Hardware & Equipment)†	556,000	61,738,434

Silergy Corp. (Semiconductors & Semiconductor Equipment)†	440,122	46,630,588

Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	16,548,277	358,598,017

		782,113,801

Thailand - 0.9%

Siam Commercial Bank pcl, Reg S (Banks)†	18,847,570	63,556,639

United Kingdom - 2.7%

Bank of Georgia Group plc (Banks)*†	713,964	10,078,253

Coca-Cola HBC AG - CDI (Food Beverage & Tobacco)*†	3,865,479	133,657,162

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Institutional Emerging Markets Portfolio

Portfolio of Investments (continued)

April 30, 2021 (unaudited)

	Shares	Value
COMMON STOCKS - 94.7% (continued)

United Kingdom - 2.7% (continued)

Network International Holdings plc (Software & Services)*^†	6,772,466	$39,271,608

		183,007,023

United States - 3.9%

EPAM Systems Inc. (Software & Services)*	576,132	263,724,423

Total Common Stocks (Cost $4,034,178,582)		$6,410,803,222

PREFERRED STOCKS - 3.0%

Brazil-2.1%

Banco Bradesco SA - ADR (Banks)*	17,712,577	77,049,711

Itau Unibanco Holding SA - Sponsored ADR, 0.62% (Banks)+	13,062,207	65,311,035

		142,360,746

Colombia - 0.6%

Bancolombia SA - Sponsored ADR, 0.88% (Banks)+	1,281,616	38,358,767

South Korea - 0.3%

Samsung Electronics Co., Ltd. - GDR, Reg S, 1.94% (Technology Hardware & Equipment)+†	14,808	24,472,611

Total Preferred Stocks (Cost $192,850,216)		$205,192,124

SHORT TERM INVESTMENTS - 2.4%

Northern Institutional Funds - Treasury Portfolio (Premier Shares), 0.01% (Money Market Funds)	161,952,653	161,952,653

Total Short Term Investments (Cost $161,952,653)		$161,952,653

Total Investments - 100.1%

(Cost $4,388,981,451)		$6,777,947,999

Liabilities Less Other Assets - (0.1)%		(9,262,753)

Net Assets - 100.0%		$6,768,685,246

Summary of Abbreviations

ADR	American Depositary Receipt
CDI	Chess Depositary Interest
GDR	Global Depositary Receipt
Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.
†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.
^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 2.7% of net assets as of April 30, 2021, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

Industry	Percentage of Net Assets

Automobiles & Components	2.3%

Banks	16.1

Capital Goods	4.5

Commercial & Professional Services	1.1

Consumer Durables & Apparel	5.0

Consumer Services	2.9

Diversified Financials	0.7

Energy	5.0

Food & Staples Retailing	1.6

Food Beverage & Tobacco	4.2

Household & Personal Products	3.4

Insurance	5.1

Media & Entertainment	8.2

Pharmaceuticals, Biotechnology & Life Sciences	3.2

Retailing	6.0

Semiconductors & Semiconductor Equipment	6.7

Software & Services	7.2

Technology Hardware & Equipment	8.9

Telecommunication Services	1.1

Transportation	3.0

Utilities	1.5

Money Market Fund	2.4

Total Investments	100.1

Liabilities Less Other Assets	(0.1)

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Portfolio

Portfolio of Investments

April 30, 2021 (unaudited)

	Shares	Value
COMMON STOCKS - 94.8%

Brazil - 4.2%

Ambev SA - ADR (Food Beverage & Tobacco)	14,743,509	$40,986,955

B3 SA - Brasil Bolsa Balcao (Diversified Financials)	3,496,300	33,147,605

Cia Brasileira de Distribuicao - ADR (Food & Staples Retailing)	900,934	6,684,930

Localiza Rent a Car SA (Transportation)*	3,805,755	45,049,299

Lojas Renner SA (Retailing)	2,565,900	19,083,469

Sendas Distribuidora SA ADR (Food & Staples Retailing)	129,157	1,902,483

Ultrapar Participacoes SA (Energy)	4,491,900	17,456,395

WEG SA (Capital Goods)	4,377,660	28,214,372

		192,525,508

Chile - 0.3%

Banco Santander Chile - ADR (Banks)	555,867	12,362,482

China - 27.0%

51job Inc. - ADR (Commercial & Professional Services)*	406,102	24,995,578

Alibaba Group Holding Ltd. (Retailing)*†	4,764,064	137,622,204

Alibaba Group Holding Ltd. - Sponsored ADR (Retailing)*	309,879	71,566,555

Autohome Inc. - ADR (Media & Entertainment)	171,062	15,862,579

Baidu Inc. - Sponsored ADR (Media & Entertainment)*	101,696	21,389,720

Baidu Inc., Class A (Media & Entertainment)*	813,576	21,555,012

China Tourism Group Duty Free Corp., Ltd., Class A (Retailing)†	1,007,700	48,322,327

Country Garden Services Holdings Co., Ltd. (Commercial & Professional Services)†	2,454,000	25,645,495

CSPC Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	47,114,560	58,295,353

ENN Energy Holdings Ltd. (Utilities)†	4,099,700	69,798,061

Fuyao Glass Industry Group Co., Ltd., Class H (Automobiles & Components)^†	7,868,900	45,574,512

Hefei Meiya Optoelectronic Technology Inc., Class A (Capital Goods)†	805,934	5,961,731

Jiangsu Hengrui Medicine Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	1,408,400	18,271,410

	Shares	Value
COMMON STOCKS - 94.8% (continued)

China - 27.0% (continued)

Midea Group Co., Ltd., Class A (Consumer Durables & Apparel)†	6,398,368	$79,143,468

New Oriental Education & Technology Group Inc. (Consumer Services)*†	2,095,512	32,210,574

New Oriental Education & Technology Group Inc. - Sponsored ADR (Consumer Services)*	2,095,512	31,977,513

Ping An Insurance Group Co. of China Ltd., Class H (Insurance)†	6,735,500	73,591,822

Sangfor Technologies Inc., Class A (Software & Services)†	566,326	23,902,542

SF Holding Co., Ltd., Class A (Transportation)†	2,098,200	20,841,603

Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	2,619,000	57,302,429

Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	16,336,182	17,569,738

Sunny Optical Technology Group Co., Ltd. (Technology Hardware & Equipment)†	2,251,500	54,328,399

Tencent Holdings Ltd. (Media & Entertainment)†	2,682,500	214,527,736

Wuxi Biologics Cayman Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*^†	3,762,500	52,775,828

ZTO Express Cayman Inc. - ADR (Transportation)	286,358	9,209,273

		1,232,241,462

Czech Republic - 0.6%

Komercni banka AS (Banks)*†	872,674	26,457,050

Egypt - 0.5%

Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	6,220,335	22,726,389

Hong Kong - 7.1%

AIA Group Ltd. (Insurance)†	9,636,989	122,508,964

ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)†	2,198,323	33,208,936

Sands China Ltd. (Consumer Services)*†	14,351,344	68,029,561

Techtronic Industries Co., Ltd. (Capital Goods)†	5,474,000	99,023,564

		322,771,025

India - 7.5%

HDFC Bank Ltd. - ADR (Banks)*	706,401	49,645,862

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Portfolio

Portfolio of Investments (continued)

April 30, 2021 (unaudited)

	Shares	Value
COMMON STOCKS - 94.8% (continued)

India - 7.5% (continued)

Housing Development Finance Corp., Ltd. (Banks)†	3,011,550	$98,276,702

Kotak Mahindra Bank Ltd. (Banks)*†	2,461,072	58,072,060

Maruti Suzuki India Ltd. (Automobiles & Components)†	441,683	38,479,196

Tata Consultancy Services Ltd. (Software & Services)†	2,424,208	99,271,058

		343,744,878

Indonesia - 2.4%

Astra International Tbk PT (Automobiles & Components)†	55,068,600	20,902,853

Bank Central Asia Tbk PT (Banks)†	17,628,710	39,002,127

Bank Rakyat Indonesia Persero

Tbk PT (Banks)†	177,029,790	49,584,141

		109,489,121

Italy - 0.7%

Tenaris SA - ADR (Energy)	1,617,137	34,574,389

Kenya - 1.2%

East African Breweries Ltd. (Food Beverage & Tobacco)*†	4,217,950	6,638,272

Safaricom plc (Telecommunication Services)†	133,386,001	49,906,747

		56,545,019

Mexico - 5.0%

Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	698,361	54,122,978

Grupo Aeroportuario del Sureste SAB de CV-ADR (Transportation)*	233,243	39,674,634

Grupo Financiero Banorte SAB de CV, Series O (Banks)	11,513,640	65,505,603

Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	20,573,600	67,346,370

		226,649,585

Panama - 0.5%

Copa Holdings SA, Class A (Transportation)*	252,231	21,817,982

Peru - 0.3%

Credicorp Ltd. (Banks)	99,751	11,910,270

Poland - 0.4%

CD Projekt SA (Media & Entertainment)*†	395,752	18,152,483

Russia - 7.7%

LUKOIL PJSC - Sponsored ADR (Energy)	1,111,733	85,870,257

	Shares	Value
COMMON STOCKS - 94.8% (continued)

Russia - 7.7% (continued)

Novatek PJSC - Sponsored GDR, Reg S (Energy)†	501,811	$90,309,057

Sberbank of Russia PJSC - Sponsored ADR (Banks)†	6,353,250	99,960,955

Yandex NV, Class A (Media & Entertainment)*	1,182,895	77,538,767

		353,679,036

South Africa - 1.5%

Discovery Ltd. (Insurance)*†	4,239,092	38,601,991

Standard Bank Group Ltd. (Banks)†	3,660,560	29,770,242

		68,372,233

South Korea - 8.8%

Amorepacific Corp. (Household & Personal Products)†	188,254	45,722,763

Coway Co., Ltd. (Consumer Durables & Apparel)†	462,552	27,798,123

LG Household & Health Care Ltd. (Household & Personal Products)†	78,945	109,060,113

NCSoft Corp. (Media & Entertainment)†	6,001	4,468,047

Samsung Electronics Co., Ltd. - GDR, Reg S (Technology Hardware & Equipment)†	119,572	217,569,468

		404,618,514

Taiwan - 11.6%

Airtac International Group (Capital Goods)†	1,711,000	72,874,531

Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	3,346,216	64,432,780

Hon Hai Precision Industry Co., Ltd. (Technology Hardware & Equipment)†	18,080,136	75,681,421

Largan Precision Co., Ltd. (Technology Hardware & Equipment)†	376,001	41,751,283

Silergy Corp. (Semiconductors & Semiconductor Equipment)†	297,000	31,466,922

Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	11,182,637	242,325,618

		528,532,555

Thailand - 0.9%

Siam Commercial Bank pcl, Reg S (Banks)†	12,736,800	42,950,269

United Kingdom - 2.7%

Bank of Georgia Group plc (Banks)*†	489,812	6,914,143

Coca-Cola HBC AG - CDI (Food Beverage & Tobacco)*†	2,612,205	90,322,546

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Portfolio

Portfolio of Investments (continued)

April 30, 2021 (unaudited)

	Shares	Value
COMMON STOCKS - 94.8% (continued)

United Kingdom - 2.7% (continued)

Network International Holdings plc (Software & Services)*^†	4,576,684	$26,538,892

		123,775,581

United States - 3.9%

EPAM Systems Inc. (Software & Services)*	389,338	178,219,469

Total Common Stocks (Cost $2,527,467,116)		$4,332,115,300

PREFERRED STOCKS - 3.0%

Brazil - 2.1%

Banco Bradesco SA - ADR (Banks)*	11,969,770	52,068,499

Itau Unibanco Holding SA - Sponsored ADR, 0.62% (Banks)+	8,827,152	44,135,760

		96,204,259

Colombia - 0.6%

Bancolombia SA - Sponsored ADR, 0.88% (Banks)+	866,088	25,922,014

South Korea - 0.3%

Samsung Electronics Co., Ltd. - GDR, Reg S, 1.94% (Technology Hardware & Equipment)+†	10,007	16,538,183

Total Preferred Stocks (Cost $113,876,461)		$138,664,456

SHORT TERM INVESTMENTS - 2.4%

Northern Institutional Funds - Treasury Portfolio (Premier Shares), 0.01% (Money Market Funds)	108,829,058	108,829,058

Total Short Term Investments (Cost $108,829,058)		$108,829,058

Total Investments - 100.2%

(Cost $2,750,172,635)		$4,579,608,814

Liabilities Less Other Assets - (0.2)%		(9,906,899)

Net Assets - 100.0%		$4,569,701,915

Summary of Abbreviations

ADR	American Depositary Receipt
CDI	Chess Depositary Interest
GDR	Global Depositary Receipt
Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.
†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.
^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 2.7% of net assets as of April 30, 2021, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

Industry	Percentage of Net Assets

Automobiles & Components	2.3%

Banks	16.1

Capital Goods	4.5

Commercial & Professional Services	1.1

Consumer Durables & Apparel	5.0

Consumer Services	2.9

Diversified Financials	0.7

Energy	5.0

Food & Staples Retailing	1.7

Food Beverage & Tobacco	4.2

Household & Personal Products	3.4

Insurance	5.1

Media & Entertainment	8.2

Pharmaceuticals, Biotechnology & Life Sciences	3.2

Retailing	6.0

Semiconductors & Semiconductor Equipment	6.7

Software & Services	7.2

Technology Hardware & Equipment	8.9

Telecommunication Services	1.1

Transportation	3.0

Utilities	1.5

Money Market Fund	2.4

Total Investments	100.2

Liabilities Less Other Assets	(0.2)

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Frontier Emerging Markets Portfolio

Portfolio of Investments

April 30, 2021 (unaudited)

	Shares	Value
COMMON STOCKS - 95.1%

Argentina - 4.8%

Globant SA (Software & Services)*	49,471	$11,337,764

Bangladesh - 2.7%

GrameenPhone Ltd. (Telecommunication Services)†	186,026	743,870

Square Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	2,234,726	5,576,021

		6,319,891

Colombia - 3.3%

Cementos Argos SA - Sponsored ADR (Materials)#†	45,446	310,578

Ecopetrol SA - Sponsored ADR (Energy)	549,815	6,504,311

Grupo Nutresa SA (Food Beverage & Tobacco)	158,287	906,713

		7,721,602

Croatia - 0.2%

Ericsson Nikola Tesla (Technology Hardware & Equipment)†	2,209	580,579

Egypt - 5.9%

Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	2,607,476	9,526,579

Edita Food Industries SAE (Food Beverage & Tobacco)†	2,861,162	1,346,549

Integrated Diagnostics Holdings plc (Health Care Equipment & Services)^†	2,676,247	3,130,501

		14,003,629

Iceland - 1.4%

Marel HF (Capital Goods)^†	449,060	3,217,641

Indonesia - 2.5%

Bank Central Asia Tbk PT (Banks)†	2,676,300	5,921,102

Kazakhstan - 3.0%

Halyk Savings Bank of Kazakhstan JSC - GDR, Reg S (Banks)†	502,422	7,194,863

Kenya - 6.3%

East African Breweries Ltd. (Food Beverage & Tobacco)*†	805,000	1,266,921

Equity Group Holdings plc (Banks)*†	8,666,700	3,145,869

Safaricom plc (Telecommunication Services)†	28,270,250	10,577,393

		14,990,183

	Shares	Value
COMMON STOCKS - 95.1% (continued)

Morocco - 2.7%

Maroc Telecom (Telecommunication Services)†	196,549	$3,031,848

Societe d’Exploitation des Ports (Transportation)†	135,684	3,458,024

		6,489,872

Nigeria - 5.3%

Guaranty Trust Bank plc (Banks)†	48,903,727	3,601,146

Nestle Nigeria plc (Food Beverage & Tobacco)	1,394,492	4,844,474

Nigerian Breweries plc (Food Beverage & Tobacco)†	1,270,573	170,342

Zenith Bank plc (Banks)†	71,417,980	3,887,650

		12,503,612

Pakistan - 0.8%

MCB Bank Ltd. (Banks)†	1,504,300	1,589,444

Oil & Gas Development Co., Ltd. (Energy)†	607,900	359,973

		1,949,417

Peru - 2.9%

Alicorp SAA (Food Beverage & Tobacco)	958,751	1,747,697

Cementos Pacasmayo SAA,

Class C (Materials)	261,456	376,449

Credicorp Ltd. (Banks)	39,445	4,709,733

		6,833,879

Philippines - 18.9%

Bank of the Philippine Islands (Banks)†	3,096,944	5,325,964

BDO Unibank Inc. (Banks)†	1,483,168	3,175,486

International Container Terminal Services Inc. (Transportation)†	952,280	2,570,382

Jollibee Foods Corp. (Consumer Services)†	673,530	2,461,968

Robinsons Retail Holdings Inc. (Food & Staples Retailing)†	2,106,240	2,296,477

Security Bank Corp. (Banks)†	2,395,260	5,741,813

SM Prime Holdings Inc. (Real Estate)†	12,726,900	9,101,421

Universal Robina Corp. (Food Beverage & Tobacco)†	2,702,730	7,688,647

Wilcon Depot Inc. (Retailing)†	17,607,500	6,426,954

		44,789,112

Poland - 0.6%

CD Projekt SA (Media & Entertainment)*†	28,665	1,314,816

Romania - 4.7%

Banca Transilvania SA (Banks)†	14,607,396	8,879,077

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Frontier Emerging Markets Portfolio

Portfolio of Investments (continued)

April 30, 2021 (unaudited)

	Shares	Value
COMMON STOCKS - 95.1% (continued)

Romania - 4.7% (continued)

Societatea Nationala de Gaze Naturale ROMGAZ SA (Energy)†	283,879	$2,255,170

		11,134,247

Saudi Arabia - 3.0%

Bupa Arabia for Cooperative Insurance Co. (Insurance)*†	52,236	1,609,807

Jarir Marketing Co. (Retailing)†	46,491	2,467,445

Mouwasat Medical Services Co. (Health Care Equipment & Services)†	63,032	2,978,690

		7,055,942

Slovenia - 1.2%

Krka dd Novo mesto (Pharmaceuticals, Biotechnology & Life Sciences)†	22,507	2,827,226

Sri Lanka - 0.3%

Commercial Bank of Ceylon plc (Banks)†	341,348	139,490

John Keells Holdings plc (Capital Goods)†	656,614	468,770

		608,260

Thailand - 0.6%

Home Product Center pcl, Reg S (Retailing)†	3,264,994	1,478,488

United Arab Emirates - 2.6%

Agthia Group PJSC (Food Beverage & Tobacco)†	2,605,169	4,466,194

Emaar Properties PJSC (Real Estate)†	1,680,355	1,701,997

		6,168,191

United Kingdom - 3.7%

Bank of Georgia Group plc (Banks)*†	88,288	1,246,266

Network International Holdings plc (Software & Services)*^†	1,114,569	6,463,069

TBC Bank Group plc (Banks)*†	71,914	967,516

		8,676,851

United States - 4.7%

EPAM Systems Inc. (Software & Services)*	24,268	11,108,677

Vietnam - 13.0%

Bank for Foreign Trade of Vietnam JSC (Banks)†	1,408,010	6,110,587

Hoa Phat Group JSC (Materials)†	4,581,576	11,500,659

Sai Gon Cargo Service Corp. (Transportation)†	162,720	887,174

Saigon Beer Alcohol Beverage Corp. (Food Beverage & Tobacco)†	561,510	4,076,052

	Shares	Value
COMMON STOCKS - 95.1% (continued)

Vietnam - 13.0% (continued)

Vietnam Dairy Products JSC (Food Beverage & Tobacco)†	2,043,194	$8,263,542

		30,838,014

Total Common Stocks (Cost $179,305,026)		$225,063,858

PREFERRED STOCKS - 2.6%

Colombia - 2.6%

Bancolombia SA - Sponsored ADR, 0.88% (Banks)+	205,201	6,141,666

Total Preferred Stocks (Cost $6,344,876)		$6,141,666

SHORT TERM INVESTMENTS - 1.4%

Northern Institutional Funds - Treasury Portfolio (Premier Shares), 0.01% (Money Market Funds)	3,338,540	3,338,540

Total Short Term Investments (Cost $3,338,540)		$3,338,540

Total Investments - 99.1%

(Cost $188,988,442)		$234,544,064

Other Assets Less Liabilities - 0.9%		2,118,780

Net Assets - 100.0%		$236,662,844

Summary of Abbreviations

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

#

Security valued at fair value as determined in good faith under policies and procedures established by and under the supervision of the Portfolio’s Board of Directors as disclosed in Note 2 of the Notes to Financial Statements.

^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 5.4% of net assets as of April 30, 2021, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Frontier Emerging Markets Portfolio

Portfolio of Investments (continued)

April 30, 2021 (continued)

Industry	Percentage of Net Assets

Banks	32.7%

Capital Goods	1.6

Consumer Services	1.0

Energy	3.8

Food & Staples Retailing	1.0

Food Beverage & Tobacco	14.7

Health Care Equipment & Services	2.6

Insurance	0.7

Materials	5.1

Media & Entertainment	0.6

Pharmaceuticals, Biotechnology & Life Sciences	3.5

Real Estate	4.6

Retailing	4.4

Software & Services	12.2

Technology Hardware & Equipment	0.2

Telecommunication Services	6.1

Transportation	2.9

Money Market Fund	1.4

Total Investments	99.1

Other Assets Less Liabilities	0.9

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments

April 30, 2021 (unaudited)

	Shares	Value
COMMON STOCKS - 97.1%

Argentina - 0.1%

Globant SA (Software & Services)*	58	$13,292

Australia - 0.4%

BHP Group Ltd. (Materials)†	676	24,573

Cochlear Ltd. (Health Care Equipment & Services)†	83	14,206

		38,779

Brazil - 1.0%

Ambev SA - ADR (Food Beverage & Tobacco)	7,484	20,806

B3 SA - Brasil Bolsa Balcao (Diversified Financials)	1,000	9,481

Cia Brasileira de Distribuicao - ADR (Food & Staples Retailing)	2,433	18,053

Localiza Rent a Car SA (Transportation)*	1,100	13,021

Raia Drogasil SA (Food & Staples Retailing)*	2,500	12,104

Ultrapar Participacoes SA - Sponsored ADR (Energy)	2,681	10,402

WEG SA (Capital Goods)	1,600	10,312

		94,179

Canada - 1.0%

Alimentation Couche-Tard Inc. (Food & Staples Retailing)	1,600	54,359

Imperial Oil Ltd. (Energy)	1,500	43,323

		97,682

Chile - 0.3%

Banco Santander Chile - ADR (Banks)	1,149	25,554

China - 8.4%

51job Inc. - ADR (Commercial & Professional Services)*	150	9,233

AAC Technologies Holdings Inc. (Technology Hardware & Equipment)†	5,670	31,399

Alibaba Group Holding Ltd. (Retailing)*†	440	12,711

Autohome Inc. - ADR (Media & Entertainment)	143	13,260

Baidu Inc., Class A (Media & Entertainment)*	500	13,247

China Merchants Bank Co., Ltd., Class A (Banks)†	1,900	15,458

China Tourism Group Duty Free Corp., Ltd., Class A (Retailing)†	500	23,977

Country Garden Services Holdings Co., Ltd. (Commercial & Professional Services)†	2,000	20,901

	Shares	Value
COMMON STOCKS - 97.1% (continued)

China - 8.4% (continued)

CSPC Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	15,360	$19,005

ENN Energy Holdings Ltd. (Utilities)†	2,000	34,050

Fuyao Glass Industry Group Co., Ltd., Class H (Automobiles & Components)^†	3,600	20,850

Glodon Co., Ltd., Class A (Software & Services)†	2,000	22,466

Gree Electric Appliances Inc. of Zhuhai, Class A (Consumer Durables & Apparel)†	1,200	11,097

Haitian International Holdings Ltd. (Capital Goods)†	4,000	16,281

Hangzhou Tigermed Consulting Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	700	16,888

Inner Mongolia Yili Industrial Group Co., Ltd., Class A (Food Beverage & Tobacco)†	2,600	16,436

JD.com Inc., Class A (Retailing)*†	414	15,993

Jiangsu Expressway Co., Ltd., Class H (Transportation)†	56,000	65,904

Jiangsu Hengrui Medicine Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	840	10,897

Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A (Food Beverage & Tobacco)†	600	17,880

Kweichow Moutai Co., Ltd., Class A (Food Beverage & Tobacco)†	100	30,942

Meituan, Class B (Retailing)*^†	300	11,422

Midea Group Co., Ltd., Class A (Consumer Durables & Apparel)†	1,200	14,843

NetEase Inc. - ADR (Media & Entertainment)	205	22,972

New Oriental Education & Technology Group Inc. (Consumer Services)*†	1,100	16,908

Ping An Insurance Group Co. of China Ltd., Class A (Insurance)†	1,100	12,313

Sangfor Technologies Inc., Class A (Software & Services)†	400	16,883

SF Holding Co., Ltd., Class A (Transportation)†	1,900	18,873

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments (continued)

April 30, 2021 (unaudited)

	Shares	Value
COMMON STOCKS - 97.1% (continued)

China - 8.4% (continued)

Shanghai International Airport Co., Ltd., Class A (Transportation)†	1,000	$7,586

Shenzhen Inovance Technology Co., Ltd., Class A (Capital Goods)†	900	12,427

Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	1,000	21,880

Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	13,500	14,519

Songcheng Performance Development Co., Ltd., Class A (Consumer Services)†	4,200	14,085

Sunny Optical Technology Group Co., Ltd. (Technology Hardware & Equipment)†	600	14,478

Suofeiya Home Collection Co., Ltd., Class A (Consumer Durables & Apparel)†	4,000	17,985

TAL Education Group - ADR (Consumer Services)*	254	14,465

Tencent Holdings Ltd. (Media & Entertainment)†	200	15,995

TravelSky Technology Ltd., Class H (Software & Services)†	5,000	10,946

Trip.com Group Ltd. (Retailing)*	514	20,367

Wuliangye Yibin Co., Ltd., Class A (Food Beverage & Tobacco)†	500	21,991

WuXi AppTec Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	572	13,992

Wuxi Biologics Cayman Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*^†	1,500	21,040

Yonyou Network Technology Co., Ltd., Class A (Software & Services)†	1,700	8,680

		783,525

Colombia - 0.3%

Ecopetrol SA - Sponsored ADR (Energy)	800	9,464

Grupo Nutresa SA (Food Beverage & Tobacco)	2,782	15,936

		25,400

Czech Republic - 0.2%

Komercni banka AS (Banks)*†	493	14,946

	Shares	Value
COMMON STOCKS - 97.1% (continued)

Denmark - 1.2%

Chr Hansen Holding A/S (Materials)*†	129	$11,853

Coloplast A/S, Class B (Health Care Equipment & Services)†	193	31,935

Genmab A/S (Pharmaceuticals, Biotechnology & Life Sciences)*†	39	14,388

Novozymes A/S, Class B (Materials)†	732	52,070

		110,246

Egypt - 0.2%

Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	4,564	16,675

Finland - 0.4%

Kone OYJ, Class B (Capital Goods)†	211	16,581

Neste OYJ (Energy)†	314	19,052

		35,633

France - 3.9%

Air Liquide SA (Materials)†	330	55,582

Dassault Systemes SE (Software & Services)†	130	30,149

IPSOS (Media & Entertainment)†	1,082	45,058

Kering SA (Consumer Durables & Apparel)†	26	20,828

LISI (Capital Goods)*†	1,514	48,868

L’Oreal SA (Household & Personal Products)†	49	20,124

Rubis SCA (Utilities)†	1,135	53,275

Safran SA (Capital Goods)*†	327	48,806

Sartorius Stedim Biotech (Pharmaceuticals, Biotechnology & Life Sciences)†	41	18,838

Schneider Electric SE (Capital Goods)†	159	25,421

		366,949

Germany - 4.1%

adidas AG (Consumer Durables & Apparel)*†	60	18,528

Allianz SE, Reg S (Insurance)†	230	59,838

Bayerische Motoren Werke AG (Automobiles & Components)†	778	77,982

Bechtle AG (Software & Services)†	82	16,713

Brenntag AG (Capital Goods)†	257	23,077

Carl Zeiss Meditec AG (Bearer) (Health Care Equipment & Services)†	134	23,604

FUCHS PETROLUB SE (Materials)†	375	16,254

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments (continued)

April 30, 2021 (unaudited)

	Shares	Value
COMMON STOCKS - 97.1% (continued)

Germany - 4.1% (continued)

Infineon Technologies AG (Semiconductors & Semiconductor Equipment)†	438	$17,688

KWS Saat SE & Co. KGaA (Food Beverage & Tobacco)†	393	34,955

Nemetschek SE (Software & Services)†	246	18,335

SAP SE - Sponsored ADR (Software & Services)	110	15,393

Scout24 AG (Media & Entertainment)^†	235	19,575

Symrise AG (Materials)†	160	20,665

TeamViewer AG (Software & Services)*^†	366	17,404

		380,011

Hong Kong - 1.3%

AIA Group Ltd. (Insurance)†	1,600	20,340

ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)†	1,800	27,192

Sands China Ltd. (Consumer Services)*†	6,400	30,338

Techtronic Industries Co., Ltd. (Capital Goods)†	2,500	45,224

		123,094

India - 1.4%

Asian Paints Ltd. (Materials)†	460	15,723

Dabur India Ltd. (Household & Personal Products)†	1,812	13,159

Godrej Consumer Products Ltd. (Household & Personal Products)*†	1,225	11,424

Hero MotoCorp Ltd. (Automobiles & Components)†	419	15,943

ICICI Bank Ltd. - Sponsored ADR (Banks)*	1,034	16,854

Kotak Mahindra Bank Ltd. (Banks)*†	608	14,347

Pidilite Industries Ltd. (Materials)*†	572	13,999

Tata Consultancy Services Ltd. (Software & Services)†	741	30,344

		131,793

Indonesia - 0.3%

Astra International Tbk PT (Automobiles & Components)†	33,400	12,678

Unilever Indonesia Tbk PT (Household & Personal Products)†	38,500	15,989

		28,667

Italy - 0.8%

Amplifon SpA (Health Care Equipment & Services)*†	439	18,532

	Shares	Value
COMMON STOCKS - 97.1% (continued)

Italy - 0.8% (continued)

DiaSorin SpA (Health Care Equipment & Services)†	82	$13,924

FinecoBank Banca Fineco SpA (Banks)*†	1,194	20,601

Reply SpA (Software & Services)†	131	17,793

		70,850

Japan - 8.9%

ABC-Mart Inc. (Retailing)†	700	37,435

Benefit One Inc. (Commercial & Professional Services)†	1,000	25,115

BML Inc. (Health Care Equipment & Services)†	1,100	38,121

Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	600	22,544

Cosmos Pharmaceutical Corp. (Food & Staples Retailing)†	300	43,031

FANUC Corp. (Capital Goods)†	100	23,056

Fast Retailing Co., Ltd. (Retailing)†	20	16,430

Hakuhodo DY Holdings Inc. (Media & Entertainment)†	3,100	52,254

Kakaku.com Inc. (Media & Entertainment)†	500	13,597

Keyence Corp. (Technology Hardware & Equipment)†	46	22,123

Kobayashi Pharmaceutical Co., Ltd. (Household & Personal Products)†	150	13,389

Komatsu Ltd. (Capital Goods)†	900	26,416

Kubota Corp. (Capital Goods)†	2,600	61,174

M3 Inc. (Health Care Equipment & Services)†	300	20,749

Makita Corp. (Capital Goods)†	1,200	53,982

MISUMI Group Inc. (Capital Goods)†	700	19,735

Nitori Holdings Co., Ltd. (Retailing)†	400	71,690

Nomura Research Institute Ltd. (Software & Services)†	890	27,347

Rinnai Corp. (Consumer Durables & Apparel)†	540	54,276

Shimano Inc. (Consumer Durables & Apparel)†	80	18,303

Shionogi & Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	300	15,782

Shiseido Co., Ltd. (Household & Personal Products)†	300	21,773

SMC Corp. (Capital Goods)†	40	23,239

Stanley Electric Co., Ltd. (Automobiles & Components)†	500	14,329

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments (continued)

April 30, 2021 (unaudited)

	Shares	Value
COMMON STOCKS - 97.1% (continued)

Japan - 8.9% (continued)

Sugi Holdings Co., Ltd. (Food & Staples Retailing)†	500	$38,401

Sysmex Corp. (Health Care Equipment & Services)†	200	20,001

Unicharm Corp. (Household & Personal Products)†	900	34,879

		829,171

Mexico - 1.0%

Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	192	14,880

Grupo Financiero Banorte SAB de CV, Series O (Banks)	3,300	18,775

Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	18,700	61,213

		94,868

Netherlands - 1.4%

Adyen NV (Software & Services)*^†	8	19,644

ASML Holding NV, Reg S (Semiconductors & Semiconductor Equipment)	90	58,329

Koninklijke Vopak NV (Energy)†	653	29,913

Prosus NV (Retailing)*†	166	18,000

		125,886

Norway - 0.2%

Tomra Systems ASA (Commercial & Professional Services)†	375	18,802

Pakistan - 0.4%

MCB Bank Ltd. (Banks)†	10,800	11,411

Oil & Gas Development Co., Ltd. (Energy)†	48,700	28,838

		40,249

Peru - 0.3%

Alicorp SAA (Food Beverage & Tobacco)	9,290	16,935

Credicorp Ltd. (Banks)	55	6,567

		23,502

Philippines - 1.1%

Bank of the Philippine Islands (Banks)†	12,490	21,480

BDO Unibank Inc. (Banks)†	10,070	21,560

International Container Terminal Services Inc. (Transportation)†	4,970	13,415

Robinsons Retail Holdings Inc. (Food & Staples Retailing)†	10,510	11,459

Security Bank Corp. (Banks)†	4,340	10,404

SM Prime Holdings Inc. (Real Estate)†	12,800	9,154

	Shares	Value
COMMON STOCKS - 97.1% (continued)

Philippines - 1.1% (continued)

Universal Robina Corp. (Food Beverage & Tobacco)†	6,400	$18,206

		105,678

Poland - 0.2%

ING Bank Slaski SA (Banks)*†	426	19,474

Russia - 0.8%

LUKOIL PJSC - Sponsored ADR (Energy)	278	21,473

Novatek PJSC - Sponsored GDR,

Reg S (Energy)†	89	16,017

Sberbank of Russia PJSC - Sponsored ADR (Banks)†	1,278	20,108

Yandex NV, Class A (Media & Entertainment)*	188	12,323

		69,921

Saudi Arabia - 0.9%

Al Rajhi Bank (Banks)†	631	16,635

Jarir Marketing Co. (Retailing)†	252	13,374

Saudi National Bank (Banks)*†	3,383	51,244

		81,253

Singapore - 1.5%

DBS Group Holdings Ltd. (Banks)†	2,418	54,380

Oversea-Chinese Banking Corp., Ltd. (Banks)†	9,103	83,494

		137,874

South Africa - 0.2%

Discovery Ltd. (Insurance)*†	1,831	16,673

South Korea - 1.0%

Amorepacific Corp. (Household & Personal Products)†	79	19,188

Cheil Worldwide Inc. (Media & Entertainment)†	1,001	19,728

Coway Co., Ltd. (Consumer Durables & Apparel)†	184	11,058

LG Household & Health Care Ltd. (Household & Personal Products)†	9	12,433

NAVER Corp. (Media & Entertainment)†	55	17,723

NCSoft Corp. (Media & Entertainment)†	18	13,402

		93,532

Spain - 1.8%

Amadeus IT Group SA (Software & Services)*†	248	16,888

Banco Bilbao Vizcaya Argentaria SA (Banks)*†	6,148	34,449

Banco Santander SA - Sponsored ADR (Banks)*	14,529	55,356

Bankinter SA (Banks)†	8,132	44,567

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments (continued)

April 30, 2021 (unaudited)

	Shares	Value
COMMON STOCKS - 97.1% (continued)

Spain - 1.8% (continued)

Linea Directa Aseguradora SA Cia de Seguros y Reaseguros (Insurance)*	8,132	$15,936

		167,196

Sweden - 2.4%

Alfa Laval AB (Capital Goods)†	887	30,124

Assa Abloy AB, Class B (Capital Goods)†	664	18,933

Atlas Copco AB, Class A (Capital Goods)†	544	32,977

Epiroc AB, Class A (Capital Goods)†	1,467	31,805

Evolution Gaming Group AB (Consumer Services)^†	112	22,129

Hexagon AB, Class B (Technology Hardware & Equipment)†	270	25,749

Intrum AB (Commercial & Professional Services)†	1,097	37,782

Skandinaviska Enskilda Banken AB, Class A (Banks)†	1,670	21,428

		220,927

Switzerland - 2.5%

Alcon Inc. (Health Care Equipment & Services)*	661	49,859

Cie Financiere Richemont SA, Class A, Reg S (Consumer Durables & Apparel)†	244	25,037

Lonza Group AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)†	60	38,180

SGS SA, Reg S (Commercial & Professional Services)†	8	23,694

Sonova Holding AG, Reg S (Health Care Equipment & Services)*†	68	20,128

Straumann Holding AG, Reg S (Health Care Equipment & Services)†	15	21,512

Temenos AG, Reg S (Software & Services)†	98	14,402

VAT Group AG (Capital Goods)^†	96	27,496

Vifor Pharma AG (Pharmaceuticals, Biotechnology & Life Sciences)†	91	13,118

		233,426

Taiwan - 2.3%

Advantech Co., Ltd. (Technology Hardware & Equipment)†	999	12,683

Airtac International Group (Capital Goods)†	400	17,037

	Shares	Value
COMMON STOCKS - 97.1% (continued)

Taiwan - 2.3% (continued)

Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)†	14,000	$38,641

Hon Hai Precision Industry Co., Ltd. (Technology Hardware & Equipment)†	17,000	71,160

Largan Precision Co., Ltd. (Technology Hardware & Equipment)†	100	11,104

Silergy Corp. (Semiconductors & Semiconductor Equipment)†	200	21,190

Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	2,000	43,340

		215,155

Thailand - 0.2%

Siam Commercial Bank pcl, Reg S (Banks)†	6,200	20,907

Turkey - 0.1%

BIM Birlesik Magazalar AS (Food & Staples Retailing)†	1,226	9,622

United Arab Emirates - 0.2%

Emaar Properties PJSC (Real Estate)†	18,834	19,077

United Kingdom - 3.7%

Abcam plc (Pharmaceuticals, Biotechnology & Life Sciences)*†	970	20,547

Clarkson plc (Transportation)†	506	21,208

Coca-Cola HBC AG - CDI (Food Beverage & Tobacco)*†	751	25,968

Compass Group plc (Consumer Services)*†	967	20,992

Dechra Pharmaceuticals plc (Pharmaceuticals, Biotechnology & Life Sciences)†	780	43,445

Grafton Group plc (Capital Goods)†	2,919	48,079

Halma plc (Technology Hardware & Equipment)†	511	18,260

HomeServe plc (Commercial & Professional Services)†	977	14,757

Intertek Group plc (Commercial & Professional Services)†	242	20,509

Reckitt Benckiser Group plc (Household & Personal Products)†	152	13,549

Rio Tinto plc (Materials)†	225	18,909

Royal Dutch Shell plc, Class B - Sponsored ADR (Energy)	790	28,290

Spirax-Sarco Engineering plc (Capital Goods)†	154	25,123

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments (continued)

April 30, 2021 (unaudited)

	Shares	Value
COMMON STOCKS - 97.1% (continued)

United Kingdom - 3.7% (continued)

Standard Chartered plc (Banks)†	3,634	$26,083

		345,719

United States - 40.7%

Abbott Laboratories (Health Care Equipment & Services)	390	46,831

AbbVie Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	847	94,440

ABIOMED Inc. (Health Care Equipment & Services)*	55	17,640

Accenture plc, Class A (Software & Services)	70	20,298

Adobe Inc. (Software & Services)*	90	45,751

Air Products and Chemicals Inc. (Materials)	253	72,985

Allegion plc (Capital Goods)	570	76,597

Alphabet Inc., Class A (Media & Entertainment)*	45	105,907

Amazon.com Inc. (Retailing)*	14	48,544

AMETEK Inc. (Capital Goods)	147	19,835

Amphenol Corp., Class A (Technology Hardware & Equipment)	288	19,394

ANSYS Inc. (Software & Services)*	78	28,521

Apple Inc. (Technology Hardware & Equipment)	260	34,180

Atlassian Corp. plc, Class A (Software & Services)*	117	27,794

Automatic Data Processing Inc. (Software & Services)	418	78,162

BorgWarner Inc. (Automobiles & Components)	919	44,645

Church & Dwight Co., Inc. (Household & Personal Products)	787	67,477

Cisco Systems Inc. (Technology Hardware & Equipment)	1,988	101,209

CME Group Inc. (Diversified Financials)	88	17,775

Cognex Corp. (Technology Hardware & Equipment)	230	19,808

Cognizant Technology Solutions Corp., Class A (Software & Services)	1,240	99,696

Colgate-Palmolive Co. (Household & Personal Products)	825	66,577

Costco Wholesale Corp. (Food & Staples Retailing)	49	18,232

Danaher Corp. (Health Care Equipment & Services)	80	20,315

Deere & Co. (Capital Goods)	200	74,170

Domino’s Pizza Inc. (Consumer Services)	137	57,861

	Shares	Value
COMMON STOCKS - 97.1% (continued)

United States - 40.7% (continued)

eBay Inc. (Retailing)	1,273	$71,021

Ecolab Inc. (Materials)	84	18,826

Edwards Lifesciences Corp. (Health Care Equipment & Services)*	212	20,250

Emerson Electric Co. (Capital Goods)	666	60,266

EnerSys (Capital Goods)	200	18,316

EPAM Systems Inc. (Software & Services)*	59	27,007

Estee Lauder Cos., Inc., Class A (Household & Personal Products)	73	22,907

Etsy Inc. (Retailing)*	183	36,379

Exxon Mobil Corp. (Energy)	1,474	84,372

Facebook Inc., Class A (Media & Entertainment)*	270	87,772

First Republic Bank (Banks)	119	21,806

Gartner Inc. (Software & Services)*	100	19,588

Guidewire Software Inc. (Software & Services)*	152	16,038

Healthcare Services Group Inc. (Commercial & Professional Services)	622	18,629

HEICO Corp. (Capital Goods)	290	40,832

Honeywell International Inc. (Capital Goods)	314	70,035

IDEXX Laboratories Inc. (Health Care Equipment & Services)*	70	38,429

Illumina Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	60	23,570

Intuitive Surgical Inc. (Health Care Equipment & Services)*	21	18,165

IPG Photonics Corp. (Technology Hardware & Equipment)*	95	20,625

IQVIA Holdings Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	100	23,469

Johnson & Johnson (Pharmaceuticals, Biotechnology & Life Sciences)	501	81,528

JPMorgan Chase & Co. (Banks)	641	98,592

Linde plc (Materials)†	169	48,392

Mastercard Inc., Class A (Software & Services)	230	87,874

McDonald’s Corp. (Consumer Services)	85	20,067

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments (continued)

April 30, 2021 (unaudited)

	Shares	Value
COMMON STOCKS - 97.1% (continued)

United States - 40.7% (continued)

Merck & Co., Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	734	$54,683

Mettler-Toledo International Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	19	24,953

Microsoft Corp. (Software & Services)	363	91,541

Neurocrine Biosciences Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	445	42,048

NIKE Inc., Class B (Consumer Durables & Apparel)	156	20,689

Ollie’s Bargain Outlet Holdings Inc. (Retailing)*	255	23,529

Palo Alto Networks Inc. (Software & Services)*	52	18,376

PayPal Holdings Inc. (Software & Services)*	161	42,229

Penumbra Inc. (Health Care Equipment & Services)*	62	18,971

Planet Fitness Inc., Class A (Consumer Services)*	203	17,050

Procter & Gamble Co. (Household & Personal Products)	532	70,979

Reinsurance Group of America Inc. (Insurance)	697	90,979

Republic Services Inc. (Commercial & Professional Services)	185	19,665

ResMed Inc. (Health Care Equipment & Services)	81	15,226

Rollins Inc. (Commercial & Professional Services)	1,132	42,201

Roper Technologies Inc. (Capital Goods)	47	20,983

salesforce.com Inc. (Software & Services)*	130	29,942

Schlumberger NV (Energy)	698	18,881

Sensata Technologies Holding plc (Capital Goods)*	328	18,939

ServiceNow Inc. (Software & Services)*	54	27,344

Signature Bank (Banks)	150	37,726

Starbucks Corp. (Consumer Services)	578	66,175

Stryker Corp. (Health Care Equipment & Services)	73	19,172

SVB Financial Group (Banks)*	102	58,327

Synopsys Inc. (Software & Services)*	269	66,459

	Shares	Value
COMMON STOCKS - 97.1% (continued)

United States - 40.7% (continued)

Texas Instruments Inc. (Semiconductors & Semiconductor Equipment)	115	$20,759

Thermo Fisher Scientific Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	60	28,214

UnitedHealth Group Inc. (Health Care Equipment & Services)	276	110,069

Verisk Analytics Inc. (Commercial & Professional Services)	249	46,862

Vertex Pharmaceuticals Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	433	94,481

Visa Inc., Class A (Software & Services)	76	17,751

Walt Disney Co. (Media & Entertainment)*	98	18,230

Workday Inc., Class A (Software & Services)*	140	34,580

Zoetis Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	261	45,161

		3,792,573

Total Common Stocks (Cost $6,431,516)		$9,038,760

PREFERRED STOCKS - 1.6%

Brazil - 0.3%

Banco Bradesco SA - ADR (Banks)*	3,143	13,671

Itau Unibanco Holding SA - Sponsored ADR, 0.62% (Banks)+	3,374	16,870

		30,541

Colombia - 0.1%

Bancolombia SA - Sponsored .ADR, 0.88% (Banks)+	360	10,775

Germany - 0.9%

Henkel AG & Co. KGaA, 1.95% (Household & Personal Products)+†	547	62,828

Sartorius AG, 0.16% (Health Care Equipment & Services)+†	33	18,617

		81,445

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments (continued)

April 30, 2021 (unaudited)

	Shares	Value
PREFERRED STOCKS - 1.6% (continued)

South Korea - 0.3%

Samsung Electronics Co., Ltd. - GDR, Reg S, 1.94% (Technology Hardware & Equipment)+†	17	$28,095

Total Preferred Stocks (Cost $132,228)		$150,856

SHORT TERM INVESTMENTS - 1.3%

Northern Institutional Funds - Treasury Portfolio (Premier Shares), 0.01% (Money Market Funds)	121,664	121,664

Total Short Term Investments (Cost $121,664)		$121,664

Total Investments - 100.0%

(Cost $6,685,408)		$9,311,280

Other Assets Less Liabilities - 0.0%		269

Net Assets - 100.0%		$9,311,549

Summary of Abbreviations

ADR	American Depositary Receipt

CDI	Chess Depositary Interest

GDR	Global Depositary Receipt

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 1.7% of net assets as of April 30, 2021, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

Industry	Percentage of Net Assets

Automobiles & Components	2.0%

Banks	9.9

Capital Goods	11.7

Commercial & Professional Services	3.2

Consumer Durables & Apparel	2.5

Consumer Services	3.0

Diversified Financials	0.3

Energy	3.3

Food & Staples Retailing	2.9

Food Beverage & Tobacco	2.5

Health Care Equipment & Services	6.6

Household & Personal Products	5.0

Insurance	2.3

Materials	4.0

Media & Entertainment	5.1

Pharmaceuticals, Biotechnology & Life Sciences	8.6

Real Estate	0.3

Retailing	4.5

Semiconductors & Semiconductor Equipment	2.4

Software & Services	11.6

Technology Hardware & Equipment	4.6

Transportation	1.5

Utilities	0.9

Money Market Fund	1.3

Total Investments	100.0

Other Assets Less Liabilities	0.0

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments

April 30, 2021 (unaudited)

	Shares	Value
COMMON STOCKS - 96.6%

Argentina - 0.2%

Globant SA (Software & Services)*	164	$37,586

Australia - 1.5%

BHP Group Ltd. (Materials)†	4,296	156,161

Cochlear Ltd. (Health Care Equipment & Services)†	451	77,191

		233,352

Brazil - 1.7%

Ambev SA - ADR (Food Beverage & Tobacco)	13,956	38,798

B3 SA - Brasil Bolsa Balcao (Diversified Financials)	2,900	27,494

Cia Brasileira de Distribuicao - ADR (Food & Staples Retailing)	6,733	49,959

Localiza Rent a Car SA (Transportation)*	3,100	36,695

Raia Drogasil SA (Food & Staples Retailing)*	7,000	33,891

Ultrapar Participacoes SA - Sponsored ADR (Energy)	10,307	39,991

WEG SA (Capital Goods)	6,200	39,960

		266,788

Canada - 1.6%

Alimentation Couche-Tard Inc.

(Food & Staples Retailing)	3,800	129,104

Imperial Oil Ltd. (Energy)	4,200	121,303

		250,407

Chile - 0.4%

Banco Santander Chile - ADR (Banks)	2,474	55,022

China - 11.9%

51job Inc. - ADR (Commercial & Professional Services)*	694	42,716

AAC Technologies Holdings Inc. (Technology Hardware & Equipment)†	5,000	27,689

Alibaba Group Holding Ltd. (Retailing)*†	1,344	38,825

Autohome Inc. - ADR (Media & Entertainment)	422	39,132

Baidu Inc., Class A (Media & Entertainment)*	1,350	35,767

China Merchants Bank Co., Ltd., Class A (Banks)†	5,300	43,118

China Tourism Group Duty Free Corp., Ltd., Class A (Retailing)†	800	38,362

Country Garden Services Holdings Co., Ltd. (Commercial & Professional Services)†	5,000	52,252

	Shares	Value
COMMON STOCKS - 96.6% (continued)

China - 11.9% (continued)

CSPC Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	39,600	$48,998

ENN Energy Holdings Ltd. (Utilities)†	4,300	73,208

Fuyao Glass Industry Group Co., Ltd., Class H (Automobiles & Components)^†	4,400	25,484

Glodon Co., Ltd., Class A (Software & Services)†	3,480	39,091

Gree Electric Appliances Inc. of Zhuhai, Class A (Consumer Durables & Apparel)†	3,300	30,516

Haitian International Holdings Ltd. (Capital Goods)†	14,400	58,612

Hangzhou Tigermed Consulting Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)† Inner Mongolia Yili Industrial Group Co., Ltd., Class A (Food Beverage & Tobacco)†	1,400 10,700	33,776 67,640

JD.com Inc., Class A (Retailing)*†	1,176	45,429

Jiangsu Expressway Co., Ltd., Class H (Transportation)†	32,000	37,660

Jiangsu Hengrui Medicine Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	2,720	35,287

Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A (Food Beverage & Tobacco)†	1,800	53,641

Kweichow Moutai Co., Ltd., Class A (Food Beverage & Tobacco)†	100	30,942

Meituan, Class B (Retailing)*^†	900	34,267

Midea Group Co., Ltd., Class A (Consumer Durables & Apparel)†	3,400	42,056

NetEase Inc. - ADR (Media & Entertainment)	610	68,357

New Oriental Education & Technology Group Inc. (Consumer Services)*†	2,490	38,274

Ping An Insurance Group Co. of China Ltd., Class A (Insurance)†	3,300	36,939

Sangfor Technologies Inc., Class A (Software & Services)†	1,100	46,427

SF Holding Co., Ltd., Class A (Transportation)†	3,800	37,746

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments (continued)

April 30, 2021 (unaudited)

	Shares	Value
COMMON STOCKS - 96.6% (continued)

China - 11.9% (continued)

Shanghai International Airport Co., Ltd., Class A (Transportation)†	2,900	$21,998

Shenzhen Inovance Technology Co., Ltd., Class A (Capital Goods)†	2,700	37,282

Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	2,000	43,759

Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	36,500	39,256

Songcheng Performance Development Co., Ltd., Class A (Consumer Services)†	11,800	39,573

Sunny Optical Technology Group Co., Ltd. (Technology Hardware & Equipment)†	1,700	41,021

Suofeiya Home Collection Co., Ltd., Class A (Consumer Durables & Apparel)†	11,600	52,157

TAL Education Group - ADR (Consumer Services)*	702	39,979

Tencent Holdings Ltd. (Media & Entertainment)†	600	47,984

TravelSky Technology Ltd., Class H (Software & Services)†	14,000	30,648

Trip.com Group Ltd. (Retailing)*	1,251	49,571

Wuliangye Yibin Co., Ltd., Class A (Food Beverage & Tobacco)†	1,300	57,177

WuXi AppTec Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	2,492	60,956

Wuxi Biologics Cayman Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*^†	3,000	42,080

Yonyou Network Technology Co., Ltd., Class A (Software & Services)†	4,700	23,997

		1,829,649

Colombia - 0.6%

Ecopetrol SA - Sponsored ADR (Energy)	3,713	43,925

Grupo Nutresa SA (Food Beverage & Tobacco)	7,328	41,977

		85,902

Czech Republic - 0.3%

Komercni banka AS (Banks)*†	1,394	42,262

	Shares	Value
COMMON STOCKS - 96.6% (continued)

Denmark - 1.5%

Chr Hansen Holding A/S (Materials)*†	741	$68,088

Coloplast A/S, Class B (Health Care Equipment & Services)†	399	66,020

Genmab A/S (Pharmaceuticals, Biotechnology & Life Sciences)*†	133	49,067

Novozymes A/S, Class B (Materials)†	598	42,538

		225,713

Egypt - 0.6%

Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	25,199	92,066

Finland - 0.6%

Kone OYJ, Class B (Capital Goods)†	601	47,229

Neste OYJ (Energy)†	665	40,348

		87,577

France - 6.0%

Air Liquide SA (Materials)†	763	128,512

Dassault Systemes SE (Software & Services)†	195	45,224

IPSOS (Media & Entertainment)†	2,319	96,571

Kering SA (Consumer Durables & Apparel)†	111	88,917

LISI (Capital Goods)*†	3,247	104,805

L’Oreal SA (Household & Personal Products)†	100	41,069

Rubis SCA (Utilities)†	3,302	154,991

Safran SA (Capital Goods)*†	590	88,059

Sartorius Stedim Biotech (Pharmaceuticals, Biotechnology & Life Sciences)†	103	47,325

Schneider Electric SE (Capital Goods)†	778	124,388

		919,861

Germany - 8.7%

adidas AG (Consumer Durables & Apparel)*†	99	30,572

Allianz SE, Reg S (Insurance)†	560	145,692

Bayerische Motoren Werke AG (Automobiles & Components)†	1,550	155,363

Bechtle AG (Software & Services)†	421	85,810

Brenntag AG (Capital Goods)†	1,927	173,030

Carl Zeiss Meditec AG (Bearer) (Health Care Equipment & Services)†	256	45,094

FUCHS PETROLUB SE (Materials)†	2,618	113,474

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments (continued)

April 30, 2021 (unaudited)

	Shares	Value
COMMON STOCKS - 96.6% (continued)

Germany - 8.7% (continued)

Infineon Technologies AG (Semiconductors & Semiconductor Equipment)†	1,274	$51,448

KWS Saat SE & Co. KGaA (Food Beverage & Tobacco)†	828	73,645

Nemetschek SE (Software & Services)†	528	39,352

SAP SE - Sponsored ADR (Software & Services)	757	105,935

Scout24 AG (Media & Entertainment)^†	1,202	100,124

Symrise AG (Materials)†	987	127,475

TeamViewer AG (Software & Services)*^†	1,870	88,924

		1,335,938

Hong Kong - 2.3%

AIA Group Ltd. (Insurance)†	9,200	116,954

ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)†	10,100	152,575

Sands China Ltd. (Consumer Services)*† Techtronic Industries Co., Ltd.	8,800	41,715

(Capital Goods)†	2,500	45,224

		356,468

India - 2.2%

Asian Paints Ltd. (Materials)† Dabur India Ltd. (Household &	998	34,112

Personal Products)†	5,182	37,633

Godrej Consumer Products Ltd. (Household & Personal Products)*†	3,680	34,320

Hero MotoCorp Ltd. (Automobiles & Components)†	1,194	45,430

ICICI Bank Ltd. - Sponsored ADR (Banks)*	3,149	51,329

Kotak Mahindra Bank Ltd. (Banks)*†	1,697	40,043

Pidilite Industries Ltd. (Materials)*†	2,251	55,092

Tata Consultancy Services Ltd. (Software & Services)†	1,001	40,991

		338,950

Indonesia - 0.4%

Astra International Tbk PT (Automobiles & Components)†	122,700	46,574

Unilever Indonesia Tbk PT (Household & Personal Products)†	53,600	22,261

		68,835

Italy - 1.8%

Amplifon SpA (Health Care Equipment & Services)*†	927	39,133

	Shares	Value
COMMON STOCKS - 96.6% (continued)

Italy - 1.8% (continued)

DiaSorin SpA (Health Care Equipment & Services)†	281	$47,715

FinecoBank Banca Fineco SpA (Banks)*†	2,153	37,148

Reply SpA (Software & Services)†	1,107	150,357

		274,353

Japan - 15.3%

ABC-Mart Inc. (Retailing)† Benefit One Inc. (Commercial &	1,840	98,401

Professional Services)†	2,200	55,254

BML Inc. (Health Care Equipment & Services)†	2,300	79,707

Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	2,600	97,691

Cosmos Pharmaceutical Corp. (Food & Staples Retailing)†	600	86,062

FANUC Corp. (Capital Goods)†	350	80,696

Fast Retailing Co., Ltd. (Retailing)†	40	32,860

Hakuhodo DY Holdings Inc. (Media & Entertainment)†	9,990	168,392

Kakaku.com Inc. (Media & Entertainment)†	2,900	78,862

Keyence Corp. (Technology Hardware & Equipment)†	100	48,094

Kobayashi Pharmaceutical Co., Ltd. (Household & Personal Products)†	800	71,407

Komatsu Ltd. (Capital Goods)†	5,040	147,929

Kubota Corp. (Capital Goods)†	6,700	157,640

M3 Inc. (Health Care Equipment & Services)†	500	34,582

Makita Corp. (Capital Goods)†	2,400	107,965

MISUMI Group Inc. (Capital Goods)†	2,200	62,026

Nitori Holdings Co., Ltd. (Retailing)†	800	143,380

Nomura Research Institute Ltd. (Software & Services)†	1,106	33,984

Rinnai Corp. (Consumer Durables & Apparel)†	1,200	120,613

Shimano Inc. (Consumer Durables & Apparel)†	170	38,893

Shionogi & Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	700	36,826

Shiseido Co., Ltd. (Household & Personal Products)†	600	43,547

SMC Corp. (Capital Goods)†	160	92,954

Stanley Electric Co., Ltd. (Automobiles & Components)†	4,815	137,984

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments (continued)

April 30, 2021 (unaudited)

	Shares	Value
COMMON STOCKS - 96.6% (continued)

Japan - 15.3% (continued)

Sugi Holdings Co., Ltd. (Food & Staples Retailing)†	1,755	$134,786

Sysmex Corp. (Health Care Equipment & Services)†	500	50,003

Unicharm Corp. (Household & Personal Products)†	2,800	108,512

		2,349,050

Mexico - 1.3%

Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	692	53,630

Grupo Financiero Banorte SAB de CV, Series O (Banks)	9,600	54,618

Wal-Mart de Mexico SAB de CV

(Food & Staples Retailing)	26,600	87,074

		195,322

Netherlands - 2.5%

Adyen NV (Software & Services)*^†	18	44,199

ASML Holding NV, Reg S (Semiconductors & Semiconductor Equipment)	212	137,397

Koninklijke Vopak NV (Energy)†	2,669	122,264

Prosus NV (Retailing)*†	757	82,082

		385,942

Norway - 0.3%

Tomra Systems ASA (Commercial & Professional Services)†	804	40,311

Pakistan - 0.4%

MCB Bank Ltd. (Banks)†	32,100	33,917

Oil & Gas Development Co., Ltd. (Energy)†	47,100	27,890

		61,807

Peru - 0.3%

Alicorp SAA (Food Beverage & Tobacco)	17,978	32,772

Credicorp Ltd. (Banks)	159	18,984

		51,756

Philippines - 2.0%

Bank of the Philippine Islands (Banks)†	27,440	47,190

BDO Unibank Inc. (Banks)†	18,870	40,401

International Container Terminal Services Inc. (Transportation)†	14,190	38,301

Robinsons Retail Holdings Inc. (Food & Staples Retailing)†	39,680	43,264

Security Bank Corp. (Banks)†	19,210	46,049

SM Prime Holdings Inc. (Real Estate)†	83,300	59,571

	Shares	Value
COMMON STOCKS - 96.6% (continued)

Philippines - 2.0% (continued)

Universal Robina Corp. (Food Beverage & Tobacco)†	9,040	$25,717

		300,493

Poland - 0.3%

ING Bank Slaski SA (Banks)*†	980	44,800

Russia - 1.1%

LUKOIL PJSC - Sponsored ADR (Energy)	603	46,576

Novatek PJSC - Sponsored GDR, Reg S (Energy)†	190	34,194

Sberbank of Russia PJSC - Sponsored ADR (Banks)†	3,389	53,322

Yandex NV, Class A (Media & Entertainment)*	541	35,462

		169,554

Saudi Arabia - 1.0%

Al Rajhi Bank (Banks)†	1,801	47,479

Jarir Marketing Co. (Retailing)†	724	38,425

Saudi National Bank (Banks)*†	4,522	68,497

		154,401

Singapore - 2.3%

DBS Group Holdings Ltd. (Banks)†	7,914	177,982

Oversea-Chinese Banking Corp., Ltd. (Banks)†	19,084	175,041

		353,023

South Africa - 0.2%

Discovery Ltd. (Insurance)*†	4,148	37,772

South Korea - 1.6%

Amorepacific Corp. (Household & Personal Products)†	223	54,162

Cheil Worldwide Inc. (Media & Entertainment)†	2,148	42,334

Coway Co., Ltd. (Consumer Durables & Apparel)†	524	31,491

LG Household & Health Care Ltd. (Household & Personal Products)†	29	40,062

NAVER Corp. (Media & Entertainment)†	111	35,769

NCSoft Corp. (Media & Entertainment)†	48	35,738

		239,556

Spain - 2.9%

Amadeus IT Group SA (Software & Services)*†	528	35,955

Banco Bilbao Vizcaya Argentaria SA (Banks)*†	18,242	102,215

Banco Santander SA - Sponsored ADR (Banks)*	48,713	185,596

Bankinter SA (Banks)†	16,713	91,596

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments (continued)

April 30, 2021 (unaudited)

	Shares	Value
COMMON STOCKS - 96.6% (continued)

Spain - 2.9% (continued)

Linea Directa Aseguradora SA Cia de Seguros y Reaseguros (Insurance)*	16,713	$32,752

		448,114

Sweden - 5.5%

Alfa Laval AB (Capital Goods)†	3,916	132,993

Assa Abloy AB, Class B (Capital Goods)†	5,185	147,840

Atlas Copco AB, Class A (Capital Goods)†	998	60,498

Epiroc AB, Class A (Capital Goods)†	5,368	116,381

Evolution Gaming Group AB (Consumer Services)^†	230	45,444

Hexagon AB, Class B (Technology Hardware & Equipment)†	1,069	101,947

Intrum AB (Commercial & Professional Services)†	2,391	82,348

Skandinaviska Enskilda Banken AB, Class A (Banks)†	12,667	162,532

		849,983

Switzerland - 5.0%

Alcon Inc. (Health Care Equipment & Services)*	1,961	147,918

Cie Financiere Richemont SA, Class A, Reg S (Consumer Durables & Apparel)†	1,343	137,807

Lonza Group AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)†	123	78,269

SGS SA, Reg S (Commercial & Professional Services)†	25	74,045

Sonova Holding AG, Reg S (Health Care Equipment & Services)*†	140	41,440

Straumann Holding AG, Reg S (Health Care Equipment & Services)†	31	44,457

Temenos AG, Reg S (Software & Services)†	306	44,971

VAT Group AG (Capital Goods)^†	207	59,287

Vifor Pharma AG (Pharmaceuticals, Biotechnology & Life Sciences)†	983	141,704

		769,898

Taiwan - 3.2%

Advantech Co., Ltd. (Technology Hardware & Equipment)†	6,998	88,849

Airtac International Group (Capital Goods)†	1,000	42,592

	Shares	Value
COMMON STOCKS - 96.6% (continued)

Taiwan - 3.2% (continued)

Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)†	21,000	$57,962

Hon Hai Precision Industry Co., Ltd. (Technology Hardware & Equipment)†	31,000	129,762

Largan Precision Co., Ltd. (Technology Hardware & Equipment)†	300	33,312

Silergy Corp. (Semiconductors & Semiconductor Equipment)†	500	52,975

Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	4,000	86,679

		492,131

Thailand - 0.4%

Siam Commercial Bank pcl, Reg S(Banks)†	16,000	53,954

Turkey - 0.2%

BIM Birlesik Magazalar AS (Food & Staples Retailing)†	4,402	34,550

United Arab Emirates - 0.3%

Emaar Properties PJSC (Real Estate)†	49,936	50,579

United Kingdom - 8.2%

Abcam plc (Pharmaceuticals, Biotechnology & Life Sciences)*†	1,734	36,730

Clarkson plc (Transportation)†	2,170	90,951

Coca-Cola HBC AG - CDI (Food Beverage & Tobacco)*†	1,189	41,112

Compass Group plc (Consumer Services)*†	1,938	42,070

Dechra Pharmaceuticals plc (Pharmaceuticals, Biotechnology & Life Sciences)†	2,000	111,397

Grafton Group plc (Capital Goods)†	6,261	103,126

Halma plc (Technology Hardware & Equipment)†	2,597	92,802

HomeServe plc (Commercial & Professional Services)†	9,991	150,909

Intertek Group plc (Commercial & Professional Services)†	804	68,136

Reckitt Benckiser Group plc (Household & Personal Products)†	777	69,260

Rio Tinto plc (Materials)†	1,986	166,906

Royal Dutch Shell plc, Class B - Sponsored ADR (Energy)	4,189	150,008

Spirax-Sarco Engineering plc (Capital Goods)†	248	40,458

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments (continued)

April 30, 2021 (unaudited)

	Shares	Value
COMMON STOCKS - 96.6% (continued)

United Kingdom - 8.2% (continued)

Standard Chartered plc (Banks)†	12,421	$89,153

		1,253,018

Total Common Stocks (Cost $11,116,301)		$14,836,743

PREFERRED STOCKS - 2.5%

Brazil - 0.5%

Banco Bradesco SA - ADR (Banks)*	9,420	40,978

Itau Unibanco Holding SA - Sponsored ADR, 0.62% (Banks)+	7,362	36,811

		77,789

Colombia - 0.3%

Bancolombia SA - Sponsored ADR, 0.88% (Banks)+	1,501	44,925

Germany - 1.3%

Henkel AG & Co. KGaA, 1.95% (Household & Personal Products)+†	1,348	154,831

Sartorius AG, 0.16% (Health Care Equipment & Services)+†	70	39,491

		194,322

South Korea - 0.4%

Samsung Electronics Co., Ltd. - GDR, Reg S, 1.94% (Technology Hardware & Equipment)+†	42	69,412

Total Preferred Stocks (Cost $327,160)		$386,448

SHORT TERM INVESTMENTS - 0.8%

Northern Institutional Funds - Treasury Portfolio (Premier Shares), 0.01% (Money Market Funds)	117,852	117,852

Total Short Term Investments (Cost $117,852)		$117,852

Total Investments - 99.9%

(Cost $11,561,313)		$15,341,043

Other Assets Less Liabilities - 0.1%		13,013

Net Assets - 100.0%		$15,354,056

Summary of Abbreviations

ADR	American Depositary Receipt

CDI	Chess Depositary Interest

GDR	Global Depositary Receipt

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.
†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.
^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 2.9% of net assets as of April 30, 2021, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

Industry	Percentage of Net Assets

Automobiles & Components	2.7%

Banks	12.9

Capital Goods	13.5

Commercial & Professional Services	3.7

Consumer Durables & Apparel	4.0

Consumer Services	1.6

Diversified Financials	0.2

Energy	4.1

Food & Staples Retailing	3.9

Food Beverage & Tobacco	3.4

Health Care Equipment & Services	4.6

Household & Personal Products	4.4

Insurance	2.4

Materials	5.8

Media & Entertainment	5.1

Pharmaceuticals, Biotechnology & Life Sciences	5.6

Real Estate	0.7

Retailing	3.9

Semiconductors & Semiconductor Equipment	3.5

Software & Services	5.8

Technology Hardware & Equipment	4.1

Transportation	1.7

Utilities	1.5

Money Market Fund	0.8

Total Investments	99.9

Other Assets Less Liabilities	0.1

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Research Portfolio

Portfolio of Investments

April 30, 2021 (unaudited)

	Shares	Value
COMMON STOCKS - 95.0%

Argentina - 0.5%

Globant SA (Software & Services)*	196	$44,919

Bangladesh - 0.5%

GrameenPhone Ltd. (Telecommunication Services)†	5,493	21,965

Square Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	10,847	27,065

		49,030

Brazil - 3.6%

Ambev SA - ADR (Food Beverage & Tobacco)	20,505	57,004

B3 SA - Brasil Bolsa Balcao (Diversified Financials)	3,300	31,286

Cia Brasileira de Distribuicao - ADR (Food & Staples Retailing)	8,181	60,703

Localiza Rent a Car SA (Transportation)*	3,800	44,981

Raia Drogasil SA (Food & Staples Retailing)*	8,000	38,733

Ultrapar Participacoes SA - Sponsored ADR (Energy)	11,420	44,310

WEG SA (Capital Goods)	7,200	46,404

		323,421

Chile - 1.1%

Banco Santander Chile - ADR (Banks)	4,331	96,321

China - 37.2%

51job Inc. - ADR (Commercial & Professional Services)*	721	44,378

AAC Technologies Holdings Inc. (Technology Hardware & Equipment)†	17,000	94,142

Alibaba Group Holding Ltd. (Retailing)*†	4,016	116,013

Autohome Inc. - ADR (Media & Entertainment)	442	40,987

Baidu Inc., Class A (Media & Entertainment)*	3,200	84,781

China Merchants Bank Co., Ltd., Class A (Banks)†	12,200	99,254

China Tourism Group Duty Free Corp., Ltd., Class A (Retailing)†	1,700	81,520

Country Garden Services Holdings Co., Ltd. (Commercial & Professional Services)†	5,000	52,252

CSPC Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	146,080	180,746

	Shares	Value
COMMON STOCKS - 95.0% (continued)

China - 37.2% (continued)

ENN Energy Holdings Ltd. (Utilities)†	9,000	$153,227

Fuyao Glass Industry Group Co., Ltd., Class H (Automobiles & Components)^†	8,400	48,651

Glodon Co., Ltd., Class A (Software & Services)†	3,400	38,192

Gree Electric Appliances Inc. of Zhuhai, Class A (Consumer Durables & Apparel)†	19,300	178,471

Haitian International Holdings Ltd. (Capital Goods)†	15,000	61,054

Hangzhou Tigermed Consulting Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	2,300	55,489

Hefei Meiya Optoelectronic Technology Inc., Class A (Capital Goods)†	3,700	27,370

Inner Mongolia Yili Industrial Group Co., Ltd., Class A (Food Beverage & Tobacco)†	11,300	71,433

JD.com Inc., Class A (Retailing)*†	3,302	127,556

Jiangsu Expressway Co., Ltd., Class H (Transportation)†	50,000	58,843

Jiangsu Hengrui Medicine Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	5,400	70,055

Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A (Food Beverage & Tobacco)†	2,200	65,561

Kweichow Moutai Co., Ltd., Class A (Food Beverage & Tobacco)†	100	30,942

Meituan, Class B (Retailing)*^†	1,900	72,342

Midea Group Co., Ltd., Class A (Consumer Durables & Apparel)†	14,700	181,829

NetEase Inc. - ADR (Media & Entertainment)	1,395	156,324

New Oriental Education & Technology Group Inc. (Consumer Services)*†	2,610	40,119

Ping An Insurance Group Co. of China Ltd., Class A (Insurance)†	14,800	165,668

Sangfor Technologies Inc., Class A (Software & Services)†	1,400	59,089

SF Holding Co., Ltd., Class A (Transportation)†	5,900	58,605

Shanghai International Airport Co., Ltd., Class A (Transportation)†	3,600	27,308

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Research Portfolio

Portfolio of Investments (continued)

April 30, 2021 (unaudited)

	Shares	Value
COMMON STOCKS - 95.0% (continued)

China - 37.2% (continued)

Shenzhen Inovance Technology Co., Ltd., Class A (Capital Goods)†	3,200	$44,186

Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	3,000	65,639

Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	45,000	48,398

Songcheng Performance Development Co., Ltd., Class A (Consumer Services)†	14,000	46,951

Sunny Optical Technology Group Co., Ltd. (Technology Hardware & Equipment)†	2,000	48,260

Suofeiya Home Collection Co., Ltd., Class A (Consumer Durables & Apparel)†	13,700	61,599

TAL Education Group - ADR (Consumer Services)*	835	47,553

Tencent Holdings Ltd. (Media & Entertainment)†	1,900	151,949

TravelSky Technology Ltd., Class H (Software & Services)†	23,000	50,350

Trip.com Group Ltd. (Retailing)*	1,311	51,949

Wuliangye Yibin Co., Ltd., Class A (Food Beverage & Tobacco)†	1,100	48,380

WuXi AppTec Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	2,856	69,860

Wuxi Biologics Cayman Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*^†	3,000	42,080

Yonyou Network Technology Co., Ltd., Class A (Software & Services)†	5,500	28,082

		3,347,437

Colombia - 2.0%

Ecopetrol SA - Sponsored ADR (Energy)	13,800	163,254

Grupo Nutresa SA (Food Beverage & Tobacco)	3,657	20,948

		184,202

Czech Republic - 0.8%

Komercni banka AS (Banks)*†	2,407	72,973

Egypt - 0.5%

Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	11,703	42,758

	Shares	Value
COMMON STOCKS - 95.0% (continued)

India - 4.5%

Asian Paints Ltd. (Materials)†	1,186	$40,538

Dabur India Ltd. (Household & Personal Products)†	6,102	44,315

Godrej Consumer Products Ltd. (Household & Personal Products)*†	2,406	22,438

Hero MotoCorp Ltd. (Automobiles & Components)†	2,039	77,582

ICICI Bank Ltd. - Sponsored ADR (Banks)*	4,150	67,645

Kotak Mahindra Bank Ltd. (Banks)*†	1,950	46,013

Pidilite Industries Ltd. (Materials)*†	2,034	49,781

Tata Consultancy Services Ltd. (Software & Services)†	1,502	61,507

		409,819

Indonesia - 1.0%

Astra International Tbk PT (Automobiles & Components)†	116,400	44,183

Unilever Indonesia Tbk PT (Household & Personal Products)†	105,000	43,607

		87,790

Kazakhstan - 0.3%

Halyk Savings Bank of Kazakhstan JSC - GDR, Reg S(Banks)†	1,610	23,056

Kenya - 0.3%

Safaricom plc (Telecommunication Services)†	62,300	23,310

Malaysia - 0.5%

Dialog Group Bhd. (Energy)†	63,800	47,317

Mexico - 5.5%

Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	2,324	180,110

Grupo Financiero Banorte SAB de CV, Series O (Banks)	23,100	131,425

Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	57,000	186,586

		498,121

Morocco - 1.0%

Attijariwafa Bank (Banks)†	1,345	64,639

Maroc Telecom (Telecommunication Services)†	1,491	22,999

		87,638

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Research Portfolio

Portfolio of Investments (continued)

April 30, 2021 (unaudited)

	Shares	Value
COMMON STOCKS - 95.0% (continued)

Nigeria - 0.5%

Guaranty Trust Bank plc (Banks)†	261,863	$19,283

Zenith Bank plc (Banks)†	414,394	22,558

		41,841

Pakistan - 0.4%

MCB Bank Ltd. (Banks)†	17,600	18,596

Oil & Gas Development Co., Ltd. (Energy)†	27,700	16,403

		34,999

Peru - 0.6%

Alicorp SAA (Food Beverage & Tobacco)	9,214	16,796

Credicorp Ltd. (Banks)	326	38,924

		55,720

Philippines - 3.9%

Bank of the Philippine Islands (Banks)†	26,900	46,261

BDO Unibank Inc. (Banks)†	30,810	65,965

International Container Terminal Services Inc. (Transportation)†	24,950	67,345

Jollibee Foods Corp. (Consumer Services)†	6,330	23,138

Robinsons Retail Holdings Inc. (Food & Staples Retailing)†	24,910	27,160

Security Bank Corp. (Banks)†	10,700	25,650

SM Prime Holdings Inc. (Real Estate)†	72,700	51,990

Universal Robina Corp. (Food Beverage & Tobacco)†	15,950	45,374

		352,883

Poland - 0.3%

ING Bank Slaski SA (Banks)*†	505	23,086

Romania - 0.5%

Banca Transilvania SA (Banks)†	35,213	21,404

Societatea Nationala de Gaze Naturale ROMGAZ SA (Energy)†	3,372	26,788

		48,192

Russia - 4.3%

LUKOIL PJSC - Sponsored ADR (Energy)	1,778	137,333

Novatek PJSC - Sponsored GDR, Reg S (Energy)†	501	90,163

Sberbank of Russia PJSC - Sponsored ADR (Banks)†	7,465	117,453

Yandex NV, Class A (Media & Entertainment)*	643	42,148

		387,097

Saudi Arabia - 3.2%

Al Rajhi Bank (Banks)†	2,128	56,099

	Shares	Value
COMMON STOCKS - 95.0% (continued)

Saudi Arabia - 3.2% (continued)

Bupa Arabia for Cooperative Insurance Co. (Insurance)*†	1,690	$52,082

Jarir Marketing Co. (Retailing)†	1,292	68,571

Mouwasat Medical Services Co. (Health Care Equipment & Services)†	471	22,258

Saudi National Bank (Banks)*†	5,813	88,052

		287,062

South Africa - 1.0%

Clicks Group Ltd. (Food & Staples Retailing)†	1,322	22,067

Discovery Ltd. (Insurance)*†	7,600	69,207

		91,274

South Korea - 6.4%

Amorepacific Corp. (Household & Personal Products)†	235	57,076

Cheil Worldwide Inc. (Media & Entertainment)†	3,865	76,173

Coway Co., Ltd. (Consumer Durables & Apparel)†	1,180	70,915

LG Household & Health Care Ltd. (Household & Personal Products)†	106	146,436

NAVER Corp. (Media & Entertainment)†	181	58,326

NCSoft Corp. (Media & Entertainment)†	228	169,757

		578,683

Taiwan - 8.5%

Advantech Co., Ltd. (Technology Hardware & Equipment)†	5,499	69,817

Airtac International Group (Capital Goods)†	1,200	51,110

Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)†	27,000	74,523

Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	4,000	77,022

Hon Hai Precision Industry Co., Ltd. (Technology Hardware & Equipment)†	42,000	175,807

Largan Precision Co., Ltd. (Technology Hardware & Equipment)†	700	77,728

Silergy Corp. (Semiconductors & Semiconductor Equipment)†	600	63,570

Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	8,000	173,358

		762,935

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Research Portfolio

Portfolio of Investments (continued)

April 30, 2021 (unaudited)

	Shares	Value
COMMON STOCKS - 95.0% (continued)

Thailand - 1.7%

Bumrungrad Hospital pcl, Reg S (Health Care Equipment & Services)†	10,600	$45,617

Siam Commercial Bank pcl, Reg S (Banks)†	32,000	107,908

		153,525

Turkey - 1.0%

BIM Birlesik Magazalar AS (Food & Staples Retailing)†	11,148	87,497

United Arab Emirates - 0.6%

Emaar Properties PJSC (Real Estate)†	53,031	53,714

Vietnam - 2.8%

Bank for Foreign Trade of Vietnam JSC (Banks)†	15,240	66,140

Hoa Phat Group JSC (Materials)†	46,716	117,266

Saigon Beer Alcohol Beverage Corp. (Food Beverage & Tobacco)†	2,320	16,841

Vietnam Dairy Products JSC (Food Beverage & Tobacco)†	11,810	47,765

		248,012

Total Common Stocks (Cost $6,894,111)		$8,544,632

PREFERRED STOCKS - 3.9%

Brazil - 1.5%

Banco Bradesco SA - ADR (Banks)*	21,930	95,394

Itau Unibanco Holding SA - Sponsored ADR, 0.62% (Banks)+	8,370	41,850

		137,244

Colombia - 0.4%

Bancolombia SA - Sponsored ADR, 0.88% (Banks)+	1,139	34,090

South Korea - 2.0%

Samsung Electronics Co., Ltd. - GDR, Reg S, 1.94% (Technology Hardware & Equipment)+†	108	178,488

Total Preferred Stocks (Cost $281,879)		$349,822

	Shares	Value
SHORT TERM INVESTMENTS - 0.3%

Northern Institutional Funds - Treasury Portfolio (Premier Shares), 0.01% (Money Market Funds)	27,953	27,953

Total Short Term Investments (Cost $27,953)		$27,953

Total Investments - 99.2%

(Cost $7,203,943)		$8,922,407

Other Assets Less Liabilities - 0.8%		74,280

Net Assets - 100.0%		$8,996,687

Summary of Abbreviations

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.
†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.
^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 1.8% of net assets as of April 30, 2021, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Research Portfolio

Portfolio of Investments (continued)

April 30, 2021 (unaudited)

Industry	Percentage of Net Assets

Automobiles & Components	1.9%

Banks	17.0

Capital Goods	2.6

Commercial & Professional Services	1.1

Consumer Durables & Apparel	7.1

Consumer Services	1.7

Diversified Financials	0.3

Energy	5.8

Food & Staples Retailing	4.7

Food Beverage & Tobacco	6.7

Health Care Equipment & Services	0.7

Household & Personal Products	3.5

Insurance	3.2

Materials	2.3

Media & Entertainment	8.7

Pharmaceuticals, Biotechnology & Life Sciences	5.5

Real Estate	1.2

Retailing	5.7

Semiconductors & Semiconductor Equipment	3.5

Software & Services	3.1

Technology Hardware & Equipment	7.2

Telecommunication Services	0.8

Transportation	2.9

Utilities	1.7

Money Market Fund	0.3

Total Investments	99.2

Other Assets Less Liabilities	0.8

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Chinese Equity Portfolio

Portfolio of Investments

April 30, 2021 (unaudited)

	Shares	Value
COMMON STOCKS - 96.3%

China - 83.5%

Alibaba Group Holding Ltd. (Retailing)*†	15,700	$453,535

Autohome Inc. - ADR (Media & Entertainment)	1,123	104,136

Baidu Inc., Class A (Media & Entertainment)*	3,408	90,292

China Tourism Group Duty Free Corp., Ltd., Class A (Retailing)†	3,900	187,017

Country Garden Services Holdings Co., Ltd. (Commercial & Professional Services)†	8,000	83,604

CSPC Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	70,000	86,612

ENN Energy Holdings Ltd. (Utilities)†	3,500	59,588

Foshan Haitian Flavouring & Food Co., Ltd., Class A (Food Beverage & Tobacco)†	2,300	60,126

Gree Electric Appliances Inc. of Zhuhai, Class A (Consumer Durables & Apparel)†	9,000	83,225

Haitian International Holdings Ltd. (Capital Goods)†	34,040	138,551

Hangzhou Tigermed Consulting Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	4,200	101,328

Hefei Meiya Optoelectronic Technology Inc., Class A (Capital Goods)†	2,400	17,754

Inner Mongolia Yili Industrial Group Co., Ltd., Class A (Food Beverage & Tobacco)†	8,600	54,365

JD.com Inc., Class A (Retailing)*†	2,500	96,575

Jiangsu Hengrui Medicine Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	5,700	73,947

Midea Group Co., Ltd., Class A (Consumer Durables & Apparel)†	7,900	97,718

NetEase Inc. (Media & Entertainment)†	4,300	96,185

New Oriental Education & Technology Group Inc. (Consumer Services)*†	4,243	65,220

Ping An Insurance Group Co. of China Ltd., Class H (Insurance)†	3,500	38,241

Sangfor Technologies Inc., Class A (Software & Services)†	829	34,989

	Shares	Value
COMMON STOCKS - 96.3% (continued)

China - 83.5% (continued)

SF Holding Co., Ltd., Class A (Transportation)†	9,300	$92,378

Shanghai International Airport Co., Ltd., Class A (Transportation)†	6,200	47,031

Shenzhen Inovance Technology Co., Ltd., Class A (Capital Goods)†	4,400	60,755

Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	4,200	91,894

Sunny Optical Technology Group Co., Ltd. (Technology Hardware & Equipment)†	4,600	110,997

Suofeiya Home Collection Co., Ltd., Class A (Consumer Durables & Apparel)†	16,600	74,639

Tencent Holdings Ltd. (Media & Entertainment)†	3,700	295,900

TravelSky Technology Ltd., Class H (Software & Services)†	46,000	100,700

Trip.com Group Ltd. (Retailing)*	1,496	59,279

Wuliangye Yibin Co., Ltd., Class A (Food Beverage & Tobacco)†	2,700	118,751

WuXi AppTec Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	6,800	166,333

Wuxi Biologics Cayman Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*^†	12,500	175,335

Yonyou Network Technology Co., Ltd., Class A (Software & Services)†	9,300	47,483

		3,464,483

Hong Kong - 6.5%

AIA Group Ltd. (Insurance)†	10,000	127,124

Techtronic Industries Co., Ltd. (Capital Goods)†	8,000	144,718

		271,842

Taiwan - 6.3%

Airtac International Group (Capital Goods)†	4,000	170,367

Silergy Corp. (Semiconductors & Semiconductor Equipment)†	850	90,057

		260,424

Total Common Stocks (Cost $3,769,207)		$3,996,749

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Chinese Equity Portfolio

Portfolio of Investments

April 30, 2021 (unaudited)

	Shares	Value
SHORT TERM INVESTMENTS - 1.0%

Northern Institutional Funds - Treasury Portfolio (Premier Shares), 0.01% (Money Market Funds)	40,719	$40,719

Total Short Term Investments (Cost $40,719)		$40,719

Total Investments - 97.3%

(Cost $3,809,926)		$4,037,468

Other Assets Less Liabilities - 2.7%		113,437

Net Assets - 100.0%		$4,150,905

Summary of Abbreviations

ADR	American Depositary Receipt

*	Non-income producing security.
†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.
^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 4.2% of net assets as of April 30, 2021, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

Industry	Percentage of Net Assets

Capital Goods	12.8%

Commercial & Professional Services	2.0

Consumer Durables & Apparel	8.4

Consumer Services	1.6

Food Beverage & Tobacco	5.6

Insurance	4.0

Media & Entertainment	14.1

Pharmaceuticals, Biotechnology & Life Sciences	14.5

Retailing	19.2

Semiconductors & Semiconductor Equipment	2.2

Software & Services	4.4

Technology Hardware & Equipment	2.7

Transportation	3.4

Utilities	1.4

Money Market Fund	1.0

Total Investments	97.3

Other Assets Less Liabilities	2.7

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Assets and Liabilities

April 30, 2021 (Unaudited)

	Global Equity Portfolio	International Equity Portfolio	International Small Companies Portfolio

ASSETS:
Investments (cost $1,186,931,283, $12,841,664,061 and $367,161,059, respectively)	$1,696,145,851	$20,406,312,715	$520,363,089
Dividends and interest receivable	970,922	39,428,957	1,096,885
Foreign currency (cost $0, $0 and $697,729, respectively)	—	—	697,266
Receivable for investments sold	25,005,432	—	—
Receivable for Fund shares sold	1,533,445	26,639,295	832,182
Tax reclaims receivable	428,248	24,383,320	239,133
Prepaid expenses	350,125	4,615,151	144,849
Total Assets:	1,724,434,023	20,501,379,438	523,373,404

LIABILITIES:
Payable to Investment Adviser	(1,048,342)	(11,186,849)	(414,745)
Payable for investments purchased	(1,470,272)	(18,885,489)	(2,363,090)
Payable for Fund shares redeemed	(12,777,191)	(21,883,149)	(91,487)
Payable for directors’ fees and expenses	(8,475)	(110,892)	(2,488)
Payable for distribution fees	—	(231,820)	(27,261)
Deferred capital gains tax	—	—	(373,104)
Other liabilities	(770,061)	(9,395,075)	(258,301)
Total Liabilities	(16,074,341)	(61,693,274)	(3,530,476)
Net Assets	$1,708,359,682	$20,439,686,164	$519,842,928

ANALYSIS OF NET ASSETS:
Paid in capital	$986,746,714	$13,086,674,493	$369,716,322
Distributable earnings	721,612,968	7,353,011,671	150,126,606
Net Assets	$1,708,359,682	$20,439,686,164	$519,842,928

Net Assets:
Institutional Class	$1,270,944,223	$17,285,845,700	$473,402,458
Institutional Class Z	379,732,225	2,776,252,376	—
Investor Class	—	377,588,088	46,440,470
Advisor Class	57,683,234	—	—
Total Shares Outstanding:
Institutional Class (500,000,000, 700,000,000 and 500,000,000, respectively, $.001 par value shares authorized)	25,561,333	589,919,398	22,609,189
Institutional Class Z (200,000,000, 300,000,000 and —, respectively, $.001 par value shares authorized)	7,637,053	94,770,895	—
Investor Class (—, 100,000,000 and 400,000,000, respectively, $.001 par value shares authorized)	—	12,896,142	2,243,808
Advisor Class (400,000,000, — and —, respectively, $.001 par value shares authorized)	1,161,461	—	—
Net Asset Value, Offering Price and Redemption Price Per Share:
Institutional Class	$49.72	$29.30	$20.94
Institutional Class Z	49.72	29.29	—
Investor Class	—	29.28	20.70
Advisor Class	49.66	—	—

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Assets and Liabilities (continued)

April 30, 2021 (Unaudited)

	Institutional Emerging Markets Portfolio	Emerging Markets Portfolio	Frontier Emerging Markets Portfolio

ASSETS:
Investments (cost $4,388,981,451, $2,750,172,635 and $188,988,442, respectively)	$6,777,947,999	$4,579,608,814	$234,544,064
Dividends and interest receivable	8,501,080	5,753,687	1,211,291
Foreign currency (cost $0, $0 and $1,518,232, respectively)	—	—	1,492,588
Receivable for investments sold	8,689,737	5,872,385	1,134,782
Receivable for Fund shares sold	4,586,078	3,685,628	42,165
Tax reclaims receivable	53,353	36,131	—
Prepaid expenses	2,241,036	2,081,637	79,404
Total Assets:	6,802,019,283	4,597,038,282	238,504,294

LIABILITIES:
Payable to Investment Adviser	(6,140,026)	(4,210,783)	(262,432)
Payable for investments purchased	(8,167,421)	(5,002,554)	(658,159)
Payable for Fund shares redeemed	(6,097,656)	(8,072,647)	(120,218)
Payable for directors’ fees and expenses	(36,491)	(24,844)	(1,297)
Payable for distribution fees	—	—	(16,492)
Deferred capital gains tax	(9,238,937)	(5,875,020)	(599,697)
Other liabilities	(3,653,506)	(4,150,519)	(183,155)
Total Liabilities	(33,334,037)	(27,336,367)	(1,841,450)
Net Assets	$6,768,685,246	$4,569,701,915	$236,662,844

ANALYSIS OF NET ASSETS:
Paid in capital	$4,503,418,317	$2,670,330,867	$311,464,618
Distributable earnings	2,265,266,929	1,899,371,048	(74,801,774)
Net Assets	$6,768,685,246	$4,569,701,915	$236,662,844

Net Assets:
Institutional Class	$5,921,810,680	$—	$—
Institutional Class I	—	—	89,488,739
Institutional Class II	—	—	136,700,826
Institutional Class Z	846,874,566	—	—
Investor Class	—	—	10,473,279
Advisor Class	—	4,569,701,915	—
Total Shares Outstanding:
Institutional Class (500,000,000, — and —, respectively, $.001 par value shares authorized)	223,933,677	—	—
Institutional Class I (—, — and 400,000,000, respectively, $.001 par value shares authorized)	—	—	11,252,356
Institutional Class II (—, — and 200,000,000, respectively, $.001 par value shares authorized)	—	—	17,103,883
Institutional Class Z (500,000,000, — and —, respectively, $.001 par value shares authorized)	31,963,072	—	—
Investor Class (—, — and 400,000,000, respectively, $.001 par value shares authorized)	—	—	1,322,134
Advisor Class (—, 500,000,000 and —, respectively, $.001 par value shares authorized)	—	66,136,069	—
Net Asset Value, Offering Price and Redemption Price Per Share:
Institutional Class	$26.44	$—	$—
Institutional Class I	—	—	7.95
Institutional Class II	—	—	7.99
Institutional Class Z	26.50	—	—
Investor Class	—	—	7.92
Advisor Class	—	69.10	—

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Assets and Liabilities (continued)

April 30, 2021 (Unaudited)

	Global Equity Research Portfolio	International Equity Research Portfolio	Emerging Markets Research Portfolio	Chinese Equity Portfolio
ASSETS:
Investments (cost $6,685,408, $11,561,313, $7,203,943 and $3,809,926, respectively)	$9,311,280	$15,341,043	$8,922,407	$4,037,468
Dividends and interest receivable	14,624	31,211	15,700	678
Foreign currency (cost $0, $0, $23,627 and $7,277, respectively)	—	—	23,098	7,276
Receivable for investments sold	2,410	11,208	55,610	—
Receivable for Fund shares sold	—	6,297	—	—
Tax reclaims receivable	2,242	11,100	10	—
Capital gain tax refund receivable	243	185	1,699	—
Prepaid offering fees	—	—	—	102,658
Prepaid expenses	21,164	18,673	20,544	30,600
Total Assets:	9,351,963	15,419,717	9,039,068	4,178,680

LIABILITIES:
Payable to Investment Adviser	(5,320)	(8,788)	(7,397)	(3,210)
Payable for directors’ fees and expenses	(39)	(70)	(40)	(79)
Payable to Custodian	(81)	(237)	—	—
Deferred capital gains tax	(3,744)	(8,961)	(14,143)	—
Other liabilities	(31,230)	(47,605)	(20,801)	(24,486)
Total Liabilities	(40,414)	(65,661)	(42,381)	(27,775)
Net Assets	$9,311,549	$15,354,056	$8,996,687	$4,150,905

ANALYSIS OF NET ASSETS:
Paid in capital	$6,115,186	$10,683,195	$6,895,304	$3,915,500
Distributable earnings	3,196,363	4,670,861	2,101,383	235,405
Net Assets	$9,311,549	$15,354,056	$8,996,687	$4,150,905

Net Assets:
Institutional Class	$9,311,549	$15,354,056	$8,996,687	$4,150,905
Total Shares Outstanding:
Institutional Class (400,000,000, 400,000,000, 400,000,000 and 500,000,000, respectively, $.001 par value shares authorized)	594,183	1,061,915	667,566	386,982
Net Asset Value, Offering Price and Redemption Price Per Share:
Institutional Class	$15.67	$14.46	$13.48	$10.73

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Operations

Six Months Ended April 30, 2021 (unaudited)

	Global Equity Portfolio	International Equity Portfolio	International Small Companies Portfolio	Institutional Emerging Markets Portfolio	Emerging Markets Portfolio

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $319,167, $21,434,682, $259,450, $5,582,965 and $4,283,914, respectively)	$5,305,617	$180,585,594	$2,997,538	$35,933,997	$23,892,766
Total investment income	5,305,617	180,585,594	2,997,538	35,933,997	23,892,766

EXPENSES
Investment advisory fees (Note 3)	5,976,830	64,696,944	2,256,889	36,392,854	24,915,335
Administration fees (Note 3)	254,560	3,019,590	74,922	1,023,067	696,645
Distribution fees, Investor Class	—	463,668	55,560	—	—
Custody and accounting fees (Note 3)	96,160	937,838	79,174	833,513	588,641
Directors’ fees and expenses	21,693	256,672	5,804	85,775	58,732
Transfer agent fees and expenses (Note 3)	4,971	260,501	2,783	30,872	275,101
Printing and postage fees	24,729	445,669	10,860	173,804	180,059
State registration filing fees	29,234	45,461	15,929	24,105	17,221
Professional fees	51,774	205,843	34,413	85,488	70,320
Shareholder servicing fees (Note 3)	576,805	6,845,320	160,744	2,600,379	3,209,074
Compliance and Treasurer officers’ fees and expenses (Note 3)	1,871	22,131	501	7,384	5,051
Other fees and expenses	36,209	410,520	12,714	138,405	106,668
Total Expenses	7,074,836	77,610,157	2,710,293	41,395,646	30,122,847
Less Waiver of investment advisory fee and/or reimbursement of other operating expenses (Note 3)	(13,326)	—	(59,551)	(3,210,199)	(672,075)
Net expenses	7,061,510	77,610,157	2,650,742	38,185,447	29,450,772
Net investment income (loss)	(1,755,893)	102,975,437	346,796	(2,251,450)	(5,558,006)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)
Investment transactions	221,253,453	325,650,912	7,297,285	180,309,322	175,408,912
Foreign currency transactions	(279,100)	283,803	(11,227)	24,319	60,086
Net realized gain	220,974,353	325,934,715	7,286,058	180,333,641	175,468,998
Change in unrealized appreciation (depreciation)
Investments (net of increase (decrease) in deferred foreign taxes of $—, $—, $(375,777), $(6,047,852) and $(4,156,197), respectively)	114,320,370	3,507,934,555	78,507,816	1,195,114,091	759,187,632
Translation of assets and liabilities denominated in foreign currencies	13,009	7,238	5,050	31,881	22,244
Net change in unrealized appreciation	114,333,379	3,507,941,793	78,512,866	1,195,145,972	759,209,876
Net realized and unrealized gain	335,307,732	3,833,876,508	85,798,924	1,375,479,613	934,678,874

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$333,551,839	$3,936,851,945	$86,145,720	$1,373,228,163	$929,120,868

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Operations (continued)

Six Months Ended April 30, 2021 (unaudited)

	Frontier Emerging Markets Portfolio	Global Equity Research Portfolio	International Equity Research Portfolio	Emerging Markets Research Portfolio	Chinese Equity Portfolio(1)

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $302,293, $4,347, $12,541, $11,571 and $123, respectively)	$3,127,532	$56,250	$102,957	$67,006	$8,781
Total investment income	3,127,532	56,250	102,957	67,006	8,781

EXPENSES
Investment advisory fees (Note 3)	1,517,365	30,340	51,395	43,637	13,522
Administration fees (Note 3)	39,802	6,303	7,235	6,312	4,335
Distribution fees, Investor Class	13,613	—	—	—	—
Custody and accounting fees (Note 3)	90,831	4,517	14,779	6,916	4,431
Directors’ fees and expenses	2,994	120	203	122	103
Transfer agent fees and expenses (Note 3)	2,472	239	289	249	239
Printing and postage fees	6,033	100	189	99	833
State registration filing fees	22,737	10,130	9,231	10,199	7,525
Professional fees	21,332	19,079	18,804	20,857	11,910
Shareholder servicing fees (Note 3)	37,550	—	6,598	—	—
Compliance and Treasurer officers’ fees and expenses (Note 3)	259	10	17	10	10
Offering fees	—	—	—	—	49,665
Other fees and expenses	10,416	2,122	2,205	2,063	1,707
Total Expenses	1,765,404	72,960	110,945	90,464	94,280
Less Waiver of investment advisory fee and/or reimbursement of other operating expenses (Note 3)	(109,803)	(38,287)	(55,880)	(40,282)	(77,922)
Net expenses	1,655,601	34,673	55,065	50,182	16,358
Net investment income (loss)	1,471,931	21,577	47,892	16,824	(7,577)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)
Investment transactions	8,502,710	563,839	988,533	433,974	16,532
Foreign currency transactions	(24,891)	72	(354)	(1,018)	(1,090)
Net realized gain	8,477,819	563,911	988,179	432,956	15,442
Change in unrealized appreciation (depreciation)
Investments (net of increase (decrease) in deferred foreign taxes of $(91,730), $(645), $706, $(8,902) and $—, respectively)	23,873,877	1,338,558	2,026,802	1,180,325	227,542
Translation of assets and liabilities denominated in foreign currencies	(28,813)	(14)	—	(390)	(2)
Net change in unrealized appreciation	23,845,064	1,338,544	2,026,802	1,179,935	227,540
Net realized and unrealized gain	32,322,883	1,902,455	3,014,981	1,612,891	242,982

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$33,794,814	$1,924,032	$3,062,873	$1,629,715	$235,405

(1) For the period from December 16, 2020 (commencement of operations) through April 30, 2021.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets

For the Six Months Ended April 30, 2021 (unaudited) and the Fiscal Year Ended October 31, 2020

	Global Equity Portfolio		International Equity Portfolio		International Small Companies Portfolio
	2021	2020	2021	2020	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(1,755,893)	$(1,352,788)	$102,975,437	$159,954,853	$346,796	$1,559,394
Net realized gain (loss) on investments and foreign currency transactions	220,974,353	110,956,573	325,934,715	(443,646,886)	7,286,058	(4,067,129)
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	114,333,379	72,903,102	3,507,941,793	1,117,466,328	78,512,866	35,452,939
Net increase in net assets resulting from operations	333,551,839	182,506,887	3,936,851,945	833,774,295	86,145,720	32,945,204
DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(65,209,713)	(4,316,797)	(123,781,067)	(230,105,321)	(609,751)	(1,807,612)
Institutional Class Z	(17,916,242)	(1,747,501)	(21,728,233)	(34,291,239)	—	—
Investor Class	—	—	(1,685,706)	(5,139,836)	(12,869)	(315,070)
Advisor Class	(3,368,857)	(135,973)	—	—	—	—
Total distributions to shareholders	(86,494,812)	(6,200,271)	(147,195,006)	(269,536,396)	(622,620)	(2,122,682)
TRANSACTIONS IN SHARES OF COMMON STOCK
Institutional Class	41,070,160	243,439,192	485,609,948	(630,807,060)	59,440,016	36,814,201
Institutional Class Z	38,799,043	7,571,877	100,535,051	135,625,446	—	—
Investor Class	—	—	(35,706,783)	(70,443,766)	(1,982,601)	(20,120,767)
Advisor Class	(4,739,929)	(3,444,298)	—	—	—	—
Net Increase (Decrease) in net assets from portfolio share transactions	75,129,274	247,566,771	550,438,216	(565,625,380)	57,457,415	16,693,434
NET INCREASE (DECREASE) IN NET ASSETS	322,186,301	423,873,387	4,340,095,155	(1,387,481)	142,980,515	47,515,956
NET ASSETS
At beginning of period	1,386,173,381	962,299,994	16,099,591,009	16,100,978,490	376,862,413	329,346,457
At end of period	$1,708,359,682	$1,386,173,381	$20,439,686,164	$16,099,591,009	$519,842,928	$376,862,413
See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets (continued)

For the Six Months Ended April 30, 2021 (unaudited) and the Fiscal Year Ended October 31, 2020

	Institutional Emerging Markets Portfolio		Emerging Markets Portfolio		Frontier Emerging Markets Portfolio
	2021	2020	2021	2020	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(2,251,450)	$32,486,504	$(5,558,006)	$19,174,342	$1,471,931	$3,878,583
Net realized gain (loss) on investments and foreign currency transactions	180,333,641	(73,626,689)	175,468,998	(40,331,776)	8,477,819	(831,046)
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	1,195,145,972	110,468,671	759,209,876	21,905,626	23,845,064	(33,493,549)
Net increase (decrease) in net assets resulting from operations	1,373,228,163	69,328,486	929,120,868	748,192	33,794,814	(30,446,012)
DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(23,061,824)	(76,149,087)	—	—	—	—
Institutional Class I	—	—	—	—	(1,305,371)	(2,815,425)
Institutional Class II	—		—	—	(2,278,483)	(2,717,575)
Institutional Class Z	(3,583,856)	(9,138,400)	—	—	—	—
Investor Class	—	—	—	—	(146,249)	(292,150)
Advisor Class	—	—	(14,604,730)	(63,406,861)	—	—
Total distributions to shareholders	(26,645,680)	(85,287,487)	(14,604,730)	(63,406,861)	(3,730,103)	(5,825,150)
TRANSACTIONS IN SHARES OF COMMON STOCK
Institutional Class	(117,132,768)	(12,857,492)	—	—	—	—
Institutional Class I	—		—	—	5,096,324	(51,623,798)
Institutional Class II	—	—	—	—	2,277,287	2,717,575
Institutional Class Z	64,896,513	80,529,077	—	—	—	—
Investor Class	—	—	—	—	(1,389,832)	(8,252,656)
Advisor Class	—	—	(84,023,458)	(472,445,897)	—	—
Net Increase (Decrease) in net assets from portfolio share transactions	(52,236,255)	67,671,585	(84,023,458)	(472,445,897)	5,983,779	(57,158,879)
NET INCREASE (DECREASE) IN NET ASSETS	1,294,346,228	51,712,584	830,492,680	(535,104,566)	36,048,490	(93,430,041)
NET ASSETS
At beginning of period	5,474,339,018	5,422,626,434	3,739,209,235	4,274,313,801	200,614,354	294,044,395
At end of period	$6,768,685,246	$5,474,339,018	$4,569,701,915	$3,739,209,235	$236,662,844	$200,614,354

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets (continued)

For the Six Months Ended April 30, 2021 (unaudited) and the Fiscal Year Ended October 31, 2020

	Global Equity Research Portfolio		International Equity Research Portfolio		Emerging Markets Research Portfolio
	2021	2020	2021	2020	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$21,577	$55,729	$47,892	$214,094	$16,824	$58,056
Net realized gain on investments and foreign currency transactions	563,911	162,841	988,179	198,640	432,956	46,259
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,338,544	273,547	2,026,802	163,973	1,179,935	58,967
Net increase in net assets resulting from operations	1,924,032	492,117	3,062,873	576,707	1,629,715	163,282
DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(217,846)	(379,881)	(489,632)	(374,600)	(134,267)	(299,717)
Total distributions to shareholders	(217,846)	(379,881)	(489,632)	(374,600)	(134,267)	(299,717)
TRANSACTIONS IN SHARES OF COMMON STOCK
Institutional Class	218,347	379,881	286,813	(7,165,689)	134,267	305,718
Net Increase (Decrease) in net assets from portfolio share transactions	218,347	379,881	286,813	(7,165,689)	134,267	305,718
NET INCREASE (DECREASE) IN NET ASSETS	1,924,533	492,117	2,860,054	(6,963,582)	1,629,715	169,283
NET ASSETS
At beginning of period	7,387,016	6,894,899	12,494,002	19,457,584	7,366,972	7,197,689
At end of period	$9,311,549	$7,387,016	$15,354,056	$12,494,002	$8,996,687	$7,366,972

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets (continued)

For the Six Months Ended April 30, 2021 (unaudited) and the Fiscal Year Ended October 31, 2020

Chinese Equity Portfolio(1)
2021
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(7,577)
Net realized gain on investments and foreign currency transactions	15,442
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	227,540
Net increase in net assets resulting from operations	235,405
DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	—
Total distributions to shareholders	—
TRANSACTIONS IN SHARES OF COMMON STOCK
Institutional Class	3,915,500
Net Increase in net assets from portfolio share transactions	3,915,500
NET INCREASE IN NET ASSETS	4,150,905
NET ASSETS
Beginning of period	—
End of period	$4,150,905

(1)	For the period from December 16, 2020 (commencement of operations) through April 30, 2021.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights

For the Six Months Ended April 30, 2021 (unaudited) and the Fiscal Year Ended October 31

		INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:			DISTRIBUTIONS TO SHAREHOLDERS FROM:						RATIOS/SUPPLEMENTAL DATA:
	Net asset value, beginning of period	Net investment income (loss)(1)	Net realized and unrealized gain (loss) on investments and foreign currency- related transactions	Net increase (decrease) from investment operations	Net investment income	Net realized gain from investments	Total distributions	Net asset value, end of period	Total Return		Net assets, end of period (000’s)	Expenses to average net assets		Expenses to average net assets (net of fees waived/ reimbursed)		Net investment income to average net assets		Portfolio turnover rate
Global Equity Portfolio–Institutional Class
04/30/21	$42.41	$(0.05)	$10.00	$9.95	$ —	$(2.64)	$(2.64)	$49.72	24.05	(A)%	$1,270,944	0.89	(B)%	0.89	(B)%	(0.23	)(B)%	41	(A)%
10/31/20	35.38	(0.06)	7.33	7.27	(0.24)	—	(0.24)	42.41	20.63		1,043,741	0.92		0.92		(0.15)		63
10/31/19	35.68	0.09	3.45	3.54	(0.12)	(3.72)	(3.84)	35.38	11.86		684,764	0.93		0.93		0.28		39
10/31/18	40.84	0.13	(0.13)	—	(0.14)	(5.02)	(5.16)	35.68	(0.35)		619,347	0.94		0.94		0.34		42
10/31/17	32.53	0.09	8.74	8.83	(0.13)	(0.39)	(0.52)	40.84	27.58		790,097	0.93		0.93		0.25		33
10/31/16	32.44	0.13	0.92	1.05	(0.12)	(0.84)	(0.96)	32.53	3.43		779,020	0.92		0.92		0.42		24
Global Equity Portfolio–Institutional Class Z
04/30/21	42.39	(0.03)	10.00	9.97	—	(2.64)	(2.64)	49.72	24.08	(A)	379,732	0.81	(B)	0.80	(B)	(0.14	)(B)	41	(A)
10/31/20	35.36	(0.02)	7.31	7.29	(0.26)	—	(0.26)	42.39	20.76		289,320	0.85		0.84		(0.05)		63
10/31/19	35.67	0.11	3.44	3.55	(0.14)	(3.72)	(3.86)	35.36	11.89		229,355	0.88		0.88		0.32		39
10/31/18	40.84	0.17	(0.15)	0.02	(0.17)	(5.02)	(5.19)	35.67	(0.26)		140,359	0.91		0.90		0.43		42
10/31/17(2)(3)	39.33	(0.01)	1.52	1.51	—	—	—	40.84	3.80	(A)	46,493	1.21	(B)	0.90	(B)	(0.05	)(B)	33	(A)
Global Equity Portfolio–Advisor Class
04/30/21	42.41	(0.11)	10.00	9.89	—	(2.64)	(2.64)	49.66	23.90	(A)	57,684	1.10	(B)	1.10	(B)	(0.45	)(B)	41	(A)
10/31/20	35.30	(0.12)	7.33	7.21	(0.10)	—	(0.10)	42.41	20.47		53,112	1.11		1.11		(0.32)		63
10/31/19	35.60	0.03	3.43	3.46	(0.04)	(3.72)	(3.76)	35.30	11.60		48,181	1.12		1.12		0.09		39
10/31/18	40.78	0.07	(0.15)	(0.08)	(0.08)	(5.02)	(5.10)	35.60	(0.57)		90,567	1.14		1.14		0.18		42
10/31/17	32.47	0.01	8.73	8.74	(0.04)	(0.39)	(0.43)	40.78	27.28		75,244	1.14		1.14		0.02		33
10/31/16	32.38	0.05	0.91	0.96	(0.03)	(0.84)	(0.87)	32.47	3.12		56,698	1.19		1.19		0.15		24
International Equity Portfolio–Institutional Class
04/30/21	23.76	0.15	5.60	5.75	(0.21)	—	(0.21)	29.30	24.26	(A)	17,285,846	0.80	(B)	0.80	(B)	1.05	(B)	7	(A)
10/31/20	22.72	0.23	1.19	1.42	(0.38)	—	(0.38)	23.76	6.25		13,596,900	0.81		0.81		1.01		17
10/31/19	20.74	0.29	1.98	2.27	(0.29)	—	(0.29)	22.72	11.19		13,766,876	0.81		0.81		1.35		30
10/31/18	22.64	0.31	(1.83)	(1.52)	(0.20)	(0.18)	(0.38)	20.74	(6.86)		11,995,592	0.81		0.81		1.34		10
10/31/17	18.37	0.23	4.22	4.45	(0.18)	—	(0.18)	22.64	24.47		11,107,736	0.82		0.82		1.22		12
10/31/16	17.69	0.21	0.64	0.85	(0.17)	—	(0.17)	18.37	4.91		6,354,810	0.84		0.84		1.20		22
International Equity Portfolio–Institutional Class Z
04/30/21	23.76	0.16	5.60	5.76	(0.23)	—	(0.23)	29.29	24.30	(A)	2,776,252	0.72	(B)	0.72	(B)	1.13	(B)	7	(A)
10/31/20	22.72	0.25	1.18	1.43	(0.39)	—	(0.39)	23.76	6.32		2,165,343	0.73		0.73		1.08		17
10/31/19	20.75	0.30	1.98	2.28	(0.31)	—	(0.31)	22.72	11.29		1,938,763	0.75		0.75		1.42		30
10/31/18	22.64	0.40	(1.90)	(1.50)	(0.21)	(0.18)	(0.39)	20.75	(6.79)		1,342,804	0.74		0.74		1.77		10
10/31/17(3)(4)	21.35	0.02	1.27	1.29	—	—	—	22.64	6.00	(A)	166,923	0.99	(B)	0.80	(B)	0.33		12	(A)
International Equity Portfolio–Investor Class
04/30/21	23.70	0.10	5.61	5.71	(0.13)	—	(0.13)	29.28	24.11	(A)	377,588	1.12	(B)	1.12	(B)	0.71	(B)	7	(A)
10/31/20	22.66	0.16	1.18	1.34	(0.30)	—	(0.30)	23.70	5.91		337,348	1.13		1.13		0.69		17
10/31/19	20.65	0.22	1.98	2.20	(0.19)	—	(0.19)	22.66	10.79		395,339	1.13		1.13		1.03		30
10/31/18	22.55	0.21	(1.80)	(1.59)	(0.13)	(0.18)	(0.31)	20.65	(7.16)		411,712	1.14		1.14		0.92		10
10/31/17	18.30	0.19	4.18	4.37	(0.12)	—	(0.12)	22.55	24.04		644,243	1.14		1.14		0.95		12
10/31/16	17.62	0.14	0.66	0.80	(0.12)	—	(0.12)	18.30	4.63		433,765	1.15		1.15		0.83		22

(A)	Not Annualized.
(B)	Annualized.
(1)	Net investment income per share was calculated using the average shares outstanding method.
(2)	For the period from August 1, 2017 (commencement of class operations) through October 31, 2017.
(3)	All per share amounts and net asset values have been adjusted as a result of the reverse share split effected after the close of business on December 1, 2017.
(4)	For the period from July 17, 2017 (commencement of operations) through October 31, 2017.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2021 (unaudited) and the Fiscal Year Ended October 31

		INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:				DISTRIBUTIONS TO SHAREHOLDERS FROM:						RATIOS/SUPPLEMENTAL DATA:
	Net asset value, beginning of period	Net investment income (loss)(1)		Net realized and unrealized gain (loss) on investments and foreign currency- related transactions	Net increase (decrease) from investment operations	Net investment income	Net realized gain from investments	Total distributions	Net asset value, end of period	Total Return		Net assets, end of period (000’s)	Expenses to average net assets		Expenses to average net assets (net of fees waived/ reimbursed)		Net investment income to average net assets		Portfolio turnover rate
International Small Companies Portfolio–Institutional Class
04/30/21	$17.14	$0.02		$3.81	$3.83	$(0.03)	$ —	$(0.03)	$20.94	22.29	(A)%	$473,402	1.17	(B)%	1.15	(B)%	0.18	(B)%	5	(A)%
10/31/20	15.64	0.08		1.53	1.61	(0.11)	—	(0.11)	17.14	10.34		337,166	1.34		1.15		0.50		30
10/31/19	15.29	0.12		1.24	1.36	(0.13)	(0.88)	(1.01)	15.64	10.14		272,252	1.38		1.15		0.78		37
10/31/18	16.67	0.13		(1.30)	(1.17)	(0.06)	(0.15)	(0.21)	15.29	(7.15)		151,283	1.39		1.15		0.75		52
10/31/17	13.72	0.11		3.41	3.52	(0.16)	(0.41)	(0.57)	16.67	26.98		144,170	1.41		1.15		0.72		19
10/31/16	13.40	0.20		0.34	0.54	(0.09)	(0.13)	(0.22)	13.72	4.15		62,785	1.60		1.25		1.51		49
International Small Companies Portfolio–Investor Class
04/30/21	16.94	(0.01)		3.78	3.77	(0.01)	—	(0.01)	20.70	22.16	(A)	46,440	1.50	(B)	1.40	(B)	(0.11	)(B)	5	(A)
10/31/20	15.48	0.04		1.51	1.55	(0.09)	—	(0.09)	16.94	10.07		39,696	1.67		1.40		0.28		30
10/31/19	15.16	0.09		1.21	1.30	(0.10)	(0.88)	(0.98)	15.48	9.82		57,095	1.70		1.40		0.63		37
10/31/18	16.55	0.10		(1.29)	(1.19)	(0.05)	(0.15)	(0.20)	15.16	(7.35)		57,912	1.75		1.40		0.58		52
10/31/17	13.64	0.05		3.42	3.47	(0.15)	(0.41)	(0.56)	16.55	26.71		50,292	1.80		1.40		0.37		19
10/31/16	13.33	0.16		0.35	0.51	(0.07)	(0.13)	(0.20)	13.64	3.92		44,363	1.90		1.50		1.18		49
Institutional Emerging Markets Portfolio–Institutional Class (Formerly Class I)
04/30/21	21.23	(0.01)		5.32	5.31	(0.10)	—	(0.10)	26.44	25.05	(A)	5,921,811	1.27	(B)	1.17	(B)	(0.08	)(B)	7	(A)
10/31/20	21.25	0.12		0.19	0.31	(0.33)	—	(0.33)	21.23	1.38		4,847,707	1.28		1.28		0.59		23
10/31/19	18.43	0.24		2.76	3.00	(0.18)	—	(0.18)	21.25	16.43		4,864,702	1.27		1.27		1.18		17
10/31/18	21.94	0.19		(3.53)	(3.34)	(0.17)	—	(0.17)	18.43	(15.33)		3,978,321	1.27		1.27		0.84		24
10/31/17	17.65	0.19		4.20	4.39	(0.10)	—	(0.10)	21.94	25.08		4,386,511	1.28		1.28		0.97		17
10/31/16	16.04	0.14		1.56	1.70	(0.09)	—	(0.09)	17.65	10.74		3,051,419	1.29		1.29		0.88		20
Institutional Emerging Markets Portfolio–Institutional Class Z (Formerly Class II)
04/30/21	21.28	(—	)(2)	5.34	5.34	(0.12)	—	(0.12)	26.50	25.12	(A)	846,875	1.18	(B)	1.11	(B)	(0.01	)(B)	7	(A)
10/31/20	21.28	0.15		0.20	0.35	(0.35)	—	(0.35)	21.28	1.55		626,632	1.19		1.11		0.76		23
10/31/19	18.45	0.27		2.76	3.03	(0.20)	—	(0.20)	21.28	16.61		557,924	1.19		1.11		1.34		17
10/31/18	21.94	0.22		(3.52)	(3.30)	(0.19)	—	(0.19)	18.45	(15.21)		391,583	1.20		1.11		1.00		24
10/31/17(3)	17.71	0.22		4.21	4.43	(0.20)	—	(0.20)	21.94	25.43		458,288	1.23		1.12		1.12		17
10/31/16(3)	16.14	0.16		1.59	1.75	(0.18)	—	(0.18)	17.71	11.06		381,031	1.24		1.13		0.96		20
Emerging Markets Portfolio–Advisor Class
04/30/21	55.48	(0.08)		13.92	13.84	(0.22)	—	(0.22)	69.10	24.97	(A)	4,569,702	1.35	(B)	1.32	(B)	(0.25	)(B)	7	(A)
10/31/20	55.65	0.26		0.40	0.66	(0.83)	—	(0.83)	55.48	1.11		3,739,209	1.36		1.36		0.49		18
10/31/19	48.21	0.58		7.28	7.86	(0.42)	—	(0.42)	55.65	16.46		4,274,314	1.37		1.37		1.10		19
10/31/18	57.46	0.42		(9.24)	(8.82)	(0.40)	(0.03)	(0.43)	48.21	(15.47)		3,459,157	1.40		1.40		0.73		24
10/31/17	46.27	0.43		11.02	11.45	(0.26)	—	(0.26)	57.46	24.93		4,014,977	1.42		1.42		0.84		17
10/31/16	42.02	0.30		4.17	4.47	(0.22)	— (2)	(0.22)	46.27	10.73		2,998,484	1.42		1.42		0.72		26

(A)	Not Annualized.
(B)	Annualized.
(1)	Net investment income per share was calculated using the average shares outstanding method.
(2)	Amount was less than $0.005 per share.
(3)	All per share amounts and net asset values have been adjusted as a result of the reverse share split effected after the close of business on December 1, 2017.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2021 (unaudited) and the Fiscal Year Ended October 31

		INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:			DISTRIBUTIONS TO SHAREHOLDERS FROM:						RATIOS/SUPPLEMENTAL DATA:
	Net asset value, beginning of period	Net investment income (loss)(1)	Net realized and unrealized gain (loss) on investments and foreign currency- related transactions	Net increase (decrease) from investment operations	Net investment income	Net realized gain from investments	Total distributions	Net asset value, end of period	Total Return		Net assets, end of period (000’s)	Expenses to average net assets		Expenses to average net assets (net of fees waived/ reimbursed)		Net investment income to average net assets		Portfolio turnover rate
Frontier Emerging Markets Portfolio–Institutional Class I
04/30/21	$6.92	$0.05	$1.11	$1.16	$(0.13)	$ —	$(0.13)	$7.95	16.76	(A)%	$89,489	1.60	(B)%	1.60	(B)%	1.25	(B)%	17	(A)%
10/31/20	7.80	0.10	(0.82)	(0.72)	(0.16)	—	(0.16)	6.92	(9.50)		73,376	1.68		1.68		1.44		21
10/31/19	7.62	0.14	0.14	0.28	(0.10)	—	(0.10)	7.80	3.59		144,742	1.63		1.63		1.72		31
10/31/18	8.50	0.11	(0.82)	(0.71)	(0.17)	—	(0.17)	7.62	(8.47)		220,367	1.62		1.62		1.24		20
10/31/17	7.35	0.05	1.17	1.22	(0.07)	—	(0.07)	8.50	16.82		266,844	1.71		1.71		0.69		28
10/31/16	7.62	0.10	(0.29)	(0.19)	(0.08)	—	(0.08)	7.35	(2.43)		342,114	1.79		1.79		1.41		47
Frontier Emerging Markets Portfolio–Institutional Class II
04/30/21	6.95	0.05	1.13	1.18	(0.14)	—	(0.14)	7.99	16.96	(A)	136,701	1.51	(B)	1.35	(B)	1.40	(B)	17	(A)
10/31/20	7.82	0.14	(0.84)	(0.70)	(0.17)	—	(0.17)	6.95	(9.26)		116,911	1.60		1.35		1.95		21
10/31/19	7.63	0.17	0.13	0.30	(0.11)	—	(0.11)	7.82	4.01		128,742	1.55		1.35		2.19		31
10/31/18	8.50	0.14	(0.83)	(0.69)	(0.18)	—	(0.18)	7.63	(8.31)		163,794	1.56		1.35		1.51		20
10/31/17(2)(3)	7.43	0.08	0.99	1.07	—	—	—	8.50	14.40	(A)	166,698	1.58	(B)	1.35	(B)	1.47	(B)	28	(A)
Frontier Emerging Markets Portfolio–Investor Class
04/30/21	6.88	0.02	1.12	1.14	(0.10)	—	(0.10)	7.92	16.44	(A)	10,473	2.05	(B)	2.00	(B)	0.66	(B)	17	(A)
10/31/20	7.75	0.08	(0.83)	(0.75)	(0.12)	—	(0.12)	6.88	(9.70)		10,327	2.12		2.00		1.17		21
10/31/19	7.57	0.11	0.13	0.24	(0.06)	—	(0.06)	7.75	3.24		20,560	2.00		2.00		1.38		31
10/31/18	8.43	0.07	(0.79)	(0.72)	(0.14)	—	(0.14)	7.57	(8.75)		25,388	2.06		2.00		0.87		20
10/31/17	7.28	0.04	1.15	1.19	(0.04)	—	(0.04)	8.43	16.40		30,981	2.13		2.00		0.48		28
10/31/16	7.55	0.07	(0.30)	(0.23)	(0.04)	—	(0.04)	7.28	(3.01)		32,771	2.23		2.23		1.02		47
Global Equity Research Portfolio–Institutional Class
04/30/21	12.76	0.04	3.25	3.29	(0.09)	(0.29)	(0.38)	15.67	26.05	(A)	9,312	1.68	(B)	0.80	(B)	0.50	(B)	22	(A)
10/31/20	12.57	0.10	0.78	0.88	(0.15)	(0.54)	(0.69)	12.76	7.15		7,387	2.04		0.80		0.80		44
10/31/19	12.06	0.14	1.40	1.54	(0.09)	(0.94)	(1.03)	12.57	14.36		6,895	1.96		0.83		1.18		44
10/31/18	12.23	0.10	0.23	0.33	(0.18)	(0.32)	(0.50)	12.06	2.74		5,452	2.64		0.90		0.76		45
10/31/17(4)	10.00	0.08	2.15	2.23	—	—	—	12.23	22.30	(A)	5,308	3.49	(B)	0.90	(B)	0.80	(B)	36	(A)
International Equity Research Portfolio–Institutional Class
04/30/21	12.01	0.05	2.87	2.92	(0.15)	(0.32)	(0.47)	14.46	24.60	(A)	15,354	1.51	(B)	0.75	(B)	0.65	(B)	24	(A)
10/31/20	12.03	0.14	0.07	0.21	(0.14)	(0.09)	(0.23)	12.01	1.73		12,494	1.40		0.75		1.20		51
10/31/19	11.59	0.18	1.17	1.35	(0.13)	(0.78)	(0.91)	12.03	12.93		19,458	1.42		0.79		1.62		44
10/31/18	13.11	0.14	(0.93)	(0.79)	(0.14)	(0.59)	(0.73)	11.59	(6.43)		9,305	1.78		0.90		1.07		43
10/31/17	11.10	0.12	2.26	2.38	(0.17)	(0.20)	(0.37)	13.11	22.26		9,479	2.26		0.90		0.99		55
10/31/16(5)	10.00	0.14	0.96	1.10	—	—	—	11.10	11.00	(A)	6,244	3.54	(B)	0.90	(B)	1.51	(B)	33	(A)

(A)	Not Annualized.
(B)	Annualized.
(1)	Net investment income per share was calculated using the average shares outstanding method.
(2)	For the period from March 1, 2017 (commencement of class operations) through October 31, 2017.
(3)	All per share amounts and net asset values have been adjusted as a result of the share dividend effected after the close of business on December 1, 2017.
(4)	For the period from December 19, 2016 (commencement of class operations) through October 31, 2017.
(5)	For the period from December 17, 2015 (commencement of class operations) through October 31, 2016.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2021 (unaudited) and the Fiscal Year Ended October 31

		INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:			DISTRIBUTIONS TO SHAREHOLDERS FROM:						RATIOS/SUPPLEMENTAL DATA:
	Net asset value, beginning of period	Net investment income (loss)(1)	Net realized and unrealized gain (loss) on investments and foreign currency- related transactions	Net increase (decrease) from investment operations	Net investment income	Net realized gain from investments	Total distributions	Net asset value, end of period	Total Return		Net assets, end of period (000’s)	Expenses to average net assets		Expenses to average net assets (net of fees waived/ reimbursed)		Net investment income to average net assets		Portfolio turnover rate
Emerging Markets Research Portfolio–Institutional Class
04/30/21	$11.21	$0.03	$2.45	$2.48	$(0.08)	$(0.13)	$(0.21)	$13.48	22.17	(A)%	$8,997	2.07	(B)%	1.15	(B)%	0.39	(B)%	24	(A)%
10/31/20	11.42	0.09	0.17	0.26	(0.14)	(0.33)	(0.47)	11.21	2.19		7,367	2.40		1.15		0.83		67
10/31/19	10.82	0.15	1.35	1.50	(0.09)	(0.81)	(0.90)	11.42	15.05		7,198	2.29		1.19		1.35		58
10/31/18	13.01	0.12	(1.34)	(1.22)	(0.23)	(0.74)	(0.97)	10.82	(10.24)		5,702	2.90		1.30		0.93		55
10/31/17(2)	10.00	0.10	2.91	3.01	—	—	—	13.01	30.10	(A)	5,880	3.72	(B)	1.30	(B)	1.04	(B)	46	(A)
Chinese Equity Portfolio–Institutional Class
04/30/21(3)	10.00	(0.02)	0.75	0.73	—	—	—	10.73	7.20	(A)	4,151	6.62	(B)	1.15	(B)	(0.53	)(B)	5	(A)

(A)	Not Annualized.
(B)	Annualized.
(1)	Net investment income per share was calculated using the average shares outstanding method.
(2)	For the period from December 19, 2016 (commencement of class operations) through October 31, 2017.
(3)	For the period from December 16, 2020 (commencement of operations) through April 30, 2021.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Notes to Financial Statements

April 30, 2021 (unaudited)

1. Organization

Harding, Loevner Funds, Inc. (the “Fund”) was organized as a Maryland corporation on July 31, 1996, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund currently has nine separate diversified Portfolios and one non-diversified Portfolio, all of which were active as of April 30, 2021 (individually, a “Portfolio”, collectively, the “Portfolios”). The Fund is managed by Harding Loevner LP (the “Investment Adviser”).

Portfolio	Inception Date	Investment Objective
Global Equity Portfolio (“Global Equity”)	Institutional Class: November 3, 2009 Institutional Class Z: August 1, 2017 Advisor Class: December 1, 1996	to seek long-term capital appreciation through investments in equity securities of companies based both inside and outside the United States
International Equity Portfolio (“International Equity”)	Institutional Class: May 11, 1994* Institutional Class Z: July 17, 2017 Investor Class: September 30, 2005	to seek long-term capital appreciation through investments in equity securities of companies based outside the United States
International Small Companies Portfolio (“International Small Companies”)	Institutional Class: June 30, 2011 Investor Class: March 26, 2007	to seek long-term capital appreciation through investments in equity securities of small companies based outside the United States
Institutional Emerging Markets Portfolio** (“Institutional Emerging Markets”)	Institutional Class (Formerly Class I): October 17, 2005 Institutional Class Z (Formerly Class II): March 5, 2014	to seek long-term capital appreciation through investments in equity securities of companies based in emerging markets
Emerging Markets Portfolio** (“Emerging Markets”)	Advisor Class: November 9, 1998	to seek long-term capital appreciation through investments in equity securities of companies based in emerging markets
Frontier Emerging Markets Portfolio (“Frontier Emerging Markets”)	Institutional Class I: May 27, 2008 Institutional Class II: March 1, 2017 Investor Class: December 31, 2010	to seek long-term capital appreciation through investments in equity securities of companies based in frontier and smaller emerging markets
Global Equity Research Portfolio (“Global Equity Research”)	Institutional Class: December 19, 2016	to seek long-term capital appreciation through investments in equity securities of companies based both inside and outside the United States
International Equity Research Portfolio (“International Equity Research”)	Institutional Class: December 17, 2015	to seek long-term capital appreciation through investments in equity securities of companies based outside the United States
Emerging Markets Research Portfolio (“Emerging Markets Research”)	Institutional Class: December 19, 2016	to seek long-term capital appreciation through investments in equity securities of companies based in emerging markets
Chinese Equity Portfolio (“Chinese Equity”)	Institutional Class: December 16, 2020	to seek long-term capital appreciation through investments in equity securities of Chinese companies

* The International Equity Portfolio is the successor to the HLM International Equity Portfolio of AMT Capital Fund, Inc., pursuant to a reorganization that took place on October 31, 1996. Information for periods prior to October 31, 1996, is historical information for the predecessor portfolio.

** Effective March 1, 2019, the Institutional Emerging Markets and Emerging Markets Portfolios’ shares are generally available for purchase by new and existing shareholders, subject to certain limitations that may apply at the Fund’s discretion.

2. Summary of Significant Accounting Policies

The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States (“GAAP”) for investment companies. Accordingly, the Fund follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services - Investment Companies”. The following is a summary of the Fund’s significant accounting policies:

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2021 (unaudited)

2. Summary of Significant Accounting Policies (continued)

Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Valuation

The Board of Directors of the Fund (the “Board” or the “Directors”) has adopted procedures (“Procedures”) to govern the valuation of the securities held by each Portfolio of the Fund in accordance with the 1940 Act. The Procedures incorporate principles set forth in relevant pronouncements of the Securities and Exchange Commission (“SEC”) and its staff, including guidance on the obligations of the Portfolios and their Directors to determine, in good faith, the fair value of the Portfolios’ securities when market quotations are not readily available.

In determining a Portfolio’s net asset value per share (“NAV”), each equity security traded on a securities exchange, including the NASDAQ Stock Market, and over-the-counter securities, are first valued at the closing price on the exchange or market designated by the Fund’s accounting agent as the principal exchange (each, a “principal exchange”). The closing price provided by the Fund’s accounting agent for a principal exchange may differ from the price quoted elsewhere and may represent information such as last sales price, an official closing price, a closing auction price or other information, depending on exchange or market convention. Shares of open-end mutual funds including money market funds are valued at NAV. Such securities are typically categorized as “Level 1” pursuant to the hierarchy described below.

Since trading in many foreign securities is normally completed before the time at which a Portfolio calculates its NAV, the effect on the value of such securities held by a Portfolio of events that occur between the close of trading in the security and the time at which the Portfolio prices its securities would not be reflected in the Portfolio’s calculation of its NAV if foreign securities were generally valued at their closing prices. To address this issue, the Board has approved the daily use of independently provided quantitative models that may adjust the closing prices of certain foreign equity securities based on information that becomes available after the foreign market closes, through the application of an adjustment factor to such securities’ closing price. Adjustment factors may be greater than, less than, or equal to 1. Thus, use of these quantitative models could cause a Portfolio to value a security higher, lower or equal to its closing market price, which in turn could cause the Portfolio’s NAV per share to differ significantly from that which would have been calculated using closing market prices. The use of these quantitative models is also intended to decrease the opportunities for persons to engage in ‘‘time zone arbitrage,’’ i.e., trading intended to take advantage of stale closing prices in foreign markets that could affect the NAV of the Portfolios. Securities subjected to an adjustment factor due to the use of these quantitative models are not specifically designated on the Portfolios’ Portfolio of Investments as being “fair valued”. Securities with an adjustment factor greater than or less than 1, which are absent the use of significant unobservable inputs into their valuation, are categorized as “Level 2” and securities with an adjustment factor equal to 1, which are absent the use of significant unobservable inputs into their valuation, are categorized as “Level 1” pursuant to the hierarchy described below.

Any securities for which market quotations are not readily available or for which available prices are deemed unreliable are priced by the Investment Adviser at “fair value as determined in good faith”, in accordance with the Procedures. Such securities are identified on the Portfolios’ Portfolio of Investments as securities valued at “fair value as determined in good faith” and absent the use of significant unobservable inputs into their valuation, such securities would be categorized as “Level 2” pursuant to the hierarchy described below.

GAAP has established a hierarchy for NAV determination purposes in which various inputs are used in determining the value of each Portfolio’s assets or liabilities. GAAP defines fair value as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability including assumptions about risk. Such risks include the inherent risk in a particular valuation technique which is used to measure fair value. This may include the quantitative models and/or the inputs to the quantitative models used in the valuation technique described above. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2021 (unaudited)

2. Summary of Significant Accounting Policies (continued)

Level 1	unadjusted quoted prices in active markets for identical assets
Level 2	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

The following is a summary of the Portfolios’ investments classified by Level 1, Level 2 and Level 3 and security type as of April 30, 2021. Please refer to each Portfolio’s Portfolio of Investments to view individual securities classified by industry type and country.

Portfolio	Unadjusted Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Global Equity
Common Stocks	$1,196,942,950	$487,561,729	$—	$1,684,504,679
Short Term Investments	11,641,172	—	—	11,641,172
Total Investments	$1,208,584,122	$487,561,729	$—	$1,696,145,851
International Equity
Common Stocks	$4,771,123,227	$14,384,054,479	$—	$19,155,177,706
Preferred Stocks	261,670,465	529,854,018	—	791,524,483
Short Term Investments	459,610,526	—	—	459,610,526
Total Investments	$5,492,404,218	$14,913,908,497	$—	$20,406,312,715
International Small Companies
Common Stocks	$47,495,111	$456,590,579	$—	$504,085,690
Short Term Investments	16,277,399	—	—	16,277,399
Total Investments	$63,772,510	$456,590,579	$—	$520,363,089
Institutional Emerging Markets
Common Stocks	$1,609,209,444	$4,801,593,778	$—	$6,410,803,222
Preferred Stocks	180,719,513	24,472,611	—	205,192,124
Short Term Investments	161,952,653	—	—	161,952,653
Total Investments	$1,951,881,610	$4,826,066,389	$—	$6,777,947,999
Emerging Markets
Common Stocks	$1,087,670,801	$3,244,444,499	$—	$4,332,115,300
Preferred Stocks	122,126,273	16,538,183	—	138,664,456
Short Term Investments	108,829,058	—	—	108,829,058
Total Investments	$1,318,626,132	$3,260,982,682	$—	$4,579,608,814
Frontier Emerging Markets
Common Stocks	$41,535,818	$183,528,040	$—	$225,063,858
Preferred Stocks	6,141,666	—	—	6,141,666
Short Term Investments	3,338,540	—	—	3,338,540
Total Investments	$51,016,024	$183,528,040	$—	$234,544,064
Global Equity Research
Common Stocks	$4,486,015	$4,552,745	$—	$9,038,760
Preferred Stocks	41,316	109,540	—	150,856
Short Term Investments	121,664	—	—	121,664
Total Investments	$4,648,995	$4,662,285	$—	$9,311,280

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2021 (unaudited)

2. Summary of Significant Accounting Policies (continued)

Portfolio	Unadjusted Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
International Equity Research
Common Stocks	$2,111,278	$12,725,465	$—	$14,836,743
Preferred Stocks	122,714	263,734	—	386,448
Short Term Investments	117,852	—	—	117,852
Total Investments	$2,351,844	$12,989,199	$—	$15,341,043
Emerging Markets Research
Common Stocks	$1,875,802	$6,668,830	$—	$8,544,632
Preferred Stocks	171,334	178,488	—	349,822
Short Term Investments	27,953	—	—	27,953
Total Investments	$2,075,089	$6,847,318	$—	$8,922,407
Chinese Equity
Common Stocks	$253,707	$3,743,042	$—	$3,996,749
Short Term Investments	40,719	—	—	40,719
Total Investments	$294,426	$3,743,042	$—	$4,037,468

As of April 30, 2021, there were no Level 3 investments held within the Portfolios.

Securities

For financial reporting purposes, all securities transactions are recorded on a trade date basis, as of the last business day in the reporting period. Throughout the reporting period, securities transactions are typically accounted for on a trade date – plus one business day basis. Interest income and expenses are recorded on an accrual basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Portfolio is informed of such dividends). The Portfolios use the specific identification method for determining realized gains or losses from sales of securities.

Dividends to Shareholders

It is the policy of the Portfolios to declare dividends from net investment income annually. Net short-term and long-term capital gains distributions for the Portfolios, if any, are also normally distributed on an annual basis.

Dividends from net investment income and distributions from net realized gains from investment transactions have been determined in accordance with income tax regulations and may differ from net investment income and realized gains recorded by the Portfolios for financial reporting purposes. Differences result primarily from foreign currency transactions and timing differences related to recognition of income, and gains and losses from investment transactions. In general, to the extent that any differences, which are permanent in nature, result in over distributions to shareholders, the amount of the over distribution is reclassified within the capital accounts based on its federal tax basis treatment and may be reported as return of capital. Temporary differences do not require reclassification.

Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of the Portfolios’ securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at exchange rates prevailing when accrued. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the “Net realized gain (loss) on investment transactions” and “Change in unrealized appreciation (depreciation) on investments” on the Statements of Operations.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2021 (unaudited)

2. Summary of Significant Accounting Policies (continued)

Net realized gains and losses from foreign currency-related transactions arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at the period end, resulting from changes in the exchange rates.

Expenses

Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. If an expense is incurred at the Portfolio level, it is generally apportioned among the classes of that Portfolio based upon relative net assets of each respective class. Certain expenses are incurred at the class level and charged only to that particular class. These expenses may be class specific (i.e., distribution fees charged only to a particular class) or they may be identifiable to a particular class (i.e., the costs related to mailing shareholder reports to shareholders of a particular class).

Organization and Offering Fees

Costs incurred by the Chinese Equity Portfolio in connection with its organization were expensed as they were incurred. Costs related to the offering of shares were deferred and amortized on a straight line basis over the twelve-month period from the date of commencement of operations of the Portfolios.

Redemption Fees

Prior to February 28, 2020, the Fund had established fees on short-term redemptions to discourage frequent trading in Portfolio shares. Redemptions of Portfolio shares made within 90 days of purchase may have been subject to a redemption fee equal to 2% of the amount redeemed. For the year ended October 31, 2020 the Portfolios received the following redemption fees. These amounts are netted against “Payments for Shares Redeemed” in Note 7—Capital Share Transactions.

	Institutional Class	Institutional Class I	Institutional Class II
Portfolio	Year Ended October 31, 2020	Year Ended October 31, 2020	Year Ended October 31, 2020
Global Equity	$18,908	$—	$—
International Equity	132,379	—	—
International Small Companies	974	—	—
Institutional Emerging Markets	27,951 *	—	—
Frontier Emerging Markets	—	1,471	—

* Formerly Class I
	Investor Class	Advisor Class	Institutional Class Z
Portfolio	Year Ended October 31, 2020	Year Ended October 31, 2020	Year Ended October 31, 2020
Global Equity	$—	$1,561	$—
International Equity	4,924	—	26
International Small Companies	1,582	—	—
Emerging Markets	—	36,279	—
Frontier Emerging Markets	1,292	—	—

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2021 (unaudited)

2. Summary of Significant Accounting Policies (continued)

Indemnifications

Under the Fund’s organizational document, its officers and Board are indemnified against certain liability arising out of the performance of their duties to the Portfolios. In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3. Transactions with Affiliates and Significant Agreements

The Board has approved investment advisory agreements with The Investment Adviser. Advisory fees are computed daily and paid monthly based on the average daily net assets of each Portfolio. The Investment Adviser has contractually agreed to reduce its fee and/or reimburse the Portfolios for other operating expenses to the extent that aggregate expenses, excluding certain non-operating expenses, exceed certain annual rates of the average daily net assets of each class.

The following annualized advisory fees and contractual expense limits were in effect for the period ended April 30, 2021. The advisory fees are charged at the Portfolio level as a whole and expense limitations are at the class specific level.

Portfolio	First $1 billion of assets	Next $1 billion of assets	Next $1 billion of assets	Over $3 billion of assets	Over $4 billion of assets	Over $5 billion of assets	Contractual Expense Limit(a)
Global Equity–Institutional Class	0.75%	0.73%	0.71%	0.69%	0.69%	0.69%	0.90%
Global Equity–Institutional Class Z	0.75%	0.73%	0.71%	0.69%	0.69%	0.69%	0.80%
Global Equity–Advisor Class	0.75%	0.73%	0.71%	0.69%	0.69%	0.69%	1.20%
International Equity–Institutional Class	0.75%	0.73%	0.71%	0.69%	0.67%	0.65%	1.00%
International Equity–Institutional Class Z	0.75%	0.73%	0.71%	0.69%	0.67%	0.65%	0.80%
International Equity–Investor Class	0.75%	0.73%	0.71%	0.69%	0.67%	0.65%	1.25%
International Small Companies–Institutional Class(b)	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.15%
International Small Companies–Investor Class(b)	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.40%
Institutional Emerging Markets–Institutional Class(c)	1.15%	1.13%	1.11%	1.09%	1.09%	1.09%	1.17%	(d)
Institutional Emerging Markets–Institutional Class Z(c)	1.15%	1.13%	1.11%	1.09%	1.09%	1.09%	1.15%	(d),(e)
Emerging Markets–Advisor Class(f)	1.15%	1.13%	1.11%	1.09%	1.09%	1.09%	1.32%	(g)
Frontier Emerging Markets–Institutional Class I	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%	1.75%
Frontier Emerging Markets–Institutional Class II	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%
Frontier Emerging Markets–Investor Class	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%	2.00%
Global Equity Research–Institutional Class	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.80%
International Equity Research–Institutional Class	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.75%
Emerging Markets Research–Institutional Class	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.15%
Chinese Equity–Institutional Class	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%	1.15%

(a)	Effective through February 28, 2022 for each Portfolio except Institutional Small Companies, Institutional Emerging Markets, and Emerging Markets.

(b)	Effective July 1, 2021, International Small Companies Contractual management fee will be reduced to 0.95% of all assets.

(c)

Effective July 1, 2021, Institutional Emerging Markets Portfolio contractual management fee will be reduced to 1.00% on the first $1 billion of assets, 0.98% on the next $1 billion of assets, 0.96% on the next $1 billion of assets, and 0.94% for assets over $3 billion.

(d)

Effective July 1, 2021, the Investment Adviser has contractually agreed to lower the expense cap for (i) the Institutional Emerging Markets Portfolio’s Institutional Class to 1.10% and (ii) the Institutional Emerging Markets Portfolio’s Institutional Class Z to 1.00% (regardless of fee tier). These expense cap changes are effective until February 28, 2023.

(e)	On first $1 Billion of assets.

(f)

Effective July 1, 2021, Emerging Markets Portfolio contractual management fee will be reduced to 1.00% on the first $1 billion of assets, 0.98% on the next $1 billion of assets, 0.96% on the next $1 billion of assets, and 0.94% for assets over $3 billion.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2021 (unaudited)

3. Transactions with Affiliates and Significant Agreements (continued)

(g)

Effective July 1, 2021 the Investment Adviser has contractually agreed to lower the expense cap for the Emerging Markets Portfolio’s Advisor Class to 1.30%. Expense cap change effective through February 28, 2023.

The Fund has an administration agreement with The Northern Trust Company (“Northern Trust”), which provides certain accounting, clerical and bookkeeping services, Blue Sky, corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the SEC.

Northern Trust also serves as custodian of each Portfolio’s securities and cash, transfer agent, dividend disbursing agent and agent in connection with any accumulation, open-account or similar plans provided to the shareholders of the Portfolios.

Foreside Management Services, LLC provides compliance support to the Fund’s Chief Compliance Officer. Fees paid pursuant to these services are shown as “Compliance and Treasurer officers’ fees and expenses” on the Statements of Operations.

The Fund has adopted an Amended Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (“Distribution Plan”). Under the Distribution Plan, the Investor Class of each of the International Equity, International Small Companies and Frontier Emerging Markets Portfolios may pay underwriters, distributors, dealers or brokers a fee at an annual rate of up to 0.25% of the average daily net assets of the Portfolio’s Investor Class shares for services or expenses arising in connection with activities primarily intended to result in the sale of Investor Class shares of the Portfolios or for Shareholder Services (defined below) consistent with those described under the Shareholder Servicing Plan.

The Fund, on behalf of the Portfolios, has agreements with various financial intermediaries and “mutual fund supermarkets”, under which customers of these intermediaries may purchase and hold Portfolio shares. These intermediaries assess fees in consideration for providing certain account maintenance, recordkeeping and transactional and other shareholder services (collectively, “Shareholder Services”). With the exception of Institutional Class Z, each Portfolio or class is authorized, pursuant to a Shareholder Servicing Plan, to pay to each intermediary an annual rate of up to 0.25% of its average daily net assets attributable to that intermediary (subject to the contractual expense limits described above) for such Shareholder Services. Because of the contractual expense limits on certain Portfolios’ fees and expenses, the Investment Adviser paid a portion of the Portfolios’ share of these fees during the period ended April 30, 2021. Such payments, if any, are included in the table above under the caption “Fees waived and/or reimbursed by the Investment Adviser”.

For the period ended April 30, 2021, the Investment Adviser waived and/or reimbursed the following amounts pursuant to the contractual expense limits described above:

Portfolio	Fees waived and/or reimbursed by the Investment Adviser
Global Equity-Institutional Class Z	$13,326
International Small Companies-Institutional Class	36,228
International Small Companies-Investor Class	23,323
Institutional Emerging Markets-Institutional Class	2,931,115
Institutional Emerging Markets-Institutional Class Z	279,084
Emerging Markets-Advisor Class	672,075
Frontier Emerging Markets-Institutional Class II	107,208
Frontier Emerging Markets-Investor Class	2,595
Global Equity Research-Institutional Class	38,287
International Equity Research-Institutional Class	55,880
Emerging Markets Research-Institutional Class	40,282
Chinese Equity-Institutional Class	77,922

The Fund has an administration agreement with The Northern Trust Company (“Northern Trust”), which provides certain accounting, clerical and bookkeeping services, Blue Sky, corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the SEC.

Northern Trust also serves as custodian of each Portfolio’s securities and cash, transfer agent, dividend disbursing agent and agent in connection with any accumulation, open-account or similar plans provided to the shareholders of the Portfolios.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2021 (unaudited)

3. Transactions with Affiliates and Significant Agreements (continued)

Foreside Management Services, LLC provides compliance support to the Fund’s Chief Compliance Officer. Fees paid pursuant to these services are shown as “Compliance officers’ fees and expenses” on the Statements of Operations.

The Fund has adopted an Amended Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (“Distribution Plan”). Under the Distribution Plan, the Investor Class of each of the International Equity, International Small Companies and Frontier Emerging Markets Portfolios may pay underwriters, distributors, dealers or brokers a fee at an annual rate of up to 0.25% of the average daily net assets of the Portfolio’s Investor Class shares for services or expenses arising in connection with activities primarily intended to result in the sale of Investor Class shares of the Portfolios or for Shareholder Services (defined below) consistent with those described under the Shareholder Servicing Plan.

The Fund, on behalf of the Portfolios, has agreements with various financial intermediaries and “mutual fund supermarkets”, under which customers of these intermediaries may purchase and hold Portfolio shares. These intermediaries assess fees in consideration for providing certain account maintenance, recordkeeping and transactional and other shareholder services (collectively, “Shareholder Services”). With the exception of Institutional Class Z, each Portfolio or class is authorized, pursuant to a Shareholder Servicing Plan, to pay to each intermediary an annual rate of up to 0.25% of its average daily net assets attributable to that intermediary (subject to the contractual expense limits described above) for such Shareholder Services. Because of the contractual expense limits on certain Portfolios’ fees and expenses, the Investment Adviser paid a portion of the Portfolios’ share of these fees during the period ended April 30, 2021. Such payments, if any, are included in the table above under the caption “Fees waived and/or reimbursed by the Investment Adviser”.

A Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common Directors. For the period ended April 30, 2021, no Portfolios engaged in purchases and/or sales of securities from an affiliated portfolio in compliance with Rule 17a-7 of the 1940 Act.

4. Class Specific Expenses

The class level expenses for the period ended April 30, 2021, were as follows for each Portfolio:

Portfolio	Distribution Fees	State Registration Filing Fees	Printing and Postage Fees	Transfer Agent Fees and Expenses	Shareholder Servicing Fees
Global Equity–Institutional Class	$—	$13,288	$10,318	$2,538	$506,565
Global Equity–Institutional Class Z	—	8,864	3,677	731	—
Global Equity–Advisor Class	—	7,082	10,734	1,702	70,240
International Equity–Institutional Class	—	23,748	374,434	240,026	6,597,190
International Equity–Institutional Class Z	—	12,100	51,138	9,363	—
International Equity–Investor Class	463,668	9,613	20,097	11,112	248,130
International Small Companies–Institutional Class	—	8,420	8,142	1,278	136,075
International Small Companies–Investor Class	55,560	7,509	2,718	1,505	24,669
Institutional Emerging Markets–Institutional Class	—	15,596	164,665	26,488	2,600,379
Institutional Emerging Markets–Institutional Class Z	—	8,509	9,139	4,384	—
Emerging Markets–Advsor Class	—	17,221	180,059	275,101	3,209,774
Frontier Emerging Markets–Institutional Class I	—	7,631	3,725	1,752	29,556
Frontier Emerging Markets–Institutional Class II	—	8,245	1,351	164	—
Frontier Emerging Markets–Investor Class	13,613	6,861	957	556	7,994
Global Equity Research–Institutional Class	—	10,130	100	239	—
International Equity Research–Institutional Class	—	9,231	189	289	6,598
Emerging Markets Research–Institutional Class	—	10,199	99	249	—
Chinese Equity–Institutional Class	—	7,525	833	239	—

5. Investment Transactions

Cost of purchases and proceeds from sales of investment securities, other than short-term investments, for the period ended April 30, 2021, were as follows for each Portfolio:

Portfolio	Purchase Cost of Investment Securities	Proceeds from Sales of Investment Securities
Global Equity	$652,425,470	$639,253,201

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2021 (unaudited)

5. Investment Transactions (continued)

Portfolio	Purchase Cost of Investment Securities	Proceeds from Sales of Investment Securities
International Equity	$1,969,341,462	$1,352,647,099
International Small Companies	78,681,309	21,414,932
Institutional Emerging Markets	447,959,367	587,187,854
Emerging Markets	303,781,721	447,203,295
Frontier Emerging Markets	36,568,608	36,482,017
Global Equity Research	1,829,970	1,823,284
International Equity Research	3,439,922	3,480,974
Emerging Markets Research	1,987,395	2,000,909
Chinese Equity	3,950,723	198,066

6. In-Kind Redemptions

During the period ended October 31, 2020, the Global Equity Portfolio delivered portfolio securities rather than cash in exchange for the redemption of shares for certain investors (in-kind redemptions). These investors received readily marketable securities that were valued on the redemption date using the same method employed in calculating the Portfolio’s NAV per share. The Global Equity Portfolio had in-kind redemptions of approximately $38,788,196. The redemption amounts are included in “Net increase (decrease) in net assets from portfolio share transactions” on the Statements of Changes in Net Assets. Net gain of approximately $17,420,766 on the securities resulting from such in-kind redemptions are included in “Net realized gain (loss) on investments and foreign currency transactions” in the Statements of Changes in Net Assets. For financial reporting purposes, these transactions are treated as sales of securities and the resulting gains and losses are recognized based on the market value of the securities on the date of the redemption. For tax purposes, no gains or losses are recognized.

7. Capital Share Transactions

Transactions in capital shares for the period ended April 30, 2021, were as follows for each Portfolio:

	Shares Sold	Proceeds From Shares Sold	Shares From Reinvested Dividends	Reinvestment of Dividends	Shares Redeemed	Payments for Shares Redeemed	Net Increase (Decrease) in Shares	Net Increase (Decrease) in Net Assets
Global Equity
Institutional Class	1,817,088	$86,049,910	1,350,884	$61,262,574	(2,216,683)	$(106,242,324)	951,289	$41,070,160
Institutional Class Z	1,127,003	54,338,406	296,046	13,419,766	(610,471)	(28,959,129)	812,578	38,799,043
Advisor Class	183,726	8,728,427	72,150	3,270,573	(346,811)	(16,738,929)	(90,935)	(4,739,929)
International Equity
Institutional Class	77,925,873	2,207,658,867	3,415,990	94,725,399	(63,740,927)	(1,816,774,318)	17,600,936	485,609,948
Institutional Class Z	13,330,586	378,219,244	756,652	20,966,814	(10,453,704)	(298,651,007)	3,633,534	100,535,051
Investor Class	1,613,350	46,133,966	59,184	1,641,770	(3,008,564)	(83,482,519)	(1,336,030)	(35,706,783)
International Small Companies
Institutional Class	4,611,331	92,669,658	29,892	569,448	(1,697,658)	(33,799,090)	2,943,565	59,440,016
Investor Class	102,328	1,987,113	661	12,455	(201,846)	(3,982,169)	(98,857)	(1,982,601)
Institutional Emerging Markets
Institutional Class	21,831,864	561,826,317	773,359	19,248,905	(27,034,993)	(698,207,990)	(4,429,770)	(117,132,768)
Institutional Class Z	4,229,931	110,204,246	126,142	3,145,987	(1,844,890)	(48,453,720)	2,511,183	64,896,513
Emerging Markets
Advisor Class	6,649,521	449,540,569	203,161	13,223,729	(8,119,200)	(546,787,756)	(1,266,518)	(84,023,458)
Frontier Emerging Markets
Institutional Class I	2,653,809	20,802,677	132,190	1,028,440	(2,135,280)	(16,734,793)	650,719	5,096,324
Institutional Class II	—	—	291,739	2,277,287	—	—	291,739	2,277,287
Investor Class	80,474	621,578	17,809	138,195	(276,156)	(2,149,605)	(177,873)	(1,389,832)
Global Equity Research
Institutional Class	34	501	15,309	217,846	—	—	15,343	218,347

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2021 (unaudited)

7. Capital Share Transactions (continued)

	Shares Sold	Proceeds From Shares Sold	Shares From Reinvested Dividends	Reinvestment of Dividends	Shares Redeemed	Payments for Shares Redeemed	Net Increase (Decrease) in Shares	Net Increase (Decrease) in Net Assets
International Equity Research
Institutional Class	10,556	$148,353	36,323	$489,632	(25,186)	$(351,172)	21,693	$286,813
Emerging Markets Research
Institutional Class	—	—	10,515	134,267	—	—	10,515	134,267
Chinese Equity
Institutional Class	386,982	3,915,500	—	—	—	—	386,982	3,915,500

Transactions in capital shares for the year ended October 31, 2020, were as follows for each Portfolio:

	Shares Sold	Proceeds From Shares Sold	Shares From Reinvested Dividends	Reinvestment of Dividends	Shares Redeemed	Payments for Shares Redeemed	Net Increase (Decrease) in Shares	Net Increase (Decrease) in Net Assets
Global Equity
Institutional Class	12,675,160	$516,679,441	99,937	$3,750,633	(7,521,201)	$(276,990,882)	5,253,896	$243,439,192
Institutional Class Z	1,214,016	46,104,062	34,033	1,275,910	(909,670)	(39,808,095)	338,379	7,571,877
Advisor Class	324,320	12,635,875	3,494	131,272	(440,185)	(16,211,445)	(112,371)	(3,444,298)
International Equity
Institutional Class	186,458,188	4,129,832,968	7,739,005	182,950,087	(227,702,716)	(4,943,590,115)	(33,505,523)	(630,807,060)
Institutional Class Z	27,006,575	623,067,400	1,367,636	32,317,240	(22,561,293)	(519,759,194)	5,812,918	135,625,446
Investor Class	4,328,969	95,529,374	213,471	5,048,578	(7,754,318)	(171,021,718)	(3,211,878)	(70,443,766)
International Small Companies
Institutional Class	7,221,258	109,689,074	98,894	1,656,470	(5,059,225)	(74,531,343)	2,260,927	36,814,201
Investor Class	609,402	9,503,676	18,570	308,083	(1,972,802)	(29,932,526)	(1,344,830)	(20,120,767)
Institutional Emerging Markets
Institutional Class	80,055,144	1,550,781,076	2,860,129	63,923,895	(83,498,478)	(1,627,562,463)	(583,205)	(12,857,492)
Institutional Class Z	7,951,385	170,473,905	364,763	8,156,096	(5,085,941)	(98,100,924)	3,230,207	80,529,077
Emerging Markets
Advisor Class	16,535,208	833,799,789	963,746	56,465,950	(26,896,624)	(1,362,711,636)	(9,397,670)	(472,445,897)
Frontier Emerging Markets
Institutional Class I	4,237,438	28,199,937	272,401	2,132,906	(12,462,963)	(81,956,641)	(7,953,124)	(51,623,798)
Institutional Class II	—	—	346,188	2,717,575	—	—	346,188	2,717,575
Investor Class	573,612	3,560,115	35,821	279,761	(1,762,337)	(12,092,532)	(1,152,904)	(8,252,656)
Global Equity Research
Institutional Class	—	—	30,488	379,881	—	—	30,488	379,881
International Equity Research
Institutional Class	152,365	1,688,521	30,406	374,600	(760,187)	(9,228,810)	(577,416)	(7,165,689)
Emerging Markets Research
Institutional Class	660	6,001	25,882	299,717	—	—	26,542	305,718

8. Income Tax

The cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) on investments at April 30, 2021, for each of the Portfolios were as follows:

Portfolio	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation / (Depreciation)	Cost
Global Equity	$537,617,523	$(28,402,955)	$509,214,568	$1,186,931,283
International Equity	7,798,644,766	(233,996,112)	7,564,648,654	12,841,664,061
International Small Companies	163,041,346	(9,874,395)	153,166,951	367,196,138

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2021 (unaudited)

8. Income Tax (continued)

Portfolio	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation / (Depreciation)	Cost
Institutional Emerging Markets	2,554,232,598	$(165,266,050)	$2,388,966,548	$4,388,981,451
Emerging Markets	1,920,237,430	(90,801,251)	1,829,436,179	2,750,172,635
Frontier Emerging Markets	62,596,635	(17,041,013)	45,555,622	188,988,442
Global Equity Research	2,785,961	(160,089)	2,625,872	6,685,408
International Equity Research	4,000,119	(220,389)	3,779,730	11,561,313
Emerging Markets Research	2,181,279	(462,815)	1,718,464	7,203,943
Chinese Equity	390,682	(163,140)	227,542	3,809,926

It is the policy of each Portfolio of the Fund to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes; therefore, no federal income tax provision is required.

The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are recorded. Taxes accrued on unrealized gains are reflected as a liability on the Statements of Assets and Liabilities under the caption “Deferred capital gains tax” and as a reduction in “Distributable earnings”. When assets subject to capital gains tax are sold, accrued taxes are relieved, and the actual amount of the taxes paid is reflected on the Statements of Operations as a reduction in “Net realized gain (loss) on Investment Transactions”. The Portfolios seek to recover a portion of foreign withholding taxes applied to income earned in jurisdictions where favorable treaty rates for US investors are available. The portion of such taxes believed to be recoverable is reflected as an asset on the Statements of Assets and Liabilities under the caption “Tax reclaims receivable”.

Management has performed an analysis of each Portfolio’s tax positions for the open tax years as of April 30, 2021, and has concluded that no provisions for income tax are required. The Portfolios’ federal tax returns for the prior three fiscal years (open tax years: October 31, 2018; October 31, 2019; October 31, 2020) remain subject to examination by the Portfolios’ major tax jurisdictions, which include the United States, the State of New Jersey and the State of Maryland. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Portfolios. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The tax character of distributions paid during the fiscal years ended October 31, 2020 and 2019 were as follows:

	Distributions From
Portfolio	Ordinary Income 2020	Long-Term Capital Gains 2020	Ordinary Income 2019	Long-Term Capital Gains 2019
Global Equity	$6,200,271	$—	$5,039,201	$84,041,831
International Equity	269,536,396	—	191,998,952	—
International Small Companies	2,122,682	—	1,400,782	10,538,794
Institutional Emerging Markets	85,287,487	—	42,525,477	—
Emerging Markets	63,406,861	—	29,768,361	—
Frontier Emerging Markets	5,825,150	—	4,881,573	—
Global Equity Research	83,862	296,019	231,465	283,521
International Equity Research	232,264	142,336	306,053	507,992
Emerging Markets Research	145,125	154,592	175,404	343,803

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2021 (unaudited)

8. Income Tax (continued)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), each Portfolio is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses.

At October 31, 2020, capital losses incurred that will be carried forward indefinitely under provisions of the Act were as follows:

Portfolio	Short-Term Capital Loss Carryforward	Long-Term Capital Loss Carryforward
International Equity	$(324,240,954)	$(231,889,974)
International Small Companies	(4,091,913)	(620,403)
Institutional Emerging Markets	(47,899,513)	(157,950,030)
Emerging Markets	(34,585,281)	(2,166,831)
Frontier Emerging Markets	(20,318,737)	(102,662,372)

During the fiscal year ended October 31, 2020, the Global Equity and Frontier Emerging Markets Portfolios utilized $1,903,096 and $1,228,604, respectively, in capital loss carryforwards.

9. Foreign Exchange Contracts

The Portfolios do not generally hedge foreign currency exposure, however, the Portfolios may enter into forward foreign exchange contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings. Each Portfolio will conduct its currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currency. Foreign currency transactions entered into on the spot markets serve to pay for foreign investment purchases or to convert to dollars, the proceeds from foreign investment sales or dividend and interest receipts. The Portfolios will disclose open forward currency contracts, if any, on the Portfolios of Investments. The Portfolios do not separately disclose open spot market transactions on the Portfolios of Investments. Such realized gain (loss) and unrealized appreciation (depreciation) on spot market transactions is included in “Net realized gain (loss) on foreign currency transactions” and “Change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies”, respectively, on the Portfolios’ Statements of Operations. The Portfolios held no open forward currency contracts as of or during the period ended April 30, 2021.

10. Participation Notes

Each Portfolio may invest in participation notes. Participation notes are promissory notes that are designed to replicate the return of a particular underlying equity or debt security, currency or market. Participation notes are issued by banks or broker-dealers or their affiliates and allow a Portfolio to gain exposure to common stocks in markets where direct investment may not be allowed. Participation notes are generally traded over-the-counter. In addition to carrying the same risks associated with a direct investment in the underlying security, participation notes are subject to the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with a Portfolio. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a Portfolio would be relying on the creditworthiness of such banks or broker-dealers and would have no rights under a participation note against the issuer(s) of the underlying security(ies). Participation notes may be more volatile and less liquid than other investments held by the Portfolios.

11. Concentration of Ownership

At April 30, 2021, the percentage of total shares outstanding held by record shareholders each owning 10% or greater of the aggregate shares outstanding of each Portfolio were as follows:

	No. of Shareholders	% Ownership
Global Equity	2	30.40	%*
International Equity	2	26.19	%*
International Small Companies	3	43.82	%*
Institutional Emerging Markets	2	56.02	%*
Emerging Markets	3	60.39	%*
Frontier Emerging Markets	3	40.29	%*

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2021 (unaudited)

11. Concentration of Ownership (continued)

	No. of Shareholders	% Ownership
Global Equity Research	2	83.34%
International Equity Research	3	70.10%*
Emerging Markets Research	2	73.42%
Chinese Equity	2	51.68%

*	Includes omnibus positions of broker-dealers representing numerous shareholder accounts.

Investment activities of these shareholders may have a material effect on the Portfolios.

12. Concentration of Risk

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in U.S. issuers. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Portfolios are authorized to invest.

Frontier Emerging Markets is permitted to invest up to 35% of its total assets in companies in the same industry, if, at the time of investment, that industry represents 20% or more of the Portfolio’s benchmark index. During periods when the Portfolio has invested more than 25% of its total assets in companies in the same industry, it will operate as a concentrated portfolio and be subject to additional risks and greater volatility. Such additional risks include increased competition within the industry, or changes in legislation, or government regulations affecting the industry. The value of the Portfolio’s shares may be particularly vulnerable to factors affecting the banking industry, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation, and price competition. Such risks may be magnified with respect to securities of issuers in Frontier Emerging Markets. At April 30, 2021, the Portfolio’s investment in the Banking industry amounted to 32.96% of its total assets.

As a non-diversified fund, the Chinese Equity Portfolio has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor performance by a single issuer could adversely affect the Chinese Equity Portfolio’s performance more than if the Chinese Equity Portfolio were invested in a larger number of issuers.

13. Pandemic Risk

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

14. Line of Credit

The Fund has a $150 million line of credit agreement with Northern Trust. Borrowings are made solely to facilitate the handling of redemptions or unusual or unanticipated short-term cash requirements. Because several Portfolios participate and collateral requirements apply, there is no assurance that an individual Portfolio will have access to the entire $150 million at any particular time. Interest is charged to each Portfolio based on its borrowings at an amount above the Federal Funds rate, subject to a minimum rate. In addition, a facility fee is computed at an annual rate of 0.15% on the line of credit and is allocated among the Portfolios.

During the period ended April 30, 2021, the Funds did not have any borrowings under the line of credit agreement.

15. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact, for purposes of recognition or disclosure in the financial statements, through the date the report was issued.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2021 (unaudited)

15. Subsequent Events (continued)

As of July 1, 2021, the Investment Adviser has agreed to lower the contractual management fee and expense cap for certain Portfolios in the Fund. Please refer to the Investment Advisory Fee table in Note 3 for more detail.

Harding, Loevner Funds, Inc.

Approval of Investment Advisory Agreement

(unaudited)

Approval of Investment Advisory Agreement

At a videoconference meeting of the board of directors (collectively, the “Board” or “Directors” and, each, a “Director”) of Harding, Loevner Funds, Inc. (the “Fund”) held on October 30, 2020 (the “Meeting”), the Board, including a majority of those directors who are not “interested persons” of the Fund (the “Independent Directors”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the investment advisory agreement (the “New Portfolio Advisory Agreement”) between the Fund on behalf of a new series of the Fund, the Chinese Equity Portfolio (the “New Portfolio”), and Harding Loevner LP (“Harding Loevner”) for an initial two-year period. In considering the approval of the New Portfolio Advisory Agreement, the Board noted that the terms and conditions of the New Portfolio Advisory Agreement are substantially identical to the terms and conditions of the Investment Advisory Agreement, dated as of August 26, 2009, as amended (the “2009 Advisory Agreement”), between the Fund, on behalf of the Global Equity Portfolio, the International Equity Portfolio, the International Small Companies Portfolio, the Institutional Emerging Markets Portfolio (the “IEM Portfolio”), the Emerging Markets Portfolio (the “EM Portfolio”) and the Frontier Emerging Markets Portfolio (collectively, the “Traditional Portfolios”), and Harding Loevner, the Investment Advisory Agreement, dated as of December 17, 2015, as amended, between the Fund, on behalf of the International Equity Research Portfolio (the “IER Portfolio”) and Harding Loevner (the “IER Advisory Agreement”), and the Investment Advisory Agreement, dated as of December 19, 2017, as amended, between Harding Loevner and the Fund on behalf of the Global Equity Research Portfolio and Emerging Markets Research Portfolio (collectively, with the IER Portfolio, the “Research Portfolios,” and collectively, with the Traditional Portfolios, each a “Portfolio” and collectively, the “Legacy Portfolios”) amended (together with the 2009 Advisory Agreement and the IER Advisory Agreement, the “Legacy Advisory Agreements”). The Meeting was held via videoconference, with telephonic participation optional, in accordance with exemptive relief from certain in-person meeting requirements issued by the Securities and Exchange Commission in an exemptive order under Section 6(c) and Section 38(a) of the 1940 Act.

Prior to and during the Meeting, the Board received and assessed information regarding: (i) the qualifications of the portfolio managers primarily responsible for the day-to-day management of the New Portfolio; (ii) the investment strategy and portfolio construction approach to be implemented by Harding Loevner for the New Portfolio; (iii) Harding Loevner’s representations regarding the management fees of the peer funds of the New Portfolio with similar characteristics; (iv) Harding Loevner’s plans to position the New Portfolio in the marketplace relative to the Legacy Portfolios and peer mutual funds; and (v) the estimated costs associated with managing the New Portfolio and proposed fees payable to Harding Loevner under the New Portfolio Advisory Agreement relative to the costs and fees payable under the Legacy Advisory Agreements.

In addition, the Board considered, among other things, the following factors:

Nature, Extent and Quality of Services

The Board evaluated the information it deemed necessary to assess the nature, extent and quality of investment advisory services to be provided to the New Portfolio by Harding Loevner. The Board also considered the nature, extent and quality of: (i) the extensive non-advisory services to be provided to the New Portfolio by Harding Loevner, including portfolio trading; (ii) the resources to be devoted to the New Portfolio’s compliance policies and procedures; (iii) the resources to be devoted to the supervision of third-party service providers; and (iv) the quality and quantity of administrative and shareholder servicing. The Board considered Harding Loevner’s record of compliance with its compliance policies and procedures, as well as the qualifications, backgrounds and responsibilities of Harding Loevner’s management team and information regarding the members of the investment analyst and portfolio management teams for the New Portfolio. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the New Portfolio under the New Portfolio Advisory Agreement.

Performance of Harding Loevner

Because the New Portfolio had not commenced operations, the Board considered, among other things, the Legacy Portfolios’ strong historical performance for multiple time periods compared against each Legacy Portfolio’s Morningstar Category and benchmark index. The Board noted the extensive review and analysis of the performance of the Legacy Portfolios conducted before and during the June 12, 2020 meeting (the “June Meeting”), when the Board approved the continuance of the Legacy Investment Advisory Agreements, pursuant to Section 15(c) of the 1940 Act. The Board noted with particular interest the historical performance of the IEM Portfolio and the EM Portfolio considered at the June Meeting and for interim periods through September 30, 2020, given the significance of Chinese stock selection to the performance of those portfolios. Further, the Board considered that the New Portfolio’s lead portfolio manager has served as co-lead portfolio manager of the Frontier Emerging Markets Portfolio since 2012 and as a portfolio manager for the IEM Portfolio and EM Portfolio since 2015, and that each member of the New Portfolio’s portfolio management team has deep experience investing in China. In addition, the Board took note that Harding Loevner has over 25 years of experience investing in China. Based on these considerations, the Board concluded that Harding Loevner had demonstrated the ability of its investment process to generate reasonable levels of positive absolute and relative performance.

Harding, Loevner Funds, Inc.

Approval of Investment Advisory Agreement (continued)

(unaudited)

Costs of the Services and Profitability of Harding Loevner

In considering the New Portfolio’s profitability to Harding Loevner, the Board recognized that there was not yet profitability data to evaluate, but noted that profitability information would be provided after the New Portfolio commenced operations and, as with other new portfolios launched by Harding Loevner, the New Portfolio was not expected to be profitable to Harding Loevner initially. In evaluating Harding Loevner’s profitability, the Board recognized: (i) the significant resources that Harding Loevner is committing to the organization and management of the New Portfolio; (ii) the substantial business risk assumed in sponsoring the New Portfolio; and (iii) the proposed fee waiver for the New Portfolio. Further, the Board noted that the New Portfolio may not achieve profitability for some time. Based upon these considerations, the Board concluded that the profits Harding Loevner anticipates from managing the New Portfolio will not be excessive in light of the nature, extent and quality of the services to be provided to the New Portfolio.

Comparison of Fees and Services Provided by Harding Loevner

The Board considered the contractual advisory fees that are payable by the New Portfolio to Harding Loevner and the estimated actual investment advisory fees to be realized by Harding Loevner, taking into account the fee waiver and/or expense reimbursement arrangement for the New Portfolio. The Board also considered the fact that Harding Loevner’s fee waiver/expense reimbursement arrangement with the New Portfolio is not subject to recapture and that the proposed fee reductions are contractual in nature and may exceed the investment advisory fee for some time. The Board considered the fees payable to Harding Loevner by the New Portfolio compared to investment advisory fees payable to Harding Loevner by the Legacy Portfolios and the respective peer funds to the New Portfolio. Based on these considerations, the Board concluded that the investment advisory fee to be paid by the New Portfolio was not so disproportionately large that it could not have been the result of an arm’s length negotiation.

Economies of Scale

The Board considered whether there is potential for realization of economies of scale for the New Portfolio and whether material economies of scale would be shared with shareholders. The Board noted that the New Portfolio was not expected to raise a significant level of assets during the initial contract term and therefore was unlikely to realize material economies of scale.

Other Benefits

The Board considered other benefits to be derived by Harding Loevner from its relationship with the New Portfolio. In this regard, the Board noted that the only likely tangible material benefits from Harding Loevner’s relationship with the New Portfolio would be from: (i) the receipt of research products and services obtained through “soft dollars” in connection with New Portfolio brokerage transactions; and (ii) the enhancement of China research capabilities resulting from Harding Loevner’s increased investment in China research resources and talent. The Board also considered the extent to which Harding Loevner and its other clients, including the Legacy Portfolios, would benefit from receipt of research products and services through “soft dollars” and the enhancements to Harding Loevner’s China research capabilities. In light of the costs of providing investment management, administrative and other services to the New Portfolio, these other ancillary benefits that Harding Loevner may receive were considered reasonable.

In addition to the factors discussed above, the Board members noted that they had performed a comprehensive review of the services provided to the Legacy Portfolios by Harding Loevner under the Legacy Advisory Agreements during the June Meeting and had voted to renew at that time. The Board determined that the information they had considered in connection with the renewal of the Legacy Advisory Agreements at the June Meeting, as supplemented by relevant information provided during subsequent Board meetings, was applicable to their decision to approve the New Portfolio Advisory Agreement.

Following discussion, both in general session, and in executive session of the Independent Directors meeting alone with their legal counsel, the Board determined that it had received sufficient information to take action on the proposed resolutions approving the New Portfolio Advisory Agreement. The Board, including a majority of the Independent Directors, concluded with respect to the New Portfolio that Harding Loevner’s investment advisory fees were sufficiently supported by the Board’s review of the factors described above.

In light of all the foregoing, the Board, and separately, a majority of the Independent Directors, approved the New Portfolio Advisory Agreement with respect to the New Portfolio. The Board’s decision was based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each director not necessarily attributing the same weight to each factor.

Harding, Loevner Funds, Inc.

Results of Special Meeting of Shareholders

(unaudited)

Results of Special Meeting of Shareholders

The Fund held a Special Meeting of Shareholders on December 14, 2020 at 11:00 a.m. Eastern time. In light of public health concerns regarding the coronavirus pandemic, the Meeting was held in a virtual meeting format only. Shareholders elected Carolyn Ainslie, Jill R. Cuniff, Jason Lamin and Alexandra K. Lynn as Directors of the Fund. A total of 705,993,083 shares were represented at the meeting, constituting a quorum of 64.8%.

The results of the Special Meeting were as follows:

Nominee	For	% Outstanding	% of Voted	Withheld	% Outstanding	% of Voted
Carolyn Ainslie	698,907,090	64.13%	99.00%	7,085,993	0.65%	1.00%
Jill R. Cuniff	700,075,743	64.24%	99.16%	5,917,339	0.54%	0.84%
Jason Lamin	699,776,320	64.21%	99.12%	6,216,762	0.57%	0.88%
Alexandra K. Lynn	699,708,284	64.20%	99.11%	6,284,798	0.58%	0.89%

Harding, Loevner Funds, Inc.

Liquidity Risk Management Program

(unaudited)

Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”), Harding, Loevner Funds, Inc. (the “Fund”) has adopted a liquidity risk management program (the “Program”) whose principal objectives include assessing, managing and periodically reviewing the liquidity risk of each series of the Fund (each, a “Portfolio” and together, the “Portfolios”), based on factors specific to the circumstances of each Portfolio.

The Board of Directors (the “Board”) of the Fund approved the Program and designated Harding Loevner LP as the administrator of the Program, acting through its Brokerage and Trading Advisory Committee (the “Administrator”). The Liquidity Rule and the Program require the Administrator to assess and review, at least annually, the liquidity risk of each Portfolio, and to consider whether any new or additional steps need to be taken or recommended to manage liquidity risk.

Pursuant to the Liquidity Rule, at the December 18, 2020 Board meeting, the Administrator provided the Board with an annual report that addressed the operation of the Program and assessed the adequacy and effectiveness of its implementation and any material changes to the Program (the “Liquidity Report”).

The Liquidity Report described the operation of the Program, including the process for categorizing portfolio securities into one of four liquidity categories, as defined in the Liquidity Rule, noting that the process is supervised by the Administrator. In addition, the Liquidity Report discussed the role of the Fund’s third-party liquidity classification data provider (the “Liquidity Data Provider”) in the classification process, including the techniques used and assumptions applied by the Liquidity Data Provider to analyze portfolio holdings and the quality and timeliness of the liquidity classification data provided to the Administrator by the Liquidity Data Provider.

The Liquidity Report then discussed the annual assessment and review of the Program undertaken by the Administrator. In its assessment and review of each Portfolio’s liquidity risk, the Administrator considered such information as it deemed appropriate, which included, among other factors:

•  The Portfolios’ investment strategies and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions.

The Administrator reviewed the investment strategy and liquidity of each Portfolio during both normal and reasonably foreseeable stressed conditions, including whether each strategy involves a relatively more concentrated portfolio or large position sizes in particular issuers and whether, or to what extent, the investment strategy is appropriate for an open-end fund.

•  Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions.

The Administrator reviewed the short- and long-term cash flow projections of each Portfolio during normal and reasonably foreseeable stressed conditions.

•  Holdings of cash and cash equivalents, as well as borrowing arrangements.

The Administrator reviewed holdings of cash and cash equivalents as well as borrowings, including the credit facility applicable to the Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Portfolios.

The Administrator’s consideration of the foregoing information among other factors, as part of its assessment and review of each Portfolio’s liquidity risk, suggested to the Administrator there would be sufficient cash to satisfy redemption requests under both normal conditions, and under reasonably foreseeable stressed conditions.

Finally, the Liquidity Report noted that the Fund had not adopted an highly liquid investment minimum (“HLIM”) because each Portfolio is invested primarily in highly liquid securities, and that the Administrator continues to believe, based on the composition of each Portfolio over the first year of the Program, that an HLIM is not needed.

The Liquidity Report concluded by stating that there were no material changes made to the Program since its inception, and that the Administrator had determined based on its assessment that the Program was effectively implemented and appropriately tailored to the nature and degree of the Fund’s liquidity risk, both under normal and reasonably foreseeable stressed conditions.

Harding, Loevner Funds, Inc.

Supplemental Information

(unaudited)

Quarterly Portfolio Schedules of Investments

Each Portfolio files its complete portfolio of investments with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Portfolios’ Forms N-PORT are available on the SEC’s website at www.sec.gov. Additionally, they are available upon request by calling (877) 435-8105.

Proxy Voting Record

The Fund’s proxy voting record relating to the Portfolios’ securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.hardingloevnerfunds.com and on the SEC’s website at www.sec.gov, on Form N-PX.

Proxy Voting Policies and Procedures

The Fund’s proxy voting policies and procedures are included in Appendix B to the Fund’s Statement of Additional Information and is available without charge, upon request, by calling (877) 435-8105 or on the SEC’s website at www.sec.gov.

Additional Information

The Adviser updates Fact Sheets for the Portfolios each calendar quarter that are posted to the Fund’s website at www.hardingloevnerfunds.com. This information, along with the Adviser’s commentaries on its various strategies, is available without charge, upon request, by calling (877) 435-8105.

Harding, Loevner Funds, Inc.

Directors and Principal Officers

(unaudited)

DIRECTORS AND PRINCIPAL OFFICERS OF THE FUNDS

David R. Loevner

Director and Chairman of the Board of Directors

Carolyn N. Ainslie

Director

Christine C. Carsman

Director Emeritus

Jill R. Cuniff

Director

R. Kelly Doherty

Director

Charles W. Freeman III

Director

Jason Lamin

Director

Alexandra K. Lynn

Director

Samuel R. Karetsky

Director Emeritus

Eric Rakowski

Director

Richard T. Reiter

President

Tracy L. Dotolo

Chief Financial Officer and Treasurer

Brian D. Simon

Chief Compliance Officer, Anti-Money Laundering Compliance Officer, and Assistant Secretary

Marcia Y. Lucas

Secretary

Aaron J. Bellish

Assistant Treasurer

Ryan Bowles

Assistant Treasurer

Derek A. Jewusiak

Assistant Treasurer

Lisa R. Price

Assistant Secretary

This report is intended for shareholders of Harding, Loevner Funds, Inc. It may not be used as sales literature unless preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives, risks and policies of the Portfolios.

Client Name

Address Line 1

Address Line 2

City, State Zip

(877) 435-8105

www.hardingloevnerfunds.com

Item 1. Reports to Stockholders (cont.).

(b)

The following is a copy of the notice transmitted to shareholders pursuant to Rule 30e-3 under the Investment Company Act of 1940 (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule

Notice of Internet Availability of Shareholder Report(s)

B07839-01S

0000001

BROADRIDGE
FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
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Learn how to read a mutual fund
shareholder report here:
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Notice of Internet Availability of Shareholder Report(s) (/) .-1 0 I .-1 <I’ 0 1<1 0 w.~ eo o BROADRIDGE “ 0 FINANCIAL SOLUTIONS, INC. 0 0 ATTENTION: a 11:1 0 TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 Jpd“liOdaiJWpeai-q~fS+IalefiOlSaAU~/A06“3aS“MMM :aia4 +Iodai Iap1o4aie4s pun~ 1en+nw e peai o+ M04 uiea1 •

rra1 HARDING g LOEVNER ID: Important Shareholder Report(s) Available Online and in Print by Request. Reports contain important information about your fund, including its portfolio holdings and financial statements. we encourage you to review your shareholder report(s) at the website(s) below: https://www.hardingloevner.com/ways-to-invest/us-mutual-funds/ Portfolio, Class Request a printed/email report at no charge and/or elect to receive paper reports in the future, by calling or visiting (otherwise you will not receive a paper/email report): 1-866-345-5954 www.FundReports.com Aim your mobile device camera here for more information

Global Equity Portfolio	Institutional Emerging Markets Portfolio	Global Equity Research Portfolio

International Equity Portfolio	Emerging Markets Portfolio	International Equity Research Portfolio

International Small Companies Portfolio	Frontier Emerging Markets Portfolio	Emerging Markets Research Portfolio

Chinese Equity Portfolio

The Prospectus, SAI, and the Fund’s annual and semi-annual reports are also available free of charge on Harding Loevner’s website at hardingloevnerfunds.com.

Reports and other information about the Fund are also available on the EDGAR database on the Commission’s

	Internet site at SEC.gov or by electronic request at the following e-mail address: publicinfo@sec.gov. A duplication fee will be applied to written requests and needs to be paid at the time your request is submitted.	As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Harding Loevner Funds

Global equity investing for institutions is Harding Loevner’s exclusive focus. Through Harding Loevner Funds it offers distinct global strategies based on its quality-and-growth investment philosophy. It seeks to purchase shares of growing, financially strong, well-managed companies at favorable prices. Harding Loevner manages each of the Funds’ Portfolios according to a disciplined, research-based investment process. It identifies companies with sustainable competitive advantages and assesses the durability of their earnings growth by conducting in-depth fundamental research into global industries. In constructing portfolios, Harding Loevner diversifies carefully to limit risk.

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Shareholders may sign up for electronic delivery of investor materials. By doing so, you will receive the information faster and help us reduce the impact on the environment of providing these materials. To enroll in electronic delivery,

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4	Letter to Our Shareholders

6	Global Equity Portfolio

10	International Equity Portfolio

14	International Small Companies Portfolio

18	Emerging Markets Portfolio

22	Chinese Equity Portfolio

26	Frontier Emerging Markets Portfolio

30	Global Equity Research Portfolio

34	International Equity Research Portfolio

38	Emerging Markets Research Portfolio

Contact

Harding, Loevner Funds, Inc. c/o Northern Trust Attn: Funds Center, Floor 38 333 South Wabash Avenue Chicago, IL 60604 Phone: (877) 435-8105 Fax: (312) 267-3657 www.hardingloevnerfunds.com	Must be preceded or accompanied by a current Prospectus. Quasar Distributors, LLC, Distributor

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Letter To Our Shareholders

April 30, 2021

David Loevner, CFA, CIC

Chairman of the Funds and

Chief Executive Officer of the Adviser

Ferrill Roll, CFA

Chief Investment Officer of the Adviser

Simon Hallett, CFA

Vice Chairman of the Adviser

Last fall, in our Fiscal Year 2020 Annual Report and Commentary, we expressed some incredulity at “value” investing’s much ballyhooed demise. We had no unique insight to offer about the outlook for the value style other than noting that each prior reading of its last rites seemed to presage its roaring back to life. And, lo and behold, our October 31 missive presciently, if inadvertently, anticipated the turn in market style that coincided with the announcements of the first highly effective COVID-19 vaccines and the imminent change of US presidential administration.

Since November the “value” half of the MSCI All Country World Index has outperformed its “growth” counterpart by more than fifteen percentage points. More significant for us, however, has been the outperformance, by a country mile, of stocks of more leveraged, more cyclical, and less profitable companies relative to the stocks of higher-quality companies that are not so encumbered. The prospect of re-opening economies brightened the outlook for every business (save for the few that provide remote-working tools or home delivery), but it’s been the weakest companies—especially those that were severely challenged during the lockdowns—whose outlook has brightened the most. The Biden administration’s spending plans for consumer relief today and infrastructure tomorrow have further re-enlivened such companies’ prospects. Our portfolio managers, in varying degrees, had been leaning against the then-prevailing winds by resisting the pie-in-the-sky valuations of many of the fastest-growing companies, while maintaining exposure to growth businesses. A related, but separate, trade-off also vexed them: the one between rich valuation and business quality. Their struggle with those trade-offs is the subject of many of the reports that follow this letter.

Another area where we’ve leaned against the wind is in capping the exposure to China permitted in our Emerging Markets Portfolio. China’s market capitalization has swelled on the back of rising valuations and new issuance. Thanks to improved access for foreign investors, the Chinese market has secured a pre-eminent place in passive indices, and as many new companies have gone public it has also become more diversified. We anticipated the broad outline of this evolution some years ago, adding analytical resources, expanding company coverage, and raising our self-imposed ceiling on maximum exposure to the country. In the spring of last year, as China’s stock market rebounded rapidly, reflecting the country’s early control of the virus when the rest of the world was still floundering, we resisted the loud calls (including from some of our own colleagues) to raise our ceiling further. We demurred because of our aversion to changing sensible constraints while they are actually binding. Constraints in risk guidelines are a form of pre-commitment, meant to gird our loins precisely when market momentum and FOMO conspire mightily to induce us to throw caution to the wind. That resistance proved well-considered in the latter part of 2020 when Chinese share prices tumbled even as other markets rose on positive vaccine news. The twin reminders of internal risks emanating from Chinese regulatory unpredictability and external ones from US congressional and executive actions drove home that, like any investment, Chinese stocks are not a one-way bet. Once the clamor for more Chinese risk-taking had subsided, and in recognition of China’s growing heft in the MSCI EM Index, we did relax our fixed limit on China at year end, but still constrain our portfolio managers to not exceed the country’s weight in the index.

More newsworthy, perhaps, in recognition of our growing success at finding Chinese companies with enviable growth prospects that also meet our business-quality standards, we launched a new, dedicated Chinese Equity Portfolio providing interested investors more concentrated exposure to Chinese stocks using our time-tested and battle-hardened investment philosophy and process. You’ll find that Portfolio’s first appearance later in this report as well.

An area where we find ourselves tilted in the direction of prevailing winds is that of scrutinizing Environmental, Societal, and Governance (ESG) risks and opportunities. Alongside our longstanding focus on the risks of poor corporate governance, we escalated our analysts’ assessment of the E and the S risks five years ago, incorporating checklists that require rigorous investigation into a common set of potential ESG-specific hazards. Since then, the winds have only blown harder, as we have continued to hone our skills in this area, a natural refinement of the search for long-term sustainable businesses that has been the aim of our high-quality, growth-oriented investment philosophy from the very start.

Last year, we heightened our efforts to assess the materiality of specific ESG-related risks to each industry. Using the processes we’ve developed, our analysts are continually probing the logic and consistency of their assessments of such risks. We’re also making sure those processes keep pace with rapidly evolving best practices, including expanding our capacity for engaging with issuers and for reporting to our own clients on the impact of our

4

companies’ activities along dimensions such as carbon emissions or diversity, as well as on the results of our engagements with their managements.

As we continue sharpening our focus on ESG, our overarching goal is to deliver strong risk-adjusted returns. Instead of fleeing from any perceived ESG risk regardless of its materiality or the potential opportunity cost of avoiding it, we aim to assess all risks, including ESG risks, properly, identifying which are material and the time frames under which their consequences might be realized. In some instances, we may identify companies or entire industries that have become mispriced in a crowding of the market into fashionable ESG themes. By identifying the most material and persistent trends affecting industries, our analysts are capable of discerning which companies may become impaired, which embroiled in mounting regulation, and which, unheralded today, may thrive. Indeed, recognizing and exploiting such trends is exactly what we expect the best companies to do.

Leaning against the wind is part and parcel of contrarian investing, and any investor must diverge from the crowd in some way to have a chance to outperform. The art comes in judging when and where to diverge, and when simply to accept and appreciate the breeze at your back. We are grateful for your continued trust in Harding Loevner, as we make those judgments.

Sincerely,

David R. Loevner, CFA, CIC	Ferrill D. Roll, CFA	Simon Hallett, CFA

Opinions expressed are those of Harding Loevner and are not intended to be forecasts of future events, a guarantee of future results, nor investment advice. Please read the separate disclosure page for important information, including the risks of investing in the Portfolios. Past performance is not a guarantee of future results.

5

Global Equity Portfolio

Institutional Investors: HLMVX & HLGZX | Individual Investors: HLMGX

Portfolio Management Team

Peter Baughan, CFA Co-Lead Portfolio Manager Jingyi Li Co-Lead Portfolio Manager

Scott Crawshaw Portfolio Manager Christopher Mack, CFA Portfolio Manager

Richard Schmidt, CFA Portfolio Manager

Performance Summary

For the Global Equity Portfolio, the Institutional Class gained 24.05%, the Institutional Class Z gained 24.08%, and the Advisor Class gained 23.90% (net of fees and expenses) in the six-month period ended April 30, 2021. The Portfolio’s benchmark, the MSCI All Country World Index, gained 28.29% (net of source taxes).

Market Review

Global stock markets increased in the six months ended April 30, as the rollout of several successful COVID-19 vaccines led to economic rebounds across the globe. All sectors and regions finished in positive territory for the period.

The closing months of 2020 saw a dramatic rise in global stock markets, despite an escalation in the global pandemic. The starting gun for the run-up was Pfizer’s announcement of better-than-expected results for its COVID-19 vaccine trials and was followed in rapid fire by positive reports from Moderna, AstraZeneca, and Sinopharm. Accelerated approvals gave investors further hope for some return to normal commerce in 2021, even as COVID-19 hospitalizations in the US and Europe soared.

In 2021, signs of a global economic rebound multiplied as the vaccination efforts began in earnest. In March, the IMF raised its global GDP growth forecast for 2021 to 6.0%. In the US, among the world’s leaders in vaccination rates, retail sales climbed to the strongest level on record and restaurant bookings and the number of airline passengers, while still below pre-COVID-19 levels, continued to improve. The Biden administration passed a colossal US$1.9 trillion relief package, the third such stimulus measure

Fund Facts at April 30, 2021

Total Net Assets	$1,708.4M

Sales Charge	None

Number of Holdings	74

Turnover (5 Year Average)	44%

Dividend Policy	Annual

	Institutional Investors		Individual Investors

	Inst Class	Inst Class Z	Advisor Class

Ticker	HLMVX	HLGZX	HLMGX

CUSIP	412295602	412295727	412295206

Inception Date	11/3/2009	8/1/2017	12/1/1996

Minimum Investment[1]	$100,000	$10,000,000	$5,000

Net Expense Ratio[2]	0.88%[3]	0.80%[4]	1.07%[5]

Gross Expense Ratio[2]	0.88%	0.83%	1.07%

1Lower minimums available through certain brokerage firms. 2As of the most recent Prospectus and based on expenses for the fiscal year end. 3Harding Loevner has contractually agreed to cap the expense ratio at 0.90% through February 28, 2022. The expense ratio (without cap) is applicable to investors. 4The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2022. Harding Loevner’s contractual agreement caps the expense ratio at 0.80%. The Net Expense Ratio is applicable to investors. 5Harding Loevner has contractually agreed to cap the expense ratio at 1.20% through February 28, 2022. The expense ratio (without cap) is applicable to investors.

since the pandemic began, sending direct payments to millions of Americans and extending unemployment insurance. In China, electricity generation and rail cargo volume rose substantially year over year, but consumer spending remained subdued despite much of daily life having returned to normal. The recovery in Europe was even more uneven, amid the emergence of new more virulent virus strains and problems with its vaccine rollout extending or renewing lockdowns.

Better economic data coupled with seemingly unlimited central bank liquidity led to rising management confidence and a surge in mergers and acquisition activity (M&A). Company CEOs were not the only market participants infected with high confidence; investors became more sanguine as well. The growth of special-purpose acquisition companies (SPACs), a “backdoor” means of taking private companies public with minimal regulatory scrutiny, accounted for an unprecedented 25% of all US deals. Retail trading activity also rose sharply, with a record number of people opening online accounts, and option volumes rising dramatically. The speculative frenzy extended to initial public offerings (IPOs) in many markets, with shares of newly listed companies (many of them still loss-making) being met by strong institutional and retail demand.

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Performance (% total return)

	For periods ended March 31, 2021							For periods ended April 30, 2021

	1	3	5	10	Since Inception*			1	3	5	10	Since Inception*

	Year	Years	Years	Years	Nov-09	Aug-17	Dec-96	Year	Years	Years	Years	Nov-09	Aug-17	Dec-96

Global Equity Portfolio – Inst Class	58.35	14.15	16.34	11.29	11.86			50.36	16.47	17.27	11.38	12.29

Global Equity Portfolio – Inst Class Z	58.47	14.22	–	–		14.54		50.49	16.55	–	–		15.86

Global Equity Portfolio - Advisor Class	58.08	13.92	16.09	11.03			8.24	50.09	16.24	17.02	11.10			8.45

MSCI All Country World Index	54.60	12.07	13.21	9.15	10.14	11.74	–	45.74	13.32	13.85	9.17	10.47	12.74	–
Returns are annualized for periods greater than 1 year. *Inception of the Institutional Class, November 3, 2009. Inception of the Institutional Class Z, August 1, 2017. Inception of the Advisor Class, December 1, 1996. Index performance prior to January 1, 2001 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com.

As homebuyers and corporate treasurers alike raced to lock in low interest rates, bond yields rose, with the yield on the US 10-year reaching pre-pandemic levels in March. Commodity prices, particularly those linked with industrial activity such as iron ore and copper, jumped higher, while Brent crude rose to over US$60 per barrel.

On a sector basis, Energy was the strongest performer, surging in lockstep with rising oil prices. Financials also performed strongly, aided by a steepening yield curve and surprisingly low credit defaults. Information Technology (IT) also outperformed despite heightened scrutiny from regulators in Europe, China, and the US. Less-cyclical sectors—Consumer Staples, Health Care, and Utilities—all underperformed for the period.

Viewed by geography, the eurozone outperformed as some of the countries hit hardest by the virus, such as Spain and Italy, began to recover. Canada was a big outperformer, helped by its large weighting in banks and Energy. In Europe outside the eurozone, the UK posted strong returns on the back of its expansive vaccination program. Japan significantly underperformed as the country instated a new, more stringent state of emergency in response to another virus wave. Emerging Markets (EMs) also underperformed as weakness in China due to its regulatory crackdowns on tech companies offset strong performance in Taiwan and Russia, where the global semiconductor shortage and the rise in the oil price helped the former’s IT and latter’s Energy companies, respectively.

Performance Attribution

The Portfolio underperformed due to both negative sector allocation and stock selection. Weak stocks in Communication Services and Consumer Discretionary detracted the most during the period. In the former, shares of Polish video game producer CD Projekt were buffeted as the highly anticipated launch of its game Cyberpunk 2077 was marred by bugs and the company fell victim to a ransomware attack. In Consumer Discretionary, shares of Chinese e-commerce company Alibaba declined following the company’s withdrawal of its planned IPO for its Ant Financial affiliate under pressure from banking regulators. Additionally, Alibaba was also put on notice about the potentially anti-competitive practices of its core e-commerce business. The Portfolio’s overweight in Health Care and underweight in Energy also detracted.

Strong stocks in Industrials helped, particularly agricultural equipment manufacturer John Deere. The company delivered strong earnings and raised its guidance for 2021. Sales of Deere’s tractors and combine harvesters have been underpinned by Chinese demand for agriculture products and by the rebound in the bioethanol market accompanying the jump in oil prices. The Portfolio’s underweight in Consumer Staples and Utilities and overweight in Financials also helped.

Viewed by geography, the Portfolio underperformed in every major market outside the US. Weak stocks in EMs (CD Projekt and Alibaba) detracted the most from relative performance. Stocks in Europe both inside and outside the eurozone also detracted, particularly Swiss drug manufacturer Lonza, which declined amid rising investor interest in more cyclical sectors. The Portfolio’s cash weight during this period of strong equity returns also dragged on relative performance.

Strong stocks in the US contributed, especially SVB Financial Group; the bank has benefited from rising expectations for increased economic growth and higher interest rates. Electronic payment services company PayPal was another strong performer as the company reported strong revenue, earnings, and new-user growth through the period. Additionally, the company launched its new service that enables customers to buy, hold, and sell cryptocurrencies. The Portfolio’s underweight in Japan was also a modest contributor during the period.

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Perspective and Outlook

For the best part of our 30-year existence we’ve invested in high-quality, growing companies. That means we understand only too well the slings and arrows of performance that the market occasionally hurls the way of our quality-focused portfolio. During the recovery from the prolonged bear market that followed the bursting of the tech bubble in 2000 we suffered one of our worst periods of relative performance. As the profit slump—at the time the deepest since the 1930s—dragged into its second year, the US Federal Reserve led other central banks in further rounds of cutting interest rates in a bid to spur a stronger recovery. Investors who had fled the securities of barely profitable or highly leveraged companies reconsidered their cautious stance. Companies that were priced as if they might be the next round of bankruptcies suddenly looked like probable survivors, and their share prices leapt higher as investors adjusted to the upgraded prognosis. As cyclical and financial risks receded, stocks of the most stable companies, with ultra-conservative balance sheets and resilient profit margins, no longer transfixed investors, whose eyes wandered to less pristine corporate stories in hopes of a bargain. Over the ensuing 24 months, stocks of companies in the lowest tiers of quality, derided as junk, trounced by double digits those in the top tiers.

Judging by the performance of the different quintiles of the market sorted by our proprietary quality rankings, the shift in market style that coincided with the early November release of vaccine efficacy results matches in many ways the pattern of 2003-2004, and then some. Whereas two decades ago it took over two years for the bottom quintile to outpace the top by 19 percentage points, this latest go-round has produced a 23 percentage point gap between the same two groups in just five months, with a mostly monotonic progression of performance down the tiers of quality: the worse you were, the better you did.

The earlier episode drove home the perils of being too risk-averse! While wallowing in the depths of a deep recession and long bear market, we took comfort from the resilience and reasonable valuation of the best companies and—despite the obvious chasm in relative valuations that had opened up between stocks of the best and the next-best, let alone the worst—ultimately lost sight of the opportunity cost of future returns from what we did not own.

Over the last couple of years, as valuations for high-quality and rapidly growing companies have risen steadily, we’ve had to make difficult trade-offs in attempting to balance our commitment to these company attributes against the prices their shares fetch. Historically our debate has mostly concerned the trade-off between valuation and growth, but in this nascent recovery from the pandemic, the real issue—at least as far as relative performance goes—has turned out to be related more to trading off valuation against quality. Growth, in contrast to quality, has not been a particularly good predictive factor recently: only the fastest growth quintile (sorted by our growth metric) has seriously lagged the index, while the other 80% of the market matched or bettered the market’s average performance since the beginning of November.

Although both high quality and faster growth have become highly priced in recent times, we’ve made no attempt to predict either inflation or interest rates, despite recognizing how these inputs have an immediate impact on stock valuations through their influence on discount rates. Considering such attempts a fool’s errand, we prefer instead to focus on discerning the enduring characteristics of companies themselves—characteristics that tend to persist across business cycles and political eras.

Our investment process is designed to give analysts the freedom, with few exceptions, to “go anywhere,” and locate the best businesses even in out-of-favor industries or countries. By keeping our opportunity set broad, always on the lookout for companies with strong competitive positions and secular growth tailwinds, the goal is to continuously furnish portfolio managers with sufficient raw materials from which to assemble diversified and

Portfolio Positioning (%) at April 30, 2021

Country/Region	Portfolio	Benchmark[1]

Canada	0.0	2.8

Emerging Markets	15.0	12.8

Europe EMU	6.8	8.6

Europe ex-EMU	6.9	7.9

Frontier Markets[2]	0.0	–

Japan	3.1	6.2

Middle East	0.0	0.2

Pacific ex-Japan	2.9	3.1

United States	63.9	58.4

Cash	1.4	–

Sector	Portfolio	Benchmark[1]

Comm Services	10.7	9.6

Consumer Discretionary	10.6	12.8

Consumer Staples	2.2	6.9

Energy	2.1	3.3

Financials	16.7	14.3

Health Care	20.8	11.3

Industrials	11.2	9.9

Information Technology	23.8	21.4

Materials	0.0	5.1

Real Estate	0.0	2.6

Utilities	0.5	2.8

Cash	1.4	–

1 MSCI All Country World Index; 2 Includes countries with less-developed markets outside the index.

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differentiated portfolios of high-quality growing businesses. Our risk guidelines, including our portfolio limits on countries, sectors, and single companies, limit the worst of those inclinations, and we alter those limits only rarely and with great deliberation. In other words, don’t expect us to follow the current trend of some growth and momentum-oriented investors and to jettison our single holding limits to amass larger stakes in our favorite companies.

Portfolio Highlights

We ended the period overweight to Health Care, IT, Financials, Industrials, Communication Services, and underweight to Consumer Staples, Consumer Discretionary, Energy, and Utilities. The Portfolio had no holdings in Materials or Real Estate.

Health Care remains the Portfolio’s largest overweight, boosted by the purchase of two new US-based holdings—Edwards Lifesciences and UnitedHealth Group—and one new Chinese holding—WuXi Biologics. We believe Edwards, whose SAPIEN valve is the most implanted heart valve in the world, can continue to grow revenue and earnings for the foreseeable future due to the shift from open-heart surgery to transcatheter aortic valve replacement. UnitedHealth is one of the largest diversified healthcare companies in the United States and is pioneering innovative payment systems and health care delivery methods that should allow it to maintain its status as the premier private insurer. Additionally, legislative risk impacting the company has appeared to decrease post-election. Wuxi has become the dominant company in China’s rapidly growing biopharmaceutical industry and is gaining significant traction outside China as well. As Wuxi’s capabilities increase, we believe the company will win more late-stage development projects given its innovative manufacturing strategy and lower cost, highly talented workforce.

While we continue to be overweight the Financials sector, we have shifted the composition away from a group of banks located in struggling emerging economies in favor of enlarged holdings of two US banks: SVB Financial Group and First Republic Bank. Both cater to lucrative niche markets and prioritize impeccable service as a means of growing through referrals from their affluent and contented clientele.

In Energy, we bought two new holdings: US-based Schlumberger and Finland-based Neste. Schlumberger’s management has continually invested, through good times and bad, to extend its technological lead in oil servicing. Its latest moves include improving its data analytics platform to enable customers to leverage their data for greater efficiencies and embarking on new clean energy ventures. Over the last two decades Neste has developed technology that turns used cooking oil and waste animal fats into transport fuel and cultivated the requisite network to source and collect the feedstock. Most biodiesel fuels utilize crop-based feedstocks such as palm oil, a commodity widely blamed for deforestation; Neste’s next-generation process suffers no such overhang. We expect regulators in Europe, as part of their efforts to mitigate climate

Top Ten Holdings by Weight at April 30, 2021

Company	Sector	Country	%

SVB Financial Group	Financials	US	3.8

First Republic Bank	Financials	US	3.7

Alphabet	Comm Services	US	3.6

Amazon.com	Cons Discretionary	US	3.2

John Deere	Industrials	US	2.7

Illumina	Health Care	US	2.7

PayPal	Info Technology	US	2.6

Facebook	Comm Services	US	2.6

CME Group	Financials	US	2.4

Vertex Pharmaceuticals	Health Care	US	2.1

change, to continually raise mandates for use of biofuels while simultaneously penalizing sources that emanate from palm oil, placing the company at the juncture of two powerful secular trends.

We sold two Industrials holdings—US-based prototype-manufacturing service provider Protolabs and Finnish elevator-maker Kone—as outperformance led shares to appear overvalued. In Financials, we sold our position in Brazilian bank Itaú Unibanco as the company has not behaved as anticipated in the face of commodity-led reflationary trends and higher interest rates in Brazil. We also sold our sole Materials holding, German flavors-and-fragrance maker Symrise, as we felt we were not being adequately compensated for the stock’s lack of liquidity.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

9

International Equity Portfolio

Institutional Investors: HLMIX & HLIZX | Individual Investors: HLMNX

Portfolio Management Team

Ferrill Roll, CFA Co-Lead Portfolio Manager Andrew West, CFA Co-Lead Portfolio Manager

Bryan Lloyd, CFA Portfolio Manager Babatunde Ojo, CFA Portfolio Manager

Patrick Todd, CFA Portfolio Manager

Performance Summary

For the International Equity Portfolio, the Institutional Class gained 24.26%, the Institutional Class Z gained 24.30%, and the Investor Class gained 24.11% (net of fees and expenses) in the six-month period ended April 30, 2021. The Portfolio’s benchmark, the MSCI All Country World ex-US Index, gained 27.41% (net of source taxes).

Market Review

International stock markets increased in the six months ended April 30, as the rollout of several successful COVID vaccines led to economic rebounds across the globe. All sectors and regions finished in positive territory for the period.

The closing months of 2020 saw a dramatic rise in global stock markets, despite an escalation in the global pandemic. The starting gun for the run-up was Pfizer’s announcement of better-than-expected results for its COVID-19 vaccine trials and was followed in rapid fire by positive reports from Moderna, AstraZeneca, and Sinopharm. Accelerated approvals gave investors further hope for some return to normal commerce in 2021, even as COVID-19 hospitalizations in the US and Europe soared.

In 2021, signs of a global economic rebound multiplied as the vaccination efforts began in earnest. In March, the IMF raised its global GDP growth forecast for 2021 to 6.0%. In the US, among the world’s leaders in vaccination rates, retail sales climbed to the strongest level on record and restaurant bookings and the number of airline passengers, while still below pre-COVID-19 levels, continued to improve. The Biden administration passed a colossal

Fund Facts at April 30, 2021

Total Net Assets		$20,439.7M

Sales Charge		None

Number of Holdings		58

Turnover (5 Year Average)		18%

Dividend Policy		Annual

	Institutional Investors		Individual Investors

	Inst Class	Inst Class Z	Investor Class

Ticker	HLMIX	HLIZX	HLMNX

CUSIP	412295107	412295719	412295503

Inception Date	5/11/1994	7/17/2017	9/30/2005

Minimum Investment[1]	$100,000	$10,000,000	$5,000

Net Expense Ratio[2]	0.81%[3]	0.73%[4]	1.13%[5]

Gross Expense Ratio[2]	0.81%	0.73%	1.13%

1Lower minimums available through certain brokerage firms; 2As of the most recent Prospectus and based on expenses for the fiscal year end. The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2022. 3Harding Loevner’s contractual agreement caps the Net Expense Ratio at 1.00%. 4Harding Loevner’s contractual agreement caps the net expense ratio at 0.80%. 5Harding Loevner’s contractual agreement caps the net expense ratio at 1.25%. The Net Expense Ratio is applicable to investors.

US$1.9 trillion relief package, the third such stimulus measure since the pandemic began, sending direct payments to millions of Americans and extending unemployment insurance. In China, electricity generation and rail cargo volume rose substantially year over year, but consumer spending remained subdued despite much of daily life having returned to normal. The recovery in Europe was even more uneven, amid the emergence of new more virulent virus strains and problems with its vaccine rollout extending or renewing lockdowns.

Better economic data coupled with seemingly unlimited central bank liquidity led to rising management confidence and a surge in mergers and acquisition activity (M&A). Company CEOs were not the only market participants infected with high confidence; investors became more sanguine as well. The growth of special-purpose acquisition companies (SPACs), a “backdoor” means of taking private companies public with minimal regulatory scrutiny, accounted for an unprecedented 25% of all US deals. Retail trading activity also rose sharply, with a record number of people opening online accounts, and option volumes rising dramatically. The speculative frenzy extended to initial public offerings (IPOs) in many markets, with shares of newly listed companies (many of them still loss-making) being met by strong institutional and retail demand.

As homebuyers and corporate treasurers alike raced to lock in low interest rates, bond yields rose, with the yield on the US 10-

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Performance (% total return)

	For periods ended March 31, 2021							For periods ended April 30, 2021

	1	3	5	10	Since Inception*			1	3	5	10	Since Inception*

	Year	Years	Years	Years	May-94	Jul-17	Sep-05	Year	Years	Years	Years	May-94	Jul-17	Sep-05

Intl Equity Portfolio – Inst Class	50.49	9.01	12.17	7.52	6.85			45.66	9.56	12.36	7.19	6.91

Intl Equity Portfolio – Inst Class Z	50.54	9.10	–	–		9.96		45.77	9.65	–	–		10.38

Intl Equity Portfolio – Investor Class	50.00	8.66	11.81	7.16			7.27	45.25	9.21	11.99	6.83			7.39

MSCI All Country World ex-US Index	49.41	6.51	9.76	4.93	–	7.27	5.27	42.98	6.98	9.83	4.73	–	7.93	5.43

Returns are annualized for periods greater than 1 year. *Inception of the Institutional Class, May 11, 1994. Inception of the Institutional Class Z, July 17, 2017. Inception of the Investor Class, September 30, 2005. Index performance prior to January 1, 2001 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com.

year reaching pre-pandemic levels in March. Commodity prices, particularly those linked with industrial activity such as iron ore and copper, jumped higher, while Brent crude rose to over US$60 per barrel. On a sector basis, Energy was the strongest performer, surging in lockstep with rising oil prices. Financials also performed strongly, aided by a steepening yield curve and surprisingly low credit defaults. Information Technology (IT) also outperformed despite heightened scrutiny from regulators in Europe, China, and the US. Less-cyclical sectors—Consumer Staples, Health Care, and Utilities—all underperformed for the period.

Viewed by geography, the eurozone outperformed as some of the countries hit hardest by the virus, such as Spain and Italy, began to recover. Canada was a big outperformer, helped by its large weighting in banks and Energy. In Europe outside the eurozone, the UK posted strong returns on the back of its expansive vaccination program. Japan significantly underperformed as the country instated a new, more stringent state of emergency in response to another virus wave. Emerging Markets (EMs) also underperformed as weakness in China due to its regulatory crackdowns on tech companies offset strong performance in Taiwan and Russia, where the global semiconductor shortage and the rise in the oil price helped the former’s IT and latter’s Energy companies, respectively.

Performance Attribution

The Portfolio underperformed due to both negative sector allocation and stock selection. Weak stocks in Consumer Discretionary and Materials detracted the most during the period. In the former, shares of Japan’s largest home furnishing retailer NITORI fell as investors worried about their hostile acquisition of competing furniture retail chain Shimachu, rather than celebrating their 34th consecutive year of earnings growth. In Materials, shares of German flavors-and-fragrance maker Symrise declined as the company experienced slower organic sales growth in its beverage and sweets segments and faced rising raw material prices. The Portfolio’s overweight in Health Care and Consumer Staples also detracted from relative returns.

Strong stocks in Industrials helped offset relative weakness in other sectors, particularly Alfa Laval, a Swedish manufacturer of specialty heat-transfer, centrifugal-separation, and fluid-handling products. Shares rose as management pointed to strong order growth in the latest quarter as evidence that its business momentum is accelerating. Additionally, Swedish compressor maker Atlas Copco benefited from recovering demand for compressors and raising expectations for expanded industrial and semiconductor capex. The Portfolio’s overweight in IT and underweight in Consumer Discretionary were also helpful.

Viewed by geography, most of the Portfolio’s underperformance was due to weak stocks in Japan. Shares of Unicharm, a manufacturer of hygiene and household cleaning products, declined in response to rising input costs (like oil) and a market style shift to stocks of more-cyclical companies. Chugai Pharmaceutical was hurt by a muted three-year revenue growth outlook and falling off -label usage of its rheumatoid arthritis drug Actemra, whose early promise as a COVID-19 treatment has been dampened by subsequent clinical study results. Weak stocks in Europe outside the eurozone also hurt, particularly Switzerland-based pharmaceutical and diagnostic equipment manufacturer Roche. Shares lagged in the more cyclicals-focused market rally despite the company having posted positive performance. The Portfolio’s cash weight during this period of strong equity returns also dragged on relative performance.

Strong stocks in EMs partially offset the drag from Japan, especially South Korean electronics manufacturer Samsung Electronics. Share benefitted due to improved pricing for its DRAM memory chips. The company also announced a new capital returns policy in January and forecasted a rosy outlook for memory demand into 2021. Taiwanese semiconductor contract manufacturer TSMC was another strong performer; the company

11

has enjoyed strong demand for its high-performance chips from Apple (who unveiled new Mac and iPad models which utilize the TSMC-manufactured M1 processor) and other customers like NVIDIA and Mediatek (who rely on TSMC to execute its own leading-edge designs). At the same time, TSMC legacy nodes saw unusually high demand on widespread chip shortages from auto to consumer applications. Strong stocks in Pacific ex-Japan also contributed, especially Singapore-based bank DBS Group, which has continued to show strong business momentum, supported by the financial strength it has demonstrated throughout the pandemic.

Perspective and Outlook

For the best part of our 30-year existence we’ve invested in high-quality, growing companies. That means we understand only too well the slings and arrows of performance that the market occasionally hurls the way of our quality-focused portfolio. During the recovery from the prolonged bear market that followed the bursting of the tech bubble in 2000, we suffered one of our worst periods of relative performance. As the profit slump—at the time the deepest since the 1930s—dragged into its second year, the US Federal Reserve led other central banks in further rounds of cutting interest rates in a bid to spur a stronger recovery. Investors who had fled the securities of barely profitable or highly leveraged companies re-considered their cautious stance. Companies that were priced as if they might be the next round of bankruptcies suddenly looked like probable survivors, and their share prices leapt higher as investors adjusted to the upgraded prognosis. As cyclical and financial risks receded, stocks of the most stable companies, with ultra-conservative balance sheets and resilient profit margins, no longer transfixed investors, whose eyes wandered to less-pristine corporate stories in hopes of a bargain. Over the ensuing 24 months, stocks of companies in the lowest tiers of quality, derided as junk, trounced by double digits those in the top tiers.

Judging by the performance of the different quintiles of the market sorted by our proprietary quality rankings, the shift in market style that coincided with the early November release of vaccine efficacy results matches in many ways the pattern of 2003-2004, and then some. Whereas two decades ago it took over two years for the bottom quintile to out-pace the top by thirteen percentage points, this latest go-round has produced a 21 percentage point gap between the same two groups in just five months, with a mostly monotonic progression of performance down the tiers of quality: the worse you were, the better you did.

The earlier episode drove home the perils of being too risk-averse! While wallowing in the depths of a deep recession and long bear market, we took comfort from the resilience and reasonable valuation of the best companies and—despite the obvious chasm in relative valuations that had opened up between stocks of the best and the next-best, let alone the worst—ultimately lost sight of the opportunity cost of future returns from what we did not own.

Over the last couple of years, as valuations for high-quality and rapidly growing companies have risen steadily, we’ve had to make difficult trade-offs in attempting to balance our commitment to these company attributes against the prices their shares fetch. Historically our debate has mostly concerned the trade-off between valuation and growth, but in this nascent recovery from the pandemic, the real issue—at least as far as relative performance goes—has turned out to be related more to trading off valuation against quality. Growth, in contrast to quality, has not been a particularly good predictive factor recently: only the fastest growth quintile (sorted by our growth metric) has seriously lagged the index, while the other 80% of the market matched or bettered the market’s average performance since the beginning of November.

Although both high quality and faster growth have become highly priced in recent times, we’ve made no attempt to predict either inflation or interest rates, despite recognizing how these inputs have an immediate impact on stock valuations through their

Portfolio Positioning (%) at April 30, 2021

Country/Region	Portfolio	Benchmark[1]

Canada	1.9	6.8

Emerging Markets	24.5	30.8

Europe EMU	22.5	20.8

Europe ex-EMU	24.9	19.0

Frontier Markets[2]	0.0	–

Japan	12.9	14.8

Middle East	1.2	0.4

Pacific ex-Japan	8.6	7.4

Other[3]	1.1	–

Cash	2.4	–

Sector	Portfolio	Benchmark[1]

Comm Services	4.4	7.1

Consumer Discretionary	2.4	13.5

Consumer Staples	12.3	8.4

Energy	2.7	4.4

Financials	16.4	18.9

Health Care	12.4	8.9

Industrials	15.1	11.8

Information Technology	20.8	12.8

Materials	10.1	8.5

Real Estate	0.0	2.6

Utilities	1.0	3.1

Cash	2.4	–

1MSCI All Country World ex-US Index; 2Includes countries with less-developed markets outside the index. 3Includes companies classified in countries outside the index.

12

influence on discount rates. Considering such attempts a fool’s errand, we prefer instead to focus on discerning the enduring characteristics of companies themselves—characteristics that tend to persist across business cycles and political eras.

Our investment process is designed to give analysts the freedom, with few exceptions, to “go anywhere,” and locate the best businesses even in out-of-favor industries or countries. By keeping our opportunity set broad, always on the lookout for companies with strong competitive positions and secular growth tailwinds, the goal is to continuously furnish portfolio managers with sufficient raw materials from which to assemble diversified and differentiated portfolios of high-quality growing businesses. Our risk guidelines, including our portfolio limits on countries, sectors, and single companies, limit the worst of those inclinations, and we alter those limits only rarely and with great deliberation. In other words, don’t expect us to follow the current trend of some growth- and momentum-oriented investors and to jettison our single holding limits to amass larger stakes in our favorite companies.

Portfolio Highlights

Even after the sharp underperformance of high-quality stocks during the period, we remained concerned about stretched valuations. We sold German sportswear brand Adidas due to a high valuation coupled with concerns for its future growth path, trimmed expensive stocks within the IT and Health Care sectors—dominant Taiwan-based semiconductor foundry TSMC, French industrial software maker Dassault Systèmes, and Swiss-based contract pharmaceutical manufacturer Lonza—and opportunistically added on weakness to some more attractively valued stocks such as Chinese e-commerce giant Alibaba and Japanese drugmaker Shionogi.

Additionally, we made several new purchases at attractive entry points. CSPC Pharmaceuticals is one of China’s major pharmaceutical companies with a strong national sales presence, a portfolio of novel and generic pharmaceuticals already in the market, and a strong pipeline of products in development. We bought the shares on weakness triggered by government-mandated price cuts to the company’s largest seller, a drug used to treat hypertension and prevent strokes. Despite this short-term setback, we expect that higher volumes for the drug combined with new approvals will propel profit growth for years to come.

In Materials, we purchased Australian mining company BHP. We believe the market has undervalued its enduring competitive advantage due to its low-cost iron and copper mining operations which has allowed the company to deliver consistent profits and cash flows across the inevitable ups and downs of the global metals cycle. While the variability of commodity prices prevents BHP from scoring in the top ranks of measured quality, we are willing to bear some of that uncertainty in return for a more attractive valuation given the company’s strong business fundamentals.

Top Ten Holdings by Weight at April 30, 2021

Company	Sector	Country	%

Infineon Technologies	Info Technology	Germany	4.1

Samsung Electronics	Info Technology	South Korea	3.9

TSMC	Info Technology	Taiwan	3.7

Atlas Copco	Industrials	Sweden	3.5

L’Oréal	Cons Staples	France	3.3

AIA Group	Financials	Hong Kong	3.2

Adyen	Info Technology	Netherlands	3.1

BHP	Materials	Australia	3.0

Tencent	Comm Services	China	2.6

Schneider Electric	Industrials	France	2.6

In Utilities, we implemented a new position in ENN Energy, one of the largest natural gas distributors in China’s oligopolistic energy market. The company’s key competitive advantages include its scale, its access to an extensive gas distribution network, exclusive end market supply agreements with cities, and cost-effective upstream gas supply agreements with overseas suppliers. ENN Energy should benefit from rising natural gas demand in China as the country shifts away from coal, as well as industry consolidation and procurement savings opportunities stemming from gas market liberalization in China.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

13

International Small Companies Portfolio

Institutional Investors: HLMRX | Individual Investors: HLMSX

Portfolio Management Team

Jafar Rizvi, CFA

Co-Lead Portfolio Manager

Anix Vyas, CFA

Co-Lead Portfolio Manager

Performance Summary

For the International Small Companies Equity Portfolio, the Institutional Class gained 22.29% and the Investor Class gained 22.16% (net of fees and expenses) in the six-month period ended April 30, 2021. The Portfolio’s benchmark, the MSCI All Country World ex-US Small Cap Index, gained 34.44% (net of source taxes).

Market Review

International small cap stocks rose in the six-month period ended April 30, 2021, with all sectors and regions ending in positive territory. Towards the beginning of the period, accelerated approvals of COVID-19 vaccines gave investors hope for some return to normal commerce in 2021 even as COVID-19 hospitalizations in the US and Europe soared. After a pause in January as the world stood agape at the fraught events transpiring on the US political landscape, many of the trends that began with the vaccine announcement in early November resumed.

Signs of a global economic rebound multiplied as the vaccination efforts began in earnest. The IMF raised its global GDP growth forecast for 2021 by 0.3% to 6.0% since its last update in October. In the US, which has been among the world’s leaders in vaccination rates, retail sales climbed to the strongest level on record. Restaurant bookings and the number of airline passengers, while still below pre-COVID-19 levels, also continued to improve. The Biden administration passed a colossal US$1.9 trillion relief package, the third such stimulus measure since the pandemic began, sending direct payments to millions of Americans and extending unemployment insurance. The recovery in Europe, however, remained precarious, amid the emergence of new more contagious virus strains and problems with its vaccine rollout extending or renewing lockdowns.

Fund Facts at April 30, 2021

Total Net Assets	$519.8M

Sales Charge	None

Number of Holdings	85

Turnover (5 Yr. Avg.)	31%

Dividend Policy	Annual

	Institutional Investors	Individual Investors

	Institutional Class	Investor Class

Ticker	HLMRX	HLMSX

CUSIP	412295875	412295883

Inception Date	6/30/2011	3/26/2007

Minimum Investment[1]	$100,000	$5,000

Net Expense Ratio[2]	1.15%[3]	1.40%[4]

Gross Expense Ratio[2]	1.23%	1.55%

1Lower minimums available through certain brokerage firms; 2As of the most recent Prospectus dated February 28, 2021 and based on the fiscal year ended October 31, 2020. The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2022. 3Harding Loevner’s contractual agreement caps the net expense ratio at 1.15%. 4Harding Loevner’s contractual agreement caps the net expense ratio at 1.40%. The Net Expense Ratio is applicable to investors.

Better economic data coupled with seemingly unlimited central bank liquidity led to rising management confidence and a surge in mergers and acquisition activity (M&A). Global M&A reached a new record of US$1.3 trillion led by the US. Company CEOs were not the only market participants infected with high confidence; investors became more sanguine as well. The growth of special-purpose acquisition companies (SPACs), a “backdoor” means of taking private companies public with minimal regulatory oversight, accounted for an unprecedented 25% of all US deals.

Sector performance reflected the improved economic outlook with all sectors generating positive returns. The cyclical Materials and Industrials sectors were among the best performers during the period, benefitting most from the pickup in growth expectations, while the defensive Health Care sector lagged. The Consumer Discretionary sector benefitted from optimism that broader vaccine rollouts would normalize demand for goods and services, and Financials also rebounded, aided by a steepening yield curve and surprisingly low credit defaults. Less cyclical sectors such as Consumer Staples and Utilities fared less well, although finishing the six-month period strong nonetheless.

Viewed geographically, the EMU was the best performer, as some of the countries hardest hit by the virus were buoyed most by the vaccine developments. Returns in the UK, the largest weight in Europe ex-EMU, were helped by a last-minute Brexit trade deal. Emerging Markets (EMs) also outperformed, with good returns

14

Performance (% total return)

	For periods ended March 31, 2021						For periods ended April 30, 2021

	1	3	5	10	Since Inception*		1	3	5	10	Since Inception*

	Year	Years	Years	Years	Jun-11	Mar-07	Year	Years	Years	Years	Jun-11	Mar-07

Intl Small Companies Portfolio – Inst Class	59.86	7.64	11.42	–	8.00		50.89	9.84	12.35	–	8.47

Intl Small Companies Portfolio – Investor Class	59.47	7.37	11.13	7.85		7.11	50.48	9.55	12.06	7.77		7.43

MSCI All Country World ex-US Small Cap Index	69.82	6.61	10.40	6.32	6.53	–	58.37	7.80	10.79	6.30	6.96	–

Returns are annualized for periods greater than 1 year. *Inception of the Institutional Class, June 30, 2011. Inception of the Investor Class, March 26, 2007. Index performance prior to June 1, 2007 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com.

from commodity-driven markets such as Russia, Brazil, and South Africa. Pacific ex-Japan also fared well, helped by Australia, which rebounded alongside a global recovery in commodity prices. While the Nikkei hit a three-decade high this quarter, the positive investor sentiment appears geared to larger, more export-driven companies, weighing on small cap returns in Japan.

By style, value was the standout, further reversing its lengthy period of underperformance and continuing the rally started in November. The cheapest stocks, heavily concentrated among financial and energy companies, outperformed the most expensive stocks by more than 1,000 basis points. Similarly, lower-quality companies, typically those with higher leverage and more volatile revenues and earnings, outperformed high-quality companies by more than 2,000 basis points. Shares of low-growth companies outperformed modestly, though with a less muted effect across quintiles of growth.

Performance Attribution

The Portfolio’s underperformance was driven primarily by weak stocks.

Our stocks in the Information Technology (IT) sector, and particularly the software and services industry where the shift toward cheaper, more cyclical stocks was pronounced and where we have a large weight, hurt the most during the six-month period. Companies such as Israeli-based cybersecurity specialist CyberArk and Canada-based supply chain management software provider Kinaxis were among the Portfolio’s largest relative detractors. Performance across the Portfolio suffered from the same valuation-related headwinds.

Another large detractor in IT was Finnish instrument producer Vaisala, which manufactures weather instruments used at airports and other testing and measurement devices used by pharmaceutical and utility customers. The unprecedented (and, we think, temporary) slump in airline traffic during the pandemic has caused airport authorities to curb capital improvements, putting a dent in Vaisala’s earnings. However, safety remains an important priority for the authorities, and we expect regular replacement of existing weather-sensing systems and new investments particularly in EMs to continue to support the company’s growth longer term.

Consumer Staples also weighed negatively on returns. Egyptian packaged snack food company Edita, whose packaged cakes and croissants are mostly consumed by young people “on the go,” was hit hard by the lockdown as Egyptian schools and universities were closed from March to October. The stock languished throughout the year, trading near five-year lows, not seen since the Egyptian pound devaluation in late 2016.

Performance was weak across most regions, in Europe and Japan particularly, where some of the sharpest rotations in valuation style occurred. In Europe outside the monetary union, Swedish videogame maker Paradox Interactive detracted from returns following weak fourth-quarter results. The December release of its new game Empire of Sin disappointed, as did its revelation of unexpectedly higher depreciation expense. Paradox did, however, report a significant rise in monthly active users, a good signal for future revenues. In EMs, a region in which our stock selection fared slightly better, Indian life insurer Max Financial provided the largest boost to returns. The Indian insurance regulator provided long-awaited approval of a partnership with Axis Bank, which permits the large India-based bank to purchase up to 12% of Max Financial. The approval creates the potential for greater revenue synergies between the two companies by providing some assurance that Axis will collaborate with Max rather than compete against it. Max Financial’s top-line growth was 21% year-over-year in the fourth quarter and its market share of the premium-based life insurance business grew.

15

Perspective and Outlook

Many have described the past year as “COVID time,” referring to an alternation of the monotony of social distancing with the fear of infection and death, and how each day seemed simultaneously to crawl and to fly. A similar phenomenon presented in our asset class. Rarely, if ever, has there been a period when an entire multi-year market cycle seemed packed into twelve months. In fact, when looking back and trying to make sense of our own Portfolio’s experience, it feels more appropriate to talk of the three distinct phases of the cycle since March.

The first started the week beginning March 9, when the index coughed up the first 15% of its value in a week. The selling was especially fierce in some of the lower-quality reaches of the Small Cap Index, where investors fled from financially weak companies as they sought safety and quality above all else. Our Portfolio’s permanent aversion to such companies helped limit the damage during this period, much like in past periods of market distress.

The second phase started in early May, as massive liquidity injections by the world’s central banks were initiated to help limit the economic damage. As people began to look beyond the present business distress, fear receded and expectations of a V-shaped recovery took hold. Investors’ attention turned from strong balance sheets to sustainable growth prospects, providing a further tailwind to a Portfolio that is also highly tilted toward the fastest growers.

This phase lasted until early November, when a flurry of vaccine breakthroughs encouraged the thought of a return to normalcy in 2021. International small caps jumped by nearly 1,400 bps during the month, led predominantly by lower-quality companies that were, during the first phase, thought to be at greatest financial risk. In this “junk” rally, our Portfolio lagged, ultimately giving up nearly 425 bps of relative performance in November alone. This trend continued until the end of March, after which growth stocks staged a brief recovery in April of this year. It is difficult to determine whether this recovery was the start of another regime shift; however, our focus on the long-term remains un-wavering. Our process affords us flexibility to pursue a number of avenues for seeking returns but stooping to pick up cigar butts isn’t one of them.

There is value in pausing here to reflect on how international small caps have performed through other market cycles. With the ever-valid caveat that the past is not a guarantee of future returns, history does provide an empirical basis for thinking about the returns from small caps. While international small caps are indisputably more volatile than international large caps, their returns have been demonstrably higher, by an average of 320 bps a year over the past twenty years, enough to outperform large caps on a risk-adjusted basis over that period (Sharpe ratio of 0.40 vs. 0.25). As active managers, though, we are attracted to the potential afforded by this vast opportunity set of over 10,000 listed businesses to generate alpha. Lax listing requirements across many markets allow many sub-par companies to sneak into the international small cap index. Given the sheer number of listings and the dearth of sell-side research on all but the largest, investment approaches that discriminate between companies that score highly on objective measures of quality and those that score the opposite tend to do well.4

Of course, our approach goes further. We emphasize quality (financial strength, distinguished track records, able management) but also growth. Through our bottom-up process we identify durable competitive advantages that enable companies to grow earnings reliably. A portfolio that scores high on quality and growth may shine in market environments such as those of 2020’s first two phases. But a feature of such a portfolio is that it will often appear expensive on metrics such as price-to-earnings and price-to-book ratios. This has increasingly been the case during the last half-decade, when high-quality growth stocks were rising in popularity (and price) because a slow-growing economy and low interest rates encouraged

Portfolio Positioning (%) at April 30, 2021

Country/Region	Portfolio	Benchmark[1]

Canada	1.9	6.5

Emerging Markets	21.9	24.2

Europe EMU	21.4	14.9

Europe ex-EMU	29.2	24.3

Frontier Markets[2]	7.6	–

Japan	12.0	18.7

Middle East	1.5	1.7

Pacific ex-Japan	0.7	9.7

Other[3]	0.8	–

Cash	3.0	–

Sector	Portfolio	Benchmark[1]

Communication Services	8.0	4.1

Consumer Discretionary	4.9	12.6

Consumer Staples	10.0	5.5

Energy	1.6	2.3

Financials	6.5	10.6

Health Care	11.3	7.4

Industrials	17.6	21.0

Information Technology	25.6	11.7

Materials	8.2	11.2

Real Estate	0.9	10.3

Utilities	2.4	3.3

Cash	3.0	–

1MSCI All Country World ex-US Small Cap Index; 2Includes countries with less-developed markets outside the index; 3Includes companies classified in countries outside the index.

4Clifford S. Asness, Andrea Frazzini, Ronen Israel, Tobias J. Moskowitz, and Lasse Heje Pedersen, AQR, “Size Matters, If You Control Your Junk,” SSRN (January 2015); among other publications.

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investors to seek growth at almost any cost. Our response to this growing challenge has been incremental; we have reacted to perceived overvaluations, selling for something more reasonably priced, one stock at a time. Unfortunately, an incremental approach is ineffective (“too little too late”) once a junk rally begins. Regardless, factor rotation is not driving our decisions. We have no particular skill in identifying when style factors will be in or out of favor. Factors can rotate a few times even within a year, as they did in 2020. Our focus remains on identifying high-quality companies that can grow throughout market cycles. And we pay attention to valuations.

Portfolio Highlights

Our aim is to construct a well-diversified Portfolio that can withstand the full spectrum of “known unknowns” including short-term economic developments and bond yield fluctuations. The Portfolio is invested in businesses able to grow during downturns, such as our software holdings, as well as those reliant on expanding economic activity for growth. One example of the latter that we exited this period, though not by choice, was Signature Aviation, the leading UK-based fixed-base operator (FBO) of business jets, which is being taken private by a consortium of private equity firms. Travel limitations imposed by the pandemic presented challenges, but the company was able to surmount them.

We made four new purchases in the six-month period, each in a different sector, resulting in changes within the Portfolio’s sector exposures. In Industrials, we added HomeServe, a UK-based provider of subscription-based home repair service memberships in the UK, US, France, and Spain. It has exclusive long-term agreements with numerous utilities and municipal partners, and a large network of tradespeople, enabling the company to serve customers efficiently at lower costs. Increasing household formation underpins our expectations of sustainable long-term growth for the company.

Another UK company added during the period was Cranswick, which makes pork and poultry products on a private label basis. The company has 16 production facilities focused on everything from pig breeding and broiler farms to feed mills to preparation and packaging plants. All adhere to the latest environmental, ethical treatment, and non-GMO standards, which we think will allow Cranswick to achieve superior growth and profitability. Its poultry business, which is relatively new, is growing quickly by leveraging Cranswick’s existing customer relationships and reputation as a high-quality protein manufacturer.

We also purchased Solasto, the second-largest provider of outsourced medical administration services in Japan. The company’s focus on raising employee productivity through the adoption of IT solutions allows it to provide more services without hiring more employees. This approach is essential in Japan because of the country’s aging society and labor scarcity, and we think this positions the company to continue to grow profitably.

Top Ten Holdings by Weight at April 30, 2021

Company	Sector	Country	%

Hoa Phat Group	Materials	Vietnam	4.3

Reply	Info Technology	Italy	3.0

STRATEC Biomedical	Health Care	Germany	2.6

Max Financial Services	Financials	India	2.5

RUBIS	Utilities	France	2.4

Abcam	Health Care	UK	2.2

Dechra Pharmaceuticals	Health Care	UK	2.2

Bechtle	Info Technology	Germany	2.2

Fuchs Petrolub	Materials	Germany	2.1

Tomra Systems	Industrials	Norway	2.1

Finally, we added Bankinter, a new Financials holding. This well-managed Spanish bank has been gaining share as the banking industry has consolidated in recent years. Tourism is an important industry in Spain. The prevalence of the virus in the country has been high, so Spain’s economy is poised for a big rebound as leisure travel, one pre-pandemic habit we expect to survive, resumes.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

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Emerging Markets Portfolio

Institutional Investors: HLMEX & HLEZX | Individual Investors: HLEMX

Portfolio Management Team

Scott Crawshaw Co-Lead Portfolio Manager Craig Shaw, CFA Co-Lead Portfolio Manager Pradipta Chakrabortty Portfolio Manager Richard Schmidt, CFA Portfolio Manager

The Institutional Emerging Markets Portfolio (Institutional Class and Institutional Class Z) and the Emerging Markets Portfolio (Advisor Class)—collectively, the “Portfolios”—are both managed in strict accordance with Harding Loevner’s Emerging Markets Equity strategy model portfolio. Therefore, the Portfolios have highly similar holdings and characteristics. We have provided a single commentary to cover both Portfolios. The specific performance and characteristics of each are presented separately in the tables that follow.

Performance Summary

For the Institutional Emerging Markets Portfolio, the Institutional Class rose 25.05% and Class Z rose 25.12% (net of fees and expenses). For the Emerging Markets Portfolio, the Advisor Class rose 24.97% (net of fees and expenses) in the six-month period ended April 30, 2021. The Portfolios’ benchmark, the MSCI Emerging Markets Index, rose 22.95% (net of source taxes).

Market Review

Stocks in Emerging Markets (EMs) rallied in the first half of the fiscal year as news late in 2020 that vaccines had demonstrated exceptional levels of efficacy in final trials provided the catalyst for upgrading of global growth expectations and renewal of interest in those markets and industries worst hit by the COVID-19 pandemic. This, in turn, also boosted EM currencies, with the majority making significant gains versus a persistently weak dollar. The prospect of a stronger, broader-based recovery combined with China’s continued economic health and anticipation of the Biden

Fund Facts at April 30, 2021

Sales Charge	None

Number of Holdings	74

Dividend Policy	Annual

	Institutional Investors		Individual Investors

Portfolio Assets	$6,768.7M		$4,569.7M

Turnover (5 Yr. Avg.)	19%		20%

	Inst Class	Inst Class Z	Advisor

Ticker	HLMEX	HLEZX	HLEMX

CUSIP	412295701	412295693	412295305

Inception Date	10/17/2005	3/5/2014	11/9/1998

Minimum Investment[1]	$500,000	$10,000,000	$5,000

Net Expense Ratio[2]	1.17%[3]	1.11%[4]	1.32%[5]

Gross Expense Ratio[2]	1.27%	1.19%	1.35%

1 Lower minimums available through certain brokerage firms; 2 As of the most recent Prospectus and based on the fiscal year end. 3 The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2022. Harding Loevner’s contractual agreement caps the net expense ratio at 1.17%. The Net Expense Ratio is applicable to investors. 4 The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2022. Harding Loevner’s contractual agreement caps the net expense ratio at the Portfolio’s contractual management fee. The Net Expense Ratio is applicable to investors. 5 The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement. Harding Loevner’s contractual agreement caps the net expense ratio at 1.32%. The Net Expense Ratio is applicable to investors.

administration’s massive infrastructure plans also propelled commodity and Energy prices higher.

Latin America and emerging Europe were the strongest regions in the index, with EMs especially sensitive to commodity prices (e.g., Russia, South Africa, Brazil, Mexico) enjoying an especially strong bounce. Asia lagged mostly due to China, the largest EM, which was among the worst-performing markets despite keeping the virus under control and registering robust growth in both manufacturing and services. Concerns included tighter domestic borrowing conditions and continuing tensions with the US. Anti-trust actions against Chinese internet companies were another cause for concern. Although the fines levied by Chinese regulators against Tencent, Baidu, and JD.com for their monopolistic behavior were miniscule, Alibaba received a much larger (US$3 billion) punishment in April albeit one still modest in relation to the size of the company. Across the strait, Taiwan was among the strongest EMs, led by semiconductor stocks, especially TSMC, buoyed by the current global chip shortage.

Materials was the best-performing sector with the rise in commodity prices and signs of broader global economic expansion. In Financials, EM bank stocks, which were among those most battered by the virus during much of 2020, rose sharply. Stocks of companies that have benefited the most from the pandemic environment in the Information Technology (IT)

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Performance (% total return)

	For periods ended March 31, 2021							For periods ended April 30, 2021

	1	3	5	10	Since Inception*			1	3	5	10	Since Inception*

	Year	Years	Years	Years	Oct-05	Mar-14	Nov-98	Year	Years	Years	Years	Oct-05	Mar-14	Nov -98

Inst. Emerging Markets Portfolio – Inst. Class	60.07	4.58	11.25	5.23	7.62			49.65	6.28	11.35	4.99	7.68

Inst. Emerging Markets Portfolio – Class Z	60.29	4.74	11.47	–		6.90		49.92	6.45	11.57	–		7.05

Emerging Markets Portfolio – Advisor Class	60.08	4.45	11.14	5.12			11.14	49.62	6.15	11.22	4.88			11.17

MSCI Emerging Markets Index	58.39	6.48	12.07	3.65	7.45	7.08	–	48.71	7.51	12.50	3.59	7.58	7.36	–

Returns are annualized for periods greater than 1 year. *Inception of Institutional Class, October 17, 2005. Inception of Class Z, March 5, 2014. Inception of the Advisor Class, November 9, 1998. Index performance prior to January 1, 2001 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com.

sector also continued to enjoy strong gains, led by semiconductor and other hardware manufacturers. Consumer Discretionary was the only sector in the index to decline, weighed down by index heavyweight Alibaba and its regulatory woes.

Performance Attribution

The Portfolio outpaced the index in the first half of the fiscal year due to strong stocks in Consumer Staples, Energy, and Consumer Discretionary. Our underweight the latter lagging sector was also helpful.

In Staples, the re-mobilization of consumers in Latin America and EM Europe helped to revive the shares of three beverage businesses: UK-based Coca-Cola HBC, Mexico’s FEMSA, and Brazil’s Ambev. In Energy, higher oil prices boosted the shares of two Russian-based companies, Lukoil and oil and natural gas producer Novatek, as well as Tenaris, a high-end oil pipe manufacturer. All fared better than Brazil-based Petrobras, whose well-respected CEO was ousted by President Jair Bolsonaro due to disagreement over fuel prices. In Consumer Discretionary, strong holdings included duty-free retailer China Tourism Group Duty Free and Taiwan’s Eclat Textile, which reported that customers such as Under Armour have increased their sales forecasts for 2021. Our underweight versus the benchmark in embattled Alibaba also helped relative returns.

The Portfolio’s lack of holdings in the top-performing Materials sector was the main detractor this period.

By region, key positive contributors to relative returns were our overweights in Brazil and Mexico as well as the Portfolio’s off -benchmark investments in China-focused companies listed in Hong Kong. Hong Kong-listed power tool manufacturer Techtronic Industries has continued to gain share thanks to innovative new products, and semiconductor equipment manufacturer

ASM Pacific Technology is set to benefit from large-scale capital investment plans in the industry.

We lagged the index in Brazil where, in addition to Petrobras, shares of global industrial equipment producer WEG were down as investors grappled with the impact of rising commodity prices on the company’s margins. The Portfolio’s small weight in cash also dampened performance versus the index.

Perspective and Outlook

Even as humanity continues its determined battle to contain the coronavirus, the longer-term threat facing our species from climate change is capturing increasing attention. The shift to electric vehicles (EVs) undeniably represents a growth opportunity for investors, particularly in China given its massive addressable market and the government’s new commitment to achieve carbon neutrality by 2060. In recent years, a plethora of companies have sought to capitalize on EV growth in China, including foreign automakers, who have laid out aggressive plans to build out EV capabilities, many through partnerships and joint ventures with Chinese firms. The existence of a growing market, however, by no means guarantees that EV makers themselves will be solid long-term investments.

A major challenge for EV makers is the specter of even more competitors entering the scene. The legacy, ICE-based automobile industry has enjoyed high barriers to entry due to the massive fixed capital required to produce engines, giving rise to enormous economies of scale, and the fact that trust based on brand reputation is important in consumer purchase decisions. The manufacturing process for EVs is significantly less complex and key components can be outsourced, presenting a low barrier to entry, as evidenced by the growing number of consumer and technology brands developing their own EVs, including Apple, and China’s internet giant Baidu and smartphone maker Xiaomi.

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Amid the increasingly crowded field, achieving stand-alone dominance in EV manufacturing will likely require a company to achieve (and maintain) the automobile equivalent of the iPhone: a uniquely attractive combination of hardware, software, and aesthetics. Tesla has come as close as any company to hitting on all three, but whether its edge can prevail is an open question. The software domain would appear to provide the most scope for enduring differentiation, but we think a single EV-maker is less likely to win out here than a software/systems specialist, such as China’s Waymo or Baidu, that will partner with multiple manufacturers to achieve scale. Tesla has enviable first-mover advantage in hardware (including manufacturing cost efficiency) and some aspects of software, with its revered user interface. We think it’s likely, however, that as the diversity of customer preferences are revealed, others will challenge Tesla for leadership in certain areas, be it drive-ability, style, or entertainment.

We can only speculate about how the EV industry will ultimately shake out. This lack of fundamental foresight makes us wary of predicting long-term winners among today’s brands, though we will continue to watch for companies that offer sufficient quality characteristics and durable growth potential. In the meantime, we have chosen to gain exposure to the EV growth opportunity through other ways very much aligned with our focus on quality-growth companies. In common with all other industries, our goal with respect to EVs is to invest in firms that offer predictable growth in their core businesses augmented by new growth opportunities exploitable by farsighted management. Indeed, we already have three EV-related holdings that fit this something-old/something-new profile:

Hon Hai Precision

Hon Hai Precision, also known as Foxconn, is the world’s leading provider of electronics manufacturing services (EMS), producing such iconic products such as the iPhone, Amazon Kindle, and Sony PlayStation. With its expertise in both hardware and software, combined with its massive scale and powerful supply chain management, Hon Hai offers its clients unrivaled speed-to-market at large scale and low cost. Its assembly capabilities are augmented by its ability to make certain components, such as iPhone casings, itself, from scratch. This reduces Hon Hai’s costs and allows it to make larger investments in research and development than smaller competitors.

One of Hon Hai’s recent growth initiatives has been entering the automotive industry, specifically EVs. It already offers a thousand EV components and counts Tesla among its customers. Hon Hai is an attractive supplier to EV manufacturers because of its expertise in the production of light metal structural parts, its experience in managing complex supply chains, and its expertise in products that integrate software with hardware (Exhibit A: the iPhone). Hon Hai has already designed a chassis and mapped out a production schedule for new models for three brands in 2022. Hon Hai is also building its own hardware and software “open platform,” called MIH. With contributions from Hon Hai’s partners and third-party developers,

MIH promises EV-makers a way to reduce up-front development costs, shorten vehicle development time, and facilitate mass production. MIH has already attracted customers such as Chinese automaker Geely, Italy’s Fiat, and US-based Fisker. While it is still early days in EV at Hon Hai, it is targeting a 10% share of what it estimates will be a $500 billion market by 2025.

WEG

WEG is one of Brazil’s leading industrial companies, manufacturing a broad range of electrical equipment for the global market. WEG earns a majority of its revenues abroad and has been making considerable capital expenditures to bring the same high level of vertical integration it enjoys inside Brazil to its manufacturing plants in Mexico, China, and elsewhere. These investments should improve WEG’s cost structure, global market share, and margins. Against the backdrop of the rotten Brazilian economy of recent years, WEG has managed to grow consistently and generate high returns on capital.

WEG’s management has shown commendable foresight in steering the company towards growth opportunities in adjacent business.

Portfolio Positioning (%) at April 30, 2021

Country/Region	Institutional HLMEX / HLEZX	Advisor HLEMX	Benchmark	[1]

Brazil	6.3	6.3	4.6

China + Hong Kong[2]	34.0	34.0	37.5

India	7.5	7.5	9.4

Mexico	5.0	5.0	1.7

Russia	7.7	7.7	3.0

South Africa	1.5	1.5	3.7

South Korea	9.2	9.2	13.4

Taiwan	11.5	11.6	14.6

Small Emerging Markets[3]	5.9	5.9	12.1

Frontier Markets[4]	1.7	1.7	–

Developed Market Listed[5]	7.3	7.4	–

Cash	2.3	2.2	–

Sector	Institutional HLMEX / HLEZX	Advisor HLEMX	Benchmark	[1]

Comm Services	9.3	9.3	11.7

Consumer Discretionary	16.2	16.2	17.4

Consumer Staples	9.2	9.3	5.5

Energy	5.0	5.0	4.7

Financials	21.9	21.9	17.9

Health Care	3.2	3.2	4.7

Industrials	8.6	8.6	4.4

Information Technology	22.8	22.8	21.2

Materials	0.0	0.0	8.6

Real Estate	0.0	0.0	2.0

Utilities	1.5	1.5	1.9

Cash	2.3	2.2	–

1MSCI Emerging Markets Index; 2The Benchmark does not include Hong Kong; 3Includes the remaining emerging markets which, individually, comprise less than 5% of the index; 4Includes countries with less-developed markets outside the index; 5Includes emerging markets or frontier markets companies listed in developed markets, excluding Hong Kong.

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Its initiatives include developing electric traction systems for buses, trains, and other modes of transport. In 2019, WEG stepped up its activity in this segment by becoming a key part of the VW-coordinated “e-Consortium” focused on developing electrical mobility in Brazil. WEG supplies the powertrain system globally for all VW electric delivery trucks and also makes the motors to power the air conditioning and other auxiliary systems. WEG’s initiatives in electric mobility are currently just a small part of the company’s many climate-related growth opportunities. The company has a larger wind and solar energy business, for example, that includes manufacturing solar energy kits for home use that have been gaining popularity in many markets.

Silergy

A new holding this period is Silergy, a Taiwan-listed manufacturer of power-management integrated circuits (PMIC) used in a range of electronic equipment, from computer tablets to industrial robots. The company’s design and manufacturing platform is highly integrated: it operates its own chip fabrication (“fab”) facilities, which enables the company to stay a step ahead of competitors with more intelligent or efficient products. Silergy has steadily increased its share of the PMIC market and enjoyed about a 15% cumulative annual growth rate of revenues and profits over the last five years.

Silergy has been investing for years in R&D to produce PMICs suitable for automotive applications. The recent chip shortage has prompted automakers to expand their suppliers of PMICs, presenting an opportunity for Silergy to enter the highly competitive supply chain. Silergy’s automotive-related revenues will likely exceed 5% of sales in 2021 and could double next year. Management has been vocal about its attractive near-term opportunities in telematics, infotainment, advanced driver-assistance systems, and LED lighting.

Portfolio Highlights

In 2020 and the early weeks of 2021, shares of a small group of fast-growing companies posted exceptionally strong returns, even after these shares were already looking quite expensive. Starting in mid-February, many of the expensive growers suffered rising share price volatility and moderate to significant reversals. A spike in volatility can reflect rising controversy in the market’s interpretation of the investment thesis—perhaps in some cases there is less certainty over the path to profitable growth—but it could just as well be rising interest rate expectations that increase the discount demanded in the present for those rosy earnings projections.

High valuations can represent a significant risk to growth stocks and growth investors, risk that quickly multiplies if lofty growth expectations are not allied with fundamental quality providing the foundation for sustainable profit growth. We have avoided many of the highest flyers of 2020. The issue for us often comes down to the quality component of our process—we demand, among other markers of quality, a track record of profitability and cash

Top Ten Holdings by Weight at April 30, 2021

Company	Sector	Country	Institutional HLMEX / HLEZX	Advisor HLEMX

TSMC	Info Technology	Taiwan	5.3	5.3

Samsung Electronics	Info Technology	South Korea	4.8	5.1

Tencent	Comm Services	China	4.7	4.7

EPAM	Info Technology	US	3.9	4.6

Alibaba	Cons Discretionary	China	3.0	3.9

AIA Group	Financials	Hong Kong	2.7	2.7

LG Household & Health Care	Cons Staples	South Korea	2.4	2.4

Sberbank	Financials	Russia	2.2	2.2

Tata Consultancy Services	Info Technology	India	2.2	2.2

Techtronic Industries	Industrials	Hong Kong	2.2	2.2

flow generation that we think is sustainable before we invest in a business. Many of 2020’s hot dots don’t meet those criteria. And a number that do are still trading at rarified valuations even after their recent loss in altitude, which eliminates them from consideration.

For our portfolio we continue to find high-quality growth companies beyond IT, e-commerce, and the other most obvious growth industries. One of our purchases this period is Country Garden Services (CGS), a leader in China’s consolidating property management industry. The country’s densely populated communities rely upon property managers to enhance their quality of living. CGS’s superior reputation for service—and its wide variety of offerings including housekeeping, babysitting, interior design, and even schooling—is helping it gain market share. It is also expanding into commercial property services. Our analyst foresees CGS achieving 29% annual sales growth over the next five years.

During this period, we also added to our position in Alibaba, taking advantage of its recent tussles with regulators. Despite the policy risks, the company’s e-commerce and explosively growing cloud-computing segments remain exceptionally strong, making its valuation look attractive, particularly compared to other high-growth North Asia EIT stocks.

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Chinese Equity Portfolio

Institutional Investors: HLMCX

Portfolio Management Team

Pradipta Chakrabortty

Lead Portfolio Manager

Jingyi Li

Portfolio Manager

Wenting Shen, CFA

Portfolio Manager

Performance Summary

The Chinese Equity Portfolio was launched on December 16, 2020. The Institutional Class rose 7.20% (net of fees and expenses) since launch through April 30, 2021. The Portfolio’s benchmark, the MSCI China All Shares Index, rose 4.02% in this period (net of source taxes).

Market Review

China largely got the COVID-19 outbreak under control by June 2020, and in response its economy continued to pick up steam during the first half of the fiscal year. Business activities re-accelerated while stringent border controls stayed in place to maintain a COVID-19-free domestic environment. In January 2021, new cases were detected for the first time in months, but testing mandated by local governments and stay-in-place orders in a handful of cities proved effective in curtailing the outbreak. Because many migrant workers elected not to travel during the Chinese New Year, industrial production following the weeklong holiday resumed more quickly than in previous years, with industrial activity readings posting their 13th consecutive month of expansion.

In March 2021, China launched its 14th Five-Year Plan and its 2035 long-term plan. Policy discussions surrounding these plans have reemphasized past areas of priority such as technological innovation and domestic consumption, while continuing to press ahead with reforms of state-owned enterprises (SOEs) and financial markets. In a sign of how other priorities have moved up the focus list, officials revealed a surprising level of detail around a previous pledge to achieve peak carbon emissions by

Fund Facts at April 30, 2021

Total Net Assets	$4.2M

Sales Charge	None

Number of Holdings	37

Turnover (5 Yr. Avg.)	–

Dividend Policy	Annual

Institutional Class

Ticker	HLMCX

CUSIP	412295685

Inception Date	12/16/2020

Minimum Investment[1]	$100,000

Net Expense Ratio[2]	1.15%[3]

Gross Expense Ratio[2]	4.75%

1Lower minimums available through certain brokerage firms. 2As of the most recent Prospectus and based on expenses for the fiscal year end. The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2022. 3Harding Loevner’s contractual agreement caps the net expense ratio at 1.15%. The Net Expense Ratio is applicable to investors.

2030 and net carbon neutrality by 2060. Regarding actual policy changes, China also passed reforms to relieve the demographic pressures that have resulted in skilled labor shortages emerging in some cities by lifting urban residency (“hukou”) restrictions in Shandong and Jiangxi, two provinces that are home to nearly 150 million people. This makes rural migrants eligible for the social safety nets of the cities in which they already live and work, and is intended to attract their families and friends, as well as new graduates, to these cities.

Conversely, regulatory risk has risen for China’s leading internet companies, depressing sentiment towards their stocks as regulators in China took a harder line on anti-competitive practices. Although they issued only negligible penalties (the equivalent of US$75,000) for monopolistic behavior against Tencent, Baidu, and JD.com, a much larger fine of nearly US$3 billion was imposed on Alibaba for demanding exclusivity of some of its merchants. We see very little fundamental impact on Alibaba’s business prospects from this sanction. Accessing Alibaba’s massive customer base of robust spenders remains an attractive value proposition for the company’s participating merchants, and Alibaba’s management seems committed to invest in further lowering merchants’ operating cost on its platforms. The direct financial hit of the penalty to Alibaba’s earnings pales in importance compared to how it resolves the open-ended threat previously overhanging its shares—which look attractive today in our valuation models as many of Alibaba’s long-term initiatives, particularly in cloud services, are not adequately valued by the market.

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Performance (% total return)

	For periods ended March 31, 2021			For periods ended April 30, 2021

	Calendar YTD	1 Year	Since Inception*	Calendar YTD	1 Year	Since Inception*

Chinese Equity Portfolio – Institutional Class	-0.57	–	4.40	2.10	–	7.20

MSCI China All Shares Index	-1.50	–	1.67	0.78	–	4.02

Returns are annualized for periods greater than 1 year. *Inception date: December 16, 2020.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com.

Performance Attribution

The Portfolio’s outperformance was primarily due to strong holdings in Consumer Discretionary and Information Technology (IT) as well our overweights in Health Care and Industrials.

In Consumer Discretionary, duty-free shop operator China Tourism Group Duty Free rose as January’s COVID-19 uptick failed to dissuade travelers from flocking to tropical Hainan island to vacation. The company is benefitting from a recent increase in the quantity of Western luxury goods that can be brought from Hainan to the mainland duty-free, part of a multi-year initiative to incentivize spending domestically instead of in duty-free stores overseas.

We had broad-based positive stock selection in IT, where our holdings are primarily equipment and precision parts manufacturers such as ASM Pacific Technology (semiconductor equipment), Sunny Optical (optical components), and Silergy (electronic components). Shares of these companies performed well this period due to rising sales for their industrial customers in the automotive, smartphone, and semiconductor sectors.

Consumer Staples detracted from our performance as Foshan Haitian, a soy sauce and condiments producer, gave back some of its gains after a strong 2020. Our lack of Chinese bank holdings also hurt relative performance.

Perspective and Outlook

China has achieved a near-legendary transition from having an economy reliant on legacy-heavy industry and infrastructure investment to one defined by, among other facets, skilled labor, unprecedented internet connectivity, and rising incomes for a vast number of Chinese.1 This transition has been accompanied by a rise of consumer power, a significant portion of it expressed online. The figures are impressive—estimates place the size of China’s middle class between 400-700 million individuals; China is now the world’s biggest market for luxury goods, smartphones, passenger cars, and beer, among many other products. It also comprises the majority of production for growing industries such as electric vehicles (EVs) and solar power. More than most other countries, China has increasingly identified innovation as a condition of growth and has pursued it through aggressive policies and private sector funding of R&D. The government continue to aid in the development of innovative, quality-growth businesses over a wider range of industries. Coupled with stock market reforms that have improved access to mainland companies, the result has been a vastly expanded opportunity set for foreign-based investors. More than 1,800 Chinese companies of US$1 billion in market capitalization or greater are now investable through the Shanghai and Shenzhen Stock Connect programs.

Most companies that we follow and rate in China have a strong competitive position within industries with favorable market dynamics. For example, larger companies, particularly internet and e-commerce-related enterprises, benefit from economies of scale in a colossal yet still rapidly growing domestic market. Because domestic rivalry is typically fierce, market leaders had to learn to evolve quickly. This for some has led to a virtuous circle: market growth provides strong free cash flow, which they can reinvest in R&D to improve product quality and customer experience, which strengthens their competitive position and their cash flow. The favorable dynamics extend beyond the industries that one expects to see in growth-oriented portfolios to areas like robotics, companies up and down the value chain in electric vehicles, and biomedical research, just to name a few of our favorite hunting grounds. This, in turn, contributes to a level of industry and sector diversification that we think is necessary to construct a portfolio of companies from a single country.

1Our China country specialists regularly stress the deep complexity of China’s economy, whose development, occurrent in staggered fashion across regions, has led to significant wealth disparity. At around US$10,000 GDP per capita nationally, China is now in the middle income bracket. But this belies a radical difference in prosperity. “Tier one” cities in mainland China (Beijing, Shanghai, Guangzhou, Shenzhen) have a combined population of nearly 80 million people and have ascended to high-income status, with per capita GDP of around US$22,000. Within Emerging Markets, these four cities enjoy GDP per capita that is exceeded only by Taiwan and South Korea.

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The investment approach for the Chinese Equity Portfolio is consistent with the other Portfolios offered by Harding, Loevner Funds, including our Emerging Markets (EM), International, and Global Equity Portfolios, each of which have been investing in China for over 20 years. We invest only in companies meeting, in our judgment, four criteria: they must possess a competitive advantage, generate sustainable superior long-term growth, have the financial strength to fund growth and withstand difficult conditions, and possess farsighted and dynamic management capable of exploiting these advantages for the benefit of shareholders. We identify investments based on the insights of our global industry specialists, with years of experience investing across multiple geographies and different stages of market maturity and product lifecycles, and our China specialists, who each bring formidable local expertise and knowledge. Our longer-term investment horizon should also provide a source of edge in the Chinese market, which even today remains heavily driven by retail investors with speculative inclinations, who often move as a herd, driving share prices far above or below fair value, creating (in the latter case) buying opportunities for fundamental investors like us.

Contemplating Investment Risks

One question that naturally arises when launching a China-focused Portfolio is how we approach the risks that accompany investing in this country. For Harding Loevner, the assessment of risk for any security, including Chinese securities, stems from our insistence on business quality as a condition of purchase. In not compromising our commitment to strong balance sheets in good times, we potentially lessen the risk of permanent losses relating to financial distress and can therefore place a higher degree of confidence in our estimates of long-term value. However, there are indeed some elements of company, quality, and industry specific to China that deserve focus. For example, relating to financial strength, some Chinese companies appear to be highly free-cash generative businesses, able to maintain robust cash balances despite their rapid growth—yet we have observed the occasional phenomenon of firms parking cash in opaque wealth management products issued by non-bank institutions.2 Another example of risk we evaluate while analyzing a company’s industry structure is whether sudden shifts in regulatory policy affect the bargaining power of buyers and suppliers.

The careful analysis of corporate governance is also of particular import as we scour the Chinese equity universe, especially for companies where government entities have significant ownership and presence in boards. In China, as elsewhere, our approach is focused on identifying signs of poor corporate governance that typically destroy shareholder value. If a potential problem surfaces, we contemplate and evaluate the risk of value destruction based on facts and circumstances. In such a large and diverse market, there are bound to be firms that are not up to the

2Part of the country’s shadow banking system, these products provide little transparency on underlying assets. Moreover, they are treated as off-balance sheet items and therefore, the institutions which manage them usually offer no implicit assumption of capital loss.

mark, but overall, the domestic Chinese equity market has been professionalized. A-share disclosure requirements are even more rigorous in certain areas than other major markets, including Hong Kong and the United States.3 Many Chinese businesses comport themselves in accordance with global audit standards, and all companies in our portfolio use a globally-recognized auditor.

Portfolio Highlights

The Chinese Equity Portfolio reflects the different dimensions of the country’s economic transition. Many of our portfolio companies target aspirational consumers, who increasingly expect high quality and sophisticated products and services, including in customized international travel (Trip.com Group), duty-free luxury goods (China Tourism Group), and online entertainment and social media (Tencent). However, China’s growth also rests on rising consumption across all segments of the population. Several holdings provide universal services, including Baidu in internet services, JD.com in online retail, and Foshan Haitian in branded soy sauce and condiments. Health Care also represents a potentially rich opportunity in this regard.

Portfolio Positioning (%) at April 30, 2021

Market	Portfolio	Benchmark	[1]

Mainland China + Hong Kong	90.0	100.0

Other Emerging Markets[2]	6.3	–

Cash	3.7	–

Sector	Portfolio	Benchmark	[1]

Comm Services	14.1	14.1

Consumer Discretionary	29.1	25.1

Consumer Staples	5.6	9.2

Energy	0.0	1.3

Financials	4.0	15.7

Health Care	14.6	8.9

Industrials	18.2	7.5

Information Technology	9.3	8.3

Materials	0.0	4.5

Real Estate	0.0	3.4

Utilities	1.4	2.0

Cash	3.7	–

1MSCI China All Shares Index; 2Includes countries listed in emerging markets excluding Mainland China and Hong Kong.

3For example, China requires both parent and consolidated financial statements, not just the consolidated statements unlike Hong Kong and the US. Additionally, mainland companies are required to furnish detailed cash flow statements quarterly for all companies whereas US and Hong Kong companies are not. The Shenzhen Stock Exchange also requires disclosing company visits to listed companies.

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Our largest overweight is in the Industrials sector, comprised of domestic leaders in China’s automation market. Over the past three decades, China has grown to become the “world’s factory,” with roughly 30% share of global manufacturing output today. It accounts for an even higher portion of world production in labor-intensive categories such as electronics and automobiles. China was able to establish manufacturing leads in these categories due in part to its sizable low-cost labor force, and also because entire supply chains with better logistical efficiency than elsewhere were created onshore thanks to supportive economic and regulatory policies, and substantial investment in what are now top-class transportation and broadband networks. However, the labor market has changed: wages have risen considerably, and that is set to continue as the number and proportion of working-age Chinese individuals peaked in 2015. Barring an unlikely opening to immigration, China will realize in the next few decades one of the largest drops in working age population of any country.

This prospect has spurred an increased emphasis on industrial automation. The density of robot use in China remains only 20% to 50% of levels in Japan, Korea, and Germany, which presents significant opportunities for Chinese automation companies to better meet the needs of a local market that had previously been underserved by global rivals. Shenzhen Inovance Technology is China’s largest producer of industrial automation control components. We think its customization strategy will actually be its biggest advantage over multinational rivals, as it funnels resources into developing products that better suit the needs of local industries like battery manufacturing that are much better represented in China than elsewhere. As the EV supply chain consolidates, strong secular EV demand combined with an expected shift to a more modular value chain, similar to that of smartphones, should help Inovance take further share of both EV powertrain components and the robots used to put the vehicles together. Another portfolio company, Haitian International, focuses on very large high-precision injection molding machines with better energy efficiency than competitors’ equipment. Its long-term growth will be propelled by capacity expansion and new product launches to meet increasing demand from domestic industries such as automobiles and home appliances.

It is worth noting that our Chinese Equity Portfolio has underweights in more cyclical areas of the market. The largest of these underweights is in Financials; we do not own any Chinese banks, as most do not meet our quality hurdle. Nor do we own stocks in the Materials and Energy sectors, where we prefer businesses favorably positioned at the lower end of global cost curves. We have yet to discover commodity-oriented companies in China meeting that criterion.

Top Ten Holdings by Weight at April 30, 2021

Company	Sector	Market	%

Alibaba	Cons Discretionary	Mainland China	10.9

Tencent	Comm Services	Mainland China	7.1

China Tourism Group Duty Free	Cons Discretionary	Mainland China	4.5

WuXi Biologics	Health Care	Mainland China	4.2

AirTAC	Industrials	Taiwan	4.1

WuXi AppTec	Health Care	Mainland China	4.0

Techtronic Industries	Industrials	Hong Kong	3.5

Haitian International	Industrials	Mainland China	3.3

AIA Group	Financials	Hong Kong	3.1

Wuliangye Yibin	Cons Staples	Mainland China	2.9

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

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Frontier Emerging Markets Portfolio

Institutional Investors: HLFMX & HLFFX | Individual Investors: HLMOX

Portfolio Management Team

Pradipta Chakrabortty

Co-Lead Portfolio Manager

Babatunde Ojo, CFA

Co-Lead Portfolio Manager

Performance Summary

For the Frontier Emerging Markets Portfolio, the Institutional Class I gained 16.76%, the Institutional Class II gained 16.96% and the Advisor Class gained 16.44% (net of fees and expenses) in the six-month period ended April 30, 2021. The Portfolio’s benchmark the MSCI Frontier Emerging Markets Index, gained 10.22% (net of source taxes).

Market Review

Frontier Emerging Markets (FEM) rose, gaining 10% during the six-month period ended April 30, 2021. The period was turbulent, beginning with an escalation in the global pandemic towards the end of 2020, followed by vaccine breakthroughs that gave investors concrete hope for normalization in 2021, ultimately ending with a reversal of this rebound in January. Optimism over the clinical trial success of vaccines that initially lifted FEMs’ performance in late 2020 flagged as it became apparent just how much FEM countries (with a few exceptions, like the United Arab Emirates) would lag in their access to, and ability to roll out, the vaccines to their populations. These concerns were then amplified by new waves of COVID-19 infections and the emergence of even more contagious and deadly variants of the virus, prompting further mobility restrictions and business disruptions.

Companies that benefited from the pandemic and the abrupt shift to remote work and commerce, many of them within Information Technology (IT) and Health Care, far outpaced more cyclical sectors such as Financials and Consumer Discretionary, which nonetheless also finished in positive territory. Energy, however,

Fund Facts at April 30, 2021

Total Net Assets	$236.7M

Sales Charge	None

Number of Holdings	58

Turnover (5 Yr. Avg.)	29%

Dividend Policy	Annual

	Institutional Investors		Individual Investors

	Inst Class I	Inst Class II	Investor Class

Ticker	HLFMX	HLFFX	HLMOX

CUSIP	412295867	412295735	412295859

Inception Date	5/27/2008	3/1/2017	12/31/2010

Minimum Investment[1]	$100,000	$10,000,000	$5,000

Net Expense Ratio[2]	1.68%[3]	1.35%[4]	2.00%[5]

Gross Expense Ratio[2]	1.68%	1.60%	2.12%

1Lower minimums available through certain brokerage firms. 2As of the most recent Prospectus and based on expenses for the fiscal year end. 3Harding Loevner has contractually agreed to cap the expense ratio at 1.75% through February 28, 2022. The expense ratio (without cap) is applicable to investors. 4The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2022. Harding Loevner’s contractual agreement caps the expense ratio at 1.35%. The Net Expense Ratio is applicable to investors. 5The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2022. Harding Loevner’s contractual agreement caps the expense ratio at 2.00%. The Net Expense Ratio is applicable to investors.

was the best-performing sector as global oil prices continued to climb amid continued production constraints imposed by OPEC+ and expectations of improved economic growth. Materials also outperformed, with mining companies buoyed by China’s surging demand for industrial metals as well as the Biden administration’s plans for a massive infrastructure spend. Industrials and Consumer Staples lagged, finishing down for the period.

Geographically, Europe performed best, led by Kazakhstan, thanks to Halyk Savings Bank, which reported strong earnings due to a strengthened competitive position within its market, a result of the company’s good asset quality, and its progress on several digital initiatives.

Latin America was among the period’s top performers due to a significant year-end rise in commodity prices. Colombia, an oil exporter, did especially well, as the rise in Brent crude price sparked a stock market rally and boosted the value of the Colombian peso against the US dollar.

The Middle East was the poorest-performing region, as the Lebanese market (which accounts for less than 1% of the index and was not represented in our portfolio) collapsed after prolonged political uncertainty and fiscal distress. The country has been grappling with a debt crisis for many years and eventually defaulted on its foreign debt obligations in March 2020.

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Performance (% total return)

		For periods ended March 31, 2021							For periods ended April 30, 2021
	1	3	5	10	Since Inception*			1	3	5	10	Since Inception*
	Year	Years	Years	Years	May-08	Mar-17	Dec-10	Year	Years	Years	Years	May-08	Mar-17	Dec-10
Frontier EM Portfolio – Inst Class I	44.23	-4.56	3.22	1.56	-0.87			35.34	-2.89	2.95	1.50	-0.64
Frontier EM Portfolio – Inst Class II	44.67	-4.30	–	–		2.88		35.93	-2.62	–	–		3.58
Frontier EM Portfolio – Investor Class	43.72	-4.88	2.83	1.17			0.72	35.06	-3.24	2.58	1.13			1.00
MSCI Frontier EM Index	33.58	-4.29	2.46	1.45	–	1.70	0.75	26.27	-3.37	2.34	1.38	–	2.17	0.95

Returns are annualized for periods greater than 1 year. *Inception of the Institutional Class I, May 27, 2008. Inception of the Institutional Class II, March 1, 2017. Inception of the Investor Class, December 31, 2010. Index performance prior to December 2, 2008 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com.

Performance Attribution

By sector, strong stock selection in IT was a significant contributor. Among our top performers was UAE-based payment processor Network International. Although the company’s payment processing business for tourists visiting the UAE is still only about half what it was before COVID-19, its domestic UAE revenues have recovered to pre-pandemic levels and the company’s new CEO Nandan Mer voiced optimism about processing fee levels projected for 2021. EPAM (based in the US but with large operations in Belarus and other FEMs), which saw all of its customer segments grow in 2020, also contributed to our performance. Its life sciences and health care segment saw the biggest gain, but even the travel and consumer segment managed modest growth, with demand from its retail and e-commerce clients offsetting the slump in tourism-related businesses.

Strong stocks in Financials also helped, especially Halyk, Bancolombia, and Philippine-based Security Bank. At Bancolombia, strong cost control and better fee income from non-lending sources (such as debit and credit cards, insurance, trust, brokerage, and investment banking) offset still-rising loan provisioning. Excess capital leaves the bank well cushioned to absorb further credit losses. Similarly, at Security Bank, asset quality pressure remains, but the bank has imposed stricter underwriting standards that should protect it going forward. Additionally, its growth is supported by the Philippines government’s new infrastructure initiative.

Our stocks in Real Estate were among the top detractors, primarily due to the impact of fresh government-mandated lockdowns on Kuwait mall operator Mabanee. Stock selection in Energy also hurt relative performance. Most investors failed to see synergies arising from a decision by Colombian state-owned oil company Ecopetrol to acquire a controlling stake in state-owned electric utility ISA.

By region, Asian holdings benefited the portfolio, especially Vietnam-based steel producer Hoa Phat Group. Billet sales remained strong due to continued high levels of exports to China and other Asian markets. The Gulf States also contributed. UAE-based food and beverage producer Agthia rallied following its proposal to acquire several packaged foods companies with strong distribution in the UAE and neighboring Kuwait and Jordan.

Stock selection was weak in frontier Europe, particularly Polish video game maker CD Projekt. The company was hacked, delaying fixes for troubling bugs in its recent launch of Cyberpunk 2077.

Perspective and Outlook

Way back at the start of the 2010s, equity investors found much to like about FEMs. Young populations and rapidly modernizing societies seemed to offer the perfect nutrients for robust economic growth of the kind that was in short supply in many more developed parts of the world in the wake of the global financial crisis (GFC). And, for the next several years, FEM investors were not disappointed. From the third quarter of 2009 through third quarter 2014, frontier and small emerging markets roughly matched the performance of the US-led resurgence in developed markets (DMs), and they handily beat traditional emerging markets (EMs) by an average of seven percentage points a year. However, since FEMs’ September 2014 absolute peak there has been a complete reversal, with EMs outperforming FEMs by seven percentage points annually. FEMs’ underperformance of DMs has been even greater: an average of 10 percentage points a year.

Six years ago, it would have been hard to imagine the succession of crises about to batter FEMs emanating from without. First was the commodity price shock in the latter part of 2014. When the US shale boom led to oversupply in the global oil market and the Saudi-led oil cartel responded with a price war to maintain

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its market share, the price of crude plunged a staggering 68% between June 2014 and December 2015. This led to a deep economic recession in the oil-dependent countries—Colombia, Kazakhstan, Nigeria, and the Gulf states—which together accounted for 45% of the MSCI FEM Index at the start of the period.

A second major crisis occurred only a couple of years into recovery from the commodity shock. The triggers were the US Federal Reserve’s aggressive rate hikes and reduction of its financial asset purchase program, as well as escalating trade tensions between the US and China. This combination dealt another blow to FEM currencies, as nearly every floating currency fell against the US dollar.

A third set of challenges came from the churn in the FEM index itself. Over the past six years, MSCI made numerous changes to the index by promoting countries with large weights to EM status and eliminating them from the benchmark. The re-volving door stirred consternation among investors, many of whom came to view the FEM index as overly concentrated and a dumping ground for markets “not good enough” for EM status, contributing to record foreign investor outflows and compounding the fall in FEM stock prices.

Finally came the COVID-19 pandemic, and in particular, its impact on FEM banks. Financial institutions’ leveraged exposures to their domestic economies meant that many banks were placed in a difficult position as whole sectors shut down and governments suspended borrowers’ loan repayment obligations in a frantic attempt to keep businesses afloat. The damage to banks was felt across the frontier and emerging markets, and with Financials representing the largest (41% prior to the November Kuwait upgrade) share of any sector in the FEM index, the impact on the entire asset category was especially acute.

Given this dreary sequence of developments and more than a half-decade of underperformance, investors can be forgiven if they are tempted to give up on FEMs. But this could be “rearview-mirror investing” of the worst sort. We have always said that investing in FEMs requires patience and is only suited for those with a very long time-horizon. In the context of FEMs’ decades-long emergence, we believe the past six years should be viewed as a rutted detour, not a dead end, because the strong fundamentals identified at the start of the 2010s are, if anything, even stronger today. FEMs now account for a third of the world population, but only 6% of the global economy and only the tiniest fraction (less than 1%) of global equity capital markets. In other words, there is lots of room for these markets to begin to catch up. FEM governments are increasingly investing in social and physical infrastructure and implementing other sensible policies to support the growth of the private sector. These are among the reasons why the International Monetary Fund projects that frontier economies will continue to grow faster than their emerging and developed counterparts in the medium-term.

We expect strong economic growth will translate into corporate earnings growth and, ultimately, higher share prices. Some of the biggest improvement will take place among the highest-quality members of the Financials sector, whose superior financial strength compared to competitors and increased market share coming out of the COVID-19 crisis position them to benefit disproportionately from FEMs’ recovery and growth in the years ahead. We are encouraged by the records of the high-quality banks in our Portfolio (Halyk being a prime example), which corroborates our philosophy when it comes to investing in FEM banks. The thesis for us has always been simple. We only invest in high-quality banks capable of success across economic cycles. High-quality FEM institutions like Halyk have a number of advantages, including a strong balance sheet, a well-established distribution network, and funding costs that enable them to at least keep up with, if not perform better than, lower-quality banks in good economic times—and to significantly outperform and gain market share during periods of economic crisis, such as Halyk throughout the COVID-19 pandemic. A strong balance sheet and competent management invariably allow these high-quality companies to emerge from crises with a superior competitive position, which further solidifies their dominance. The fact that some of the most

Portfolio Positioning (%) at April 30, 2021

Region	Portfolio	Benchmark[1]

Africa	20.3	17.5

Asia	38.8	45.7

Europe	11.1	10.6

Gulf States	5.6	4.4

Latin America	13.5	21.4

Middle East	0.0	0.4

Developed Markets Listed[2]	8.4	–

Cash	2.3	–

Sector	Portfolio	Benchmark[1]

Communication Services	6.6	8.8

Consumer Discretionary	5.4	1.0

Consumer Staples	15.7	7.0

Energy	3.9	5.0

Financials	33.3	33.2

Health Care	6.1	2.2

Industrials	4.5	11.6

Information Technology	12.5	4.9

Materials	5.1	8.8

Real Estate	4.6	14.0

Utilities	0.0	3.5

Cash	2.3	–

1MSCI Frontier Emerging Markets Index; 2Includes frontier or small emerging markets companies listed in developed markets.

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well-run and innovative of these companies are now training their advantages on seizing the mantle of digital leadership in their marketplaces is another, potentially even more encouraging, factor in their favor.

Beyond banks, we see bright prospects for selected companies across a range of industries, including consumer, technology, hospitality, and health care.

Portfolio Highlights

MSCI upgraded Kuwait from frontier to EM status in November 2020, resulting in the country’s removal from the MSCI FEM Index. With Kuwait having accounted for 20%, its removal left the index even more concentrated in the Philippines, which saw its weight jump seven percentage points to one third of the benchmark at the end of 2020. Our portfolio has a single country risk limit of 20%, guaranteeing that we will continue to be significantly underweight in the Philippines. Though such country ceilings bring higher tracking error, the trade-off to reduce overall portfolio risk is worth making. Indeed, we see country diversification as being especially important in FEMs, as a means to manage individual political and currency risks that are typically higher than those in DMs.

This risk regime has been helpful to our strategy over the past few quarters, during which the Philippines market badly underperformed other FEMs, largely due to the havoc COVID-19 has wreaked on its economy. In this densely populated country of over 7,600 islands, the efficient flow of goods and services can be challenging in the best of times. The country’s GDP shrank 9.5% in 2020 as COVID-19 cases remained stubbornly high despite extensive quarantine measures taken by the government. Such unforeseeable calamities are precisely the reason we have country ceilings in place.

Nevertheless, the Philippines economy and its corporate earnings will rebound at some point. We have been using the sell-off as an opportunity to add to our Philippine positions at cheaper valuations. We added to our position in Jollibee Foods, the country’s dominant quick-service restaurant chain, whose 60% local market share is complemented by sizeable businesses in the US, China, and throughout Southeast Asia. Its shares became cheap after it posted record losses because many of its locations in the Philippines, and elsewhere, temporarily closed or faced declining traffic. Management has since taken sensible actions to lift Jollibee out of crisis and position it for faster recovery post-pandemic. By the last quarter of 2020, Jollibee was already back to generating profits.

We also added to our position in Wilcon Depot, the leading home improvement big-box retailer in the Philippines. Like Jollibee, the company was severely impacted by the country’s lockdowns, but we expect earnings to pick back up this year with a cyclical recovery in the construction sector and recent cuts in mortgage interest rates. Management is rolling out new stores across the provinces while enhancing its e-commerce platform and logistics capabilities.

Top Ten Holdings by Weight at April 30, 2021

Company	Sector	Country	%

Hoa Phat Group	Materials	Vietnam	4.9

Globant	Info Technology	Argentina	4.8

EPAM Systems	Info Technology	US	4.7

Safaricom	Comm Services	Kenya	4.5

Commercial International Bank	Financials	Egypt	4.0

SM Prime Holdings	Real Estate	Philippines	3.8

Banca Transilvania	Financials	Romania	3.8

Vietnam Dairy Products	Cons Staples	Vietnam	3.5

Universal Robina	Cons Staples	Philippines	3.2

Halyk Savings Bank	Financials	Kazakhstan	3.0

29

Global Equity Research Portfolio

Institutional Investors: HLRGX

Portfolio Management Team

Moon Surana, CFA

Portfolio Manager

Andrew West, CFA

Portfolio Manager

Performance Summary

For the Global Equity Research Portfolio, the Institutional Class gained 26.05% in the six-month period ended April 30, 2021. The Portfolio’s benchmark, the MSCI All Country World Index, gained 28.29% (net of source taxes).

Market Review

Global stock markets increased in the six months ended April 30, as the rollout of several successful COVID-19 vaccines led to economic rebounds across the globe. All sectors and regions finished in positive territory for the period.

Despite an escalation in the global pandemic, the closing months of 2020 saw a dramatic rise in global stock markets in response to startlingly positive final-stage vaccine clinical trial results. Accelerated approvals gave investors further hope for some return to normal commerce in 2021, even as COVID-19 hospitalizations in the US and Europe soared.

In March, the IMF raised its global GDP growth forecast for 2021 to 6.0%. In the US, among the world’s early leaders in vaccination rates, retail sales climbed to the strongest level on record and restaurant bookings and the number of airline passengers, while still below pre-COVID-19 levels, continued to improve. The Biden administration passed a colossal US$1.9 trillion relief package, the third such stimulus measure since the pandemic began, sending direct payments to millions of Americans and extending unemployment insurance. In China, electricity generation and rail cargo volume rose substantially year over year, but consumer spending remained subdued despite much of daily life having

Fund Facts at April 30, 2021

Total Net Assets	$9.3M

Sales Charge	None

Number of Holdings	309

Turnover (5 Yr. Avg.)	–

Dividend Policy	Annual

Institutional Investors

Ticker	HLRGX

CUSIP	412295792

Inception Date	12/19/2016

Minimum Investment[1]	$100,000

Net Expense Ratio[2]	0.80%[3]

Gross Expense Ratio[2]	2.04%

1Lower minimums available through certain brokerage firms; 2The Expense Ratios are as of the most recent Prospectus and are based on expenses for the most recent fiscal year end. The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2022. 3Harding Loevner’s contractual agreement caps the net expense ratio at 0.80%. The Net Expense Ratio is applicable to investors.

returned to normal. The recovery in Europe was even more uneven, amid the emergence of new more virulent virus strains and problems with its vaccine rollout extending or renewing lockdowns.

Better economic data coupled with seemingly unlimited central bank liquidity led to rising management confidence and a surge in mergers and acquisition activity (M&A). Company CEOs were not the only market participants infected with high confidence; investors became more sanguine as well. The growth of special-purpose acquisition companies (SPACs), a “backdoor” means of taking private companies public with minimal regulatory scrutiny, accounted for an unprecedented 25% of all US deals. Retail trading activity also rose sharply, with a record number of people opening online accounts, and option volumes rising dramatically. The speculative frenzy extended to initial public offerings (IPOs) in many markets, with shares of newly listed companies (many of them still loss-making) being met by strong institutional and retail demand.

As homebuyers and corporate treasurers alike raced to lock in low interest rates, bond yields rose, with the yield on the US 10-year reaching pre-pandemic levels in March. Commodity prices, particularly those linked with industrial activity such as iron ore and copper, jumped higher, while Brent crude rose to over US$60 per barrel.

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Performance (% total return)

	For periods ended March 31, 2021				For periods ended April 30, 2021

	Calendar	1	3	Since	Calendar	1	3	Since
	YTD	Year	Years	Inception*	YTD	Year	Year	Inception*
Global Equity Research Portfolio – Institutional Class	3.84	56.86	12.97	15.86	7.33	46.76	14.44	16.42
MSCI All Country World Index	4.57	54.60	12.07	13.59	9.14	45.74	13.32	14.44

Returns are annualized for periods greater than 1 year. *Inception date: December 19, 2016.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com.

On a sector basis, Energy was the strongest performer, surging in lockstep with rising oil prices. Financials also performed strongly, aided by a steepening yield curve and surprisingly low credit defaults. Information Technology (IT) also outperformed despite heightened scrutiny from regulators in Europe, China, and the US. Less-cyclical sectors—Consumer Staples, Health Care, and Utilities—all underperformed for the period.

Viewed by geography, the eurozone outperformed as some of the countries hit hardest by the virus, such as Spain and Italy, began to recover. Canada was a big outperformer, helped by its large weighting in banks and Energy. In Europe outside the eurozone, the UK posted strong returns on the back of its expansive vaccination program. Japan significantly underperformed as the country instated a new, more stringent state of emergency in response to another virus wave. Emerging Markets (EMs) also underperformed as weakness in China due to its regulatory crackdowns on tech companies off set strong performance in Taiwan and Russia, where the global semiconductor shortage and the rise in the oil price helped the former’s IT and latter’s Energy companies, respectively.

Performance Attribution

The Portfolio underperformed as stocks of high-quality growing companies lagged the broader market. On a sector basis, weak stocks in Materials and Consumer Discretionary detracted the most during the period. In the former, shares of US-based gas and chemical company Air Products, a steady business that benefits from durable long-term contracts with customers, lagged the broader market as more cyclical stocks outperformed. In Consumer Discretionary, shares of Japanese gas appliances manufacturer Rinnai lagged as the price of raw inputs such have copper have continued to increase. The Portfolio’s overweight in Consumer Staples also detracted.

Strong stocks in Financials helped, particularly US-based Signature Bank. The bank benefitted from expectations of higher interest rates, as well as resilient credit and deposit growth throughout the period. US-based SVB Financial Group also contributed; the bank has benefited from rising expectations for increased economic growth and higher interest rates. The Portfolio’s underweight in Utilities and overweight in Industrials also helped.

Viewed by geography, weak stocks in Japan detracted the most from relative performance. Shares of Unicharm, a manufacturer of hygiene and household cleaning products, declined in response to rising input costs (like oil) and a market style shift to stocks of more-cyclical companies. Stocks in the US also detracted, particularly household and personal care products manufacturer Church & Dwight, which modestly declined over an ebbing of pandemic stay-at-home-related tailwinds and rising inflationary pressures. The Portfolio’s overweight in Japan and EMs, as well as its cash weight during this period of strong equity returns, also dragged on relative performance.

Strong stocks in EMs contributed, especially Taiwanese electronics manufacturer Hon Hai Precision. Share rose on the back of agreements with a pair of Chinese carmakers (Byton and Zhejiang Geely Holding Group) to help manufacture electric vehicles. Stocks in Europe outside the eurozone were also helpful, particularly UK-based aviation services company Signature Aviation. Shares increased as the company was a subject of a bidding war, before being ultimately acquired by Global Infrastructure Partners.

Perspective and Outlook

For the best part of our 30-year existence we’ve invested in high-quality, growing companies. That means we understand only too well the slings and arrows of performance that the market occasionally hurls the way of our quality-focused portfolio. During the recovery from the prolonged bear market that followed the bursting of the tech bubble in 2000 we suffered one of our worst periods of relative performance. As the profit slump—at the time the deepest since the 1930s—dragged into its second year, the US Federal Reserve led other central banks in further rounds of cutting interest rates in a bid to spur a stronger recovery.

31

Investors who had fled the securities of barely profitable or highly leveraged companies reconsidered their cautious stance. Companies that were priced as if they might be the next round of bankruptcies suddenly looked like probable survivors, and their share prices leapt higher as investors adjusted to the upgraded prognosis. As cyclical and financial risks receded, stocks of the most stable companies, with ultra-conservative balance sheets and resilient profit margins, no longer transfixed investors, whose eyes wandered to less pristine corporate stories in hopes of a bargain. Over the ensuing 24 months, stocks of companies in the lowest tiers of quality, derided as junk, trounced by double digits those in the top tiers.

Judging by the performance of the different quintiles of the market sorted by our proprietary quality rankings, the shift in market style that coincided with the early November release of vaccine efficacy results matches in many ways the pattern of 2003-2004, and then some. Whereas two decades ago it took over two years for the bottom quintile to outpace the top by 19 percentage points, this latest go-round has produced a 23 percentage point gap between the same two groups in just five months, with a mostly monotonic progression of performance down the tiers of quality: the worse you were, the better you did.

The earlier episode drove home the perils of being too risk-averse! While wallowing in the depths of a deep recession and long bear market, we took comfort from the resilience and reasonable valuation of the best companies and—despite the obvious chasm in relative valuations that had opened up between stocks of the best and the next-best, let alone the worst—ultimately lost sight of the opportunity cost of future returns from what we did not own.

Over the last couple of years, as valuations for high-quality and rapidly growing companies have risen steadily, we’ve had to make difficult trade-offs in attempting to balance our commitment to these company attributes against the prices their shares fetch. Historically our debate has mostly concerned the trade-off between valuation and growth, but in this nascent recovery from the pandemic, the real issue—at least as far as relative performance goes—has turned out to be related more to trading off valuation against quality. Growth, in contrast to quality, has not been a particularly good predictive factor recently: only the fastest growth quintile (sorted by our growth metric) has seriously lagged the index, while the other 80% of the market matched or bettered the market’s average performance since the beginning of November.

Although both high quality and faster growth have become highly priced in recent times, we’ve made no attempt to predict either inflation or interest rates, despite recognizing how these inputs have an immediate impact on stock valuations through their influence on discount rates. Considering such attempts a fool’s errand, we prefer instead to focus on discerning the enduring characteristics of companies themselves—characteristics that tend to persist across business cycles and political eras.

Our investment process is designed to give analysts the freedom, with few exceptions, to “go anywhere,” and locate the best businesses even in out-of-favor industries or countries. By keeping our opportunity set broad, always on the lookout for companies with strong competitive positions and secular growth tailwinds, the goal is to continuously furnish portfolio managers with sufficient raw materials from which to assemble diversified and differentiated portfolios of high-quality growing businesses. Our risk guidelines, including our portfolio limits on countries, sectors, and single companies, limit the worst of those inclinations, and we alter those limits only rarely and with great deliberation. In other words, don’t expect us to follow the current trend of some growth and momentum-oriented investors and to jettison our single holding limits to amass larger stakes in our favorite companies.

Portfolio Positioning (%) at April 30, 2021

Country/Region	Portfolio	Benchmark[1]

Canada	1.1	2.8

Emerging Markets	21.6	12.8

Europe EMU	13.2	8.6

Europe ex-EMU	10.0	7.9

Frontier Markets[2]	0.0	—

Japan	8.9	6.2

Middle East	0.0	0.2

Pacific ex-Japan	3.2	3.1

US	40.7	58.4

Cash	1.3	—

Sector	Portfolio	Benchmark[1]

Comm Services	5.1	9.6

Consumer Discretionary	12.0	12.8

Consumer Staples	10.4	6.9

Energy	3.3	3.3

Financials	12.5	14.3

Health Care	15.2	11.3

Industrials	16.4	9.9

Information Technology	18.6	21.4

Materials	4.0	5.1

Real Estate	0.3	2.6

Utilities	0.9	2.8

Cash	1.3	—

1MSCI All Country World Index; 2Includes countries with less-developed markets outside the index.

32

Portfolio Highlights

The Global Equity Research Portfolio’s holdings are directly determined by analysts’ recommendations among Harding

Loevner’s collection of researched companies. During the six-month period ended April 30, 2021, our analysts recommended buying 57 companies and selling 41. Owing to recent analyst promotions and the ongoing expansion of our small cap coverage, the number of small companies in the Portfolio’s opportunity set has meaningfully increased in recent quarters. We ended the six-month period with 309 holdings in the Portfolio. In terms of our exposure to different sectors, our exposure to Financials, Energy, and IT increased the most while exposure to Industrials, Materials, and Health Care decreased. By region, our exposure to the US decreased the most while exposure to the eurozone increased the most.

Insofar as the relative valuations of many of our buy-rated small-cap stocks have resembled those of some of the most stretched areas of the broader market, this increase in small-cap holdings exacerbated our concerns about portfolio valuation risk and led us to implement new portfolio construction rules to manage it. Companies below US$5 billion in market cap are now allowed in the Portfolio only if they exhibit cheap relative valuations. We use our proprietary value rankings for this purpose, getting rid of the most-expensive half of our small cap companies among the pool of analyst-recommended stocks, while retaining or purchasing cheaper ones. We also made additions and trims to holdings as part of a new emphasis on reducing the valuation risk of our large-company holdings. The net impact of these changes was that the Portfolio now looks quite a bit less expensive than previously.

In Financials, we made net trims in the Portfolio, however strong performance increased the Portfolio weight. India-based HDFC Bank and HDFC Corp, and Indonesia-based Bank Rakyat were sold after the analyst downgraded them on valuation concerns. In Energy, we made net additions. Schlumberger, a US-based oil services company, was purchased as recovering energy prices made the analyst more optimistic about future performance. We also took the opportunity to add to Netherlands-based Vopak and Pakistan’s Oil & Gas Development Company after weakness.

Purchases and sales in IT were relatively balanced, but strong performance increased exposure. We made several new purchases including the Spanish travel technology company Amadeus and Argentina-based enterprise-level IT services leader Globant after our analysts upgraded these stocks. Amadeus has underperformed relative to the steep fall-off in on travel during the pandemic, but we expect the business to recover and believe the valuation is attractive enough to wait. In the case of Globant, we’ve increased our revenue growth forecast due to increasing demand from enterprises for digital transformation and used a recent pullback in the price of expensive tech stocks as an opportunity to act. We added to Hon Hai Precision, Cisco, US-based business and IT consulting firm Cognizant, and AAC Technologies, a Chinese manufacturer of miniaturized acoustic components, due to cheap relative valuation.

Top Ten Holdings by Weight at April 30, 2021

Company	Sector	Country	%

UnitedHealth Group	Health Care	US	1.2

Alphabet	Comm Services	US	1.1

Cisco	Info Technology	US	1.1

Cognizant Technology	Info Technology	US	1.1

JPMorgan Chase	Financials	US	1.1

Vertex Pharmaceuticals	Health Care	US	1.0

AbbVie	Health Care	US	1.0

Microsoft	Info Technology	US	1.0

RGA	Financials	US	1.0

MasterCard	Info Technology	US	0.9

In Industrials, we made several sales and trims due to valuation concerns. These included the Japanese b2b e-commerce platform MonotaRO, Brazilian electric equipment manufacturer WEG, China-based automatic controls producer Shenzhen Inovance, and Honeywell, among others.

In Health Care, purchases and sales were mostly balanced, but poor performance saw the weight in the Portfolio decrease. We sold Switzerland-based Roche as our analyst expects more competition for its legacy oncology products from biosimilars. On the other hand, we purchased German lab equipment supplier Sartorius after a very strong year that saw its products play a key role in COVID-19 vaccine manufacturing. We also added several small cap companies: Swiss dental implant maker Straumann, UK monoclonal antibodies supplier Abiomed, and Penumbra, a US-based medical device company specializing in the treatment of strokes.

In the US our exposure decreased after several sales and trims. Kansas City Southern railroad and Tiffany were sold in the face of what appeared at the time to be imminent mergers (LVMH’s indeed completed its takeover of Tiffany in January). We also sold several companies, such as US-based industrial automation company Rockwell, due to valuation. First Republic Bank and Signature Bank were trimmed after strong outperformance left them looking relatively expensive.

Our exposure to the eurozone increased from the purchase of several smaller cap holdings. We also had some upgrades of existing companies and new companies added to our research universe.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

33

International Equity Research Portfolio

Institutional Investors: HLIRX & HLMZX

Portfolio Management Team

Moon Surana, CFA

Portfolio Manager

Andrew West, CFA

Portfolio Manager

Performance Summary

For the International Equity Research Portfolio, the Institutional Class gained 24.60% (net of fees and expenses) in the six-month period ended April 30, 2021. The Portfolio’s benchmark the MSCI All Country World ex-US Index, gained 27.41% (net of source taxes).

Market Review

International stock markets increased in the six months ended April 30, as the rollout of several successful COVID-19 vaccines led to economic rebounds across the globe. All sectors and regions finished in positive territory for the period.

The closing months of 2020 saw a dramatic rise in global stock markets, despite an escalation in the global pandemic. The starting gun for the run-up was Pfizer’s announcement of better-than-expected results for its COVID-19 vaccine trials and was followed in rapid fire by positive reports from Moderna, AstraZeneca, and Sinopharm. Accelerated approvals gave investors further hope for some return to normal commerce in 2021, even as COVID-19 hospitalizations in the US and Europe soared.

In 2021, signs of a global economic rebound multiplied as the vaccination efforts began in earnest. In March, the IMF raised its global GDP growth forecast for 2021 to 6.0%. In the US, among the world’s leaders in vaccination rates, retail sales climbed to the strongest level on record and restaurant bookings and the number of airline passengers, while still below pre-COVID-19 levels, continued to improve. The Biden administration passed a colossal US$1.9 trillion relief package, the third such stimulus measure since the pandemic began, sending direct payments to millions

Fund Facts at April 30, 2021

Total Net Assets	$15.4M

Sales Charge	None

Number of Holdings	223

Turnover (5 Yr. Avg.)	46%

Dividend Policy	Annual

	Institutional Investors

	Inst Class	Inst Class Z

Ticker	HLIRX	HLMZX

CUSIP	412295826	412295743

Inception Date	12/17/2015	–

Minimum Investment[1]	$100,000	$10,000,000

Net Expense Ratio[2]	0.75%[3]	0.75%[3]

Gross Expense Ratio[2]	1.40%	1.81%

1Lower minimums available through certain brokerage firms; 2As of the most relent Prospectus and based on expenses for the most recent fiscal year end. 3The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2022. Harding Loevner’s contractual agreement caps the net expense ratio at 0.75%. The Net Expense Ratio is applicable to investors.

of Americans and extending unemployment insurance. In China, electricity generation and rail cargo volume rose substantially year over year, but consumer spending remained subdued despite much of daily life having returned to normal. The recovery in Europe was even more uneven, amid the emergence of new more virulent virus strains and problems with its vaccine rollout extending or renewing lockdowns.

Better economic data coupled with seemingly unlimited central bank liquidity led to rising management confidence and a surge in mergers and acquisition activity (M&A). Company CEO’s were not the only market participants infected with high confidence; investors became more sanguine as well. The growth of special-purpose acquisition companies (SPACs), a “backdoor” means of taking private companies public with minimal regulatory scrutiny, accounted for an unprecedented 25% of all US deals. Retail trading activity also rose sharply, with a record number of people opening online accounts, and option volumes rising dramatically. The speculative frenzy extended to initial public offerings (IPOs) in many markets, with shares of newly listed companies (many of them still loss-making) being met by strong institutional and retail demand.

As homebuyers and corporate treasurers alike raced to lock in low interest rates, bond yields rose, with the yield on the US 10-year reaching pre-pandemic levels in March. Commodity prices, particularly those linked with industrial activity such as iron ore and copper, jumped higher, while Brent crude rose to over US$60 per barrel.

34

Performance (% total return)
	For periods ended March 31, 2021				For periods ended April 30, 2021

	1 Year	3 Years	5 Years	Since Inception*	1 Year	3 Years	5 Years	Since Inception*

Intl Equity Research Portfolio – Institutional Class	53.06	7.41	11.43	11.36	45.86	8.58	11.58	11.77

MSCI All Country World Ex-US Index	49.41	6.51	9.76	9.27	42.98	6.98	9.83	9.71

Returns are annualized for periods greater than 1 year. *Inception date: December 17, 2015.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com.

On a sector basis, Energy was the strongest performer, surging in lockstep with rising oil prices. Financials also performed strongly, aided by a steepening yield curve and surprisingly low credit defaults. Shares of Information Technology (IT) companies also outpaced the index despite facing heightened scrutiny from regulators in Europe, China, and the US. Less-cyclical sectors—Consumer Staples, Health Care, and Utilities—all underperformed for the period.

Viewed by geography, the eurozone outperformed as some of the countries hit hardest by the virus, such as Spain and Italy, began to recover. Canada was a big outperformer, helped by its large weighting in banks and Energy. In Europe outside the eurozone, the UK posted strong returns on the back of its expansive vaccination program. Japan significantly underperformed as the country instated a new, more stringent state of emergency in response to another virus wave. Emerging Markets (EMs) also underperformed as weakness in China due to its regulatory crackdowns on tech companies offset strong performance in Taiwan and Russia, where the global semiconductor shortage and the rise in the oil price helped the former’s IT and latter’s Energy companies, respectively.

Performance Attribution

The Portfolio underperformed as stocks of high-quality, fast-growing companies lagged the broader market in the six-month period. The main detractors from relative returns were weak stocks in Materials and IT as well our overweight to the lagging Consumer Staples sector. Good stocks in Financials and Industrials along with the Portfolio’s underweight in Communications Services were helpful.

In Materials, German flavors-and-fragrance maker Symrise experienced slower organic sales growth in its beverage and sweets segments, and Danish industrial enzyme producer Novozymes reported an overall decline in organic growth. Another Danish company, natural food ingredients producer Chr. Hansen, gave back some of the strong stock returns it generated in 2020. In IT, our underweight to Taiwan-based semiconductor manufacturer TSMC detracted; its stock soared on news that its rival Intel was experiencing production delays of its next-generation chip.

In Financials, our EM banking holdings, such as Bancolombia and Spain’s BBVA and Banco Santander, performed particularly well. With economic activity picking up, manufacturers everywhere are seeing more orders, but our Industrials holdings Techtronic Industries, a Hong Kong-based power-tool manufacturer, and Komatsu, a Japanese earth-moving equipment maker, were standouts. Steady investment by Techtronic in R&D has paid off in a series of successful products launches, while at Komatsu economic recovery has spurred a rebound in demand for its construction equipment.

Regionally, our holdings in Japan detracted most from relative returns. Shares of Unicharm, a Japanese manufacturer of hygiene and household cleaning products, declined in response to the rising costs of inputs (such as oil) and the market’s style shift favoring stocks of more-cyclical companies. Poor stocks in the eurozone also dragged on performance versus the index, notably Symrise.

Investments in Pacific ex-Japan were a large positive contributor to relative returns. Two banks in Singapore, DBS Group and OCBC Bank, outperformed after announcing better-than-expected fourth-quarter results. Both banks saw their loan books improving with fewer loans subject to a government-mandated loan-repayment moratorium. DBS has also seen growth in its wealth management business and credit card volume, leading to increased fee income.

Perspective and Outlook

For the best part of our 30-year existence we’ve invested in high-quality, growing companies. That means we understand only too well the slings and arrows of performance that the market

35

occasionally hurls the way of our quality-focused portfolio. During the recovery from the prolonged bear market that followed the bursting of the tech bubble in 2000, we suffered one of our worst periods of relative performance. As the profit slump—at the time the deepest since the 1930s—dragged into its second year, the US Federal Reserve led other central banks in further rounds of cutting interest rates in a bid to spur a stronger recovery. Investors who had fled the securities of barely profitable or highly leveraged companies re-considered their cautious stance. Companies that were priced as if they might be the next round of bankruptcies suddenly looked like probable survivors, and their share prices leapt higher as investors adjusted to the upgraded prognosis. As cyclical and financial risks receded, stocks of the most stable companies, with ultra-conservative balance sheets and resilient profit margins, no longer transfixed investors, whose eyes wandered to less-pristine corporate stories in hopes of a bargain. Over the ensuing 24 months, stocks of companies in the lowest tiers of quality, derided as junk, trounced by double digits those in the top tiers.

Judging by the performance of the different quintiles of the market sorted by our proprietary quality rankings, the shift in market style that coincided with the early November release of vaccine efficacy results matches in many ways the pattern of 2003-2004, and then some. Whereas two decades ago it took over two years for the bottom quintile to outpace the top by thirteen percentage points, this latest go-round has produced a 21 percentage point gap between the same two groups in just five months, with a mostly monotonic progression of performance down the tiers of quality: the worse you were, the better you did.

The earlier episode drove home the perils of being too risk-averse! While wallowing in the depths of a deep recession and long bear market, we took comfort from the resilience and reasonable valuation of the best companies and—despite the obvious chasm in relative valuations that had opened up between stocks of the best and the next-best, let alone the worst—ultimately lost sight of the opportunity cost of future returns from what we did not own.

Over the last couple of years, as valuations for high-quality and rapidly growing companies have risen steadily, we’ve had to make difficult trade-offs in attempting to balance our commitment to these company attributes against the prices their shares fetch. Historically our debate has mostly concerned the trade-off between valuation and growth, but in this nascent recovery from the pandemic, the real issue—at least as far as relative performance goes—has turned out to be related more to trading off valuation against quality. Growth, in contrast to quality, has not been a particularly good predictive factor recently: only the fastest growth quintile (sorted by our growth metric) has seriously lagged the index, while the other 80% of the market matched or bettered the market’s average performance since the beginning of November.

Although both high quality and faster growth have become highly priced in recent times, we’ve made no attempt to predict either inflation or interest rates, despite recognizing how these inputs have an immediate impact on stock valuations through their influence on discount rates. Considering such attempts a fool’s errand, we prefer instead to focus on discerning the enduring characteristics of companies themselves—characteristics that tend to persist across business cycles and political eras.

Our investment process is designed to give analysts the freedom, with few exceptions, to “go anywhere,” and locate the best businesses even in out-of-favor industries or countries. By keeping our opportunity set broad, always on the lookout for companies with strong competitive positions and secular growth tailwinds, the goal is to continuously furnish portfolio managers with sufficient raw materials from which to assemble diversified and differentiated portfolios of high-quality growing businesses. Our risk guidelines, including our portfolio limits on countries, sectors, and single companies, limit the worst of those inclinations, and we alter those limits only rarely and with great deliberation. In other words, don’t expect us to follow the current trend of some growth- and momentum-oriented investors and to jettison our single holding limits to amass larger stakes in our favorite companies.

Portfolio Positioning (%) at April 30, 2021

Country/Region	Portfolio	Benchmark[1]

Canada	1.6	6.8

Emerging Markets	31.9	30.8

Europe EMU	23.8	20.8

Europe ex-EMU	20.4	19.0

Frontier Markets[2]	0.0	–

Japan	15.3	14.8

Middle East	0.0	0.4

Pacific ex-Japan	6.1	7.4

Cash	0.9	–

Sector	Portfolio	Benchmark[1]

Communication Services	5.1	7.1

Consumer Discretionary	12.2	13.5

Consumer Staples	11.7	8.4

Energy	4.1	4.4

Financials	15.5	18.9

Health Care	10.2	8.9

Industrials	18.9	11.8

Information Technology	13.4	12.8

Materials	5.8	8.5

Real Estate	0.7	2.6

Utilities	1.5	3.1

Cash	0.9	–

1MSCI All Country World ex-US Index; 2Includes countries with less-developed markets outside the index.

36

Portfolio Highlights

The International Equity Research Portfolio’s holdings are directly determined by analysts’ recommendations among Harding Loevner’s collection of researched companies. During the six-month period ended April 30, 2021, our analysts recommended buying 46 companies and selling 33. One of our associate analysts, Samuel Hosseini, was promoted to analyst, making his recommended purchases, including a number of small cap companies, newly eligible for the Portfolio. Owing to his and other recent promotions and the ongoing expansion of our small cap coverage, the number of international small companies in the Portfolio’s opportunity set has meaningfully increased in recent quarters. We ended the six-month period with 223 holdings in the Portfolio.

Our exposure to IT increased as a result of several new purchases, including a handful of small cap companies that newly became eligible for the strategy: Germany-based Nemetschek, a niche software supplier to the construction and media and entertainment industries; Taiwan-based semiconductor manufacturer Chipbond Technology; and China-based Sangfor Technologies, an enterprise cloud and network security vendor.

In Communication Services, we bought French market research and consulting firm Ipsos, Russian internet search firm Yandex, Cheil Worldwide (a South Korean marketing company affiliated with Samsung Electronics), and Scout24. The latter operates a leading real estate platform in Germany where agents, landlords, and individual sellers can list and display their properties for sale or rent. (Think of it as a mashup of Realtor.com, Apartments.com, and Craigslist.) The company is a dominant player with over 70% market share and enjoys a strong network effect.

In Health Care, we sold Grifols, a Spanish producer of blood plasma-based products, after the stock outperformed and the valuation looked less compelling to our analyst. We also sold Switzerland-based Roche, as our analyst expects more competition for its legacy oncology products from biosimilars. Analysts recommended Health Care purchases as well, including Italian-based diagnostics company DiaSorin. This business should continue to get a boost from strong demand for COVID-19-related tests.

By region, our exposure to the EMU increased the most during the six-month period while exposure to EMs shrank the most. Our increased investments in the EMU was largely the result of purchasing newly eligible smaller-cap holdings such as Nemetschek and Germany-based IT consultancy Bechtle. We also had some analyst upgrades of larger-cap companies, including Amadeus, an airline-reservation-management software business headquartered in Spain. The spread of effective vaccines has lifted both the outlook for a rebound in travel and Amadeus’s performance relative to the rest of IT. In EM, the number of upgrades and downgrades were balanced during the quarter, but we also made several trims due to high relative valuation,

Top Ten Holdings by Weight at April 30, 2021

Company	Sector	Country	%

Banco Santander	Financials	Spain	1.2

DBS Group	Financials	Singapore	1.2

OCBC Bank	Financials	Singapore	1.1

Brenntag	Industrials	Germany	1.1

Hakuhodo	Comm Services	Japan	1.1

Rio Tinto	Materials	UK	1.1

SE Banken	Financials	Sweden	1.1

Kubota	Industrials	Japan	1.0

BHP	Materials	Australia	1.0

BMW	Cons Discretionary	Germany	1.0

including Shenzhen Inovance, China’s largest producer of industrial automation control components and Naver, a South Korean social media company.

37

Emerging Markets Research Portfolio

Institutional Investors: HLREX

Portfolio Management Team

Moon Surana CFA

Portfolio Manager

Andrew West, CFA

Portfolio Manager

Performance Summary

For the Emerging Markets Equity Research Portfolio, the Institutional Class rose 22.17% (net of fees and expenses) in the six-month period ended April 30, 2021. The Portfolio’s benchmark, the MSCI Emerging + Frontier Markets Index, rose 22.87% (net of source taxes).

Market Review

Stocks in Emerging Markets (EMs) rallied in the first half of the fiscal year as news late in 2020 that vaccines had demonstrated exceptional levels of efficacy in final trials provided the catalyst for upgrading of global growth expectations and renewal of interest in those markets and industries worst hit by the COVID-19 pandemic. This, in turn, also boosted EM currencies, with the majority making significant gains versus a persistently weak dollar. The prospect of a stronger, broader-based recovery combined with China’s continued economic health and anticipation of the Biden administration’s massive infrastructure plans also propelled commodity and energy prices higher.

Latin America and emerging Europe were the strongest regions in the index, with EMs especially sensitive to commodity prices (e.g., Russia, South Africa, Brazil, Mexico) enjoying an especially strong bounce. Asia lagged mostly due to China, the largest EM, which was among the worst-performing markets despite keeping the virus under control and registering robust growth in both manufacturing and services. Concerns included tighter domestic borrowing conditions, and continuing tensions with the US. Antitrust actions against Chinese internet companies were another cause for concern. Although the fines levied by Chinese regulators

Fund Facts at April 30, 2021

Total Net Assets	$9.0M

Sales Charge	None

Number of Holdings	131

Turnover (5 Year Average)	–

Dividend Policy	Annual

Institutional Investors

Institutional Class

Ticker	HLREX

CUSIP	412295776

Inception Date	12/19/2016

Minimum Investment[1]	$100,000

Net Expense Ratio[2]	1.15%[3]

Gross Expense Ratio[2]	2.40%

1Lower minimums available through certain brokerage firms; 2The Expense Ratios are are as of the most recent Prospectus and are based on expenses for the most recent fiscal year end. The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2022. 3Harding Loevner’s contractual agreement caps the Net Expense Ratio at 1.15%. The Net Expense Ratio is applicable to investors.

against Tencent, Baidu, and JD.com for their monopolistic behavior were miniscule, Alibaba received a much larger (US$3 billion) punishment in April albeit one still modest in relation to the size of the company. Across the strait, Taiwan was among the strongest EMs, led by semiconductor stocks, especially TSMC, buoyed by the current global chip shortage.

Materials was the best-performing sector with the rise in commodity prices and signs of broader global economic expansion. In Financials, EM bank stocks, which were among those most battered by the virus during much of 2020, rose sharply. Stocks of companies that have benefited the most from the pandemic environment in the Information Technology (IT) sector also continued to enjoy strong gains, led by semiconductor and other hardware manufacturers. Consumer Discretionary was the only sector in the index to decline, weighed down by index heavyweight Alibaba and its regulatory woes.

Performance Attribution

The Portfolio modestly underperformed the index in the first half of the fiscal year largely due to holdings in IT. Shares of Taiwanese mobile-device lens manufacturer Largan Precision were pressured by continued dampened demand due to the COVID-19 outbreak and the US sanctions on Chinese smartphone maker Huawei (a large customer). The impact of the global chip shortage on smartphone production has also been a concern. Another

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Performance (% total return)

	For periods ended March 31, 2021			For periods ended April 30, 2021

	1 Year	3 Years	Since Inception*	1 Year	3 Years	Since Inception*

Emerging Markets Research Portfolio – Institutional Class	57.64	5.68	12.67	46.01	6.85	12.59

MSCI Emerging + Frontier Markets Index	58.09	6.35	13.21	48.55	7.42	13.59

Returns are annualized for periods greater than 1 year. *Inception date: December 19, 2016.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com.

smartphone-component manufacturer, AAC Technologies, was a detractor on worries about rising competition in its core business making speakers and microphones. Relative returns were also hurt by the Portfolio’s underweights to IT and the top-performing Materials sector and an overweight in Consumer Staples.

Strong stocks in Consumer Staples and Consumer Discretionary were helpful, as was our underweight in the latter. In Staples, the re-mobilization of consumers in Latin America helped to revive the shares of two beverage businesses: Mexico’s FEMSA and Brazil’s Ambev. In Discretionary, duty-free retailer China Tourism Group Duty Free has enjoyed strong sales growth for its stores on the resort island of Hainan.

By geography, the key detractors included South Korean consumer-products company LG Household & Health Care, a Consumer Staples stock that lagged its local tech-heavy market. In India, shares of Hero Motocorp were hurt by concerns about the impact on automobile demand of the country’s intensifying new wave of COVID-19 cases. The Portfolio’s cash also dampened performance versus the index. Good stocks (FEMSA) and an overweight in Mexico were helpful.

Perspective and Outlook

Even as humanity continues its determined battle to contain the coronavirus, the longer-term threat facing our species from climate change is capturing increasing attention. The shift to electric vehicles (EVs) undeniably represents a growth opportunity for investors, particularly in China given its massive addressable market and the government’s new commitment to achieve carbon neutrality by 2060. In recent years, a plethora of companies have sought to capitalize on EV growth in China, including foreign automakers, who have laid out aggressive plans to build out EV capabilities, many through partnerships and joint ventures with Chinese firms. The existence of a growing market, however, by no means guarantees that EV makers themselves will be solid long-term investments.

A major challenge for EV makers is the specter of even more competitors entering the scene. The legacy, ICE-based automobile industry has enjoyed high barriers to entry due to the massive fixed capital required to produce engines, giving rise to enormous economies of scale, and the fact that trust based on brand reputation is important in consumer purchase decisions. The manufacturing process for EVs is significantly less complex and key components can be outsourced, presenting a low barrier to entry, as evidenced by the growing number of consumer and technology brands developing their own EVs, including Apple, and China’s internet giant Baidu and smartphone maker Xiaomi.

Amid the increasingly crowded field, achieving stand-alone dominance in EV manufacturing will likely require a company to achieve (and maintain) the automobile equivalent of the iPhone: a uniquely attractive combination of hardware, software, and aesthetics. Tesla has come as close as any company to hitting on all three, but whether its edge can prevail is an open question. The software domain would appear to provide the most scope for enduring differentiation, but we think a single EV-maker is less likely to win out here than a software/systems specialist, such as China’s Waymo or Baidu, that will partner with multiple manufacturers to achieve scale.

Tesla has enviable first-mover advantage in hardware and some aspects of software, with its revered user interface. We think it’s likely, however, that as the diversity of customer preferences are revealed, others will challenge Tesla for leadership in certain areas, be it drive-ability, style, or entertainment.

We can only speculate about how the EV industry will ultimately shake out. This lack of fundamental foresight makes us wary of predicting long-term winners among today’s brands, though we will continue to watch for companies that offer sufficient quality characteristics and durable growth potential. In the meantime, we have chosen to gain exposure to the EV growth opportunity through other ways very much aligned with our focus on quality-growth companies. In common with all other industries, our goal with respect to EVs is to invest in firms that offer predictable growth in their core businesses augmented by new growth opportunities

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exploitable by farsighted management. Indeed, we already have three EV-related holdings that fit this something-old/ something-new profile:

Hon Hai Precision

Hon Hai Precision, also known as Foxconn, is the world’s leading provider of electronics manufacturing services (EMS), producing such iconic products such as the iPhone, Kindle, and PlayStation. With its expertise in hardware and software, combined with its massive scale and powerful supply chain management, Hon Hai offers its clients unrivaled speed-to-market at large scale and low cost. Its assembly capabilities are augmented by its ability to make certain components, such as iPhone casings, itself, from scratch. This reduces Hon Hai’s costs and allows it to make larger investments in research and development than smaller competitors.

One of Hon Hai’s recent growth initiatives has been entering the automotive industry, specifically EVs. It already offers a thousand EV components and counts Tesla among its customers. Hon Hai is an attractive supplier to EV manufacturers because of its expertise in the production of light metal structural parts, its experience in managing complex supply chains, and its expertise in products that integrate software with hardware (Exhibit A: the iPhone). Hon Hai has already designed a chassis and mapped out a production schedule for new models for three brands in 2022. Hon Hai is also building its own hardware and software “open platform,” called MIH. With contributions from Hon Hai’s partners and third-party developers, MIH promises EV-makers a way to reduce up-front development costs, shorten vehicle development time, and facilitate mass production. MIH has already attracted customers such as Chinese automaker Geely, Italy’s Fiat, and US-based Fisker. While it is still early days in EV at Hon Hai, it is targeting a 10% share of what it estimates will be a US$500 billion market by 2025.

WEG

WEG is one of Brazil’s leading industrial companies, manufacturing a broad range of electrical equipment for the global market. WEG earns most of its revenues abroad and has been making considerable capital expenditures to bring the same high level of vertical integration it enjoys inside Brazil to its manufacturing plants in Mexico, China, and elsewhere. These investments should improve WEG’s cost structure, global market share, and margins. Against the backdrop of the rotten Brazilian economy of recent years, WEG has managed to grow consistently and generate high returns on capital.

WEG’s management has shown commendable foresight in steering the company towards growth opportunities in adjacent business. Its initiatives include developing electric traction systems for buses, trains, and other modes of transport. In 2019, WEG stepped up its activity in this segment by becoming a key part of the VW-coordinated “e-Consortium” focused on developing electrical mobility in Brazil. WEG supplies the powertrain system globally for all VW electric delivery trucks and also makes the motors to power the air conditioning and other auxiliary systems. WEG’s initiatives in electric mobility are currently just a small part of the company’s many climate-related growth opportunities. The company has a larger wind and solar energy business, for example, that includes manufacturing solar energy kits for home use that have been gaining popularity in many markets.

Silergy

A new holding this period is Silergy, a Taiwan-listed manufacturer of power-management integrated circuits (PMIC) used in a range of electronics, from computer tablets to industrial robots. The company’s design and manufacturing platform is highly integrated: it operates its own chip fabrication (“fab”) facilities, which enables the company to stay a step ahead of competitors. The company has steadily increased its share of the PMIC market and enjoyed about

Portfolio Positioning (%) at April 30, 2021

Country/Region	Portfolio	Benchmark	[1]

Brazil	5.1	4.6

China + Hong Kong[2]	37.2	37.2

India	4.6	9.3

Mexico	5.5	1.7

Russia	4.3	3.0

South Africa	1.0	3.7

South Korea	8.4	13.3

Taiwan	8.5	14.4

Small Emerging Markets[3]	18.5	11.9

Frontier Markets[4]	5.8	0.9

Cash	1.1	–

Sector	Portfolio	Benchmark	[1]

Communication Services	9.4	11.7

Consumer Discretionary	16.5	17.2

Consumer Staples	14.9	5.6

Energy	5.8	4.7

Financials	20.6	18.1

Health Care	6.2	4.7

Industrials	6.5	4.4

Information Technology	13.8	21.0

Materials	2.3	8.6

Real Estate	1.2	2.1

Utilities	1.7	1.9

Cash	1.1	–

1MSCI Emerging + Frontier Markets Index; 2The Emerging Markets Research Portfolio’s end weight in China at April 30, 2021 is 37.2% and Hong Kong is 0.0%. The Benchmark does not include Hong Kong; 3Includes the remaining emerging markets which, individually, comprise less than 5% of the index; 4Includes emerging markets or frontier markets companies listed in developed markets.

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a 15% cumulative annual growth rate of revenues and profits over the last five years.

Silergy has been investing for years in R&D to produce PMICs suitable for automotive applications. The recent chip shortage has prompted automakers to expand their suppliers of PMICs, presenting an opportunity for Silergy to enter the highly competitive supply chain. Silergy’s automotive-related revenues will likely exceed 5% of sales in 2021 and could double next year. Management has been vocal about its attractive near-term opportunities in telematics, infotainment, advanced driver-assistance systems, and LED lighting.

Portfolio Highlights

The Emerging Markets Equity Research Portfolio’s holdings are directly determined by analysts’ recommendations among Harding Loevner’s collection of researched companies. During the six-month period ended April 30, 2021, our analysts recommended buying 23 companies and selling 17. One of our associate analysts, Samuel Hosseini, was promoted to analyst, making his recommended purchases, including a number of small cap companies, newly eligible for the Portfolio. Owing to this and other recent promotions and the ongoing expansion of our small cap coverage, the number of emerging markets small companies in the Portfolio’s opportunity set has increased in recent quarters. We ended the six-month period with 131 holdings in the Portfolio, an increase of eight from the beginning, driven by upgrades and new companies added to our research universe. In this period portfolio exposure to the Energy and Health Care sectors increased the most, while exposure to Consumer Staples fell the most. By country, exposure to China and small emerging markets increased the most while exposure to India fell.

Insofar as the relative valuations of many of our buy-rated small-cap stocks have resembled those of some of the most stretched areas of the broader market, we decided to implement new portfolio construction rules to manage this valuation risk. Companies below US$3 billion in market cap are now allowed in the Portfolio only if they exhibit cheap relative valuations. We use our proprietary value rankings for this purpose, getting rid of the most-expensive half of our small cap companies among the pool of analyst-recommended stocks, while retaining or purchasing cheaper ones. We also made additions and trims to holdings as part of a new emphasis on reducing the valuation risk of our large-company holdings. The net impact of these changes was that the Portfolio now looks quite a bit less expensive than previously.

In Energy, we added to several companies that had cheap valuations and improving prospects due to rising oil prices. These included Russia-based oil giant Lukoil, Colombian integrated oil and gas company Ecopetrol, and Romanian natural gas producer Romgaz.

In Health Care, we purchased Mouwasat Medical Services, which owns a portfolio of high-quality hospitals in Saudi Arabia that

Top Ten Holdings by Weight at April 30, 2021
Company	Sector	Country	%

Walmart de México	Cons Staples	Mexico	2.1

Midea Group	Cons Discretionary	China	2.0

CSPC Pharmaceutical Group	Health Care	China	2.0

FEMSA	Cons Staples	Mexico	2.0

Samsung Electronics	Info Technology	South Korea	2.0

Gree Electric	Cons Discretionary	China	2.0

Hon Hai Precision	Info Technology	Taiwan	2.0

TSMC	Info Technology	Taiwan	1.9

NCSoft	Comm Services	South Korea	1.9

Ping An Insurance	Financials	China	1.8

are the preferred health care option for many of the country’s largest employers. The company has been gaining market share from overcrowded and inefficient government hospitals and is well positioned to benefit from Saudi health care spending that is projected to grow from US$46 billion in 2019 to US$160 billion by 2031. We also added to China’s CSPC Pharmaceutical Group, whose shares look attractively valued relative to those of other Chinese companies. CSPC manufactures and distributes pharmaceutical products and invests heavily in R&D, supporting a strong pipeline of innovative treatments.

We reduced exposure to Consumer Staples, including trimming Godrej, an Indian personal and household care company, and Amorepacific, a South Korean cosmetics company, due to relatively expensive valuations.

We increased our exposure to China through additions to CSPC Pharmaceutical, Gree Electric, Ping An Insurance, home-appliance manufacturer Midea, online job-search platform 51job, and AAC Technologies. Our analysts’ fair value estimates indicated that all looked cheap on relative valuation. We also made several new purchases in China including Baidu, China’s leading internet search operator, after shares fells along with the general sell-off in Chinese IT sparked by increased regulatory pressures. Given Baidu’s business fundamentals remained strong, our analyst saw this as a good chance to buy at a reasonable valuation. We also made purchases of several new Chinese companies that were added to our coverage: YonYou Network Technology, a software developer and distributor; Country Garden Services, a property management company; Sangfor, a cybersecurity software and cloud computing provider; and Hefei Meyer, an optical inspection and sorting systems maker. The latter is one of the first companies recommended by Lee Gao, a new China analyst hired at the end of 2020 who is helping expand our coverage with more companies that meet our high-quality, durable-growth criteria.

The Portfolio’s weight in India fell due to a number of sales and trims due to valuation concerns, including HDFC Bank and its parent HDFC Corp. We also trimmed Godrej, Asian Paints, and IT consulting firm Tata Consultancy.

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Disclosures

The Portfolios invest in foreign securities, which will involve greater volatility and political, economic, and currency risks and differences in accounting methods. They also invest in emerging markets, which involve unique risks, such as exposure to economies less diverse and mature than the US or other more established foreign markets. Economic and political instability may cause larger price changes in emerging markets securities than other foreign securities.

Investments in small- and mid-cap companies involve additional risks such as limited liquidity and greater volatility.

Diversification does not guarantee a profit or prevent a loss in a declining market.

Long-term earnings growth and earnings per share growth are not a forecast of the Portfolios’ future performance.

The value of securities may fluctuate in response to various factors including, but not limited to, public health risks; these may be magnified if conditions and events adversely impact the global economy.

Companies held in the Portfolios during the first half of the fiscal year appear in bold type; only the first reference to a particular holding appears in bold. The Portfolios are actively managed; therefore holdings shown may not be current. Portfolio holdings and top ten holdings should not be considered recommendations to buy or sell any security. Please refer to the Portfolios of Investments in this report for complete Portfolio holdings. Current and future Portfolio holdings are subject to risk.

While the Portfolios have no sales charge, management fees and other expenses still apply. Please see the Prospectus for further details.

Sector & Geographic Exposure data is sourced from: Northern Trust, Harding Loevner Funds Portfolios, and MSCI Barra.

Expense Ratios: Differences may exist between the commentary data and similar information reported in the financial statements due to timing differences. Unless otherwise stated, the expense ratios presented are shown as of the most recent Prospectus date, February 28, 2021.

Five year average turnover data is calculated using a simple average of annual turnover figures for the past five fiscal years. These annual turnover figures utilize purchase, sales, and market value data which is not reflective of adjustments required pursuant to Generally Accepted Accounting Principles (GAAP). Accordingly, differences may exist between this data and similar information reported in the financial statements.

Quasar Distributors, LLC, Distributor.

Index Definitions

The MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The Index consists of 49 developed and emerging market countries. Net dividends reinvested.

The MSCI All Country World ex-US Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the US. The Index consists of 48 developed and emerging market countries. Net dividends reinvested.

The MSCI All Country World ex-US Small Cap Index is a free-float market capitalization index that is designed to measure small cap developed and emerging market equity performance. The Index consists of 48 developed and emerging markets countries and targets companies within a market capitalization range of USD 94-14,460 million (as of March 31, 2020) in terms of the companies’ full market capitalization. Net dividends reinvested.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Index consists of 26 emerging market countries. Net dividends reinvested.

The MSCI China All Shares Index is a free float-adjusted market capitalization index that is designed to reflect an opportunity set capturing large and mid-cap China share classes listed in Hong Kong, Shanghai, Shenzhen, and outside of China.

The MSCI Emerging + Frontier Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets and frontier markets. The Index consists of 26 emerging markets countries and 28 frontier markets countries. Net dividends reinvested.

The MSCI Frontier Emerging Markets Index is a free float-adjusted market capitalization index designed to measure equity market performance in all countries from the MSCI Frontier Markets Index and the lower size spectrum of the MSCI Emerging Markets Index. The Index consists of 28 frontier markets and 6 emerging markets. Net dividends reinvested.

The S&P 500 Index is an unmanaged index commonly used to measure performance of US stocks.

You cannot invest directly in these Indexes.

Term Definitions

Alpha is a measure a measure of risk-adjusted return.

Basis points are a common measurement used chiefly for interest rates and other percentages in finance. A basis point is one hundredth of one percent.

Dividend yield is the annual dividends per share divided by current price per share, expressed as a percent.

Economies of scale is the cost advantage that arises with increased output of a product.

Gross Domestic Product (GDP) is the monetary value of all finished goods and services produced within a country’s borders in a specific time period (usually calculated on an annual basis).

Market Capitalization is the total dollar market value of all of a company’s outstanding shares.

Return on Capital (ROC) is a calculation used to assess a company’s efficiency at allocating the capital under its control to profitable investments.

Sharpe Ratio is the return over the risk-free rate per unit of risk.

Tracking Error is a measure of how closely a portfolio follows the index to which it is benchmarked.

Turnover is calculated by dividing the lesser of Purchases or Sales by Average Capital.

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Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule I is included as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) were effective as of a date within 90 days prior to the filing date of this report, based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the evaluation date.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Rule 30a-2(a) of the Investment Company Act of 1940, as amended, are attached.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Exhibit 99.906: Certifications pursuant to Rule 30a-2(b) of the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Harding, Loevner Funds, Inc.

By	/s/ Richard T. Reiter
Richard T. Reiter
(Principal Executive Officer)

Date: July 2, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Richard T. Reiter
Richard T. Reiter
(Principal Executive Officer)

Date: July 2, 2021

By	/s/ Tracy L. Dotolo
Tracy L. Dotolo
(Principal Financial Officer)

Date: July 2, 2021